                                                                   EXHIBIT 10.1


                         AGREEMENT FOR PURCHASE AND SALE

                                       FOR

                       THE CROWN AMERICAN HOTEL PORTFOLIO

                                       AND

                            JOINT ESCROW INSTRUCTIONS

                                TABLE OF CONTENTS

                                                                            Page

1.  Definitions................................................................2

    1.1   General..............................................................2

    1.2   Other Definitions...................................................16

2.  Purchase and Sale.........................................................16

    2.1   Exclusion of Certain Service Contracts and Equipment Lease(s).......16

3.  Purchase Price; Allocation................................................16

    3.1   Purchase Price......................................................16

    3.2   Allocation of Purchase Price........................................17

4.  Title and Due Diligence Conditions........................................17

    4.1   Property Records and Title Documents................................17

    4.2   Survey..............................................................17

    4.3   Estoppels and Consents..............................................17

    4.4   Buyer's Review and Approval of Title................................17

    4.5   Access to Property and Records......................................18

    4.6   Indemnification.....................................................19

    4.7   Buyer's Right of Termination........................................19

    4.8   Due Diligence Costs.................................................20

5.  Representations and Warranties............................................20

    5.1   By Sellers..........................................................20

    5.2   By Buyer............................................................30

    5.3   Notice of Subsequent Event or Discovery.............................31

6.  Operation of the Hotels Pending Closing...................................31

7.  Other Agreements..........................................................33

    7.1   Termination of Hotel Management Agreement...........................33

    7.2   Liquor License(s) and Inventory.....................................33

    7.3   Estoppel Certificates; Consents.....................................34

    7.4   Negative Covenants..................................................34

    7.5   2004 Interim Financial Statements...................................35

    7.6   Further Assurances..................................................35

    7.7   Government Approvals and Third Party Consents.......................36

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                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

    7.8   Exclusivity.........................................................36

    7.9   Buyer's Release of Sellers..........................................36

    7.10  Hotel Records.......................................................37

8.  Prorations, Credits and Other Adjustments.................................37

    8.1   Proration of Taxes..................................................37

    8.2   Proration of Expenses...............................................37

    8.3   Hotel Revenues......................................................38

    8.4   Hotel Payables......................................................38

    8.5   Other Credits to Buyer..............................................39

    8.6   Other Credits to Sellers............................................39

    8.7   Regarding Hotel Prorations Generally................................39

    8.8   Preliminary Closing Statement.......................................40

    8.9   Utility Deposits; Loan Impounds and Debt Service....................40

9.  Conditions to Closing.....................................................40

    9.1   In Buyer's Favor....................................................40

    9.2   In Sellers' Favor...................................................42

    9.3   Pre-Closing Damage or Destruction...................................42

10. Closing...................................................................44

    10.1  Closing Date; Location..............................................44

    10.2  Pro Forma Title Policies............................................44

    10.3  Sellers' Deliveries.................................................44

    10.4  Buyer's Deliveries..................................................45

    10.5  Closing Costs.......................................................46

    10.6  Completion of Closing...............................................47

    10.7  Escrow and Recording Instructions...................................48

    10.8  Delivery of Possession..............................................48

    10.9  Procedure for Termination of Escrow.................................48

    10.10 Maintenance of Confidentiality by Escrow Agent......................49

11. Post-Closing Adjustments..................................................49

    11.1  Final Closing Statement.............................................49

                                TABLE OF CONTENTS
                                   (continued)
                                                                            Page

    11.2  Disputes............................................................49

    11.3  Settlement..........................................................49

    11.4  Subsequent Tax Bills................................................49

12. Third-Party Claims and Obligations........................................50

    12.1  Assumed and Retained Liabilities....................................50

    12.2  Employee Liabilities................................................50

    12.3  WARN Act Liability..................................................51

    12.4  Transfers of Unemployment Tax Reserve Credit........................52

13. Indemnification...........................................................52

    13.1  Indemnification; Survival...........................................52

    13.2  Third-Party Claims and Obligations..................................52

    13.3  Limitation on Indemnification.......................................55

14. Termination...............................................................56

15. Assignment................................................................57

16. Notices...................................................................57

17. General Provisions........................................................59

    17.1  Confidentiality.....................................................59

    17.2  Effect of Termination...............................................59

    17.3  Construction; Participation in Drafting.............................59

    17.4  No Third-Party Beneficiaries........................................60

    17.5  Survival of Provisions..............................................60

    17.6  Integration and Binding Effect......................................60

    17.7  Computation of Time.................................................60

    17.8  Captions............................................................60

    17.9  Further Assurances..................................................60

    17.10 Governing Law.......................................................60

    17.11 Counterparts........................................................60

    17.12 Coal Notice.........................................................61

                             SCHEDULES AND EXHIBITS

Exhibits
--------

Exhibit A  Schedule of Contracts
Exhibit B  Form of Bill of Sale
Exhibit C  Intentionally Omitted
Exhibit D Form of Agreement of Assignment and Assumption of Assumed Contracts Exhibit E Form of Deeds
Exhibit F  Form of FIRPTA Certificate
Exhibit G  Form of General Assignment and Assumption Agreement
Exhibit H  Form of Ground Lease Assignment and Consents
Exhibit I  Ground Leases
Exhibit J  Hotel Parcels
Exhibit K  Hotel Properties
Exhibit L  Form of Marks Agreements
Exhibit M  Form of Newco Warrant Agreement
Exhibit N Form of Agreement for Assignment and Assumption of Offsite Rights Exhibit O Scheduled Capital Expenditures
Exhibit P  Form of Sellers' Closing Certificate
Exhibit Q  Survey of Each Hotel Parcel
Exhibit R  Form of Tenant Estoppel Certificate
Exhibit S  Form of Tenant Leases Assignment
Exhibit T  Form of Ground Lease Estoppel Certificate
Exhibit U  Form of Notice to Tenant of Sale of Hotel (Lease)

Schedules
---------

Schedule 3.2
Schedule 5.1(a)
Schedule 5.1(c)
Schedule 5.1(e)
Schedule 5.1(f)
Schedule 5.1(g)
Schedule 5.1(h)
Schedule 5.1(i)(3)
Schedule 5.1(i)(6)
Schedule 5.1(j)
Schedule 5.1(k)
Schedule 5.1(l)
Schedule 5.1(m)(1)
Schedule 5.1(m)(2)
Schedule 5.1(n)
Schedule 5.1(o)
Schedule 5.1(p)
Schedule 5.1(q)

Schedule 5.1(r)
Schedule 5.1(s)(8)
Schedule 5.1(s)(10)
Schedule 5.1(t)
Schedule 5.1(u)
Schedule 5.1(v)(1)
Schedule 5.1(v)(3)
Schedule 5.1(v)(10)
Schedule 5.1(y)
Schedule 5.2(d)
Schedule 10.3
Schedule 12.2(a)(3)
Schedule 12.2(a)(6)

                         AGREEMENT FOR PURCHASE AND SALE

                                       FOR

                       THE CROWN AMERICAN HOTEL PORTFOLIO

                                       AND

                            JOINT ESCROW INSTRUCTIONS

     THIS AGREEMENT FOR PURCHASE AND SALE AND JOINT ESCROW INSTRUCTIONS (this "Agreement") is made as of April 16, 2004 by and among Crown Hotel Holding Company, a Delaware corporation ("Holdings"), Crown Hotel Partners, a Pennsylvania limited partnership ("CHP"), Crown American Associates, a Pennsylvania business trust ("CAA"), Maryland Motel Management, Inc., a Maryland corporation ("MMM"), Crown Hotel Investments, L.P., a Delaware limited partnership ("CHI") (Holdings, CHP, CAA, MMM and CHI are collectively referred to herein as the "Sellers"),

                                       and

     AP/APMC Partners, LLC, a Delaware limited liability company ("Buyer").

     WHEREAS, the Sellers collectively own or hold subject to Ground Leases each of the Hotels;

     WHEREAS, Buyer desires to purchase and Sellers desire to sell the Hotels to Buyer;

     WHEREAS, in connection with the initial public offering of the common stock of Newco, Buyer intends to assign all of its rights in and to this Agreement to Newco;

     WHEREAS, the Parties intend that the Closing under this Agreement occur simultaneously with the Newco IPO Closing and that a portion of the net proceeds received by Newco in the Newco IPO be used to fund the Purchase Price hereunder and other costs associated with the transactions contemplated hereby;

     WHEREAS, the respective governing bodies of each of the Sellers and the Buyer deem it advisable and in the best interests of such persons and their respective stockholders, partners, members and beneficiaries, respectively, that the Parties effect the transactions herein described; and

     WHEREAS, as an inducement to Sellers to execute this Agreement, Buyer and Sellers are entering into the Capital Expense Agreement.

     NOW, THEREFORE, IN CONSIDERATION OF the mutual covenants and conditions contained herein, the parties hereto (together, the "Parties" and each, sometimes, a "Party") do hereby agree and covenant with each other as follows:

1.   Definitions.

     1.1 General. As used in this Agreement, the following defined terms shall have the meanings indicated below:

     "Account" means any account receivable outstanding as of Closing for any Hotel; and "the Accounts" means all such accounts receivable.

     "Actions" means all actions, claims, suits, litigation, proceedings, labor disputes, arbitral actions, governmental audits, inquiries, criminal prosecutions, investigations or unfair labor practice charges or complaints.

     "Affiliate" means, with respect to an indicated person, any other person who directly or indirectly controls, is controlled by or is under common control with such indicated person.

     "Approval Date" means April 16, 2004.

     "Assumed Contracts" means (i) the Contracts identified on the Schedule of Contracts attached hereto as Exhibit A, including any amendments thereto or replacements thereof entered into in accordance with this Agreement and (ii) Minor Contracts, in each case other than Excluded Contracts.

     "Bill of Sale" means an instrument, substantively in the form attached hereto as Exhibit B, for conveyance of the FF&E and Inventory to Buyer or Buyer's nominee.

     "Breakage Costs" means any fees, costs, charges or penalties payable by Seller on account of the early repayment of any indebtedness for borrowed money that is secured by any Hotel Premises (each a "Secured Loan"); provided, that, "Breakage Costs" for any Secured Loan shall not exceed an amount equal to one percent (1%) of the total outstanding principal amount of such Secured Loan.

     "Business Day" means a Day other than Saturday, Sunday or other Day when commercial banks in the State of New York are authorized or required by Law to close.

     "Buyer Damages" has the meaning specified in Section 13.3(e).

     "Buyer Deductible" has the meaning specified in Section 13.3(e).

     "Buyer's Contractor" means the adjustor designated by Buyer, which adjustor shall not be an Affiliate of Buyer.

     "Buyer's Knowledge" means the actual knowledge of Rick Koenigsberger and Randy Torres.

     "Capital Expense Agreement" means an agreement among the Parties dated as of even date herewith pursuant to which Buyer agrees to reimburse Sellers for certain capital expenditures related to the Hotels incurred from February 2, 2004 to the Closing Date, subject to the terms and conditions set forth therein.

     "Cash Bank" means, with respect to each Hotel, cash of a Seller on hand in house banks and petty cash on hand of a Seller as of Closing.

     "Casualty" has the meaning specified in Section 9.3(b).

     "Claim" means any claim, demand, liability, legal action or proceeding, investigation, fine or other penalty, and loss, cost or expense related thereto (including, without limitation, attorneys' fees and disbursements actually and reasonably incurred).

     "Closing" means the concurrent delivery (i) by Sellers to Buyer of the Transfer Instruments, (ii) by Buyer to Sellers of the Purchase Price and amounts due under the Capital Expense Agreement, (iii) by Buyer to the Escrow Agent of the Termination Escrow, and (iv) by Buyer to the Escrow Agent any Transfer Instrument requiring Buyer's signature, in accordance with this Agreement.

     "Closing Date" has the meaning specified in Section 10.1.

     "Closing Documents" means the Transfer Instruments, the FIRPTA Certificate, the Offsite Rights Consents and all the other documents to be delivered hereunder at, or for purposes of effecting, Closing.

     "COBRA" means the Consolidated Omnibus Budget Reconciliation Act of 1985.

     "Collective Bargaining Agreements" mean those collective bargaining agreements (including all memoranda of understanding and supplementary letter agreements constituting written amendments thereto), if any, covering Hotel Employees and Manager Employees.

     "Conforming Level I Offer Letter" shall mean an offer letter substantially in the form attached to Schedule 12.2(a)(3).

     "Conforming Level II/III Offer Letter" shall mean an offer letter substantially in the form attached to Schedule 12.2(a)(3).

     "Consumables" means the stock of supplies and other consumables used in the operation and maintenance of the Hotels in the Ordinary Course.

     "Continuing Employees" means the Hotel Employees and Manager Employees with respect to whom (i) Buyer has delivered written notice to Sellers not less than 30 Days prior to Closing of Buyer's intention to offer such Hotel Employees or Manager Employees, as applicable, employment ("Designated Employees"), and (ii) who continue to be employed by Buyer or Buyer's manager after Closing, pursuant to Section 12.2.

     "Contract" means any Service Contract, Equipment Lease or Hotel License Agreement.

     "Contract Assignment" means an agreement of assignment and assumption of Assumed Contracts, substantively in the form attached hereto as Exhibit D, for the assignment to and assumption by Buyer or Buyer's nominee of the Assumed Contracts.

     "Counsel" means each Party's respective legal counsel for the transaction contemplated by this Agreement: with respect to Sellers, the firm of Reed Smith LLP, and with respect to Buyer, the firm of Morgan, Lewis & Bockius LLP.

     "Day" means a calendar day.

     "Deeds" means the instruments substantively in the form attached hereto as Exhibit E for conveyance by Sellers to Buyer or Buyer's nominee of the Hotel Premises.

     "Disputed Payable" means any amount claimed by a third party to be payable with respect to any of the Hotels' operations but is disputed by Sellers to be owing (including the disputed portion of a bill, invoice or claim that Sellers otherwise acknowledge to be owing).

     "Effective Date" means the date of this Agreement.

     "Employee Benefit Plan" means any pension, retirement, savings, disability, medical, dental, health, life, death benefit, group insurance, profit sharing, deferred compensation, stock option, equity compensation, bonus, incentive, vacation pay, tuition reimbursement, severance pay, employment continuation, change of control, fringe benefit or other employee benefit plan, trust, agreement, contract, policy or commitment (including without limitation, any employee pension benefit plan, as defined in Section 3(2) of ERISA and the rules and regulations promulgated thereunder, and any employee welfare benefit plan as defined in Section 3(1) of ERISA, whether any of the foregoing is funded, insured or self-funded, written or oral.

     "Employee Leave" means vacation, sick leave and any other paid leave accrued or accruing with respect to Hotel Employees or Manager Employees.

     "Employee Liabilities" means all obligations and liabilities, actual or contingent, with respect to Hotel Employees and Manager Employees, whether accruing before or after Closing, including, without limitation, any and all obligations or liabilities: (i) for wages, Employee Leave, fringe benefits, and payroll taxes; (ii) for contributions and other payments to Hotel Employee Plans and Manager Employee Plans, (iii) for worker's compensation claims based on any real or alleged occurrence prior to Closing, state unemployment insurance, state disability insurance or similar private or public unemployment or disability compensation arrangements in force prior to Closing; (iv) for Claims under applicable Laws governing employer/employee relations (including, without limitation, the National Labor Relations Act and other labor relations laws, fair employment standards Laws, fair employment practices and anti-discrimination Laws, the WARN Act, ERISA, MEPPA, the Occupational Health and Safety Act and COBRA) based on any real or alleged occurrence prior to Closing or any termination of employment upon Closing.

     "Environmental Condition" means the release into the environment of any pollution, including without limitation, any contaminant, pollutant, hazardous or toxic waste, substance or material as a result of which any Seller (i) has or may become liable to any person, (ii) is or was in violation of any Environmental Law, (iii) has or may be required to incur response costs for investigation or remediation, or (iv) by reason of which any Hotel Parcels or Hotel Improvements or other assets of any Seller, may be subject to any lien under Environmental Laws.

     "Environmental Laws" means all applicable and legally enforceable foreign, federal, state and local statutes or laws, common law, judgments, orders, regulations, licenses, permits, rules and ordinances relating to pollution or protection of health, safety or the environment, including, but not limited to the Federal Water Pollution Control Act (33 U.S.C Section1251 et seq.), Resource Conservation and Recovery Act (42 U.S.C. Section6901 et seq.), Safe Drinking Water Act (42 U.S.C. Section300f et seq.), Toxic Substances Control Act (15 U.S.C. Section2601 et seq.), Clean Air Act (42 U.S.C. Section7401 et seq.), Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. Section9601(f) et seq.) and other similar state and local statutes, in effect as of the date hereof.

     "Environmental Liabilities and Costs" means all liabilities, obligations, responsibilities, obligations to conduct cleanup, losses, damages, deficiencies, punitive damages, consequential damages, treble damages, costs and expenses (including, without limitation, all reasonable fees, disbursements and expenses of counsel, expert and consulting fees and costs of investigations and feasibility studies and responding to governmental request for information or documents), fines, penalties, restitution and monetary sanctions, interest, direct or indirect, known or unknown, absolute or contingent, past, present or future, resulting from any claim or demand, by any person or entity, under any Environmental Law, or arising from Environmental Conditions.

     "Equipment Lease" means a personal property lease covering any item(s) of FF&E, including (without limitation) the Contracts identified as Equipment Leases in the Schedule of Contracts attached hereto as Exhibit A.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

     "Escrow" means the escrow established pursuant to this Agreement for purposes of holding the Purchase Price, the Termination Escrow, any other amounts to be paid through escrow in accordance with this Agreement and the Transfer Instruments to be recorded at Closing.

     "Escrow Agent" means Lawyer's Title Company, acting through its office at 655 Third Avenue, 11th Floor, New York, New York 10017, whenever acting in the capacity of an escrow holder pursuant hereto.

     "Escrow Delivery Date" has the meaning specified in Section 10.3(a).

     "Estimate" has the meaning specified in Section 9.3(b).

     "Excluded Contracts" means (i) the Hotel Management Agreement, and (ii) every Service Contract or Equipment Lease that Buyer elects to exclude pursuant to Section 2.1.

     "Extended Coverage" means the deletion from the Title Policy of general exceptions for survey matters, unrecorded easements (unless visible on the ground or known to Buyer), mechanics' liens, unrecorded liens for taxes and assessments and rights of parties in possession under unrecorded leases (except for the Leases), to the extent such deletions are customarily offered by the Title Company in the states where the Hotels are located.

     "FF&E" means any and all machinery, equipment, appliances, tools, furniture, fittings, removable fixtures and other articles of durable personal property of every kind and nature, including spare parts and reserve stock, which are owned or leased by or for the account of Sellers and are used in the operation of any Hotel, including, without limitation and subject to depletion and replacement in the Ordinary Course: (i) office furniture and equipment, (ii) room furnishings, (iii) art work and other decorative items, (iv) televisions, radios, VCRs and other consumer electronic equipment, (v) telecommunications equipment, (vi) computer equipment, (vii) automobiles, vans, trucks and other vehicles, (viii) blankets, pillows, linens, towels, sheets and other bed clothing, (ix) china, crystal, dishware, glassware, silverware, flatware and other dinnerware, tablecloths, napkins and other "operating inventory" as that term is used in the Uniform System of Accounts, (x) kitchen appliances, cookware and other cooking utensils, (xi) manuals, schematics, plans and other written materials pertaining to the use, operation, maintenance or repair of any item of FF&E, (xii) the Plans and other written or electronic materials and data pertaining to the construction, operation, maintenance or repair of any of the Hotel Improvements, and (xiii) software used in the operation of any Hotel; but excluding (A) personal property owned by any Hotel guest, tenant, concessionaire, licensee or other third party (unless such person owns such property for the account or benefit of Sellers), (B) manuals, records, software and other like materials owned by (and proprietary to) Manager, unless prepared or maintained primarily for a Hotel, and (C) computer software licensed to (rather than owned by) Sellers or Manager, unless (x) such license is by its terms transferable in connection with the sale of the Hotels to Buyer and (y) Buyer pays any fee or other charge imposed by the licensor in connection with such a transfer.

     "Final Statement" has the meaning specified in Section 11.1.

     "Financial Statements" means the combined audited financial statements of Holdings, consisting of the balance sheets of Holdings as of January 31, 2004, January 31, 2003 and January 31, 2002, and the related statements of income and cash flows and the notes thereto for the years then ended. The combined balance sheet of Holdings as of January 31, 2004 is referred to as the "Balance Sheet" and January 31, 2004 is referred to as the "Balance Sheet Date." When delivered to Buyer in accordance with Section 7.5, the combined financial statements of Holdings for periods following the Balance Sheet Date, consisting of the combined balance sheet of Holdings and the related statements of income and cash flows and any notes thereto for the period then ended will be deemed to be included in the definition of "Financial Statements" for all purposes under this Agreement, including, without limitation, the warranties and representations set forth in Section 5.1(k) and Section 5.1(p) hereof.

     "FIRPTA Certificate" means a certificate with respect to Sellers, substantively in the form attached as Exhibit F, confirming to Buyer that Sellers are not foreign persons or entities for purposes of Section1445 of the Internal Revenue Code of 1986, as amended (with such supplemental statements as may be required to exempt the transactions contemplated hereby from any withholding tax requirements under applicable state
Laws).

     "GAAP" means generally accepted accounting principles in the United States.

     "General Assignment" means general assignment and assumption agreement, substantively in the form attached hereto as Exhibit G, for the transfer by Sellers to Buyer or Buyer's nominee of the Intangibles (other than the Marks licensed or assigned under the Marks Agreements).

     "Governmental Authority" means any of the United States Government, the government of any state of the United States or any county or municipality therein, and any executive department, legislative body, administrative or regulatory agency, court, officer (whether elected, appointed or otherwise designated) or other authority thereof, whenever purporting to act in an official capacity.

     "Ground Lease Assignment and Consents" means Ground Lease Assignment and Consents substantially in the form of Exhibit H hereto for assignment of Sellers' interest as lessee in the Ground Leases to Buyer or Buyer's nominee.

     "Ground Lease Estoppel Certificate" has the meaning specified in Section 4.3(a).

     "Ground Leases" means the ground leases set forth on Exhibit I hereto.

     "Guest Ledger Account" has the meaning specified in Section 8.3(a).

     "Hazardous Substance" means any petroleum or petroleum-related product, any asbestos-containing materials (whether or not friable), PCBs, formaldehyde foam, any product radiologically enhanced, radiologically contaminated, or subject to any Environmental Law due to its level of radioactivity, toxic mold, biologically hazardous wastes or any other substance defined as "hazardous waste," "hazardous substance," "hazardous material," "toxic substance," "toxic waste," "carcinogenic," "mutagenic," "pollutant," "contaminant" or any other variant of such terms in, or otherwise subject to regulation under, Environmental Laws regulating the generation, storage, transportation, discharge, disposal, release or removal of environmentally hazardous substances.

     "Hotel Employee Plan" means an Employee Benefit Plan covering any of the Hotel Employees, other than a Multi-Employer Plan.

     "Hotel Employees" means all those persons currently employed (or on Employee Leave or any other approved leave of absence) at any Hotels (whether employed by a Seller or any Affiliate of any Seller, other than Manager).

     "Hotel Excise Taxes" means all sales, occupancy, room, telecommunications, beverage and similar taxes to which the operations of any Hotel is subject.

     "Hotel Improvements" means all of the buildings, other immovable structures and improvements and fixtures on the Hotel Parcels.

     "Hotel License Agreement" means any agreement pertaining to the use, in conjunction with any Hotel, of (i) one or more identifying trade names, trademarks, service marks, logos or other proprietary name or mark which is owned by a third party not affiliated with Sellers or Manager and/or (ii) a reservation system owned by a third party, unless such agreement is integrated in the Hotel Management Agreement. For all purposes under this Agreement, "Hotel License Agreement" shall include any and all replacement or FF&E reserves that are held by any party other than Seller or any Secured Lender pursuant to such Hotel License Agreements.

     "Hotel License Estoppel Certificate" has the meaning specified in Section 7.3.

     "Hotel Management Agreement" means the agreement with Manager relating to the management and operation of the Hotels, together with all agreements (including, without limitation, subordination and non-disturbance agreements and consents to assignment) which are amendatory or supplementary thereto.

     "Hotel Parcels" means the parcels of land described in Exhibit J hereto, and all rights and interests in land and improvements appurtenant thereto, including, without limitation: (i) easements and rights-of-way, (ii) licenses and other privileges, (iii) rights in and to land underlying adjacent highways, streets and other public rights-of-way and rights of access thereto, (iv) rights in and to strips and gores of land within or adjoining any such parcel, (v) air rights, excess floor area rights and other transferable development rights belonging to or useable with respect to any such parcel, (vi) rights to utility connections and hook-ups, (vii) water rights, (viii) riparian rights, and (ix) any other rights which any Sellers may have in or with respect to land adjoining any such parcel (including land which is separated from any such parcel only by public highway, street or other right-of-way).

     "Hotel Payable" means any account payable outstanding as of Closing for any Hotel, other than Disputed Payables.

     "Hotel Premises" means the Hotel Improvements and the Hotel Parcels.

     "Hotel Records" means all of the books, records, correspondence, Plans and other files, both paper and electronic (and including any accounting, database or other record-keeping software used in connection with such books, records and files which Sellers own or may otherwise transfer), that have been received or generated and maintained in the course of operation of the Hotels and that are in Sellers' or Manager's possession or control, including (without limitation) those generated and maintained by Manager (excluding only materials, such as Manager's system manuals, which are proprietary to Manager and which do not particularly concern the Hotels), except as otherwise agreed by Buyer.

     "Hotels" means the Hotel Premises, the Accounts, the Assumed Contracts, the Leases, the Offsite Rights, the FF&E, the Inventory, the Hotel Records, the Cash Banks and the Intangibles in any way used in connection with the hotels located on the properties described on Exhibit K.

     "HSR Act" has the meaning specified in Section 5.1(c).

     "Indemnify" means to hold harmless, indemnify and (where the indemnification concerns a Claim) defend, by counsel reasonably satisfactory to the indemnified Party.

     "Independent Contractor" means the contractor designated by Buyer's Contractor and Sellers' Contractor, which Independent Contractor shall not be an Affiliate of Buyer or Sellers.

     "Initial Filing Deadline" means April 30, 2004.

     "Intangibles" means Sellers' rights, title and interest in the Marks, the Permits, the Repair Warranties, the Reservations, the Accounts, the Hotel Records, the Plans and all other intangible personal property rights of whatever nature (excluding the Contracts and excluding such rights which are expressly excluded from the Hotels) constituting part of the goodwill of the Hotels.

     "Inventory" means (i) the Retail Inventory and (ii) the Consumables, but excluding Liquor Inventory if applicable alcoholic beverage control Laws require a separate sale and transfer of the Liquor Operations.

     "Laws" means any and all:

                    (a) Constitutions, statutes, ordinances, rules, regulations, orders, rulings or decrees of the United States or of the state, county or municipality in which any Hotel is located, or any other Governmental Authority (including, without limitation, building and safety codes, Title III of the Americans with Disabilities Act, the Occupational Safety and Health Act and similar state statutes, laws regarding Hazardous Substances and all regulations and rulings promulgated under or pursuant to any thereof).

                    (b) Agreements with or covenants or commitments to any Governmental Authority that are binding upon any Seller or any of the elements of any Hotel (including, without limitation, any requirements or conditions for the use or enjoyment of any license, permit, approval, authorization or consent legally required for the operation of any Hotel).

                    (c) Recorded covenants, conditions and restrictions affecting any Hotel Parcel.

     "Lease" means any space lease, license, concession or other such arrangement for use of space within any Hotel, other than transient use of guest rooms, banquet rooms or conference rooms by Hotel guests in the Ordinary Course.

     "Level I Employee" shall mean each person listed as a "Level I Employee" on
Schedule 12.2(a)(3).

     "Level II/III Employee" shall mean each person listed as a "Level II/III Employee" on Schedule 12.2(a)(3).

     "Licensed Premises" means the areas within any Hotel described or otherwise identified in or with respect to a Liquor License as licensed for Liquor Operations.

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     "Lien" means any mortgage, security interest, encumbrance, restriction, charge, deed of trust or other consensual lien, mechanic's or any materialman's lien, judgment lien, special improvement bond or bonded indebtedness, lien for delinquent Property Taxes or assessments, other Tax and statutory lien (other than the lien for non-delinquent Property Taxes and assessments or any lien arising out of any activity of Buyer or the Permitted Exceptions).

     "Liquor Inventory" means all liquor, wine, beer and other alcoholic beverages held for sale to Hotel guests and others in the Ordinary Course or otherwise used in the operation of any Hotel, including (without limitation) the contents of any in-room servi-bars and mini-bars.

     "Liquor License" means any government license, permit or other authorization for the Liquor Operations and "the Liquor Licenses" means all such required licenses, permits and other authorizations.

     "Liquor Licensee" means the person(s) holding the applicable Liquor
License.

     "Liquor Operations" means the sale and/or service of liquor, wine, beer or other alcoholic beverages at any Hotel.

     "Loss" means any loss of property, revenues or business or any loss in value (but not purely speculative losses).

     "Manager" means the person currently engaged to manage the Hotels: namely, Crown American Hotels Company.

     "Manager Employee Plan" means an Employee Benefit Plan covering any of the Manager Employees, other than a Multi-Employer Plan.

     "Manager Employees" means all (i) those persons currently employed (or on Employee Leave or any other approved leave of absence) by Manager, and (ii) those persons listed on Schedule 5.1(u) who are currently employed (or on Employee Leave or any other approved leave of absence) by Crown American Enterprises, Inc., a Pennsylvania corporation.

     "Mark" means any trademark, trade name, service mark, logo or other proprietary name, mark or design which is owned by any Seller (or licensed to any Seller and assignable in conjunction with a sale of the Hotel(s) owned by such Seller) and used in connection with any Hotel, together with all the good will associated with the use of such name, mark or design in connection any Hotel; and "the Marks" means all such names, marks, designs and good will, each of which will be transferred or licensed to Buyer as indicated on Schedule 5.1(l).

     "Marks Agreements" means the agreements among the Parties substantially in the forms attached hereto as Exhibit L pursuant to which Sellers shall license or assign the Marks, as applicable, owned by Sellers to Buyer in accordance with the terms and conditions thereof.

     "Material Adverse Effect" means with respect to any person, any change, development, event, occurrence, action or omission, that individually or in the aggregate could reasonably be expected to (i) result in a material adverse effect on the business, assets, properties, condition (financial or otherwise) or results of operations of such person or (ii) prevent or materially

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

impede, interfere with, hinder or delay the consummation of the transactions contemplated by this Agreement and any other related agreements.

     "Material Casualty" means the damage or destruction of the Hotel Premises, individually or in the aggregate, to the extent that the replacement or repair costs attributable to such damage or destruction are equal to or greater than $9,000,000 in the aggregate or the taking by eminent domain of any portion of the Hotel Premises, individually or in the aggregate to the extent that the value of such portions of the Hotel Premises subject to such taking(s) is equal to or greater than $3,000,000 in the aggregate.

     "Material Contract" has the meaning specified in Section 5.1(n).

     "MEPPA" means the Multi-Employer Pension Plan Amendments Act.

     "Minor Contracts" means Contracts under which the obligations of a party (remaining to be fulfilled throughout the remaining term of each such Contract) involve an amount not in excess of $10,000, individually or relating to any single Hotel, or in excess of $100,000 in the aggregate for all Minor Contracts; all such amounts being inclusive of any termination fee or penalty or any other amounts due at termination of such Contract(s). To the extent the Minor Contracts would otherwise exceed $100,000 in the aggregate, Buyer shall determine which Contracts shall be excluded from the definition of Minor Contracts subject to the $100,000 aggregate limitation.

     "Multi-Employer Plan" means a "multiemployer plan," as defined in Section 3(37) of ERISA, to which contributions are made on behalf of any Hotel Employee(s) or Manager Employee(s).

     "Newco" means Capital Lodging, a Maryland real estate investment trust.

     "Newco IPO" means Newco's underwritten initial public offering of shares of its common stock, registered on Form S-11 (the "Newco Form S-11") and declared effective by the Securities and Exchange Commission.

     "Newco IPO Closing" means the receipt by Newco of the net proceeds of the Newco IPO.

     "Newco IPO Closing Deadline" means July 30, 2004.

     "Newco Warrant Agreement" means a warrant from Newco to Holdings, substantially in the form attached hereto as Exhibit M granting the right to purchase five percent (5%) of the total number of shares authorized for issuance under Newco's stock option plan in connection with the Newco IPO.

     "Objectionable Title Matter" has the meaning specified in Section 4.4(a).

     "Offsite Rights" means any lease, license or other agreement or arrangement providing for use of another's real property in conjunction with the operation of any Hotel (as, by way of illustration and not limitation, use for vehicular parking and/or access).

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

     "Offsite Rights Assignment" means an agreement of assignment and assumption, substantively in the form attached hereto as Exhibit N, for the assignment to and assumption by Buyer or Buyer's nominee of the Offsite Rights.

     "Offsite Rights Consent" has the meaning specified in Section 9.1(g).

     "Offsite Rights Estoppel Certificate" has the meaning specified in Section 9.1(h).

     "Ordinary Course" with respect to any Hotel, means the course of day-to-day operation of such Hotel, in accordance with its current operating budget and in a manner which does not materially vary from the policies, practices and procedures which have generally characterized the operations of such Hotel during the 18 months preceding the Effective Date, except for franchisor mandated changes to practices, policies and procedures.

     "Original" means any of (i) an original counterpart of any Lease, Offsite Rights or Assumed Contract, (ii) the original Hotel Records and (iii) other original documents comprising or evidencing the Intangibles; and "the Originals" means all of such items.

     "Other Hired Employees" has the meaning specified in Section 12.2(a)(2).

     "Pending Claims" has the meaning specified in Section 7.4(b).

     "Pending Tax Claims" has the meaning specified in Section 7.4(b).

     "Permit" means any permit, certificate, license or other form of authorization or approval issued by a government agency or authority and legally required for the proper operation and use of any Hotel (including, without limitation, any certificates of occupancy with respect to the Hotel Improvements, elevator permits, conditional use permits, zoning variances, non-conforming use permits and business licenses, but excluding Liquor Licenses) to the extent held and assignable by any Seller or Manager or otherwise transferable with any Hotel.

     "Permitted Exceptions" means (i) liens for real property taxes and assessments not yet delinquent, other than liens for special improvement bond assessments or other bonded indebtedness, (ii) liens or encumbrances arising out of any activity of Buyer with respect to the Hotels, (iii) the Leases, (iv) the Assumed Contracts, (v) utility easements which have not adversely affected, nor, to Sellers' Knowledge are expected to adversely affect, the operations of any Hotel, (vi) other non-monetary liens or encumbrances that do not materially impair the use or value of any Hotel, and (vii) any other matter deemed to be a Permitted Exception pursuant to Section 4.4.

     "Place of Closing" has the meaning specified in Section 10.1.

     "Plans" means the plans and specifications for the original construction of the Hotel Improvements, together with any subsequent material modifications thereof.

     "Preliminary Statement" has the meaning specified in Section 8.8.

     "Property Taxes" has the meaning specified in Section 8.1.

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

     "Purchase Price" means the gross purchase price being paid by Buyer to Sellers for the Hotels, as specified in Section 3.1.

     "Registration Statement" has the meaning set forth in Section 13.1(a).

     "Releasees" has the meaning set forth in Section 7.9.

     "Repair Warranties" means the written guaranties, warranties and other obligations for repair or maintenance given by contractors, manufacturers or vendors with respect to the Hotel Improvements or FF&E, to the extent assignable by or at the direction of any Seller or Manager.

     "Request for Consent" has the meaning specified in Section 6.

     "Reservation Deposit" means any deposit or advance payment received by any Seller or Manager in connection with any Reservation.

     "Reservations" means the reservations, commitments and other commitments or agreements for the use of guest rooms, conference rooms, dining rooms or other facilities in any Hotel, to the extent pertaining to periods from and after Closing.

     "Restricted Assets" has the meaning specified in Section 7.4.

     "Retail Inventory" means all retail goods held by any Seller or Manager for sale to Hotel guests and others in the Ordinary Course (excluding food and beverages served on-site at any Hotel).

     "Scheduled Capital Expenditures" means capital repairs, replacements and improvements that are identified on Exhibit O.

     "Secured Lender" means each secured lender under a Secured Loan.

     "Secured Loan" has the meaning specified in the definition of Breakage
Costs.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Securities Exchange Act" means the Securities Exchange Act of 1934, as amended

     "Seller Damages" has the meaning specified in Section 13.3(f).

     "Seller Deductible" has the meaning specified in Section 13.3(f).

     "Sellers' Advisor" means Wachovia Securities.

     "Sellers' Closing Certificate" means a certificate duly executed by each Seller, in the form attached hereto as Exhibit P, certifying the accuracy of the matters described in Sections 9.1(a) and 9.1(b).

     "Sellers' Contractor" means the adjustor designated by Sellers, which adjustor shall not be an Affiliate of Sellers.

     "Sellers' Knowledge" means the actual knowledge of Mark E. Pasquerilla, Ron Rusinak, Ronald J. Hamilton, Grace F. Markum, Gary J. Thirkell, Donato B. Zucco, Adam Tegge and Diana Jaggers.

     "Service Contract" means any of the contracts or other arrangements, written or oral, for the continuing provision of services relating to the improvement, maintenance, repair, protection or operation of any Hotel, excluding the Hotel Management Agreement and Hotel License Agreements.

     "Severed Employee" has the meaning specified in Section 12.2(a)(3).

     "Survey" means a survey of each Hotel Parcel meeting ALTA/ACSM standards specified in Exhibit Q hereto, prepared and certified by a surveyor duly licensed in the State where the applicable Hotel Premises are located.

     "Tax Claims" has the meaning specified in Section 7.4(a).

     "Tax Indemnity Assets" has the meaning specified in Section 7.4(a).

     "Tax Return" means all federal, state, county, local and foreign returns required to be filed with respect to Taxes.

     "Taxes" means any federal, state, local, foreign or other tax, duty, levy, impost, fee, assessment or other governmental charge, including, without limitation, income, gross receipts, sales, use, withholding, business, occupation, franchise, payroll, documentary and Property Tax.

     "Tenant Estoppel Certificate" means a certificate in substantially the form attached hereto as Exhibit R.

     "Tenant Leases Assignment" means the assignment and assumption agreement substantively in the form attached hereto as Exhibit S, for the transfer of the Leases by Sellers to Buyer or Buyer's nominee.

     "Termination Escrow" means the amount payable from Buyer to Escrow Agent at Closing as payment or reimbursement for certain severance and accrued vacation obligations of Sellers or Manager in connection with the transactions described herein, as calculated in accordance with Section 12.2(a)(3) hereof.

     "Title Commitment" has the meaning specified in Section 4.4(c).

     "Title Company" means Lawyer's Title Company, together with any agent through which it may act in issuing any of the Title Policies and with any co-insurers.

     "Title Policy" means an ALTA (Form B - 1970), or its local equivalent, owner's policy of title insurance and lessee's leasehold policy of title insurance with respect to Ground Leases, with Extended Coverage, insuring Buyer (or Buyer's nominee) that the insured has fee title or leasehold title, as applicable, to the applicable Hotel Premises and any appurtenant easements and Offsite Rights, and including the following endorsements, if available in the jurisdiction where the applicable Hotel is located (or their local equivalents):

                    (a) CLTA Form 100 (Rev. 12/4/69), which may be modified in the owner's policies by deleting Paragraphs 1(a), 1(c), 2(a) and 2(b) thereof,

                    (b) CLTA Form 116, with respect to the building(s) located on the Hotel Parcels,

                    (c) CLTA Form 116.1, identifying the applicable Hotel Parcel to the applicable Survey, appropriately modified for issuance under an owner's (rather than lender's) policy,

                    (d) Where available and appropriate, CLTA Form 116.7, insuring that the Hotel Parcels consist of legally subdivided parcels,

                    (e) A zoning endorsement insuring that the Hotel Improvements are in compliance with local zoning requirements under applicable Laws,

                    (f) If applicable, an endorsement effectively deleting any "creditor's rights" printed exception in the Title Policy form,

                    (g) Any other endorsements which are used by any Seller to insure against a Lien or which are offered by such Seller and accepted by Buyer as the cure for any other title matter which is not a Permitted Exception, and

                    (h) At Buyer's expense, such further endorsements as may be available and requested by Buyer prior to the Closing Date; and

together with such re-insurance and/or co-insurance, from such additional title insurance companies, as Buyer may reasonably require.

     "Title Report" means a title report, title commitment or other such document, prepared and issued by the Title Company, describing the condition of title to the applicable Hotel Premises.

     "Transactor" means, with respect to each Party, the person(s) authorized by such Party to execute and deliver Transfer Instruments and other Closing Documents on behalf of such Party.

     "Transfer Instruments" means all the instruments by which Sellers will convey the Hotels to Buyer and/or Buyer's nominees hereunder, including (without limitation) the Deeds, the Bill of Sale, the Ground Lease Assignment and Consents, any Offsite Rights Assignments, the Tenant Leases Assignment, the Contract Assignment and the General Assignment.

     "Uniform System of Accounts" means the Uniform System of Accounts, 9th revised edition, as published by the Hotel Association of New York City, Inc., and the Educational Institute of the American Hotel and Lodging Association.

     "Voucher" means any gift certificate or other writing (other than trade agreements and food and beverage discount coupons) which entitles the holder or bearer to a credit (whether in a specified dollar amount or for a specified item, such as a room night or meal) to be applied against the usual charge for rooms, meals and/or other goods or services at any Hotel; but shall not include complimentary certificates or complimentary rooms (or room rates below average rack rates) granted in the Ordinary Course.

     "WARN Act" has the meaning specified in Section 12.3.

     1.2 Other Definitions. Terms defined in any other part of this Agreement (including, without limitation, "Sellers," "Buyer," "Party" and "Parties," and "this Agreement," defined in the initial paragraph hereof) shall have the defined meanings wherever capitalized herein. As used in this Agreement, the terms "herein," "hereof" and "hereunder" refer to this Agreement in its entirety and are not limited to any specific sections; and the term "person" means any natural person, other legal entity, or combination of natural persons and/or other legal entities acting as a unit. Wherever appropriate in this Agreement, the singular shall be deemed to refer to the plural and the plural to the singular, and pronouns of certain genders shall be deemed to comprehend either or both of the other genders.

2.   Purchase and Sale.

     On and subject to the terms and conditions set forth in this Agreement, Sellers shall sell, convey, assign and transfer the Hotels to Buyer, and Buyer shall purchase and accept the Hotels from Sellers; and, to the extent expressly provided herein or in any Transfer Instrument (but not otherwise), Buyer shall assume from and after Closing the obligations and liabilities appertaining to each Hotel (including, without limitation, Sellers' obligations and liabilities under and with respect to Accounts Payable, the Assumed Contracts, the Reservations, the Permits and any Permitted Exceptions). Except as otherwise expressly provided herein, all obligations and liabilities appertaining to the Hotels prior to the Closing shall not be assumed by Buyer and shall remain the obligations and liabilities of the applicable Seller or Sellers.

     2.1 Exclusion of Certain Service Contracts and Equipment Lease(s). Buyer shall have the right to exclude any (or all) Service Contract(s) and Equipment Lease(s) from the Assumed Contracts by giving Sellers written notice of the exclusion of such Service Contract(s) or Equipment Lease(s) no later than the Effective Date; provided, that, in the event the Closing occurs or Sellers terminate this Agreement in accordance with Sections 14(d), 14(f) or Section 14(h) hereof, Buyer shall reimburse Sellers for any and all documented fees and costs associated with cancellation that Sellers incur as a result of Sellers' termination of any such Service Contract(s) or Equipment Lease(s), including, without limitation, any prepaid amounts not refunded.

3.   Purchase Price; Allocation.

     3.1 Purchase Price. The Purchase Price shall be the sum of (A) $146,000,000 in cash, and (B) Breakage Costs not in excess of $1,420,000 in the aggregate, which Purchase Price shall be subject to credits, prorations and other adjustments as provided in Sections 8 and 11.

     3.2 Allocation of Purchase Price. For purposes of state and local transfer and sales taxes only, the Purchase Price, excluding Breakage Costs, shall be allocated among the Hotel Parcels, the Hotel Improvements and the FF&E in accordance with Schedule 3.2. Sellers and Buyer further agree that they shall file all Tax Returns (including, but not limited to, Internal Revenue Service Form 8594) in a manner which allocates the entirety of the Purchase Price, excluding Breakage Costs, to "Class V assets," as such term is defined in Treasury Regulation Section 1.338-6(b)(2).

4.   Title and Due Diligence Conditions.

     4.1 Property Records and Title Documents. Buyer shall obtain a Title Report for each Hotel Premises, including complete and (to the extent available) fully legible copies of every recorded document referenced therein.

     4.2 Survey. Buyer shall obtain a Survey with respect to each Hotel Premises, addressed to the Title Company (and any co-insurers), Buyer and Buyer's assigns and in a form acceptable to the Title Company.

     4.3 Estoppels and Consents. Sellers shall use commercially reasonable efforts to obtain and deliver to Buyer, prior to the first filing of the Newco Form S-11 with the Securities and Exchange Commission, each of the following:

          (a) From the lessor under each Ground Lease, a certificate dated no earlier than April 1, 2004 ("Ground Lease Estoppel Certificate") substantially in the form attached hereto as Exhibit T and without material exception, reservation or qualification.

          (b) From the franchisor or licensor under each Hotel License Agreement that is being assigned to and assumed by Buyer, a Hotel License Estoppel Certificate dated no earlier than April 1, 2004 without material exception, reservation or qualification.

     4.4   Buyer's Review and Approval of Title.

          (a)  Objectionable Title Matters and Permitted Exceptions. Except for:

               (1)  Each monetary Lien,

               (2)  Litigation matters appearing as exceptions to title, and

               (3) Every other exception to or defect in the applicable Seller's title to the applicable Hotel Premises, not a Permitted Exception, as to which Buyer gives Sellers written notice of objection on or before the later of (A) the Approval Date or (B) ten Business Days after a Title Document disclosing such exception or defect is delivered to Buyer (an "Objectionable Title Matter"),

Buyer shall be deemed to have approved the state of title with respect to the applicable Hotel Premises as shown by the Title Documents delivered to Buyer hereunder. All exceptions and other defects (except Permitted Exceptions) disclosed by such a Title Document as to which Buyer makes no timely objection in accordance with the provisions of this Section 4.4(a), and all such exceptions and other defects to which Buyer objects but later waives such objection, shall be deemed Permitted Exceptions. As used herein, "Title Documents" mean each Title Report, each Survey, each supplement to or downdate of any Title Report or Survey, or any written notice of a title defect or exception delivered by a Seller to Buyer. Buyer will provide Sellers with copies of the Title Documents upon Sellers' request therefor.

          (b) Cure of Objectionable Title Matters. Sellers shall use commercially reasonable efforts to cure, or remove as an exception to the applicable Title Policy, each Objectionable Title Matter (A) that does not appear to be a valid exception to title, including, without limitation, references to leases or tenancies which no longer exist, to instruments or documents which on their face or by law are no longer effective and to matters which have no apparent applicability to the real property in question ("Inapplicable Exceptions") or (B) that is otherwise susceptible to being cured prior to the Closing Date, but without Sellers being obligated to pay money (except with respect to Liens which secure borrowed money or monetary liens). Except as expressly set forth in the preceding sentence or (with respect to Liens) in Section 4.4(d), Sellers shall not be obligated to cure any Objectionable Title Matter and Buyer shall not be entitled to any reduction in, credit against or deduction from the Purchase Price by reason of any Objectionable Title Matter.

          (c) Title Commitment. On or prior to the date that is five (5) Business Days prior to the Approval Date, Buyer shall have received written confirmation from the Title Company that, upon conditions specified in such confirmation (all of which are within the applicable Seller's power to satisfy by the Closing Date) the Title Policy will be issued, at customary rates, without exception for such Objectionable Title Matter or that the Title Company will affirmatively insure Buyer against any loss therefrom by an endorsement in form and content satisfactory to Buyer in Buyer's sole discretion (the "Title Commitment"). From and after the Approval Date, Sellers shall not cause or permit any material exception to the title to any Hotel Premises, individually and not in the aggregate, to be included in the Title Commitment without Buyer's prior written consent.

          (d) Removal of Liens. Notwithstanding any other provision hereof, Sellers shall obtain at or prior to Closing the full reconveyance, release or other discharge, of record, and convey each Hotel free and clear, of each and every Lien which is not a Permitted Exception. Prior to Closing, Escrow Agent shall obtain, in timely fashion, payoff letters from the record holder of each monetary Lien. If the applicable Seller fails to obtain the reconveyance, release or other discharge of any monetary Lien as set forth herein, Buyer shall have the right to direct Escrow Agent to withhold from the Purchase Price otherwise disbursable to Sellers the amount specified in the applicable payoff letter for such reconveyance, release or discharge and to use the amount(s) so withheld to obtain the same, for Buyer's benefit.

     4.5 Access to Property and Records. During the period from the Effective Date to Closing, Sellers shall provide to Buyer, its agents, consultants and counsel, upon three Business Day's prior notice, access at all reasonable times during business hours to:

          (a)  All of the Hotel Records.

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

          (b) All such other information regarding each Hotel and in Sellers' possession or control (including files, contracts, financial books and records and other documents) as Buyer may reasonably request, excluding appraisals, internal evaluations and materials which are protected by attorney-client privilege or which any Seller is prohibited from disclosing under applicable Laws.

          (c) All Hotel Premises, for purposes of conducting (at Buyer's expense) any inspections, observations, examinations, surveys and tests that Buyer may reasonably require. Such right of access, however, shall be subject to the rights of guests, tenants and licensees of the Hotel and Buyer in its activities under this Section 4.5(c) shall not unreasonably interfere with the operation of the Hotel. Sellers may have their own representative accompany Buyer's representative(s) on any such visit.

          (d) After the initial filing of the Newco Form S-11, the general manager, controller, director of sales and other department heads at each Hotel and any employees at the home or any regional office of any Seller.

Notwithstanding Section 16, Buyer may give any notice required under this
Section 4.5 to the attention of Ronald J. Hamilton, Grace F. Markum, Gary J. Thirkell or Donato B. Zucco in writing or by telephone at (814) 533-4657, (814) 535-9449, (814) 535-9474, (814) 533-4620, respectively.

     4.6 Indemnification. Buyer shall Indemnify Sellers from and against any and all Losses that any Seller incurs by reason of any physical damage to any Hotel or any Claim against Sellers caused or arising out of any activity of Buyer or Buyer's representatives pursuant to Section 4.5; provided, however, that with the exception of any Claim or Loss incurred as a result of Buyer exacerbating any pre-existing, or causing any new, release or threatened release of any Hazardous Substance at or from any Hotel Premises, Buyer shall not be liable for any Claim or Loss (including without limitation any perceived loss of economic value of any Hotel), solely as a result of Buyer's discovery and, to the extent required of Buyer under applicable Law, disclosure of any pre-existing condition affecting the Hotel. Buyer shall, with reasonable promptness, repair in a good and workmanlike manner any damage to any Hotel caused by any such activity and indemnify the Sellers against any Claim or Loss to the extent such Claim or Loss results from Buyer exacerbating any pre-existing, or causing any new, release or threatened release of any Hazardous Substance at or from any Hotel Premises. Buyer shall not create or cause to be created any Liens with respect to the Hotel Premises and shall promptly remove, or cause to be removed, any such Liens.

     4.7 Buyer's Right of Termination. Buyer shall have the right to terminate this Agreement unless Buyer in its sole and absolute discretion is satisfied as to all matters related to each Hotel and bearing upon the suitability of each Hotel for Buyer's purposes, and Buyer shall be conclusively deemed to have exercised such right of termination unless by 5:00 p.m., Pacific Time, on the Approval Date (provided, however, for purposes of Section 4.4 and title matters for purposes of this Section 4.7, the "Approval Date" shall be April 22, 2004), Buyer has given Sellers and Escrow Agent notice acknowledging its satisfaction. Upon giving such timely notice, Buyer shall have no further right to terminate this Agreement under this Section 4.7, but such notice shall not affect Buyer's right to terminate under any other provision of this

Agreement. To the extent that Buyer's right of termination under this Section
4.7 or under any other provision of this Agreement is deemed to make this Agreement an option contract, Sellers agree and acknowledge that Buyer's undertaking the due diligence investigation of the Hotels and agreement in
Section 17.2 to deliver to Sellers copies of all third-party reports concerning the Hotels obtained by Buyer in the event Buyer terminates this Agreement, constitutes adequate consideration for such option.

     4.8 Due Diligence Costs. Except as otherwise expressly provided herein, Sellers and Buyer shall bear and pay their own respective costs incurred in connection with Buyer's due diligence investigations.

5.   Representations and Warranties.

     5.1 By Sellers. Sellers hereby jointly and severally represent and warrant to Buyer that, as of the Effective Date:

          (a) Organization and Qualification. Each Seller is a corporation, limited partnership, limited liability company or business trust (as specified on Schedule 5.1(a)) duly organized, validly existing and in good standing under the laws of the state of its jurisdiction (as specified on Schedule 5.1(a)) and has full legal power and authority to enter into, deliver and perform its obligations under this Agreement and each Closing Document to which it is a party. Each Seller has full corporate, partnership, limited liability company or business trust power and authority, as applicable, to own its properties and to carry on its business as it is now being conducted by it, and is qualified to do business and is in good standing in each jurisdiction in which the nature of the business or the properties owned or leased by such Seller requires qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on such Seller.

          (b) Authorization and Enforceability. The execution, delivery and performance of this Agreement and the Closing Documents to which each Seller is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of each Seller, and this Agreement and each Closing Document to which each Seller is a party constitute (or when executed and delivered by each Seller will constitute) the valid and binding obligations of each Seller enforceable against each Seller in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Consents and Approvals. Except as set forth on Schedule 5.1(c), no consent, approval, waiver or authorization is required to be obtained by any Seller from, and no notice or filing is required to be given by any Seller to or made by any Seller with, any Governmental Authority or other person in connection with the execution, delivery and performance by each Seller of this Agreement and each of the Closing Documents to which each such Seller is a party, other than filings with the Federal Trade Commission and the Department of Justice, pursuant to the Hart-Scott-Rodino Antitrust Improvement Act of 1976 (the "HSR Act") with respect to the sale of the Hotels to Buyer or where the failure to obtain such consent, approval, waiver or authorization, or to give or make such notice or filing, would not have a Material Adverse Effect on such Seller.

          (d) Non-Contravention. Subject to receipt of the consents and approvals referred to in Schedule 5.1(c), the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by each Seller will not (i) violate or conflict with the organizational documents of any Seller, (ii) conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or create in any party a right to modify or cancel, or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument, or any order, judgment or decree, to which any Seller is a party or by which any Seller or any of their respective properties are bound which would have a Material Adverse Effect on any Seller, (iii) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to any Seller which would have a Material Adverse Effect on any Seller, or (iv) result in the creation of any Lien upon the properties or assets of any Seller which would have a Material Adverse Effect on any Hotel.

          (e) Hotel Compliance. Except as set forth on Schedule 5.1(e), (A) to Sellers' Knowledge, nothing in the current condition, occupancy or use of any Hotel violates or will require correction under any applicable Law or any set-back requirement which could reasonably be expected to or would have a Material Adverse Effect on any Hotel, and (B) no notice has been received by Sellers from any Governmental Authority (1) charging any such violation or asserting the need for any such correction, (2) revoking, canceling, denying renewal of, or threatening any such action with respect to, any Permit or Liquor License, or (3) indicating that any inquiry, complaint, proceeding or investigation (excluding routine, periodic inspections) is contemplated or pending regarding compliance of the Hotel with any applicable Law.

          (f) Permits. Except as set forth on Schedule 5.1(f), to Sellers' Knowledge, each Hotel is in material compliance with the terms and conditions of each Permit applicable thereto. All Permits required for the lawful operation of each Hotel as currently conducted have been issued and are currently in force, and to Sellers' Knowledge, none of such Permits will be terminated or impaired or become terminable as a result of the transactions contemplated by this Agreement.

          (g) Liquor Licenses. Schedule 5.1(g) correctly identifies all of the Liquor Licenses and each Liquor Licensee. The Liquor Licensees collectively hold all of the Liquor Licenses required for the current Liquor Operations and all of the Liquor Licenses are currently in force.

          (h) Offsite Rights. There are no material Offsite Rights or material Offsite Right Agreements other than those of record which are included in the Title Reports or on the Surveys or as disclosed in the Schedule of Offsite Rights attached hereto as Schedule 5.1(h), which correctly identifies each of the existing material Offsite Rights and material Offsite Right Agreements other than those of record which are included in the Title Reports or on the Surveys. Except as otherwise disclosed in Schedule 5.1(h), as to each Offsite Rights and Offsite Rights Agreement identified therein or those of record which are included in the Title Reports or on the Surveys: to Sellers' Knowledge, such Offsite Rights are in full force and effect and there does not exist under such Offsite Rights Agreement any default (or event or condition which with notice or passage of time or both will be a default) on the part of Sellers, or to Sellers' Knowledge of any party thereto. Any Offsite Rights concerning signage, parking or access to any Hotel shall be deemed material, without limitation to the materiality of any other Offsite Rights.

          (i)  Real Property.

               (1) Neither the Manager nor any Seller has received written notice of or to Sellers' Knowledge is otherwise aware of any pending or proposed change in the zoning or any special use permit of any Hotel Parcel or any proposal for a new special assessment district including any Hotel Parcel. To Sellers' Knowledge, the transfer of ownership of the Hotels to Buyer will not result in a change of the zoning or any special use permit applicable to any Hotel or require any alterations or improvements to any Hotel Premises in order to maintain compliance with any zoning requirement or any special use permit.

               (2) There are no pending, or to Sellers' Knowledge, threatened, condemnation proceedings, lawsuits or administrative actions relating to the property or other matters affecting the current use, occupancy or value of any Hotel Parcel or the applicable Hotel Improvements which would have a Material Adverse Effect on any Hotel; the Hotel Improvements located on each Hotel Parcel have received all material approvals of governmental authorities (including licenses and Permits) required in connection with the ownership or operation thereof and no currently effective written notice from a Governmental Authority has been received by the Manager or any Seller alleging that any such Hotel Improvement has not been operated and maintained in accordance with applicable Laws.

               (3) Except as set forth on Schedule 5.1(i)(3), no portion of any Hotel Parcel or the roads immediately adjacent to and currently utilized to access any Hotel Parcel: (i) is situated in a "Special Flood Hazard Area," as set forth on a Federal Emergency Management Agency Flood Insurance Rate Map or Flood Hazard Boundary Map; (ii) except for matters disclosed in the environmental reports described on Schedule 5.1(t), to the Sellers' Knowledge, was the former site of any public or private landfill, dump site, retention basin or settling pond; (iii) except for matters disclosed in the environmental reports described on Schedule 5.1(t), to the Sellers' Knowledge, was the former site of any oil or gas drilling operations; or (iv) except for matters disclosed in the environmental reports described on Schedule 5.1(t), to the Sellers' Knowledge, was the former site of any experimentation, processing, refining, reprocessing, recovery or manufacturing operation for any petrochemicals.

               (4) Except for the Liquor Licenses set forth on Schedule 5.1(g), to Sellers' Knowledge, there are no material commitments to or agreements with any governmental authority or agency (federal, state or local) affecting the use or ownership of any Hotel Premises.

               (5) All Hotel Improvements located on each Hotel Parcel are supplied with utilities and other services necessary for the operation of such Hotel Improvements, including gas, electricity, water, telephone, sanitary sewer and storm sewer, all of which services are adequate in accordance with all applicable Laws, and except as set forth in the Surveys are provided via public roads or via permanent, irrevocable, appurtenant easements benefiting the applicable Hotel Parcel.

               (6) Except as set forth on Schedule 5.1(i)(6), to Sellers' Knowledge, there are no material latent defects in any of the roof, foundation, other structural elements, elevators, heating and air conditioning and ventilation systems, plumbing and electrical systems, boilers and furnaces and sprinkler systems, and other building power, mechanical and operating systems of the Hotel Improvements or in any of the FF&E. For purposes hereof, a "latent defect" is any condition impairing the function or structural integrity of any item which is not readily apparent by ordinary visual inspection of such item.

               (7) No Seller, on the one hand, or, to the Sellers' Knowledge, any other party, on the other hand, has breached or is in default under any Ground Lease (other than such breaches or defaults that have been cured by the applicable Seller).

          (j) Hotel Leases. Except as identified in the Schedule of Leases attached hereto as Schedule 5.1(j), no Lease encumbers any Hotel Premises.
Schedule 5.1(j) accurately identifies each Lease, including (A) all of the agreements, amendments, supplements and other documents which evidence or govern such Lease, (B) the portion of the applicable Hotel Premises subject to such Lease, (C) the legal name of the current tenant under such Lease, (D) the current monthly fixed rent and the terms of any percentage rent payable under such Lease, (E) the commencement and expiration dates for such Lease and any options in the tenant to extend the term thereof and (F) the amount of the security deposit (if any) outstanding under such Lease. Except as disclosed on
Schedule 5.1(j), (1) no rent or other payment due from the tenant under such Lease is delinquent or has been paid more than one month in advance, (2) no default, or event or condition which upon notice or passage of time or both will mature into a default, exists under such Lease on the part of the landlord or, to Sellers' Knowledge, on the part of the tenant, (3) there is no remaining right in the tenant under such Lease to any "free" rent, rent abatement (other than upon damage to or destruction or condemnation of the leased premises) or other rent concession, (4) there is no remaining obligation on the part of the landlord under such Lease to construct, install or pay or reimburse the cost of any tenant improvements, fixtures, furnishings or equipment or otherwise to make any payments to the tenant, and (5) there is no remaining obligation, present or contingent, on the part of any Seller to pay any commission, finder's fee or similar compensation with respect to such Lease.

          (k) Title to Property. The appropriate Seller has good title (or a valid leasehold interest in the case of Hotel Premises held pursuant to a Ground Lease or FF&E subject to an Equipment Lease) to the real and personal property included within the Hotels. To Sellers' Knowledge, the real property included within the Hotel Premises and the personal property of the Sellers is free and clear of all Liens, except: (i) any Lien set forth in the title reports for the Hotel Parcels, as listed in Schedule 5.1(k); (ii) any liens for liabilities or obligations reflected as current liabilities in the Financial Statements; (iii) liens for Property Taxes not yet due and payable or due but being contested in good faith by appropriate proceedings, with such items being contested in good faith being listed in Schedule 5.1(k); (iv) immaterial mechanics', workmen's, repairmen's, warehousemen's, carriers or other like Liens arising or incurred in the Ordinary Course of the applicable Hotel; (v) with respect to personal property, original purchase price conditional sale contracts or Equipment Leases with third parties entered into in the Ordinary Course of the applicable Hotel; and
(vi) other Permitted Exceptions.

          (l) Intellectual Property. Except for Marks with respect to rights of use granted under Hotel License Agreements, Schedule 5.1(l) identifies (A) each of the Marks owned by any Seller (if any) which have been registered with the U.S. Patent and Trademark Office (including the registration number and date thereof) or filed with any state or local jurisdiction (including the filing number and date thereof) and (B) every other Mark in which any Seller claims a proprietary interest or right of use in connection with any Hotel (including the extent of the interest or right claimed therein). To Sellers' Knowledge, except as otherwise disclosed in Schedule 5.1(l) or in any of the agreements identified on Schedule 5.1(l), there is no adverse claim to or interest in any Mark which could restrict or prevent Buyer's continuing use of such Mark in connection with any Hotel (including, without limitation, on goods sold or otherwise distributed at any Hotel) and the use of the Marks consistent with the applicable Seller's current usage thereof, respectively, does not infringe upon or otherwise violate the valid rights of any other person.

          (m)  Taxes.

               (1) Except as set forth on Schedule 5.1(m)(1), (i) each Seller has filed (or caused to be filed) in a timely manner all Tax Returns required by applicable Law to be filed with respect to all Taxes required to have been paid on or before the date hereof (whether or not shown on any such Tax Return) for which any Seller may be liable; (ii) all such Tax Returns were correct and complete in all material respects when filed; (iii) there is no outstanding agreement, waiver or consent providing for an extension of the statutory period of limitations applicable to the assessment of any Tax, and no power of attorney granted by any Seller with respect to any Tax matter is currently in force; (iv) there is no Action of any nature now pending or, to the Sellers' Knowledge, threatened against any Seller with respect to any Tax or any Tax Returns, nor is there any assessment asserted by or any matters under discussion with any federal, state, county, local or foreign Tax authority; (v) there are no Liens for Taxes (other than for current Taxes not yet due and payable) on any of the Hotels; (vi) none of the Hotels, directly or indirectly, secures or was financed by Sellers with any debt the interest on which is tax-exempt under Section 103(a) of the Code; (vii) all Taxes that any Seller has been required to collect or withhold have been or will be duly paid when due to the proper Tax authority or other Governmental Authority; and (viii) no Seller has filed notices of protest or appeal against, or commenced proceedings to recover, real property tax assessments against any of the Hotel Premises.

               (2) The closing dates of the most recent governmental audits of Hotel Excise Taxes are listed in Schedule 5.1(m)(2). Except as set forth on
Schedule 5.1(m)(2), neither any Seller nor Manager has received written notice of any open audit or outstanding notice of deficiency or delinquency with respect to any Hotel Excise Tax.

          (n)  Contracts and Commitments.

               (1) Schedule 5.1(n) accurately identifies each Contract that provides for annual payments equal to or greater than $10,000, or which is otherwise material to the business or operations of any Hotel (each, a "Material Contract") currently in force with respect to each Hotel. Each of the Material Contracts has been made either by a Seller, or by Manager, as agent for a Seller. Except as disclosed on
Schedule 5.1(n), no default, or event or condition which upon notice or passage of time or both will mature into a default, exists under any such Material Contract on the part of the Manager or any Seller a party thereto, or to the Sellers' Knowledge, on the part of any other party to any such Material Contract. With respect to the Material Contracts listed in Schedule 5.1(n), neither the Manager nor any Seller has received written notice (i) of a party's intention to cease to perform any material services required to be performed by it, without any material payment required to be made by it, or terminate any such Material Contract, or (ii) that any party considers the Manager or any Seller to be in breach in any material respect or default thereunder or in potential breach in any material respect or potential default thereunder. Sellers have made available to Buyer complete and correct copies of all items listed on Schedule 5.1(n) that are in writing, and the descriptions contained in
Schedule 5.1(n) of all items listed therein that are not in writing are complete and correct.

               (2) Except for the Reservations, Leases, the Assumed Contracts, the Permitted Exceptions and the Permits, and as otherwise expressly provided in this Agreement, there are no agreements, undertakings or arrangements made by any Seller, Manager or any of their Affiliates that will be binding upon Buyer or any Hotel after Closing.

               (3) Except as set forth on Schedule 5.1(n)(3), all actions required to have been taken by Sellers pursuant to the Courtyard Franchise Agreement dated February 3, 1992 between Marriott International Inc. and Crown American Associates (the "Bensalem Franchise Agreement") relating to the Bensalem Courtyard located at 3327 Street Road, Bensalem, Pennsylvania with respect to any property improvement plan have been completed in full in accordance with the requirements of the Bensalem Franchise Agreement and any other written instructions of the franchisor thereunder.

               (4) All Vouchers have been issued with a fixed-dollar face amount. Schedule 5.1(n)(4) sets forth all outstanding Vouchers as of April 15, 2004, including the face amount thereof.

          (o) Insurance. Schedule 5.1(o) accurately identifies each of the existing policies of property, hazard, general or special liability, business interruption, boiler and machinery and other insurance which is carried on any Hotel by any Seller, or by Manager on behalf of any Seller, including for each identified policy (A) the type of policy, (B) the insurer, (C) the insured(s),
(D) the amount of coverage, (E) the amount of any applicable self-retention (or "deductible"), (F) in the case of each liability insurance policy, whether the same is written on a "claims made" or "occurrence" basis, (G) the expiration date and (H) the current annual premium. Except as set forth on Schedule 5.1(o), neither any Seller nor Manager has received written notice canceling or threatening to cancel any such policy (including, without limitation, notice that such policy will not be renewed or will be renewed only with a materially higher premium or a materially reduced scope or amount of coverage).

          (p) Financial Statements. True and complete copies of the Financial Statements for the years ended January 31, 2002, 2003 and 2004, together with related auditors reports, are set forth in Schedule 5.1(p). The Financial Statements (i) fairly present, in all material respects, the combined financial position of Holdings and its combined subsidiaries as of the dates thereof and its combined results of operations and cash flows for the periods then ended; and (ii) have been prepared in conformity with GAAP applied on a consistent basis (except as may be indicated in the notes thereto) (subject to normal year-end adjustments in the case of any unaudited interim financial statements).

          (q) Books and Records. Sellers maintain accurate books and records reflecting their assets and liabilities and maintain proper and adequate internal accounting controls which provide assurance (i) that transactions are executed with management's authorization or ratification; (ii) that transactions are recorded as necessary to permit preparation of the combined financial statements of Holdings and to maintain accountability for Sellers' assets; (iii) that access to Sellers' assets is permitted only in accordance with management's authorization; (iv) regarding prevention or timely detection of the unauthorized acquisition, use or disposition of Sellers' assets; and (v) that accounts, notes and other receivables are recorded accurately, and proper and adequate procedures are implemented to effect the collection thereof in the Ordinary Course. Each Hotel's books, records and accounting systems are maintained in accordance with the Uniform System of Accounts. Schedule 5.1(q) sets forth all Reservation Deposits for each Hotel as of March 25, 2004.

          (r) Litigation. There are no Actions pending, or to the Sellers' Knowledge, threatened, that question or could otherwise affect the validity of this Agreement or any action taken or to be taken by any Seller in connection with this Agreement. Except as set forth in Schedule 5.1(r), there is no Action pending or, to the Sellers' Knowledge, threatened, or any order, injunction or decree outstanding, against any Seller or any properties or rights relating to any Hotel that, if adversely determined, could reasonably be expected to or would individually or in the aggregate have a Material Adverse Effect on any Hotel. Schedule 5.1(r) sets forth and describes all Actions involving claims equal to or greater than $25,000 per Action, including, without limitation, actions for personal injuries, product liability or breach of warranty arising from products sold or services provided by any Seller pending, or to the Sellers' Knowledge, threatened against any Seller or any properties or rights relating to any Hotel, before any court, arbitrator or Governmental Authority.

          (s) Existing Condition. Since the Balance Sheet Date, the Sellers have operated or caused to be operated their respective Hotels only in the Ordinary Course, and no Seller has:

               (1) suffered any change in its working capital, financial condition, results of operation, assets, liabilities (absolute, accrued, contingent or otherwise), reserves, business, operations or prospects which would have a Material Adverse Effect on the Hotels;

               (2) incurred any liability or obligation (absolute, accrued, contingent or otherwise) except non-material items incurred in the Ordinary Course, or materially increased, or experienced any change in any assumptions underlying or methods of calculating, any bad debt, contingency or other reserves;

               (3) paid, discharged or satisfied any material claim, liability or obligation (whether absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the Ordinary Course of liabilities and obligations reflected or reserved against in the Balance Sheet or incurred in the Ordinary Course since the Balance Sheet Date;

               (4) permitted or allowed any of the Hotels to be subjected to any Lien, except for Liens for current Taxes not yet due and Liens included in the Permitted Exceptions;

               (5) written down the value of any Inventory (including write-downs by reason of shrinkage or mark-down) or written off as uncollectible any notes or Accounts, except for immaterial write-downs and write-offs in the Ordinary Course and consistent with past practice;

               (6) cancelled any debts or waived any claims or rights of substantial value except in the Ordinary Course;

               (7) sold, transferred or otherwise disposed of any Hotel properties or assets (real, personal or mixed, tangible or intangible), except in the Ordinary Course;

               (8) except as set forth on Schedule 5.1(s)(8), granted any general increase in the compensation of officers or employees of any Hotels (including any such increase pursuant to any bonus, pension, profitsharing or other plan or commitment) or any other increase in the compensation payable or to become payable to any officer or employee of any Hotel, and no such increase is customary on a periodic basis or required by agreement or understanding;

               (9) made any single capital expenditure or commitment (i) not set forth on the Schedule of Capital Expenditures or (ii) in excess of $100,000 (on a per-Hotel basis) for additions to property, plant or equipment;

               (10) except as set forth on Schedule 5.1(s)(10), made any change in any method of accounting or accounting practice; or

               (11) agreed, whether in writing or otherwise, to take any action described in this Section 5.1(s).

          (t)  Environmental.

               (1) With respect to the Hotels and with the exception of the matters disclosed on Schedule 5.1(t) or the environmental reports described on
Schedule 5.1(t): (i) each Seller is in compliance with all applicable Environmental Laws and holds all permits, registrations and licenses necessary under Environmental Laws, (ii) there are no Environmental Liabilities and Costs of any Seller, (iii) there are no Environmental Conditions, and (iv) no asbestos containing materials or polychlorinated biphenyls (i.e., PCBs) are contained in or stored on any Hotel Parcel or Hotel Improvement. None of the Sellers or the Manager has received any notices from any Governmental Authority or other third party alleging liability under or violation of any Environmental Law, or alleging responsibility for the removal, clean-up, or remediation of any Environmental Condition. No Seller is subject to any enforcement or investigatory action by any Governmental Authority regarding an Environmental Condition with respect to any Hotel Parcel or any Hotel Improvements or any other property related in any way to any Seller. As used herein, the terms "toxic" or "hazardous" wastes, substances or materials shall include, without limitation, all those so designated and all those in any way regulated by any Environmental Laws.

               (2) Sellers have previously delivered or made available to Buyer complete copies of all reports received by Sellers during the five (5) years immediately preceding the Effective Date, including, without limitation, environmental investigations and testing or analyses that are in the possession or control of any Seller or the Manager and which relate to compliance with Environmental Laws by any of them or to the past or current environmental condition of the Hotel Premises.

          (u) Employees. Schedule 5.1(u) identifies each Hotel Employee and Manager Employee, his or her classification, title or position, salary (including non-discretionary bonuses) or wage rate and Employee Leave included in the pay period ending March 22, 2004 as recorded on the payroll system of Manager. There do not exist (A) any disputes between Manager (and/or any Seller) and any of the Hotel Employees or Manager Employees that might reasonably be expected to have a Material Adverse Effect on any Hotel, (B) except as set forth on Schedule 5.1(u), any pending unfair labor practice complaints or labor arbitration proceedings with respect to Hotel Employees (or former Hotel Employees) or Manager Employees (or former Manager Employees) and neither Manager nor any Seller has received written notice from any Governmental Authority asserting (i) any material violation as to Hotel Employees or Manager Employees of Laws governing employment or labor, including any Laws relating to wages, hours, collective bargaining, social security or other payroll taxes, equal employment opportunity, employment discrimination or employment safety or
(ii) any liability on the part of any Seller or Manager for back wages, taxes or penalties for any such violation. There is no Collective Bargaining Agreement currently in force or the subject of negotiation and none of the Hotel Employees or Manager Employees are within any bargaining unit that has been certified under the National Labor Relations Act or any similar state Law and, to Sellers' Knowledge, no effort currently exists to organize any of the Hotel Employees or Manager Employees into any such bargaining unit and the transactions contemplated by this Agreement will not create any obligation to bargain with any collective bargaining representative with respect to the transactions described herein or any Hotel Employees or Manager Employees.

          (v) Employee Benefit Plans and Arrangements. With respect to Hotel Employee Plans, Manager Employee Plans and Multi-Employer Plans:

               (1) Schedule 5.1(v)(1) identifies each Hotel Employee Plan, each Manager Employee Plan and each Multi-Employer Plan.

               (2) Sellers have delivered to Buyer true and complete copies of the plan documents for each Hotel Employee Plan, each Manager Employee Plan and each Multi-Employer Plan, including, where applicable and without limitation, summary plan descriptions and insurance contracts, financial and actuarial reports, and most recent annual filings with Governmental Authorities (including, for this purpose, the Pension Benefit Guaranty Corporation).

               (3) Except as otherwise disclosed on Schedule 5.1(v)(3), each Hotel Employee Plan and each Manager Employee Plan is a defined contribution plan (as defined in Section 3(34) of ERISA).

               (4) There are no pending or, to Sellers' Knowledge, threatened claims by or on behalf of any Hotel Employee Plan, any Manager Employee Plan or, as against any Seller or Manager, by or on behalf of any Multi-Employer Plan.

               (5) Other than routine claims for benefits, there are no pending or, to Sellers' Knowledge, threatened claims by or on behalf of any individual participants or beneficiaries against any Hotel Employee Plan or any Manager Employee Plan.

               (6) Each Hotel Employee Plan and each Manager Employee Plan that is an "employee pension benefit plan" within the meaning of ERISA has received a favorable determination letter from the Internal Revenue Service that such plan is qualified under Section 401(a) of the Internal Revenue Code and, to Sellers' Knowledge, no circumstance exists which could cause such plan to cease being so qualified.

               (7) To Sellers' Knowledge, no Hotel Employee Plan or Manager Employee Plan is the subject of any investigation, audit or other such adverse action on the part of the Internal Revenue Service, the United States Department of Labor or the Pension Benefit Guaranty Corporation, and, to Sellers' Knowledge, each Hotel Employee Plan and each Manager Employee Plan is in material compliance with the terms of the plan documents, ERISA and applicable provisions of the Internal Revenue Code.

               (8) Manager is not delinquent in any of its contribution obligations with respect to any Hotel Employee Plan, any Manager Employee Plan or Multi-Employer Plan.

               (9) No unfunded liability currently exists with respect to any of the Multi-Employer Plans.

               (10) Manager is in material compliance with all currently applicable COBRA requirements respecting current or former Hotel Employees and Manager Employees. Except as set forth on Schedule 5.1(v)(10), Manager does not provide any retiree medical benefits to former Hotel Employees or Manager Employees.

               (11) No Seller is an "employee benefit plan" as defined in
Section 3(3) of ERISA, nor is it an Affiliate of an employee benefit plan; and none of the Hotels constitute "plan assets" as that term is used in 29 C.F.R. 2509.75-2.

          (w) Brokers. Except for Sellers' Advisor, Sellers have not engaged or dealt with any broker, finder or similar agent in connection with the sale of the Hotels.

          (x) Disclosure. Without limiting any exclusion, exception or other limitation contained in any of the representations and warranties made herein, this Agreement and the schedules hereto and all other documents and information prepared or certified by Sellers and provided to Buyer and its counsel and representatives pursuant to or in connection with this Agreement do not and will not when delivered include any untrue statement of a material fact or, to Sellers' Knowledge, omit to state a material fact necessary to make the statements herein and therein, in light of the circumstances under which they were made, not misleading.

          (y) Collection History of Accounts. The average net bad debt write-offs of Accounts (other than guest ledgers), net of recoveries, and after exclusion of those items on Schedule 5.1(y), as a percentage of the total monthly city ledger balances for fiscal years ended January 31, 2002, January 31, 2003, and January 31, 2004, is 0.41%. Sellers have excluded from the Accounts (other than guest ledgers), Accounts from any person who is the subject of a bankruptcy case or other insolvency proceeding, or who has declared in writing an inability to pay.

     5.2 By Buyer. Buyer hereby warrants and represents to Sellers that, as of the Effective Date:

          (a) Organization and Qualification. Buyer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and has full legal power and authority, to enter into, deliver and perform its obligations under this Agreement and each Closing Document to which it is a party. Buyer has full limited liability company power and authority to own its properties and to carry on its business as now being conducted by it, and is qualified to do business and is in good standing in each jurisdiction in which the nature of Buyer's business or the properties owned or leased thereby requires qualification, except where the failure to be so qualified or in good standing would not have a Material Adverse Effect on Buyer.

          (b) Authorization and Enforceability. The execution, delivery and performance of this Agreement by Buyer and the Closing Documents to which Buyer is a party and the consummation of the transactions contemplated hereby and thereby have been duly authorized by all necessary action of Buyer, and this Agreement and each Closing Document to which Buyer is a party constitute (or when executed and delivered by Buyer will constitute) the valid and binding obligations of Buyer enforceable against Buyer in accordance with their terms, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights in general and subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

          (c) Consents and Approvals. No consent, approval, waiver or authorization is required to be obtained by Buyer from, and no notice or filing is required to be given by Buyer to or made by Buyer with, any Governmental Authority or other person in connection with the execution, delivery and performance by Buyer of this Agreement and each of the Closing Documents to which Buyer is a party, other than filings with the Federal Trade Commission and the Department of Justice, pursuant to the HSR Act with respect to the Purchase of the Hotels from Sellers or where the failure to obtain such consent, approval, waiver or authorization, or to give or make such notice or filing, would not have a Material Adverse Effect on Buyer.

          (d) Non-Contravention. Subject to receipt of the consents and approvals referred to in Schedule 5.2(d), the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby by Buyer will not (i) violate or

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conflict with the certificate of formation or limited liability company agreement of Buyer, (ii) conflict with, or result in the breach of, or termination of, or constitute a default under (whether with notice or lapse of time or both), or create in any party a right to modify or cancel, or accelerate or permit the acceleration of the performance required by, any indenture, mortgage, lien, lease, agreement, commitment or other instrument, or any order, judgment or decree, to which Buyer is a party or by which Buyer or any of their properties are bound which would have a Material Adverse Effect on Buyer, (iii) constitute a violation of any law, regulation, order, writ, judgment, injunction or decree applicable to Buyer which would have a Material Adverse Effect on Buyer, or (iv) result in the creation of any lien, charge or encumbrance upon the properties or assets of Buyer which would have a Material Adverse Effect on Buyer.

          (e) Liquor Operations. To Buyer's Knowledge, no facts or circumstances exist that would prevent Buyer from consummating the transfer or re-issuance (as applicable) of the Liquor Licenses to Buyer or operating the Liquor Operations of the Hotels after the Liquor Licenses and Liquor Operations are transferred to Buyer.

          (f) Brokers. Buyer has not entered into any contract, arrangement or understanding with any person or firm which would result in the obligation of Buyer to pay any investment banking fees, finder's fees or brokerage commissions in connection with the purchase of the Hotels from Sellers.

EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT OR ANY TRANSFER INSTRUMENT, BUYER IS BUYING THE HOTELS "AS IS, WHERE IS AND WITH ALL FAULTS" AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES, EXPRESS, IMPLIED OR STATUTORY, OF ANY KIND WHATSOEVER, WHETHER BY SELLERS OR BY ANYONE ACTING ON SELLERS' BEHALF (INCLUDING, WITHOUT LIMITATION, AGENTS, BROKERS, ADVISORS, CONSULTANTS, COUNSEL, EMPLOYEES, OFFICERS, DIRECTORS, SHAREHOLDERS, PARTNERS, TRUSTEES OR BENEFICIARIES).

     5.3 Notice of Subsequent Event or Discovery. Prior to Closing, each Party shall give the other Parties hereto prompt notice of its discovery of any event or condition which has the effect of making any of such Party's representations and warranties contained in this Section 5 materially inaccurate.

6.   Operation of the Hotels Pending Closing.

     From the Effective Date until Closing or the earlier termination of this Agreement pursuant to the terms hereof, Sellers shall cause the Hotels to operate in the Ordinary Course and shall not (except with Buyer's prior written approval which shall not be unreasonably withheld or delayed) cause, approve or permit any material change in the operations of any Hotel, including, without limitation, the actions listed below. In the event Sellers request consent to take any actions requiring Buyer's consent under this Section 6, Sellers shall deliver to Buyer a written request for consent, which shall include such detail as is reasonably necessary for Buyer to evaluate the merits of such request (the "Request for Consent"). Within three (3) Business Days of receipt of a Request for Consent, Buyer shall respond to Sellers with Buyer's consent or

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

denial of consent. A failure of Buyer to deliver a written denial of consent within such three (3) Business Day period shall be deemed an acceptance of such Request for Consent.

          (a) Material reduction in Inventories to levels below those maintained at the applicable Hotel during the preceding 12 months (taking into account any seasonal fluctuations).

          (b) Material changes in current levels of guest, room and other services at the applicable Hotel.

          (c) Any material reduction in current sales and marketing efforts with respect to the applicable Hotel.

          (d) Alterations or other material changes in the applicable Hotel Improvements except for (A) Scheduled Capital Expenditures, (B) alterations or improvements required to avoid or cure a violation of applicable Law, (C) alterations that in the aggregate cost no more than $250,000 and do not result in the permanent elimination of any guest room, conference room or other revenue generating facility within any Hotel and (D) alterations or improvements to repair any damage caused by an emergency or a casualty.

          (e) Deferral of routine maintenance or repair of any Hotel Improvements and FF&E.

          (f) Except with respect to the making, modification, cancellation or termination of Excluded Contracts, the making, modification, cancellation or termination of:

               (1) any Lease that provides for annual payments equal to or greater than $10,000 (other than the termination of any such Lease based on a payment default by the lessee or the failure of the lessee to observe any covenant relating to continuous operations);

               (2)  any Material Contract;

               (3) any Lease or any Material Contract, to the extent that the aggregate annual payments pursuant to all such Leases and Material Contracts so modified, cancelled or terminated total in excess of $250,000; or

               (4)  any Ground Lease.

          (g) Cancellation of or reduction in the amount or scope of property or general liability coverage under any insurance currently maintained with respect to any Hotel.

          (h) Cancellation or surrender of any existing Permit (unless replaced with a comparable Permit) or Liquor License.

          (i)  Creation of any monetary Lien on any Seller's title to any Hotel.

          (j) Any material reduction in staff at any Hotel or the transfer of the general manager, any department head or any other executive staff.

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In addition to the foregoing, Seller shall notify Buyer of the filing of any notice of protest or appeal against, or commencement of any proceeding to recover, any Property Tax assessments against any Hotel.

7.   Other Agreements.

     7.1 Termination of Hotel Management Agreement. Notwithstanding any other provision of this Agreement, Buyer shall not assume any obligations under the Hotel Management Agreement. Sellers shall cause the Hotel Management Agreement to be terminated with respect to the Hotels as of Closing and shall deliver possession of the Hotels to Buyer (or Buyer's nominee) free and clear of any possession by or rights of Manager or any Claim by Manager. Sellers shall remain responsible for all amounts due or to become due under the Hotel Management Agreement and shall Indemnify Buyer from and against any Claims or liability thereunder.

     7.2   Liquor License(s) and Inventory.

          (a) Application for New Licenses. Buyer shall be responsible, at its expense, for preparing, filing and prosecuting all applications before Governmental Authorities for the transfer or re-issuance of the Liquor Licenses at the Hotels to Buyer (or Buyer's nominee). Sellers shall cooperate with Buyer in such applications as Buyer may reasonably request. If Buyer elects to engage as its legal counsel in prosecuting any such applications the counsel used by Sellers or any Liquor Licensee in connection with obtaining or maintaining the existing Liquor Licenses, Sellers shall have the right to consent (which consent shall not be unreasonably withheld), and, if necessary, shall cause the applicable Liquor Licensee to consent) to Buyer's engagement of such counsel and if Seller consents shall waive (and cause the applicable Liquor Licensee to waive) any conflict of interest which may arise between such counsel's representation of Buyer and the prior or current representation of any Seller or any Liquor Licensee.

          (b) Transfer of Liquor Inventory. Notwithstanding any other provision of this Agreement, the Liquor Inventory shall be sold and transferred to Buyer (or Buyer's nominee) only in such manner as complies with applicable alcoholic beverage control Laws and the terms of the Liquor Licenses. If applicable Law requires or practically necessitates that the Liquor Inventory of any Hotel (and any other aspects of the Liquor Operations of any Hotel) be transferred in a transaction separate and apart from the sale and purchase of such Hotel, then:
(A) such Liquor Inventory shall be excluded from the Inventory sold as part of such Hotel under this Agreement and Sellers and Buyer shall reduce the Purchase Price by the book value (unless applicable alcoholic beverage control laws shall require a different value, then such other required value) of such Liquor Inventory, and (B) Buyer shall in good faith negotiate with the applicable Liquor Licensee (and Sellers, if not such Liquor Licensee, shall cause such Liquor Licensee to negotiate in good faith with Sellers) a separate agreement and escrow incorporating the provisions of Section 7.2(c), to close concurrently with Closing or as soon thereafter as practicable, for the sale of such Liquor Inventory and the transfer of such Liquor Operations to Buyer (or Buyer's nominee), at a price equal to the price by which the Purchase Price was reduced pursuant to (A) above in respect of the Liquor Inventory.

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

          (c) Transitional Arrangements. If Buyer has not by Closing obtained the necessary government approvals for transfer or re-issuance of any Liquor License (other than with respect to any Hotel located in the State of Virginia), then provided that Buyer has within thirty (30) days after the Effective Date filed all necessary applications for a new or transferred Liquor License, at Buyer's request Sellers shall cause the current holder of such Liquor License to enter into a lease, concession agreement or other arrangement, for a term of 180 Days (or shorter, as Buyer may elect) and on other commercially reasonable terms, under which the applicable Liquor Operations, together with the areas within the applicable Hotel described or otherwise identified in or with respect to such Liquor License as licensed for the applicable Liquor Operations (the "Licensed Premises"), would continue to be operated under the now-existing Liquor License until the time such approvals had been granted and Buyer (or its designee) is able lawfully to take over the Licensed Premises and applicable Liquor Operations or expiration of the term whichever first occurs; provided, that, with respect to any Maryland Liquor License, no officer, director or other natural person related to Sellers shall be required to remain or become a signatory to any Maryland Liquor License if such person would thereby be exposed to personal criminal liability. Buyer shall reimburse and indemnify Sellers for any out-of-pocket costs and for any losses incurred by them in connection with any lease, concession agreement or other arrangement entered into in accordance with this Section 7.2(c), but Buyer shall not otherwise be required to pay any amount as rent, license fee or other similar fee, whether or not the same is commercially reasonable. To the maximum extent permitted by applicable Laws, any such arrangement shall be structured so as to preserve to Buyer or Seller the economic or other benefits of the transactions contemplated by this Agreement and, in any event, so as to hold Sellers and the holder of the existing Liquor License harmless from any loss, liability or expense related to the licensed activities after Closing.

     7.3 Estoppel Certificates; Consents. Sellers shall use all commercially reasonable efforts to obtain but shall not be required to pay any money to any third party in connection therewith, (A) a Ground Lease Estoppel Certificate and Ground Lease Assignment and Consent from the lessor under each Ground Lease, (B) a Tenant Estoppel Certificate from the tenant under each Lease, (C) an Offsite Rights Estoppel Certificate and Offsite Rights Consent from the grantor of each Offsite Right, and (D) an estoppel certificate, comfort letter, and/or consent to assignment, in such form as Buyer may reasonably require as applicable under the terms of the applicable agreement, from the franchisor under each Hotel License Agreement (a "Hotel License Estoppel Certificate") and from the non-assigning party under each Assumed Contract. Upon receipt of each such certificate, Sellers shall promptly deliver the same to Buyer. Buyer shall cooperate in good faith with the franchisor with respect to requests made by the franchisor in connection with Sellers' efforts to obtain consent to assignment or other applicable transfer of the Hotel License Agreement.

     7.4   Negative Covenants.

          (a) Sellers agree that following the Effective Date they shall not without the prior written consent of Buyer, which may be withheld in its sole discretion, transfer to a third party, by dividend, distribution or otherwise, the value of the assets (comprised of five hotels and various miscellaneous assets related to the operation of such hotels) retained by Sellers immediately after the Closing (the "Restricted Assets"). For the avoidance of doubt, Sellers shall be permitted without Buyer's consent to transfer, sell, mortgage or dispose of any such

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

assets for not less than their respective fair market values provided that the net proceeds of any such transaction shall be retained in accordance with this
Section 7.4(a). The obligations set forth in this Section 7.4(a) shall terminate with respect to Restricted Assets except such portion of the Restricted Assets having a fair market value (as reasonably determined by Buyer and Sellers) of $1 million (such $1 million in value of assets, the "Tax Indemnity Assets") on the later of (i) the first anniversary of the Closing Date, or (ii) if any claim shall be made by Buyer pursuant to Section 13 hereof on or prior to the first anniversary of the Closing Date, the date on which all such claims have been finally resolved. The obligations set forth in this Section 7.4(a) shall terminate with respect to the Tax Indemnity Assets on the later of (A) the second anniversary of the Closing Date or (B) if any claim shall be made by Buyer pursuant to Section 13 hereof in respect of transfer or sales Taxes ("Tax Claims") on or prior to the second anniversary of the Closing Date, the date on which all such claims have been finally resolved.

          (b) In the event all of the claim(s), if any, made by Buyer pursuant to Section 13 hereof have been made in a specified dollar amount and such Claims remain outstanding as of the first anniversary of the Closing Date ("Pending Claims"), the provisions of this Section 7.4 shall continue to survive only with respect to (i) property of the Sellers having a fair market value (as reasonably determined by Buyer and Sellers) equal to the amount of such Pending Claims and
(ii) the Tax Indemnity Assets. In the event all of the claim(s), if any, made by Buyer pursuant to Section 13 hereof are for a specified dollar amount of Tax Claims and such Tax Claims remain outstanding as of the second anniversary of the Closing Date ("Pending Tax Claims"), the provisions of this Section 7.4 relating to the Tax Indemnity Assets shall continue to survive only with respect to property of the Sellers having a fair market value (as reasonably determined by Buyer and Sellers) equal to the amount of such Pending Tax Claims. Sellers may elect at their option to post cash (or cash equivalent) collateral on such terms as reasonably acceptable to Buyer in the amount equal to the fair market value of the Restricted Assets then subject to this Section 7.4 and upon the posting of such collateral, Sellers shall be relieved of their obligations under
Section 7.4(a).

     7.5 2004 Interim Financial Statements. Prior to the Newco IPO Closing, Sellers shall use commercially reasonable efforts to cause unaudited combined financial statements of Holdings for periods following the Balance Sheet Date to be delivered to Buyer as required in connection with the Newco IPO, in a timely manner.

     7.6 Further Assurances. At any time after the Closing Date, Sellers, on the one hand, and Buyer, on the other hand, shall promptly execute, acknowledge and deliver any other assurances or documents reasonably requested by Buyer or Sellers, as the case may be, reasonable or necessary for them or it to satisfy their or its respective obligations hereunder or obtain the benefits contemplated hereby. The Sellers acknowledge and agree that during and after the Newco IPO, Sellers may be required to furnish information concerning Sellers, the Hotels and the historical operations of the Hotels in connection with Newco's Securities Act and Securities Exchange Act filings. Sellers further agree to provide customary management representation letters to the appropriate independent public auditors in connection with Securities Act and Securities Exchange Act filings of Newco as reasonably requested by Buyer or Newco from time to time; provided, that, Sellers shall not be required to make any payment to any such auditors as a result thereof. Buyer agrees to provide, or cause Buyer's manager to provide, Sellers with reasonable access to Continuing Employees employed by Buyer or Buyer's manager

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

in connection with Sellers' defense of legal actions filed with respect to pre-Closing operations of the Hotels; provided, that, any access to Continuing Employees provided to Sellers pursuant to this Section 7.6 shall not materially impede the ability of such Continuing Employee to satisfy such person's job or responsibilities in connection with the operations of the Hotels following Closing.

     7.7 Government Approvals and Third Party Consents. Buyer and Sellers will complete all necessary governmental and regulatory filings that are required to be filed in connection with the transaction including, without limitation, any filings with the Federal Trade Commission and the Department of Justice pursuant to the HSR Act. Buyer and Sellers shall cooperate and coordinate their activities with respect to all filings and required third party consents. Buyer will pay all applicable governmental or regulatory filing fees. Each Party will pay its own expenses in preparing such filings and obtaining such approvals. Prior to Closing, Sellers shall use commercially reasonable efforts to obtain all necessary third party consents without any material change to the terms of any material agreement to which any Seller is a party or which materially affects any of the Hotels. Sellers will pay their out-of-pocket expenses incurred in connection with their efforts to obtain such consents, but will not be obligated to pay any money to any such third party with respect to obtaining such consents.

     7.8 Exclusivity. Except with respect to this Agreement and the transactions contemplated hereby, until the earlier of the Closing Date or the date that this Agreement is terminated in accordance with Section 14, Sellers, Manager and their respective affiliates directly or indirectly through their respective employees, agents and representatives shall not, (a) initiate, solicit or seek, directly or indirectly, any inquiries or the making or implementation of any proposal or offer with respect to a merger, acquisition, consolidation, recapitalization, liquidation, dissolution or similar transactions involving, or any purchase of all or any portion of the Hotels (except as otherwise expressly permitted hereunder) or any equity securities of, any Seller (any such proposal or offer being hereinafter referred to as an "Acquisition Proposal"), or (b) engage in any negotiations concerning, or provide any confidential information or data to, or have any substantive discussions with, any Person relating to an Acquisition Proposal.

     7.9 Buyer's Release of Sellers. With the exception of common law claims alleging a Seller's fraudulent misrepresentation or fraudulent nondisclosure of material facts in connection with the transaction contemplated by this Agreement, and any contractual claims seeking indemnification from any Seller which Buyer may timely make under Section 13.1(a) of this Agreement, Buyer hereby fully and irrevocably releases any and all of the Sellers and any officer, partner, director, trustee, division, subdivision, affiliate, subsidiary, parent, agent, employee, successor and assign of any of the Sellers (individually and collectively, with the Sellers, "Releasees") from, and waives, any and all claims, demands, or causes of action that Buyer may now have or hereafter acquire against any Releasees based directly or indirectly on any past, present or future condition of the Hotels including, without limitation, under any Environmental Law and concerning any release, threat of release, generation of, treatment, storage, removal or disposal of Hazardous Substances at or from any Hotel Premises, regardless of (i) the date of the release, threat of release, treatment, storage, or disposal of any of the Hazardous Substances in question, (ii) whether the Hazardous Substances were on the Hotel Premises on or before the Closing Date, or (iii) whether the existence of the Hazardous Substance on or from the Hotel Premises was known to, or suspected by Buyer or any Seller on

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

the Closing Date. Buyer understands that such waiver and release includes statutory as well as common law and equitable right and remedies. Buyer acknowledges that the foregoing waiver and release is of material consideration to Seller in entering into this Agreement, and that Buyer's counsel has advised Buyer of the possible legal consequences of making such waiver and release. Buyer further agrees and acknowledges that, in giving the foregoing waiver and release, it has, with its legal counsel, considered any statute or other law that might apply to and limit the effect of Buyer's waiver and release herein and hereby knowingly waives the benefits of any such law and intends that it not be applicable here.

     7.10 Hotel Records. Buyer shall provide copies of or access to any Hotel Records relating to pre-Closing periods as Sellers shall reasonably request from time to time after Closing. As reasonably requested by Buyer, Sellers shall provide copies of or access to any Hotel Records that are retained by Sellers with Buyer's consent after Closing.

8.   Prorations, Credits and Other Adjustments.

     At Closing, the Parties shall make the following prorations and other adjustments, with the net amount consequently owing to Sellers or Buyer to be added to or subtracted from the proceeds of the Purchase Price payable to Sellers at Closing as applicable.

     8.1 Proration of Taxes. All real property ad valorem taxes and all personal property ad valorem taxes which are assessed or assessable against any of the Hotel Parcels, Hotel Improvements, FF&E and Inventory ("Property Taxes") for a period during which Closing occurs shall be prorated between Buyer and Sellers as of the Closing Date on a fiscal year basis, based on the most recent tax bills then available. Sellers shall remain responsible for all Property Taxes assessed for periods ending prior to Closing (whenever assessed or billed), as well as for all Hotel Excise Taxes accruing prior to Closing; and Buyer shall be responsible for all Property Taxes assessed for periods on and after Closing, as well as for all Hotel Excise Taxes accruing on and after Closing.

     8.2 Proration of Expenses. The following items of expense with respect to each portion or aspect of each Hotel shall be prorated between Sellers and Buyer as of the Closing Date (Buyer shall be responsible for such expenses for the periods on and after the Closing):

          (a) Periodic charges under Assumed Contracts, Ground Leases and Offsite Rights (such as monthly rents or fixed periodic charges), but not charges made on a per-order or per-call basis.

          (b)  Utility charges (but excluding any utility deposits).

          (c) Accrued and unpaid travel agent commissions; provided, that, the foregoing proration shall be made in connection with the provisions of Section 11 governing the preparation and settlement of the Final Statement, and no proration of the foregoing shall be made at Closing.

          (d) All other Hotel operating expenses of a strictly periodic nature (and not based upon specific orders for goods or services).

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

Notwithstanding any other provision of this Agreement to the contrary, no prorations shall be made or credit given for (A) capital costs (except as otherwise provided pursuant to the Capital Expense Agreement), and (B) except as expressly provided for elsewhere in this Section 8.2, Hotel operating expenses of a non-periodic nature, all of which shall be the responsibility of the Party incurring the cost or expense in question, regardless of when the goods or services in question are received. To the extent practicable, in lieu of prorating the charges for any metered utility service, Sellers shall arrange for the applicable utility to read the meter for each Hotel as early as possible on the Closing Date and to render a final bill to Sellers based on such reading.

     8.3   Hotel Revenues.

          (a) Guest Ledger. The balance (less any contested charges) of the open and unpaid account ("Guest Ledger Account") for each person who is a guest at any Hotel on the Day immediately preceding the Closing Date shall be assigned to Buyer and prorated between Sellers and Buyer as follows:

               (1) All room revenue posted for all Days preceding the Closing Date shall be credited to Sellers. Seller shall be responsible for all taxes and franchise fees for all guest charges preceding the Closing Date.

               (2) All room revenue posted for all Days on and after the Closing Date shall belong to Buyer.

          (b) Rents and Other Operating Revenues. Monthly rents and other fixed periodic payments under the Leases and any other operating revenues not otherwise provided for in this Section 8.3, shall be prorated between Buyer and Sellers as of Closing; but no proration shall be made of any rent or other revenue item which is overdue as of the Closing Date until such rent or other revenue item is actually received at which time it shall be prorated and paid to the Parties in accordance with the terms of this Agreement.

          (c) Other Receivables. Except for Guest Ledger Accounts Seller shall assign to Buyer all Accounts as of Closing, other than the following ("Excluded Receivables"): (i) Accounts that have been disputed in writing by the account debtor or as to which the account debtor has otherwise declared an intention not to pay and (ii) Accounts from any person who is the subject of a bankruptcy case or other insolvency proceeding or who has declared in writing an inability to pay. Seller shall receive a proration credit equal to 99.5% of the face amount of all Accounts assigned to Buyer pursuant to this Section 8.3(c) and retain all Excluded Receivables.

     8.4 Hotel Payables. At Closing, Buyer shall receive a proration credit equal to the excess of (A) the aggregate estimated amount of all Hotel Payables in the Preliminary Statement over (B) Buyer's prorated share of such Hotel Payables under Section 8.2, and Buyer shall assume the obligation to satisfy Hotel Payables (1) included in such estimate (as evidenced by a schedule which Sellers shall prepare and submit to Buyer as part of the Preliminary Statement), or (2) which otherwise are identified within the 120-Day period following Closing. After Closing, before paying any amount invoiced or otherwise claimed by a third party to be due with respect to the operations of any Hotel prior to Closing which is not included on such schedule (or

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

is claimed in an amount larger than that shown on such schedule), Buyer shall first submit such invoice or claim to Sellers. Unless Sellers, within 15 Days after receiving such submission, object to such invoice or claim (thereby making it a Disputed Payable), Buyer may pay the same and take a credit for such payment on the Final Statement. Sellers shall remain responsible for all Disputed Payables and for all Hotel Payables which are neither included on such schedule or identified within the 120-Day period following Closing.

     8.5   Other Credits to Buyer.

          (a) Reservation Deposits. Buyer shall receive a proration credit equal to the aggregate amount of all outstanding Reservation Deposits with respect to each Hotel and Seller shall be entitled to retain all such reservation deposits.

          (b) Vouchers. Buyer shall receive a credit for each outstanding Voucher, in the amount of the face value of such Voucher.

          (c) Complimentary Certificates. Buyer shall receive a credit equal to $25,000 for complimentary certificates issued by Sellers without consideration prior to Closing.

          (d) Security Deposits. Buyer shall receive a credit equal to the outstanding balance of all security deposits under the Leases.

          (e) Employee Leave. Buyer shall receive a credit equal to the total value of Employee Leave accrued with respect to each Continuing Employee as of the Closing Date, to the extent any such Employee Leave is not otherwise paid by Sellers.

          (f) Additional Credit. Buyer shall receive a credit in an amount equal to the sum of (i) fifty percent (50%) of room revenue posted for the Day preceding the Closing Date plus (ii) $4 per occupied room as of midnight on the Day preceding the Closing Date.

          (g) Trade Agreements. Buyer shall receive a credit equal to the outstanding balance owed by Sellers at Closing under trade agreements.

     8.6   Other Credits to Sellers.

          (a) Cash Banks. Sellers shall receive a proration credit equal to the aggregate balance of all Hotel Cash Banks as of Closing.

          (b) Trade Agreements. Sellers shall receive a credit equal to the amounts prepaid by Sellers, up to a maximum aggregate credit of $10,000, pursuant to trade agreements.

     8.7 Regarding Hotel Prorations Generally. Unless this Section 8 expressly provides otherwise: (A) all prorations hereunder with respect to the Hotels shall be made as of 12:00:01 a.m., local time (for the applicable Hotel), on the Closing Date, (B) all prorations shall be made on an actual daily basis, and (C) for purposes of such prorations, all items of revenue and expense with respect to the Hotels' operations shall be classified and determined in accordance with the Uniform System of Accounts.

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     8.8   Preliminary Closing Statement. Beginning as close to the anticipated
Closing Date as practicable, Sellers shall, in consultation with Buyer and with Buyer's reasonable cooperation, cause to be prepared a prorations and credit statement (the "Preliminary Statement") which shall reflect all of the prorations, credits and other adjustments in payment at Closing required under this Section 8 or under any other provision of this Agreement. As soon as the Parties have agreed upon the Preliminary Statement, they shall jointly deliver a mutually signed copy thereof to Escrow Agent. To the extent the Parties are unable to agree by Closing on any item on the Preliminary Statement, Sellers' estimation of such item shall be used and such item shall be finally resolved on the Final Statement pursuant to Section 11.

     8.9 Utility Deposits; Loan Impounds and Debt Service. Notwithstanding any other provision of this Agreement, no prorations shall be made or credits allowed with respect to any utility deposits, impound or escrow accounts with respect to any Lien, or any interest, prepayment premium or other payments on any Lien, all of which shall remain the sole property or obligation of the applicable Seller or Sellers, except for Breakage Costs which shall be paid as set forth in Section 3.1 and costs associated with the termination of Excluded Contracts which shall be paid as set forth in Section 2.1.

9.   Conditions to Closing.

     9.1 In Buyer's Favor. In addition to the conditions specified in Section 4, Buyer's obligation to close Escrow shall be subject to timely satisfaction of each of the following conditions:

          (a) Performance of Sellers' Obligations. Performance by Sellers of all of their material obligations under this Agreement to be performed at or before Closing including, without limitation, the satisfaction of the requirements of Section 10.3 and Section 7.2(c).

          (b) Accuracy of Warranties and Representations. The accuracy, as of Closing, of each of the warranties and representations set forth in Section 5.1 that are qualified as to materiality and the accuracy in all material respects, as of Closing, of each of the warranties and representations set forth in
Section 5.1 that are not so qualified as to materiality.

          (c)  Newco IPO Closing. The Newco IPO Closing shall have occurred.

          (d) Satisfactory Title Policies. Issuance at Closing of the Title Policy, as prescribed in the definition of "Title Policy" in Section 1.

          (e) Consent to Assignment of Ground Leases. Sellers' delivery to Buyer at or prior to Closing of the consent of the lessor under each such Ground Lease to the assignment of all of the applicable Seller's right, title and interest in such Ground Lease (without material modification thereof) (the "Ground Lease Consent"), duly executed and acknowledged by the applicable lessor, in a recordable form reasonably satisfactory to Buyer without material exception, reservation or qualification. If requested by the lessor under any such Ground Lease as a prerequisite for giving such consent, Buyer (or Buyer's nominee) shall concurrently execute and deliver to such lessor a recordable instrument (to be effective only upon Closing), in such form as the lessor may reasonably require, agreeing to assume all obligations and liabilities of

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

the grantee accruing under such Ground Lease from and after the assignment thereof to Buyer (or such nominee).

          (f) Estoppel Certificates for Ground Leases. Sellers' delivery to Buyer of a Ground Lease Estoppel Certificate from each lessor under each Ground Lease without material exception, reservation or qualification.

          (g) Consents to Assignment of Offsite Rights. With respect to each of the material Offsite Rights (if any) the transfer of which to Buyer or Buyer's nominee requires, in Buyer's good faith judgement, the consent of the grantor of such rights, Sellers' delivery to Buyer at or prior to Closing of such consent ("Offsite Rights Consent"), duly executed and acknowledged by the grantor of such rights, in a recordable form reasonably satisfactory to Buyer without material exception, reservation or qualification. If requested by the grantor as a prerequisite for giving such consent, Buyer (or its nominee) shall concurrently execute and deliver to such grantor a recordable instrument (to be effective only upon Closing), in such form as the grantor may reasonably require, agreeing to assume all obligations and liabilities of the grantee accruing under such Offsite Rights from and after the assignment thereof to Buyer (or such nominee).

          (h) Estoppel Certificates for Offsite Rights. With respect to each of the material Offsite Rights (if any) for which Buyer requests the same, Sellers' delivery to Buyer of a certificate duly executed by the grantor of such rights ("Offsite Rights Estoppel Certificate"), in form and substance reasonably satisfactory to Buyer and without material exception, reservation or qualification, (A) addressed to Buyer and dated no earlier than 30 Days prior to the Closing Date, (B) identifying such Offsite Rights and stating that the agreement or other instrument evidencing them is in full force and effect (with only such amendments and other modifications as may be identified in such certificate) and that, to the grantor's knowledge, no event of default (or event or condition which with notice, passage of time or both will be an event of default) exists on the part of the grantee, (C) acknowledging that Buyer and its successors, assigns and encumbrancers are entitled to rely upon such certificate in connection with any purchase or financing of the applicable Hotel, and (D) signed by an officer or other duly authorized representative of the grantor; provided, that, as promptly as practicable following the Effective Date, Buyer shall have identified each of the Offsite Rights (if any) for which it will request an Offsite Rights Estoppel Certificate and shall prepare, and submit to Sellers the desired form of such certificate. If Buyer has determined that an Offsite Rights Consent is also required with respect to such Offsite Rights, Sellers may combine the two documents in one.

          (i) Estoppel Certificates for Hotel License Agreements. Sellers' delivery to Buyer of a Hotel License Estoppel Certificate from each franchisor under each Hotel License Agreement that is being assigned to and assumed by Buyer, without material exception, reservation or qualification.

          (j) Consents to Other Assignments. Where required under the terms of such agreements, the consent of the non-assigning party to each Material Contract or Lease which Buyer is obligated, or elects, to accept under this Agreement, without requirement that Buyer pay any amount, incur any additional obligation or liability, agree to any material change in the assigned contract or waive any rights or benefits thereunder, in order to obtain such consent.

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          (k)  Tenant Estoppel Certificates. Delivery to Buyer of a Tenant
Estoppel Certificate with respect to each Lease in force as of Closing, executed by the tenant thereunder without material exception, reservation or qualification.

          (l) Physical Condition. No material alteration or other change in the physical condition, structure or appearance of any Hotel having occurred since the Effective Date, normal wear and tear, damage by Casualty and Scheduled Capital Expenditures excepted. For purposes of this Section 9.1(1), an alteration or other change shall be deemed material if its cost, together with other alterations that would be otherwise be immaterial, exceeds $250,000 or if it results in the permanent elimination of any guest room, conference room or other revenue-generating facility within any Hotel without Buyer's prior written consent.

     9.2 In Sellers' Favor. The obligation of Sellers to close Escrow shall be subject to timely satisfaction of each of the following conditions:

          (a) Performance of Buyer's Obligations. Performance by Buyer of all of Buyer's material obligations under this Agreement to be performed at or before Closing including, without limitation, the satisfaction of the requirements set forth in Section 10.4.

          (b) Accuracy of Warranties and Representations. The accuracy (without reference to the state of Buyer's Knowledge), as of Closing, of each of the warranties and representations of Buyer set forth in Section 5.2 that are qualified as to materiality and the accuracy in all material respects (without reference to the state of Buyer's Knowledge), as of Closing, of each of the warranties and representations set forth in Section 5.2 that are not so qualified as to materiality.

          (c) Board Representation. Mark E. Pasquerilla shall have been duly appointed to the board of directors of Newco effective immediately after the Closing Date.

     9.3   Pre-Closing Damage or Destruction.

          (a) Termination Rights. If, prior to Closing, a Material Casualty shall occur, Buyer shall have the right, at its election, to terminate this Agreement, by written notice given to Sellers on or before the Closing Date. If a Material Casualty occurs fewer than ten Business Days before the Closing Date, notwithstanding any other provision hereof, Buyer shall have the right to extend the Closing Date until the 15th Business Day after the occurrence of such Material Casualty in order to make the election permitted by this Section 9.3(a).

          (b)  If No Termination.

               (1) If, prior to Closing, any part of the Hotel Premises of any Hotel is damaged or destroyed (a "Casualty"), and Buyer either does not have or elects not to exercise the right under Section 9.3(a) to terminate this Agreement, this Agreement shall continue in force and, upon Closing:

                    (A) If such Casualty shall be covered by casualty insurance, Buyer shall be entitled to a credit against the Purchase Price equal to the sum of (1) the difference (if a positive number) between (i) the reasonably estimated cost of repairing, restoring

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

or replacing such Casualty as determined in accordance with the Appraisal Process (the "Estimate") and (ii) the written settlement offer of the applicable insurer relative to such Casualty (the "Insurer"), and (2) the amount of any deductible applicable to the insurance claim for such Casualty, and Sellers shall assign to Buyer all of Sellers' rights to any recovery under such insurance policy (other than business interruption insurance proceeds for the pre-Closing period). The "Appraisal Process" shall consist of, (x) in the case of any casualty which shall occur within fifteen (15) days of Closing, the reasonably estimated cost of repairing, restoring or replacing such Casualty as estimated by the Independent Contractor, or (y) in the case of any Casualty not subject to (x) above, (aa) if Buyer's Contractor's and Sellers' Contractor's respective estimation of the cost of repairing, restoring or replacing such Casualty shall not differ by greater than ten percent (10%) of the lower number, the average of Buyer's Contractor's and Sellers' Contractor's respective estimations, or (bb) in all other cases not subject to (aa), the selection by the Independent Contractor in its sole judgment of either Buyer's Contractor's or Sellers' Contractor's reasonably estimated cost of repairing, restoring or replacing such Casualty; provided, that, the Independent Contractor shall be required to select either Buyer's Contractor's estimate or Sellers' Contractor's estimate and shall have no authority to average or otherwise modify such estimates.

                    (B) Notwithstanding Section 9.3(b)(1)(A), if, as of the Closing, no settlement offer shall have been received by Sellers from the Insurer, then the Buyer shall be entitled to a credit against the Purchase Price at Closing equal to the sum of (I) an amount equal to twenty percent (20%) of the Estimate plus (II) the amount of any deductible applicable to the insurance claim for such Casualty.

                    (C) From and after the Closing, Buyer shall be entitled to all amounts of casualty insurance (including any amounts recoverable under any rent loss or business interruption policy to the extent applicable to periods on and after Closing) received relative to such Casualty, and Sellers shall assign the right to receive all such amounts to Buyer at Closing. Sellers shall use commercially reasonable efforts (at Seller's cost) to cooperate with and assist Buyer in collecting all amounts of insurance assigned to Buyer pursuant to this
Section 9.3(b). If the (w) amount ultimately recovered by Buyer from the Insurer relative to such Casualty (excluding any amounts recoverable under any rent loss or business interruption policy) is less than (x) the difference of the Estimate minus the amount of any credit to the Purchase Price received by Buyer at Closing pursuant to this Section 9.3(b), then Sellers shall pay Buyer the amount of such deficit within ten (10) Days plus interest on such amount at a rate per annum equal to the prime rate (as published in the Wall Street Journal) accruing from the Closing Date through the date of such payment. If (y) the amount ultimately recovered by Buyer from the Insurer relative to such Casualty (excluding any amounts recoverable under any rent loss or business interruption policy) is greater than (z) the difference of the Estimate minus the amount of any credit against the Purchase Price received by Buyer at Closing pursuant to this Section 9.3(b), then Buyer shall pay Sellers the amount of such excess within ten (10) Days plus interest on such amount at a rate per annum equal to the prime rate (as published in the Wall Street Journal) accruing from the Closing Date through the date of such payment.

                    (D) If such Casualty shall not be covered by casualty insurance, Buyer shall be entitled to a credit to the Purchase Price at Closing equal to the Estimate.

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

                    (E) If any Casualty shall be partially repaired, restored or replaced as of the Closing Date, (x) Buyer shall be entitled to a credit to the Purchase Price equal to the Estimate, (y) Sellers shall assign to Buyer any contracts for such repair, restoration or replacement and (z) notwithstanding the first sentence of Section 9.3(b)(1)(C) but otherwise subject to Section 9.3(b)(1)(C) and other than with respect to any Casualty described in Section 9.3(b)(1)(D), Sellers shall only be required to assign to Buyer insurance proceeds relative to such Casualty, to the extent such proceeds exceed the costs actually incurred by Sellers in connection with such repair, restoration or replacement.

               (2) If, prior to Closing, any part of the Hotel Premises of any Hotel is taken by eminent domain (a "Condemnation"), and Buyer either does not have or elects not to exercise the right under Section 9.3(a) to terminate this Agreement, this Agreement shall continue in force and, upon Closing, Buyer shall be entitled to all condemnation awards that have been paid or may thereafter be payable to or for the account of any Seller in connection with such Condemnation. At Closing, Buyer shall receive a credit against the Purchase Price equal to the amount of any award for such Condemnation already received by any Seller.

10.  Closing.

     10.1 Closing Date; Location. Concurrently with the Newco IPO Closing, the parties shall take all actions necessary to effect the Closing. The Closing shall take place at the offices of Morgan, Lewis & Bockius LLP, 101 Park Avenue, New York, NY 10178 unless otherwise agreed by the Parties. The date on which the Closing shall occur shall be referred to as the "Closing Date."

     10.2 Pro Forma Title Policies. To facilitate Closing, the Parties shall direct the Title Company to prepare and deliver to Sellers and Buyer, at least five Business Days before the Closing Date, a pro forma of the Title Policies for each Hotel, reflecting the substantive form in which the Title Company then anticipates issuing such policy as of Closing.

     10.3  Sellers' Deliveries.

          (a) Pre-Closing. On or before the date that is ten (10) Business Days prior to the Closing Date (the "Escrow Delivery Date"), Sellers shall deliver or cause to be delivered to Escrow Agent:

               (1) The Deed and every other Transfer Instrument (if any) relating to each Hotel that Buyer wishes to be recorded (including, if Buyer so elects, any Offsite Rights Assignment), all duly executed and acknowledged by the applicable Sellers, for recording at Closing in the official land records of the county where the applicable Hotel is located.

               (2) A counterpart of the FIRPTA Certificate and any analogous state-specific form, duly executed by all Sellers.

               (3) Such other documents as the Escrow Agent or the Title Company may reasonably require from Sellers in order to effect Closing in accordance with this Agreement (including, without limitation, owner's affidavit, gap indemnity, declarations or affidavits of value, certificates of good standing, incumbency certificates, certified copies of

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

Sellers' governing and authorization documents and any required tax waivers and such other documents specified on Schedule 10.3).

          (b) At Closing. At Closing, Sellers shall deliver or cause to be delivered to Buyer, at the Place of Closing (except as otherwise specified in Section 10.3(a) or below):

               (1) Two counterparts of each of the Transfer Instruments (except those delivered to Escrow Agent pursuant to Section 10.3(a), which shall be deemed constructively delivered to Buyer at Closing), all duly executed and (in the case of the Tenant Leases Assignment) acknowledged by Sellers.

               (2) Two counterparts of the Sellers' Closing Certificate, executed by each Seller.

               (3) A counterpart of the FIRPTA Certificate and any analogous state-specific form, duly executed by each Seller.

               (4) The Originals or copies if such Originals are not in the possession or control of Seller (except that Originals of Offsite Rights, Contracts, Leases and Hotel Records, to the extent at Closing located in the appropriate place in the applicable Hotel, shall be deemed delivered with possession of such Hotel).

               (5) Each Ground Lease Assignment and Consent, Ground Lease Estoppel Certificate, Offsite Rights Consent, Offsite Rights Estoppel Certificate, Hotel License Estoppel Certificate, Tenant Estoppel Certificate and other consent to assignment of Contracts obtained by Sellers, to the extent not previously delivered to Buyer.

               (6) For each Lease, a notice from the applicable Seller to the tenant thereunder, in the form attached hereto as Exhibit V, advising of the sale of the applicable Hotel to Buyer or Buyer's nominee.

               (7) A written acknowledgment and representation by Manager that the Hotel Management Agreement has been terminated with respect to the Hotels.

               (8) Any other instrument or other document the delivery of which at Closing is specified elsewhere in this Agreement to be an obligation or condition to be satisfied by Sellers.

     10.4  Buyer's Deliveries.

          (a) Pre-Closing. Except for Section 10.4(a)(1) which shall be delivered on the Closing Date, on or before the date that is ten (10) Business Days prior to the Closing Date, Buyer shall deliver to Escrow Agent:

               (1) Good and immediately available funds in an amount equal at least to the sum of (A) the Purchase Price, plus (B) Buyer's share of Closing costs to be paid through Escrow, plus or minus (C) the net amount owing Sellers or Buyer (as the case may be) under Section 7.2 (as shown by the Preliminary Statement), plus (D) the Termination Escrow.

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

               (2) Any Transfer Instrument requiring Buyer's signature to be recorded at Closing, duly executed and acknowledged by Buyer (or Buyer's nominee).

               (3) The Newco Warrant Agreement, duly executed and acknowledged by Newco.

               (4) Such other documents as Sellers, the Escrow Agent or the Title Company may reasonably require from Buyer in order to effect Closing in accordance with this Agreement (including, without limitation, affidavits or declarations of value, certificates of good standing, incumbency certificates and certified copies of Buyer's governing and authorization documents).

          (b) At Closing. At Closing, Buyer shall deliver to Sellers, at the Place of Closing (except as otherwise specified in Section 10.4(a)):

               (1) Two counterparts of each of the Ground Lease Assignments, Tenant Leases Assignments, the Contract Assignments, the General Assignments and each Offsite Rights Assignment (if any), duly executed by Buyer.

               (2) Any other instrument or other document the delivery of which at Closing is specified elsewhere in this Agreement to be an obligation or condition to be satisfied by Buyer.

     10.5  Closing Costs.

          (a)  Paid by Sellers. Sellers shall pay:

               (1) If customary in the jurisdiction in which the Hotel is located, all charges for Title Reports, the Surveys, and the Title Policies.

               (2) All transfer taxes, stamp taxes, documentary taxes, sales taxes and similar excises imposed on the sale, conveyances, transfers and assignments under this Agreement.

               (3) All recording and filing fees and charges incurred in connection with the recording or other filing of the Transfer Instruments.

               (4) One-half of Escrow Agent's fees and expenses for administering Escrow.

               (5) The fee due to Sellers' Financial Advisor in connection with the transactions contemplated by this Agreement.

          (b)  Paid by Buyer. Buyer shall pay:

               (1) If customary in the jurisdiction in which the Hotel is located, all charges for the Title Reports, the Surveys, and the Title Policies.

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

               (2) One-half of Escrow Agent's fees and expenses for administering Escrow.

               (3) Any brokerage commission or other compensation due Broker in connection with the transactions contemplated by this Agreement.

          (c) Other Closing Costs. Any other charges and expenses incurred in effecting Closing shall be evenly allocated between the Sellers on the one hand and the Buyer on the other hand, except as may be otherwise specifically set forth in this Agreement.

     10.6  Completion of Closing. Closing shall be effected as follows:

          (a) At such time as the Transactors and Counsel have confirmed (A) the delivery to Escrow Agent of each of the items specified in Sections 10.3(a) and 10.4(a) and (B) tender of delivery of each of the items specified in Sections 10.3(b) and 10.4(b) and provided Escrow Agent has not advised Buyer of any apparent obstacle to issuing the Title Policies as of Closing), the Parties through their respective Transactors or Counsel shall instruct Escrow Agent or the Title Company to record the Deeds and any other Transfer Instruments to be recorded in the appropriate place and delivering the rest of Seller's Closing Documents to Buyer and Buyer's Closing Documents to Sellers.

          (b) Escrow Agent shall make the following disbursements from Escrow as soon as the Title Company has irrevocably committed to issue the Title Policies to Buyer and/or Buyer's nominees (as the case may be):

               (1) Disburse to each Secured Lender the amount which shall satisfy and pay in full all amounts outstanding as set forth in the pay off letters (including any Breakage Costs) under all Secured Loans to which such Secured Lender is a party.

               (2) Disburse to Sellers the (A) Purchase Price and the Termination Escrow, minus (B) amounts disbursed to each Secured Lender pursuant to Section 10.6(b)(1), minus (C) Sellers' share of Closing costs to be paid through Escrow, plus or minus (D) the net amount owing to Sellers or Buyer (as the case may be) under Section 7.2 (as shown by the Preliminary Statement).

               (3)  Pay Closing costs specified in Section 10.5.

               (4) Disburse all excess funds as directed by Buyer on the settlement statement.

Disbursements to a Party shall be made by wire transfer of current funds to an account at a commercial bank within the United States, as designated to Escrow Agent by such Party or its Counsel; but if no such account has been so designated to Escrow Agent by the Business Day immediately preceding the Closing Date, Escrow Agent may instead disburse by (A) its own check, for any amount of $10,000 or less or (B) cashier's check, for any amount exceeding $10,000, dispatched on the Closing Date by overnight courier service to the applicable Party at the address for notices to such Party hereunder.

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     10.7  Escrow and Recording Instructions. This Agreement shall also serve as instructions to Escrow Agent regarding the recording of instruments and disbursement of funds from Escrow; but the Parties shall jointly execute and deliver to Escrow Agent or the Title Company such supplementary or general instructions as may be required under any other provision of this Agreement or reasonably requested by Escrow Agent or the Title Company. If there is any conflict between supplementary and general instructions delivered pursuant to this Section 10.7 and the provisions of this Agreement, the latter shall control as between the Parties. All subsequent instructions to Escrow Agent shall be in writing and Escrow Agent shall not be obligated to rely or act upon any oral instructions, except that authorization to close may be given orally (including by telephone) so long as such authorization is not conditioned upon compliance with other oral instructions. The Parties may deliver instructions to Escrow Agent by fax, without need to confirm by delivery of duplicate instructions in any other manner.

     10.8 Delivery of Possession. Sellers shall cause possession of the Hotels to be delivered to Buyer immediately upon Closing, free and clear of all leases, tenancies and occupancies except for (A) the rights of the tenants under the Leases in force as of Closing, (B) Hotel guests, (C) rights of parties under Assumed Contracts and (D) possessory rights and interests included among the Permitted Exceptions or otherwise permitted hereunder.

     10.9 Procedure for Termination of Escrow. Upon any termination of this Agreement, Sellers and Buyer shall each promptly give Escrow Agent written instructions to cancel Escrow and disburse all funds and documents (if any) then held in Escrow in accordance with the provisions of this Agreement. If the Parties give Escrow Agent conflicting instructions regarding cancellation of Escrow or disposition of any funds or documents in Escrow, or if one Party gives Escrow Agent instructions to terminate Escrow and the other Party fails to give any instruction, then:

          (a) Escrow Agent shall promptly notify each Party in writing of such conflicting instructions or failure by one Party to give instructions and request that the Parties deliver joint written instructions regarding Escrow.

          (b) Where one Party has given instructions to terminate Escrow and the other has failed to give any instructions, Escrow Agent shall comply with instructions given by the first Party if the second Party has not given Escrow Agent instructions within five (5) Business Days after Escrow Agent's notice of such failure.

          (c) Where the Parties have given conflicting instructions, Escrow Agent shall take no action to terminate Escrow or disburse funds or documents out of Escrow except pursuant to further, joint instructions from the Parties or a final court order or judgment or except as provided in Section 10.9(d).

          (d) If the Parties fail, within sixty (60) Days after delivery of such demand, to deliver to Escrow Agent joint instructions resolving such disputed matter, Escrow Agent shall have the right to file an action in interpleader against all the Parties in any court of competent jurisdiction sitting in New York, New York, and to deposit with such court all of the funds and other items held in Escrow, whereupon Escrow Agent shall be discharged from any further obligations or liability with respect to Escrow. The Parties, jointly and severally, shall

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

Indemnify Escrow Agent from and against any claim, liability and expenses resulting from such interpleader action.

     10.10 Maintenance of Confidentiality by Escrow Agent. Except as may be otherwise required by applicable Law, Escrow Agent shall maintain the existence, terms and nature of this transaction and the identities of the Parties in strictest confidence and shall not disclose any thereof to any third party (including, without limitation, any broker) without the prior written consent of all the Parties.

11.  Post-Closing Adjustments.

     11.1 Final Closing Statement. No later than 135 Days after Closing, Buyer shall prepare and deliver to Sellers a final Closing statement (the "Final Statement"), which shall correct the estimates and (if necessary) other amounts used in the Preliminary Statement, based on Buyer's post-Closing examination of the books and records of the Hotels for the applicable periods during which Closing occurred and on relevant items of revenue or expense discovered after Closing (including, without limitation, Hotel Payables first identified after Closing). Sellers shall be deemed to have accepted the Final Statement as prepared by Buyer, except for such items as to which Sellers specifically object (including the basis for such objection) in a written notice given to Buyer within 30 Days after Buyer delivers the Final Statement to Sellers.

     11.2 Disputes. If Sellers give timely and proper notice of objection to any item(s) on the Final Statement, and Sellers and Buyer are unable between themselves to resolve each such item and agree upon the Final Statement within 45 Days after Buyer delivers the Final Statement to Sellers, then the Parties shall agree upon a national accounting firm to determine the appropriate treatment and amount of the remaining disputed items. If the Parties are unable to agree upon and engage such a firm within 60 Days after Buyer delivers the Final Statement to Sellers, then either Party shall have the right to apply to the American Arbitration Association, through its office in New York, New York, for the selection of a qualified independent arbitrator in accordance with the applicable rules and procedures of such association. The written determination of such accounting firm or arbitrator with respect to each such disputed item shall be binding and conclusive upon all Parties and shall become part of the agreed Final Statement. Sellers and Buyer shall pay in equal shares the fees and other expenses of such firm or arbitrator (as well as any fees of the American Arbitration Association, if requested to select the arbitrator).

     11.3 Settlement. Within 10 Business Days after Sellers and Buyer agree on (or Buyer has been deemed to have accepted) the Final Statement or after the last timely objection by Sellers have been resolved under Section 11.2, Buyer or Sellers (as the case may be) shall pay to the other the net amount owing on the final settlement of the Closing prorations, credits and other adjustments, as shown by the agreed Final Statement. Except for plain mathematical error or as provided in Section 11.4, no further adjustments or payments shall be required with respect to such prorations, credits and other adjustments.

     11.4 Subsequent Tax Bills. Sellers and Buyer shall adjust the prorations of Property Taxes at each time after Closing that any more current, corrected or supplemental bill, assessment or deficiency notice is issued with respect to any Property Tax for a period which in whole or part precedes Closing (a "Subsequent Bill"). Each such adjustment shall be made and

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settled between Sellers and Buyer by the appropriate payment from one to the other no later than the later of the settlement date specified in Section 11.3 or 30 Days after either Buyer or Sellers deliver to the other a Subsequent Bill.

12.  Third-Party Claims and Obligations.

     12.1 Assumed and Retained Liabilities. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any obligation or liability expressly assumed by Buyer pursuant to this Agreement, including, without limitation (A) obligations under the Ground Leases, Leases, Offsite Rights Agreements and Assumed Contracts, in each case, to the extent arising or accruing after Closing and, (B) the Hotel Payables with respect to which Buyer has received a proration credit (but only to the extent of such credit). Sellers shall Indemnify Buyer from and against any and all Claims which Buyer incurs by reason of any obligation or liability retained by Sellers pursuant to this Agreement, including, without limitation (i) obligations under the Ground Leases, Leases, Offsite Rights Agreements and Assumed Contracts, in each case, to the extent arising or accruing prior to Closing, (ii) any Excluded Contracts and (iii) any Disputed Payables (or any other Hotel Payable except to the extent Buyer has received a proration credit therefor).

     12.2  Employee Liabilities.

          (a)  Buyer's Obligations. Upon Closing, Buyer shall:

               (1) Cause Buyer or Buyer's Hotel manager(s) or operator(s) to offer to employ all Designated Employees.

               (2) Assume or cause Buyer's Hotel manager to assume all Employee Liabilities with respect to the Continuing Employees and other Hotel Employees and Manager Employees, if any, who otherwise are offered employment by, and become employees of, Buyer's Hotel manager as of the Closing Date (the "Other Hired Employees") accruing or first arising on and after the Closing Date, or triggered by a termination of employment by Buyer's Hotel manager on or after Closing. Without limiting the foregoing, no portion of the assets of any employee benefit plan, fund, program or arrangement, written or unwritten, heretofore sponsored or maintained by any Seller (and no amount attributable to any such plan, fund, program or arrangement) shall be transferred to Buyer and Buyer shall not be required to continue any such plan, fund, program or arrangement after the Closing Date. Furthermore, it is specifically agreed that Buyer shall have no responsibility for any liability, claim or other obligation arising under any such plan, fund, program or arrangement whether arising before or after the Closing Date.

               (3) Deposit in the Termination Escrow the severance amounts on
Schedule 12.2(a)(3) opposite the name of each Manager Employee listed therein that is a "Severed Employee" as defined in the following sentences. A Level I Employee shall be a "Severed Employee" in the event all of the following conditions are satisfied: (A) such Level I Employee is a Manager Employee immediately prior to Closing and identified as a Level I Employee on
Schedule 12.2(a)(3), (B) such Level I Employee does not accept employment with Buyer's Hotel manager as of Closing, and (C) such Level I Employee was not a Designated

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

Employee to whom Buyer's Hotel manager delivered a Conforming Level I Offer Letter at least 30 Days prior to Closing and which letter was not withdrawn by Buyer's manager prior to the Closing. A Level II/III Employee shall be a "Severed Employee" in the event all of the following conditions are satisfied:
(x) such Level II/III Employee is a Manager Employee immediately prior to Closing and identified as a Level II/III Employee on Schedule 12.2(a)(3), (y) such Level II/III Employee does not accept employment with Buyer's Hotel manager as of Closing, and (z) such Level II/III Employee was not a Designated Employee to whom Buyer's Hotel manager delivered a Conforming Level II/III Offer Letter at least 30 Days prior to Closing and which letter was not withdrawn by Buyer's manager prior to the Closing.

               (4) Buyer's qualified defined contribution plan shall accept eligible rollover distributions (as defined in Code Section 402) from the applicable Hotel Employee Plan or Manager Employee Plan with respect to the Continuing Employees.

               (5) Continuing Employees shall be credited for their years of service with the Sellers' Hotels and/or Manager for purposes of eligibility to participate in, vesting under, and the level of vacation benefits and 401(k) participation, with respect to Employee Benefit Plans of Buyer's Hotel manager.

               (6) Buyer and Sellers acknowledge that Sellers shall cease to maintain a group health plan following the Closing Date and shall cease to provide, and shall not provide, continuing health benefit coverage following the Closing Date as described in Sections 601 through 608 of ERISA and Code Section 4980B ("COBRA Coverage") to any of those persons who are "M&A qualified beneficiaries" under the Hotel Employee Plans or Manager Employee Plans (as described in Internal Revenue Service Regulation 54.4980B-9, Question and Answer
4) ("COBRA Beneficiaries"). The parties hereto agree that all obligations to provide COBRA Coverage to COBRA Beneficiaries in respect of claims incurred under the Hotel Employee Plans and Manager Employee Plans after the Closing Date are being allocated to Buyer, consistent with the provisions of IRS Regulation
Section 54.4980B-9, Question and Answer 7, and Buyer shall be solely responsible for providing such coverage to such COBRA Beneficiaries. The COBRA Beneficiaries as of April 12, 2004 are listed on Schedule 12.2(a)(6), and Sellers shall deliver to Buyer at Closing a list of COBRA Beneficiaries as of the Closing.

          (b) Sellers' Obligations. Sellers shall cause the Manager or applicable Seller to terminate the employment of all remaining Hotel Employees other than Continuing Employees effective as of Closing. Sellers shall remain responsible for all (A) claims made or suits brought with respect to Employee Liabilities prior to Closing, (B) Employee Liabilities with respect to Continuing Employees and Other Hired Employees accruing prior to Closing (except those which are directly related to a termination of employment by Buyer's Hotel manager on or after Closing or which otherwise first arise after Closing) and
(C) Employee Liabilities with respect to Hotel Employees or Manager Employees other than Continuing Employees and Other Hired Employees.

     12.3 WARN Act Liability. The Manager and Sellers shall comply with the requirements of the Worker Adjustment and Retraining Act of 1988, as amended (the "WARN Act") (and any similar state law applicable to any Seller) with respect to any "layoff," "mass layoff," "plant closing," "relocation" or "termination," as those terms are defined in the WARN

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

Act (and any similar state law applicable to any Seller), which may result from the Manager's or any Seller's termination of the employment of any of its employees in connection with the transactions contemplated by this Agreement.

     12.4 Transfers of Unemployment Tax Reserve Credit. If, in connection with a transfer of unemployment tax reserve experience at the Hotel to Buyer's Hotel manager or operator, as the employee of the Continuing Employees, the applicable Governmental Authority requires the written authorization of Sellers or Manager, Sellers shall cause such authorization to be timely delivered on the appropriate form.

13.  Indemnification.

     13.1  Indemnification; Survival.

          (a) Indemnification by Sellers. Each Seller jointly and severally covenants and agrees that such Seller will indemnify, defend, protect and hold harmless Buyer and its officers, partners, directors, divisions, subdivisions, affiliates, subsidiaries, parents, agents, employees, successors and assigns at all times from and after the date of this Agreement from and against all Claims incurred by Buyer as a result of or arising from (i) any breach of the representations and warranties made by the Sellers set forth herein or on the schedules or certificates delivered in connection herewith, (ii) any nonfulfillment of any covenant or agreement on the part of the Sellers under this Agreement, or (iii) any liability of Sellers or the Hotels arising all or to the extent in part from an event, act or circumstance occurring prior to the Closing Date, including, without limitation, any Taxes of Sellers.

          (b) Indemnification by Buyer. Buyer covenants and agrees that it will indemnify, defend, protect and hold harmless the Sellers and their officers, partners, directors, trustees, divisions, subdivisions, affiliates, subsidiaries, parents, agents, employees, successors and assigns at all times from and after the date of this Agreement from and against all Claims incurred by the Sellers as a result of or arising from (i) any breach of the representations and warranties made by Buyer set forth herein or on the schedules or certificates attached hereto, or (ii) any nonfulfillment of any covenant or agreement on the part of Buyer under this Agreement, or (iii) any liability of Buyer or the Hotels arising all or to the extent in part from any event, act or circumstance occurring on or following the Closing Date, including, without limitation, any Taxes of Buyer.

     13.2  Third-Party Claims and Obligations.

          (a) Offsite Rights. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of any alleged default on the part of any Seller under an Offsite Rights agreement based upon an event or condition occurring (or alleged to have occurred) prior to Closing. Buyer shall Indemnify Sellers from and against any and all Claims that any Seller incurs by reason of any alleged default on the part of Buyer under any Offsite Rights agreement based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (b) Ground Lease. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims Buyer incurs by reason of any alleged default on the part of any

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

Seller under a Ground Lease based upon an event or condition occurring (or alleged to have occurred) prior to Closing, unless such event or condition is disclosed on a Ground Lease Estoppel Certificate. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any alleged default on the part of Buyer or Buyer's hotel manager under a Ground Lease based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (c) Lease. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims Buyer incurs by reason of any alleged default on the part of any Seller or the Manager under a Lease based upon an event or condition occurring (or alleged to have occurred) prior to Closing. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any alleged default on the part of Buyer or Buyer's hotel manager under a Lease based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (d) Contracts and Assumed Contracts. Sellers shall jointly and severally Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of (i) any alleged default on the part of any Seller or the Manager under a Contract not assigned to Buyer at Closing or (ii) any alleged default on the part of any Seller or the Manager, as applicable under an Assumed Contract, where the allegation of such default is based on an event or condition which occurred or arose (or is alleged to have occurred or arisen) prior to Closing. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any alleged default on the part of Buyer or Buyer's hotel manager under an Assumed Contract, where the allegation of default is based upon an event or condition which arose or occurred (or is alleged to have arisen or occurred) after Closing.

          (e) Assumed and Retained Liabilities. Sellers, jointly and severally on the one hand, and Buyer on the other hand shall each Indemnify the other from and against any and all Claims that the indemnified Party incurs by reason of any obligation or liability which is expressly provided to be the obligation or responsibility of the indemnifying Party in this Agreement. Without limiting the generality of the foregoing: (A) Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any Hotel Payable assumed by Buyer hereunder, (B) Sellers shall Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of any Disputed Payable or any Hotel Payable or Tax which remains the responsibility of Sellers hereunder, (C) Sellers shall reimburse Buyer, within ten Days after written demand therefor, for each Voucher honored by Buyer after 120 Days following Closing for which Buyer has not previously been credited (such reimbursement to be at face value for any Voucher issued in a specific dollar amount, at corporate room rates in excess of payment accompanying the Voucher if issued for free or reduced rate rooms, and otherwise at estimated retail value, including sales and other excise taxes, if any, which Buyer will be obligated to pay in connection with honoring such Voucher, if issued for food, beverages, other merchandise or services), and (D) Buyers shall reimburse Sellers, within ten Days after written demand therefor, for each Voucher for which Buyer received a credit at Closing honored by Sellers at any or their remaining hotels (such reimbursement to be equal to the amount of the credit received by Buyer for such Voucher), and shall be subject to the condition that Sellers provide reasonable documentation to Buyer substantiating the Voucher so honored.

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

          (f) Tort Claims. Sellers shall Indemnify Buyer from and against any and all Claims that Buyer incurs by reason of any alleged injury or damage to the person or property of another based upon an event or condition occurring (or alleged to have occurred) at any Hotel prior to Closing. To the extent that Sellers pay any such claim, liability and related expenses under this
Section 13.2(f), Sellers reserve the right to recover from Manager or any insurer therefor. Buyer shall Indemnify Sellers from and against any and all Claims that Sellers incur by reason of any alleged injury or damage to the person or property of another based upon an event or condition occurring (or alleged to have occurred) after Closing.

          (g) Indemnification of Related Persons. Any indemnification of any Party against third-person claims contained in this Section 13 shall also run in favor of such Party's partners, members, shareholders, directors, trustees, officers, Affiliates, agents and managers, and the employees of each of them, all of whom are intended by the Parties to be third-party beneficiaries of this
Section 13.2.

          (h)  Procedures for Third-Party Claims.

               (1) Notice of Claim. Whenever any person indemnified under this
Section 13.2 (an "Indemnified Person") learns, through the filing of a claim, demand letter or otherwise, of the existence of a Claim to which such Indemnified Person believes this Section 13.2 applies, the Indemnified Person shall promptly (and, in any event within ten Days) notify the indemnifying Party (the "Indemnifying Party") and furnish the Indemnifying Party with a copy of each demand, pleading and other communication which the Indemnified Person has received relating to such claim; provided, however, that (subject to the limitation on certain indemnity claims under Section 13.3), no delay on the part of the Indemnified Person in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent that) the Indemnifying Party thereby is prejudiced.

               (2) Indemnifying Party's Right to Defend. The Indemnifying Party shall have the right to defend the Indemnified Person against any Claim with counsel of its choice reasonably satisfactory to the Indemnified Person so long as (A) the Indemnifying Party notifies the Indemnified Person in writing that the Indemnifying Party shall Indemnify the Indemnified Person from and against such Claim and (B) the Indemnifying Party conducts the defense of such Claim actively and diligently.

               (3) Indemnified Person's Right to Participate. So long as the Indemnifying Party has accepted and is conducting the defense of a Claim in accordance with Section 13.2(h)(2), (A) the Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of such Claim, (B) the Indemnified Person will not consent to the entry of any judgment or enter into any settlement with respect to such Claim without the prior written consent of the Indemnifying Party, and (C) the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement involving equitable relief against the Indemnified Person with respect to the Claim without the prior written consent of the Indemnified Person.

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

               (4) Indemnified Person's Right to Assume Control. Unless the Indemnifying Party accepts the defense of a Claim within ten Days after the Indemnified Person has given notice of such Claim and is conducting the defense of a Claim in accordance with Section 13.2(h)(2), then, until the Indemnifying Party does accept the defense of such Claim and so conducts such defense, the Indemnified Person may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, such Claim in any manner it reasonably may deem appropriate (and the Indemnified Person need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), and (A) the Indemnifying Party shall reimburse the Indemnified Person promptly and periodically for the costs of defending against such Claim (including reasonable attorneys' fees and expenses) if such Claim is covered by an indemnification obligation of the Indemnifying Party hereunder, and (B) the Indemnifying Party shall remain responsible for any liability, loss and expenses the Indemnified Person may suffer as a result of such Claim (including, without limitation, the cost of any settlement made by the Indemnified Party pursuant to this Section 13.2(h)(4)) to the fullest extent provided in this Section 13.

     13.3 Limitation on Indemnification. The provisions of, and the Parties' respective obligations under, this Section 13 shall survive Closing or termination of this Agreement; provided, however, that:

          (a) Sellers shall have no liability to Buyer for breach of any warranty or representation or covenant contained herein or otherwise under
Section 13.1(a) unless Buyer has given Sellers written notice stating in reasonable detail the factual basis for such claim, before the first anniversary of the Closing Date; provided, that, Claims under Section 5.1(m), Section 7.4,
Section 7.6, Section 10.5(a)(2), Section 11, Section 13.2(e) and Section 13.2(f) shall not be subject to the foregoing time limit; provided, further, that claims for breaches of Section 5.1(m) must be made in writing and given to Sellers no later than the date that is 90 Days following the expiration of the statute of limitations applicable thereto, in accordance with the procedures set forth in
Section 13.2(h).

          (b) Buyer shall have no liability to Sellers for breach of any warranty or representation or covenant contained herein or otherwise under
Section 13.1(b), unless Sellers have given Buyer written notice stating in reasonable detail the factual basis for such claim, before the first anniversary of the Closing Date; provided, that Claims under Section 7.6, Section 11,
Section 13.2(e) and Section 13.2(f) shall not be subject to the foregoing time limit.

          (c) Buyer shall not have any liability to Sellers under this Section 13, Section 4.6 or otherwise, for repair or replacement of any damaged portion of any Hotel (i) if Closing occurs or (ii) unless Sellers give Buyer written notice of such damage by the later of (A) 45 Days after the termination of this Agreement or (B) 15 Days after Sellers discover such damage.

          (d) Buyer shall not have any liability to Sellers under this Section 13, Section 4.6 or otherwise, for any claims against Sellers resulting from activities of Buyer or Buyer's representatives pursuant to Section 4.5, unless Sellers give Buyer written notice of such claim within 45 Days after any Seller receives notice of the same.

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

          (e)  Sellers shall have no liability to Buyer pursuant to
Section 13.1(a) ("Buyer Damages") unless and until the aggregate amount of Buyer Damages exceeds $100,000 (the "Buyer Deductible"); provided, however, after such amount of Buyer Damages exceeds $100,000, all Buyer Damages in excess of the first $100,000 shall be recoverable by Buyer. The indemnification obligations of Sellers for breaches of representations, warranties and covenants or otherwise shall be limited to an aggregate amount equal to $12,500,000. All Buyer Damages shall be net of any amounts actually recovered by Buyer under insurance policies with respect to such Buyer Damages. Notwithstanding anything to the contrary contained herein, amounts determined to be payable to Buyer in accordance with
Section 10.5(a)(2) and Section 11, or Buyer Damages attributable to breaches of
Section 5.1(m), shall not be subject to the Buyer Deductible set forth in this
Section 13.3(e).

          (f) Buyer shall have no liability to Sellers pursuant to Section 13.1(b) ("Seller Damages") unless and until the aggregate amount of Seller Damages exceeds $100,000 (the "Seller Deductible"); provided, however, after such amount of Seller Damages exceeds $100,000, all Seller Damages in excess of the first $100,000 shall be recoverable by Seller. The indemnification obligations of the Buyer for breaches of representations, warranties and covenants shall be limited to an aggregate amount equal to $12,500,000. All Seller Damages shall be net of any amounts actually recovered by Sellers under insurance policies with respect to such Seller Damages. Amounts determined to be payable to Sellers in accordance with Section 11 shall not be subject to the Seller Deductible set forth in this Section 13.3(f).

14.  Termination.

     This Agreement may be terminated at any time prior to the Closing:

          (a)  by mutual, written agreement between Buyer and Sellers;

          (b) by either Buyer or Sellers if the Closing shall not have occurred on or prior to July 30, 2004; provided, that the right to terminate this Agreement under this Section 14 shall not be available to any Party whose breach of warranty, or failure to fulfill any obligation under this Agreement shall have been the cause of, or resulted in, the failure of the Closing to occur on or before such date; or

          (c) by either Buyer or Sellers if there shall be in effect any law or regulation that prohibits the consummation of the Closing or if consummation of the Closing would violate any non-appealable final order, decree or judgment of any court or governmental body having competent jurisdiction; or

          (d) by Sellers if the registration statement with respect to the Newco IPO shall not have been initially filed with the Securities and Exchange Commission on or prior to the Initial Filing Deadline;

          (e) by Sellers if the Newco IPO Closing shall not have occurred on or prior to the Newco IPO Closing Deadline.

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

          (f) by Sellers if, as a result of action or inaction by the Buyer, the Closing shall not have occurred on or prior to the date that is 10 Days following the date on which all of the conditions to Closing set forth in
Section 9.1 are satisfied or waived;

          (g) by Buyer if, as a result of action or inaction by the Sellers or any of them, the Closing shall not have occurred on or prior to the date that is 10 Days following the date on which all of the conditions to Closing set forth in Section 9.2 are satisfied or waived;

          (h) by Buyer or Sellers if there is or has been a material breach or material failure to fulfill on the part of the other Party any of the representations, warranties, covenants or agreements set forth in this Agreement, which, in the case of any covenant or agreement, is not cured within 10 Days after the non-terminating Party has been notified of the other Party's intent to terminate this Agreement pursuant to this Section 14; or

          (i) by Buyer if Buyer elects to terminate this Agreement in accordance with Sections 4.7 or 9.3.

15.  Assignment.

     Prior to Closing, Buyer shall have the right, with Sellers' consent which shall not be unreasonably withheld or delayed, to assign or transfer its rights under this Agreement to Newco or its operating partnership, any Affiliate of Buyer and/or a partnership or limited liability company with respect to which Buyer or an Affiliate of Buyer is a general partner or managing member (either directly or through the general partnership or managing member interest in one or more sub-tier partnerships or limited liability companies), provided that each such assignee concurrently with such assignment assumes, in a written instrument delivered to Sellers, all of the obligations and liabilities of Buyer hereunder. Upon such an assignment, the assignee(s) shall become the Buyer for all purposes of this Agreement, and the Buyer named herein shall be relieved of any further obligation or liability hereunder except that it shall remain liable with respect to any breach of this Agreement prior to Closing; but no such proposed assignee shall have any obligation or liability hereunder until and unless the assignment to it has been made and accepted in writing. Nothing herein shall be deemed to preclude or prevent Buyer, after Closing, from assigning any of its remaining rights under this Agreement, pro tanto, in conjunction with any sale, lease, secured financing or other conveyance of any of the properties comprising the Hotels or any possessory or security interest therein.

16.  Notices.

     Except in the case (if any) where this Agreement expressly provides for an alternate form of communication, any notice, consent, demand or other communication to be delivered to a Party hereunder shall be deemed delivered and received when made in writing and transmitted to the applicable Party either by receipted courier service, or by the United States Postal Service, first class registered or certified mail, postage prepaid, return receipt requested, or by electronic facsimile transmission ("Fax"), at the address or addresses indicated for such Party below (and/or to such other address as such Party may from time to time by written notice designate to the other):

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     If to Sellers:      c/o Crown Hotel Holding Company
                         Pasquerilla Plaza
                         Johnstown, Pennsylvania 15901
                         Attention: Mark E. Pasquerilla
                         Fax: (814) 535-9349

     with a copy to:     Crown American Enterprises, Inc.
                         Pasquerilla Plaza
                         Johnstown, Pennsylvania 15901
                         Attention: Legal Department
                         Fax: (814) 536-9525

     with a copy to:     Reed Smith LLP
                         435 Sixth Avenue
                         Pittsburgh, Pennsylvania 15219
                         Attention: David L. DeNinno
                         Fax: (412) 288-3063

     If to Buyer:        AP/APMC Partners, LLC
                         1301 Avenue of the Americas, 38th Floor
                         New York, New York 10019
                         Attention: Rick Koenigsberger
                         Fax: (212) 515-3282

     with a copy to:     Edward Rohling
                         2927 Maple Avenue, #503
                         Dallas, Texas 75201
                         Fax: (214) 721-1095

     with a copy to:     Morgan, Lewis & Bockius LLP
                         300 South Grand Avenue, 22nd Floor
                         Los Angeles, California 90071
                         Attention: Steven M. Ruskin, Esq.
                         Fax: (213) 612-2501

     If to Escrow Agent: Lawyer's Title Company
                         655 Third Avenue, 11th Floor
                         New York, New York 10017
                         Attention: Christine Cleary
                         Fax: (212) 599-3255

and shall be deemed delivered and received: (A) if delivery or Fax transmission is completed before 4:45 p.m. recipient's local time on a Business Day, or if delivery is attempted but refused between the hours of 9:00 a.m. and 4:45 p.m. recipient's local time on a Business Day, then on the Day of actual delivery or attempted delivery and (B) otherwise, on the Business Day following the Day of actual delivery or Fax transmission; provided, however, that delivery by Fax shall be effective only if the Fax transmission is confirmed within three Business Days by

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duplicate notice delivered as otherwise provided herein. Time of delivery or attempted delivery shall be established by postal or courier receipt and time of completion of Fax transmission shall be established by a transmission confirmation log sheet generated by the sending machine. For all purposes under this Agreement, delivery of notice to Holdings shall be deemed to be delivery of such notice to all Sellers.

17.  General Provisions.

     17.1  Confidentiality. Except for Permitted Disclosures (defined below),
(A) each Party shall keep confidential the terms of this Agreement, (B) until and unless Closing occurs, Buyer shall keep confidential all information regarding Sellers which is not otherwise known by Buyer to be public and which it receives from Sellers or Manager pursuant to this Agreement, and (C) after Closing, Sellers shall keep confidential all such non-public information regarding the Hotels. As used herein, "Permitted Disclosures" include only (i) disclosures by a Party or the Manager to its officers, employees, partners, affiliates, attorneys, accountants and other consultants as reasonably necessary in the negotiation of this Agreement, the conduct of due diligence, the consummation of the transactions contemplated hereby and the exercise of such Party's rights and the performance of its duties hereunder, (ii) disclosures by Buyer to the board, staff, counsel, accountants and consultants of any assignee or prospective assignee under Section 14 (or of such assignee's ultimate parent entity), (iii) disclosure to any government regulatory agency which requests the information in question in the course of its regulatory functions, (iv) disclosures by Sellers or the Manager to the Secured Lenders and any other third party from whom a consent or estoppel certificate is required to be obtained to consummate the transactions contemplated hereby, and (v) any other disclosure required by Law (including, without limitation, in connection with the Newco IPO or in response to any subpoena). In the case of any Permitted Disclosure described in clause (i) or (ii) above, the disclosing Party shall advise the person to whom such disclosure is made of the confidential nature of any information disclosed and obtain from such person an undertaking to respect such confidentiality.

     17.2 Effect of Termination. Upon any termination of this Agreement, no Party shall have any further obligation or liability to the other hereunder except (i) as provided below (regarding Buyer's return or destruction of materials received from Sellers), (ii) any remaining obligation of Buyer under
Section 4.6, Section 13.3(c) or Section 13.3(d) (with respect to activities of Buyer or its agents upon the Hotel Premises), and (iii) any liability which any Party may have hereunder by reason of the fact that such termination either (A) was wrongfully made by it or (B) resulted from a breach of its warranties, covenants or other obligations hereunder. Within 90 Days after termination of this Agreement without Closing, Buyer shall either return to Sellers or destroy and certify to Sellers that Buyer has destroyed all materials of a confidential nature which Buyer has received from Sellers or Manager pursuant to this Agreement; provided, however, that if any dispute regarding such termination then exists between the Parties, Buyer shall have the right to retain any of such materials which it reasonably determines may be relevant to such dispute until a final resolution thereof.

     17.3 Construction; Participation in Drafting. Each Party acknowledges that it and its Counsel have participated substantially in the drafting of this Agreement and agree that, accordingly, in the interpretation and construction of this Agreement, no ambiguity, real or apparent, in any provision hereof shall be construed against a Party by reason of the role of such

Party or its Counsel in the drafting of such provision. In construing provisions of this Agreement the rule ejusdem generis shall not apply and the listing of items following the term "include" or "including," whether or not qualified by phrases like "without limitation" or "but not limited to," shall be regarded as illustrative and not exhaustive

     17.4  No Third-Party Beneficiaries. Except as expressly provided in
Section 13, nothing in this Agreement is intended or shall be construed to confer any rights or remedies on any person other than the Parties and their respective successors and assigns, or to relieve, discharge or alter the obligations of any third person to either Party or to give any third person any right of subrogation or action over against any Party. Without limiting the generality of the foregoing, no Hotel Employee or Manager Employee shall be deemed a third party beneficiary of any provision of this Agreement.

     17.5 Survival of Provisions. To the extent required for its proper effect and subject to Section 13.3, each provision of this Agreement shall survive Closing or termination of this Agreement, regardless of whether this Agreement specifically provides for its survival, and shall not be deemed merged into the Transfer Instruments.

     17.6 Integration and Binding Effect. This Agreement constitutes the entire agreement among the Parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings and representations of the Parties with respect to the subject matter hereof (including, without limitation, any letter of intent or other such written proposal). This Agreement may not be modified, amended, supplemented or otherwise changed, except by a writing executed by all Parties. Except as otherwise expressly provided herein, this Agreement shall bind and inure to the benefit of the Parties and their respective successors and assigns.

     17.7 Computation of Time. Any time period specified in this Agreement which would otherwise end on a non-Business Day shall automatically be extended to the immediately following Business Day.

     17.8 Captions. Article and section headings used herein are for convenience of reference only and shall not affect the construction of any provision of this Agreement.

     17.9 Further Assurances. The Parties shall cooperate with each other as reasonably necessary to effect the provisions of this Agreement, shall use reasonable and good faith efforts to satisfy conditions to Closing and, at and after Closing, shall each execute and deliver such additional instruments or other documents as another Party may reasonably request to accomplish the purposes and intent of this Agreement; provided, however, that nothing in this
Section 17.9 shall be deemed to enlarge the obligations of the Parties hereunder or to require any Party to incur any material expense or liability not otherwise required of it hereunder.

     17.10 Governing Law. This Agreement shall be deemed to be an agreement made under the Laws of the State of New York, without giving effect to the conflict of laws principles thereof.

     17.11 Counterparts. This Agreement, and any amendment hereto, may be executed in any number of counterparts and by each Party on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     17.12 Coal Notice. NOTICE -- THIS DOCUMENT MAY NOT SELL, CONVEY, TRANSFER, INCLUDE OR INSURE THE TITLE TO THE COAL AND RIGHT OF SUPPORT UNDERNEATH THE SURFACE LAND DESCRIBED OR REFERRED TO HEREIN, AND THE OWNER OR OWNERS OF SUCH COAL MAY HAVE THE COMPLETE LEGAL RIGHT TO REMOVE ALL OF SUCH COAL AND, IN THAT CONNECTION, DAMAGE MAY RESULT TO THE SURFACE OF THE LAND AND ANY HOUSE, BUILDING OR OTHER STRUCTURE ON OR IN SUCH LAND. THE INCLUSION OF THIS NOTICE DOES NOT ENLARGE, RESTRICT OR MODIFY ANY LEGAL RIGHTS OR ESTATES OTHERWISE CREATED, TRANSFERRED, EXCEPTED OR RESERVED BY THIS INSTRUMENT.

(This notice is set forth in the manner provided in Section 1 of the Act of July 17, 1957, P.L. 984, as amended, and is not intended as notice of unrecorded instruments, if any.) Unless the foregoing notice is stricken, the deed shall contain the notice as above set forth and shall also contain, and Buyer shall sign, the notice specified in the Bituminous Mine Subsidence and Land Conservation Act of 1966.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and delivered, each by its own representative thereunto duly authorized, as of the date first above written.

SELLERS:                                  CROWN HOTEL HOLDING COMPANY,
                                          a Delaware corporation


Date:  April 16, 2004                     By:    /s/ Mark E. Pasquerilla
                                                --------------------------------
                                          Name:      Mark E. Pasquerilla
                                                --------------------------------
                                          Title:     CEO
                                                --------------------------------

                                          CROWN HOTEL PARTNERS,
                                          a Pennsylvania limited partnership


                                          By:  Crown Hospitality Holdings, Inc.,
                                               a Delaware corporation
                                               and its general partner


Date:  April 16, 2004                     By:    /s/ Mark E. Pasquerilla
                                                --------------------------------
                                          Name:      Mark E. Pasquerilla
                                                --------------------------------
                                          Title:     CEO
                                                --------------------------------

                                          CROWN AMERICAN ASSOCIATES,
                                          a Pennsylvania business trust


Date:  April 16, 2004                     By:    /s/ Mark E. Pasquerilla
                                                --------------------------------
                                          Name:      Mark E. Pasquerilla
                                                --------------------------------
                                          Title:     CEO
                                                --------------------------------

                                          MARYLAND MOTEL MANAGEMENT, INC.,
                                          a Maryland corporation


Date:  April 16, 2004                     By:    /s/ Mark E. Pasquerilla
                                                --------------------------------
                                          Name:      Mark E. Pasquerilla
                                                --------------------------------
                                          Title:     CEO
                                                --------------------------------

                                          CROWN HOTEL INVESTMENTS, L.P.,
                                          a Delaware limited partnership


                                          By:  Crown American Hotels Company,
                                               a Pennsylvania corporation
                                               and its general partner


Date:  April 16, 2004                     By:    /s/ Mark E. Pasquerilla
                                                --------------------------------
                                          Name:      Mark E. Pasquerilla
                                                --------------------------------
                                          Title:     CEO
                                                --------------------------------

BUYER:                                    AP/APMC PARTNERS, LLC,
                                          a Delaware limited liability company


                                          By:  AP/APMC-MM, LLC,
                                               its Manager


                                          By:  Kronus Property III, Inc.,
                                               its Manager


Date:  April 16, 2004                     By:    /s/ Rick Koenigsberger
                                                --------------------------------
                                          Name: Rick Koenigsberger
                                          Title: Vice President

The undersigned hereby accepts this Agreement as its escrow instructions and agrees to act as Escrow Agent hereunder, in accordance with the terms and conditions hereof.

LAWYERS TITLE INSURANCE CORPORATION


By:
      -----------------------------------
Name:
      -----------------------------------
Title:
      -----------------------------------
Date: ___________________, 2004

                                                                       Exhibit A
                                                                       ---------

                              SCHEDULE OF CONTRACTS

                                    Exhibit A

                                    Contracts

                            Hotel License Agreements
                            ------------------------

--------------------------------------------------------------------------------
Beaver, PA -
----------

Holiday Inn Renewal License Agreement dated June 30, 1999 between Holiday Hospitality Franchising, Inc. and Crown American Associates ("CAA"), as amended by letter agreement dated June 2, 1999, as amended by Addendum to License Agreement dated as of April 23, 2003; Guaranty by Crown Hotel Holding Company ("CHHC"); Bass Hotels & Resorts, Inc. Master Technology Agreement between Bass Hotels & Resorts, Inc. and CAA dated June 30, 1999; Encore Systems, Inc. Site License Agreement between Encore Systems, Inc. and CAA dated as of July 14, 1999; Software Support Agreement between Encore Systems, Inc. and CAA dated July 14, 1999; Transaction Transmittal Agreement between Bass Hotels & Resorts, Inc. and CAA dated June 30, 1999, for Holiday Inn located at 7195 Eastwood Road, Beaver Falls, Pennsylvania;
--------------------------------------------------------------------------------
Bensalem, PA -
------------

Courtyard by Marriott Franchise Agreement dated as of February 3, 1992 between Marriott Corporation (now Marriott International, Inc.) and Crown American Corporation ("CAC"), now by merger CAA, as amended by Addendum to Franchise Agreement dated as of February 3, 1992, for a Courtyard by Marriott located at Greenwood Square, 3327 Street Road, Bensalem, Pennsylvania;
--------------------------------------------------------------------------------
Clarion, PA -
-----------

Holiday Inn Renewal License Agreement dated June 9, 1995 between Holiday Inns Franchising, Inc. (now Holiday Hospitality Franchising, Inc.) and CAA, as amended by Milestone Addendum to License Agreement dated effective July 7, 1995 and Addendum to License Agreement dated as of June 28, 1999 among Holiday Hospitality Franchising, Inc., CAA and Crown Hotel Partners ("CHP"); Guaranty by CHHC; Worldwide Hotel System and HIRO Agreement between Holiday Inns, Inc. and CAA dated December 14, 1993; Encore Systems, Inc. Site License Agreement between Encore Systems, Inc. and CAC dated December 14, 1993, as amended by a certain Second Amendment by and between CAHP and Verso Technologies, Inc. (successor in interest to Encore Systems, Inc.) dated March __, 2004; Encore Support Agreement between Encore Systems, Inc. and CAC dated December 14, 1993, for the Holiday Inn located at I-80 at Route 68, Clarion, Pennsylvania;
--------------------------------------------------------------------------------
Greensburg, PA -
--------------

Four Points Change of Ownership Agreement between ITT Sheraton Corporation and Crown Hotel Investments, L.P. ("CHI") dated April 21, 1999, as amended by First Amendment to License Agreement dated September 4, 2002, as further amended by Second Amendment to License Agreement dated February 28, 2003; and Reservation Agreement between ITT Sheraton Reservation Corp and CHI dated April 21, 1999; for 100 Sheraton Drive, Route 30 East, Greensburg, Pennsylvania;
--------------------------------------------------------------------------------
Harrisburg, PA
--------------

Quality Inns International, Inc. Franchise Agreement dated as of March 13, 1989 between Quality Inns International, Inc. and CAC, now by merger CAA, as amended by Addendum for Inns to be Constructed dated March 13, 1989; [No original agreement] Technology Support Agreement and Software License between Choice Hotels International, Inc. and CAA dated [ ], for Comfort Inn located at I-83 and Union Deposit Road, Harrisburg, Pennsylvania; Identical as to all terms other than monetary terms to Technology Support Agreement and Software License between Choice Hotels International, Inc. and CAA dated July 24, 2003 - (Asheville Comfort Inn)
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Indiana, PA -
-----------

Holiday Inn Renewal License Agreement dated June 8, 1995 between Holiday Inns Franchising, Inc. and CAA, as amended by Addendum to License Agreement dated as of June 28, 1999, among Holiday Inns Franchising, Inc., CAA and CHP; Worldwide Hotel System and HIRO Agreement between Holiday Inns, Inc. and CAA dated October 7, 1993; Encore Systems, Inc. Site License Agreement between Encore Systems, Inc. and CAA dated October 7, 1993, as amended by a Second Amendment to Agreement dated March [ ], 2004 between CAHP and Verso Technologies, Inc. (successor in interest to Encore Systems, Inc.); Encore Support Agreement between CAA and Encore Systems, Inc. dated October 7, 1993; Holiday Inns, Inc. Equipment License and Training Agreement between Holiday Inns, Inc. and CAA dated August 17, 1993, for Holiday Inn located at 1395 Wayne Avenue, Indiana, Pennsylvania;
--------------------------------------------------------------------------------
Oakland (Pittsburgh), PA -
------------------------

Wyndham Garden Franchise Agreement dated July 1, 1998 between WHC Franchise Corporation and CHP located at 3454 Forbes Avenue, Pittsburgh, Pennsylvania;
--------------------------------------------------------------------------------
Pottstown, PA -
-------------

Quality Inns International, Inc. Franchise Agreement dated as of November 22, 1988 between Quality Inns International, Inc. and CAC, now by merger CAA, as amended by Addendum For Inns To Be Constructed dated November 22, 1988 ; Technology Services Agreement and Software License dated July 24, 2003 by and between Choice Hotels International, Inc. and CAA; Technology Support Agreement and Software License between Choice Hotels International, Inc. and CAA dated July 24, 2003, for a Comfort Inn located at Pennsylvania Route 100 and Shoemaker Road, Pottstown, Pennsylvania;
--------------------------------------------------------------------------------
Uniontown, PA -
-------------

Relicensing License Agreement dated March 31, 2003 between Holiday Hospitality Franchising, Inc. and CHP; Transactions Transmittal Agreement by and between Six Continents Hotels, Inc. and CHP (undated); Six Continents Hotels, Inc. Master Technology Agreement dated March 31, 2002; Transactions Transmittal Agreement by and between Six Continents Hotels, Inc. and CHP (undated); Guaranty by CHHC, for Holiday Inn located at 700 West Main Street, Uniontown, Pennsylvania;
--------------------------------------------------------------------------------
York, PA -
--------

Holiday Inn Relicensing License Agreement dated September 26, 2000 by and between Holiday Hospitality Franchising, Inc. and CAA; Guaranty by CHHC; Master Technology Agreement by and between Bass Hotels & Resorts, Inc. ("BHR") and CAA dated September 26, 2000; Transactions Transmittal Agreement between BHR and CAA dated September 26, 2000; Encore Systems, Inc. Site License Agreement between Encore Systems, Inc. and CAA dated October 10, 2000; Software Support Agreement between Encore Systems, Inc. and CAA dated October 10, 2000, for Holiday Inn located at 2000 Loucks Road, York, Pennsylvania;
--------------------------------------------------------------------------------
Atlanta, GA -
-----------

Holiday Inn Conversion License Agreement dated March 27, 1998 between Holiday Hospitality Franchising, Inc. and CAA, as amended by letter agreement dated February 17, 1998 (as accepted and agreed to March 27, 1998); and Guaranty dated March 27, 1998 given by CHHC; Bass Hotels & Resorts, Inc. Master Technology Agreement between Bass Hotels & Resorts, Inc. and CAA dated July 27, 1998; Encore Systems, Inc. Third Party Site License Agreement between CAA and Encore Systems, Inc. dated August 11, 1998; Software Support Agreement between CAA and Encore Systems, Inc. dated August 11, 1998; Transaction Transmittal Agreement between Bass Hotels & Resorts, Inc. and CAA (unexecuted copy by BHR), for Holiday Inn located
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
at 101 International Boulevard, Atlanta, Georgia;
--------------------------------------------------------------------------------
Cumberland, MD -
--------------

Holiday Inn Relicensing License Agreement dated March 27, 2001 between Holiday Hospitality Franchising, Inc. and MMM, as amended by Addendum dated March 27, 2001, as amended by letter agreement accepted and agreed to April 2, 2001, and a separate letter agreement accepted and agreed to April 2, 2001; Guaranty by CHHC; Bass Hotels & Resort, Inc. Master Technology Agreement dated March 27, 2001; Transactions Transmittal Agreement by and between Bass Hotels & Resorts, Inc. and MMM dated March 27, 2001; Verso Technologies, Inc. Third Party Site Sublicensing Agreement between Verso Technologies, Inc. and MMM dated April 9, 2001; Software Support Agreement between Verso Technologies Inc. and MMM dated February 1, 2000, for Holiday Inn located at 100 South George Street, Cumberland, Maryland;
--------------------------------------------------------------------------------
Frederick, MD -
-------------

Holiday Inn License Renewal License Agreement dated January 7, 2000 between Holiday Hospitality Franchising, Inc. and CAA, as amended by letter agreement accepted and agreed to January 7, 2000, and amended by Addendum To License Agreement Pursuant to the Maryland Franchise Registration and Disclosure Law dated January 7, 2000, as amended by letter agreement dated December 20, 1999; Guaranty given by CHHC; Master Technology Agreement dated January 7, 2000 by and between BHR and CAA; Transaction Transmittal Agreement dated January 7, 2000 by and between BHR and CAA; Encore Systems, Inc. Site License Agreement between Encore Systems, Inc. and CAA dated February 1, 2000, as amended by a Second Amendment between CAA and Verso Technologies, Inc. (successor in interest to Encore Systems, Inc. dated March __, 2004; Software Support Agreement between Encore Systems, Inc. and CAA dated February 1, 2000, for Holiday Inn located at 5400 Holiday Drive, Frederick, Maryland;
--------------------------------------------------------------------------------
Frederick, MD -
-------------

Holiday Inn Express Conversion License Agreement dated June 30, 1995 between Holiday Inns Franchising, Inc. and CAA, as amended by letter agreement accepted and agreed to June 30, 1995, as amended by Addendum To License Agreement Pursuant to the Maryland Franchise Registration and Disclosure Law dated June 30, 1995, as amended by Milestone Addendum to License Agreement effective November 27, 1995, as amended by Addendum to License Agreement dated June 28, 1999, as accepted and agreed to January 7, 2000, among Holiday Hospitality Franchising, Inc., CAA and CHP; Encore Systems, Inc. Third Party License Agreement between CAA and Encore Systems, Inc. dated September 25, 1995; Encore Support Agreement between Encore Systems, Inc. and CAA dated September 25, 1995; Holiday Inns, Inc. Software License and Training Agreement Holidex 2000sm Reservations System between Holiday Inns, Inc. and CAA dated September 25, 1995; Guaranty given by CHHC; Holiday Inns, Inc. Worldwide Hotel System and HIRO Agreement between Holiday Inns, Inc. and CAA dated September 25, 1995, for Holiday Inn Express located at 5579 Spectrum Drive, Frederick, Maryland;
--------------------------------------------------------------------------------
Asheville, NC -
-------------

Franchise Agreement dated February 28, 1989 between Quality Inns International, Inc. and CAC, now by merger CAA, as amended by Addendum for Inns To Be Constructed dated February 28, 1989, as amended by Addendum No. 2 to License Agreement dated June 20, 1999; Technology Support Agreement and Software License between Choice Hotels International, Inc. and CAA dated July 24, 2003, for a Comfort Suites located at Brevard Road and I-26, Asheville, North Carolina;
--------------------------------------------------------------------------------
Charlotte, NC -
-------------

Holiday Inn Change of Ownership License Agreement dated August 17, 1993 between Holiday Inns Franchising, Inc. (now Holiday Hospitality Franchising, Inc.) and CAA, as amended by letter agreement
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
accepted and agreed to August 19, 1993; Assignment of WWHS between CAA and CAC dated August 17, 1993; Equipment, License and Training Agreement for Holidex 2000 Reservation System dated August 17, 1993; Holiday Inns, Inc. Worldwide Hotel System Agreement between Holiday Inns, Inc. and CAC dated November 9, 1992 (partially executed copy); Encore Systems, Inc. License Agreement between CAC and Encore Systems, Inc. dated November 9, 1992, as amended by a Second Amendment between CAA and Verso Technologies, Inc. (successor in interest to Encore Systems, Inc. dated March __, 2004; Support Agreement between CAC and Encore Systems, Inc. dated November 9, 1992, for Holiday Inn located at 8520 University Executive Park Drive, Charlotte, North Carolina;
--------------------------------------------------------------------------------
Charlotte, NC -
-------------

Holiday Inn Conversion License Agreement dated June 26, 1998 between Holiday Hospitality Franchising, Inc. and CHP, as amended by Addendum to License Agreement Pursuant to the General Statutes of North Carolina dated June 26, 1998, as amended by letter agreement accepted and agreed to June 26, 1998; and Guaranty dated June 26, 1998 given by CHP, for Holiday Inn located at 2707 Little Rock Road, Charlotte, North Carolina;
--------------------------------------------------------------------------------
Raleigh-Durham, NC -
------------------

Wyndham Garden Franchise Agreement dated March 1, 1997 between WHC Franchise Corporation and CAA, as amended by Addendum to Franchise Agreement for Fractional Franchise Exemption dated March 1, 1997, as amended by Addendum to Franchise Agreement dated March 1, 1997, for Wyndham Gardens Hotel located at 4620 South Miami Boulevard, Durham, North Carolina;
--------------------------------------------------------------------------------
Oakridge, TN -
------------

Comfort Inn Franchise Agreement dated as of November 10, 1989 between Quality Inns International, Inc. and CAC, now by merger CAA, as amended by Addendum for Inns to be Constructed dated November 10, 1989, and amended by Addendum No. 2 dated November 10, 1989, as assigned by an Assignment and Assumption Agreement dated July 22, 1999 by and between CAC, now by merger CAA, CHP and Choice Hotels International, Inc.; Technology Services Agreement and Software License Agreement dated July 23, 2003 by and between Choice Hotels International, Inc. and CHP; Software License and Communication Support Agreement dated as of January 1, 1990 between Quality Inns International, Inc. and CAC, now by merger CAA; for Comfort Inn located at Illinois Avenue and Rutgers Avenue, Oakridge, Tennessee;
--------------------------------------------------------------------------------
Harrisonburg, VA -
----------------

Four Points Hotel Change of Ownership License Agreement dated February 12, 1998 between ITT Sheraton Corporation and CHP, as amended by Amendment to License Agreement dated as of January 1, 2000, as amended by Amendment to License Agreement dated as of June 14, 2000, as amended by Amendment to License Agreement dated as of August 14, 2000; and Reservations Agreement dated February 12, 1998 between ITT Sheraton Reservations Corp. and CHP, for Four Points Sheraton located at 1400 East Market Street, Harrisonburg, Virginia;
--------------------------------------------------------------------------------
Leesburg, VA -
------------

Holiday Inn Conversion License Agreement dated June 26, 1997 between Holiday Inns Franchising, Inc. (now Holiday Hospitality Franchising, Inc.) and CHP, as amended by Addendum to License Agreement pursuant to the Virginia Retail Franchising Act (undated); Guaranty by Crown American Hotels Company; Holiday Hospitality Corporation Master Technology Agreement between Holiday Hospitality Corporation and Crown Hotel Partners dated July 24, 1997; Encore Systems, Inc. Third Party Site License Agreement between CHP and Encore Systems, Inc. as accepted and agreed to July 24, 1997; Software Support Agreement between CHP and Encore Systems, Inc. dated July 24, 1997, for Holiday Inn located at 1500 East Market Street, Leesburg, Virginia;
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Newport News, VA -
----------------

Quality Inns International, Inc. Franchise Agreement dated July 29, 1987 between Quality Inns International, Inc. and CAC, now by merger CAA, as amended by Addendum for Inns to be Constructed dated July 29, 1987, as amended by Addendum No. 2 dated March 4, 2003; as assigned by a certain Assignment and Assumption Agreement between CAC, CHP and Choice Hotels International, Inc. dated July 22, 1999; Joinder of CAA dated February 28, 2003; Technology Services Agreement and Software License dated July 23, 2003 between Choice Hotels International, Inc. and CHP; and Hardware Purchase Agreement dated July 29, 1987 between Quality Inns International, Inc. and CAC, now by merger CAA, for Comfort Inn located at I-64 and Route 143, Newport News, Virginia.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

                                Equipment Leases
                                ----------------

--------------------------------------------------------------------------------
Lease Agreement dated 6/28/01 by and between Canon Financial Services, Inc. and Crown American Hotels as amended by Addendum to Lease Agreement dated 3/15/01
--------------------------------------------------------------------------------
Lease Agreement dated [ ] by and between Canon Financial Services, Inc. and Crown American Hotels as amended by Addendum to Lease Agreement dated 3/15/01.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Smart Business Lease dated 7/2/97 by and between Pitney Bowes Credit Corporation and Ramada Inn (Leesburg, VA).
--------------------------------------------------------------------------------
Smart Business Lease Postage by Phone Agreement dated 3/1/96 by and between Pitney Bowes, Inc. and Holiday Inn [ ] (Asheville Comfort Suites, Asheville,
NC).
--------------------------------------------------------------------------------
Postage by Phone Deposit Trust Agreement dated 10/17/93 by and between Shawmut Bank Connecticut National Association, Pitney Bowes Inc. and Holiday Inn [ ].
--------------------------------------------------------------------------------
Lease Schedule dated 12/21/99 by and between General Electric Capital Corporation and CAA (Asheville Comfort Suites) Master Lease Agreement dated 8/8/97 as amended by Amendment to Master Lease Agreement dated 8/8/97.
--------------------------------------------------------------------------------
Equipment Lease Agreement dated 9/6/02 by and between General Electric Capital Corporation and CAH (Atlanta HI).
--------------------------------------------------------------------------------
Equipment Lease Contract for Leases Under 50,000 dated 2/25/04 by and between Marlin Leasing Corp. and Crown American, Inc. (Holiday Inn Atlanta).
--------------------------------------------------------------------------------
Lease Schedule dated 4/28/00 by and between General Electric Capital Corporation and CAA (Beaver Falls Holiday Inn) to Master Lease Agreement dated 8/8/97 as amended by Amendment to Master Lease Agreement dated 8/8/97.
--------------------------------------------------------------------------------
Lease Agreement dated 11/25/03 by and between Pitney Bowes Credit Corporation and Holiday Inn (Beaver Falls, PA).
--------------------------------------------------------------------------------
Lease Agreement dated 3/26/02 by and between Canon Financial Services, Inc. and CAA (Courtyard Marriott Greenwood Square, Bensalem, PA) as amended by Addendum to Lease Agreement dated 4/6/01
--------------------------------------------------------------------------------
Lease Agreement dated 11/11/03 by and between Canon Financial Services, Inc. and Crown Hotel Partners (Little Rock Rd., Charlotte, NC) as amended by Addendum to Lease Agreement dated 3/15/01.
--------------------------------------------------------------------------------
Smart Business Lease dated 11/14/96 by and between Pitney Bowes Credit Corporation and Charlotte Inn Inc.
--------------------------------------------------------------------------------
Smart Business Lease Postage by Phone Agreement dated 3/1/96 by and between Pitney Bowes Inc. and Holiday Inn [ ].
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Postage by Phone Deposit Trust Agreement dated 10/17/93 by and between Shawmut Bank Connecticut National Association, Pitney Bowes Inc. and Holiday Inn [ ].
--------------------------------------------------------------------------------
Lease Agreement dated [ ] by and between Canon Financial Services, Inc. and CAA (Holiday Inn University Executive Park, Charlotte, NC) as amended by Addendum to Lease Agreement dated 4/6/01.
--------------------------------------------------------------------------------
Lease Schedule dated 12/21/99 by and between General Electric Capital Corporation and Crown Hotel Partners (Clarion Holiday Inn) to Master Lease Agreement dated 9/22/[] as amended by Amendment dated 9/22/99.
--------------------------------------------------------------------------------
Lease Schedule dated 5/15/00 by and between General Electric Capital Corporation and Crown Hotel Partners (Oak Ridge Comfort Inn) to Master Lease Agreement dated 9/22/99 as amended by Amendment dated 9/22/99.
--------------------------------------------------------------------------------
Lease Schedule dated 3/30/00 by and between General Electric Capital Corporation and CAA (Union Deposit Rd., Harrisburg, PA) to Master Lease Agreement dated 3/30/00 as amended by Amendment dated [//00].
--------------------------------------------------------------------------------
Lease Schedule dated 3/7/01 by and between General Electric Capital Corporation and CAA (Holiday Dr., Frederick, MD) to Master Lease Agreement dated 8/8/97 as amended by Amendment to Master Lease Agreement dated 8/8/97.
--------------------------------------------------------------------------------
Lease Schedule dated 1/16/01 by and between General Electric Capital Corporation and CAA (Durham Wyndham Garden) to Master Lease Agreement dated 8/8/97 as amended by Amendment to Master Lease Agreement dated 8/8/97.
--------------------------------------------------------------------------------
Lease Schedule dated 5/15/00 by and between General Electric Capital Corporation and Crown Hotel Investments LP (Four Points Hotel, Greensburg, PA) to Master Lease Agreement dated 5/15/00 as amended by Amendment dated 4/25/00.
--------------------------------------------------------------------------------
Lease Schedule dated 1/8/01 by and between General Electric Capital Corporation and Crown Hotel Partners (Holiday Inn, Indiana, PA) to Master Lease Agreement dated 9/22/99 as amended by Amendment dated 9/22/99.
--------------------------------------------------------------------------------
Lease Agreement dated [ ] by and between Canon Financial Services, Inc. and CAA (100 S. George St., Cumberland, MD) as amended by Addendum to Lease Agreement dated 4/6/01.
--------------------------------------------------------------------------------
Lease Agreement dated 4/15/02 by and between Canon Financial Services, Inc. and Crown Hotel Partners (1400 E. Market St., Harrisonburg, VA).
--------------------------------------------------------------------------------
Lease Agreement dated 4/8/03 by and between Canon Financial Services, Inc. and Crown Hotel Partners (Holiday Inn, Leesburg, VA).
--------------------------------------------------------------------------------
Lease Agreement dated 11/11/03 by and between Canon Financial Services, Inc. and Crown Hotel Partners (Wyndham Garden Hotel University Place, Pittsburgh, PA) as amended by Addendum to Lease Agreement dated 12/2/03.
--------------------------------------------------------------------------------
Lease Agreement dated 3/19/01 by and between Canon Financial Services, Inc. and CAA (Comfort Inn, Pottstown, PA) as amended by Addendum to Lease Agreement dated 4/6/01.
--------------------------------------------------------------------------------
Lease Agreement dated 4/4/02 by and between Canon Financial Services, Inc. and CAA (700 W. Main St., Uniontown, PA).
--------------------------------------------------------------------------------
Lease Agreement dated 11/11/03 by and between Canon Financial Services, Inc. and CAA (York Holiday Inn, PA) as amended by Addendum to Lease Agreement dated 4/6/01.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Lease Agreement dated 5/17/01 by and between Pitney Bowes Credit Corporation and Four Points Hotel (Greensburg, PA) as amended by Customer Privilege Agreement dated 3/17/04.
--------------------------------------------------------------------------------
Smart Business Lease dated 2/20/96 by and between Pitney Bowes Credit Corporation and Holiday Inn Express (Frederick, MD).
--------------------------------------------------------------------------------
Smart Business Lease Postage by Phone Agreement dated [ ] by and between Pitney Bowes, Inc. and Holiday Inn Express.
--------------------------------------------------------------------------------
Postage by Phone Deposit Trust Agreement dated 10/17/93 by and between Shawmut Bank Connecticut National Association, Pitney Bowes Inc. and Holiday Inn Express.
--------------------------------------------------------------------------------
Ecotemp Lease Agreement dated 7/9/00 by and between Ecolab Inc. and Sheraton Hotel (Greensburg, PA).
--------------------------------------------------------------------------------
Lease Agreement dated 11/6/03 by and between Xerox and Newport News Comfort Inn.
--------------------------------------------------------------------------------
Postage Meter Rental Agreement dated 1/8/99 by and between Ascom Hasler Mailing Systems, Inc. and Macon Comfort Inn.
--------------------------------------------------------------------------------
Master Lease Agreement dated 4/14/00 by and between Vision Financial Group, Inc. and Crown Hotel Partners.
--------------------------------------------------------------------------------
Master Lease Agreement dated 1/28/00 by and between Onyx Capital Corp. and Crown Hotel Investments L.P. d.b.a. Four Points Sheraton (Greensburg, PA).
--------------------------------------------------------------------------------
Master Lease Agreement dated 9/4/90 by and between Automotive Rentals, Inc. ("ARI") and CAC & subsidiaries, as amended by letter agreement dated 9/4/90.
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 7/17/96 for a 1996 Ford Ext P Van by and between ARI to CAC (Frederick Holiday Inn Express).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 1/14/99 for a 1999 Chevrolet RWD Pass Van by and between ARI to CAC (Frederick Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 11/20/03 for a 2003 Ford S24 by and between ARI to CAC (Raleigh-Durham Wyndham Garden).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 8/23/00 for a 2000 Dodge BR3L63 3500 C/C "139 by and between ARI to CAC (Raleigh-Durham Wyndham Garden).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 1/31/01 for a 2001 Starcraft 14P by and between ARI and CAC (Raleigh-Durham Wyndham Garden )(transferred from Harrisburg Wyndham Garden 7/26/02).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 4/2/03 for a 2003 Ford S34 by and between ARI to CAC (Charlotte Airport Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 6/2/00 for a 2000 Ford E11 Club Wagon by and between ARI to CAC (Beaver Falls, Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 7/22/98 for a 1998 Ford S24 Super Van by and between ARI and CAC (Originally Harrisburg, PA - but transferred to Beaver Falls 7/26/02).
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Motor Vehicle Lease dated 1/12/99 for a 1999 Chevrolet CM11006 RWD Pass Van by and between ARI to CAC (Asheville Comfort Suites).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 10/04/95 for a 1995 Dodge AB1L51 B150 Wagon by and between ARI to CAC (Asheville Comfort Suites).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 8/3/99 for a 1999 Ford A51 Windstar Wgn by and between ARI to CAC (York Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 4/17/03 for a 2003 Ford S34 E-350 Super by and between ARI to CAC (Pittsburgh, Wyndham Garden).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 9/7/00 for a 2000 Chevrolet CM11005 RWD C Van by and between ARI to CAC (Newport News Comfort Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 5/2/01 for a 2001 Ford E34 Cargo Van by and between ARI to CAC (Leesburg Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 9/2/98 for a 1998 Ford S24 Super Van by and between ARI to CAC (Leesburg Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 8/10/99 for a 1999 Ford E30 E350 by and between ARI to CAC (Charlotte Holiday Inn).
--------------------------------------------------------------------------------
Motor Vehicle Lease dated 4/17/98 for a 1998 Chevrolet CM11006 RWD Pass Van by and between ARI to CAC (Harrisburg East Comfort Inn).
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

                                Service Contracts
                                -----------------

--------------------------------------------------------------------------------
Asheville Comfort Suites
------------------------

Instant Entertainment Agreement dated August 28, 1995 between Comfort Suites - Asheville, NC and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001 between Crown American Hotel Company and SVI Systems, Inc.

Standard Maintenance Agreement dated February 20, 2001 between Crown American Associates ("CAA") and Moore's Communications.

Agreement dated July 12, 2000 between Sprint PCS and Comfort Suites Asheville.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Technology Services Agreement and Software License dated May 29, 2003 between Crown Hotel Partners and Choice Hotels International, Inc.

Outdoor Display Agreement between Pioneer Outdoor Advertising Co., Inc. and Crown American dated September 4, 2002, as accepted and agreed to September 13, 2002.

Specific Service (Logo) Signing Agreement between Crown American Hotels and North Carolina Department of Transportation(unexecuted by Crown).

Airport Advertising Agreement between Interspace Airport Advertising and Comfort Inn Suites dated November 30, 1998
--------------------------------------------------------------------------------
Atlanta Holiday Inn
-------------------

Cable Television Service Agreement dated April 13, 1998 between Crown American Associates, d.b.a. Comfort Inn Atlanta and Mediaone, Inc.

Customer Service Agreement for Network Services dated October 29, 2003 between Holiday Inn Atlanta and NewSouth Communications Corp., as amended by Addendum to Customer Service Agreement dated October 31, 2003.

[No original agreement] LodgeNet Guest Pay Agreement dated [ ] between Crown American Associates ("CAA") and LodgeNet Entertainment Corporation and Hotel; as amended by Extension of Term Addendum to LodgeNet Guest Pay Agreement dated December 4, 2001. (Base agreement identical to Cumberland LodgeNet Guest Pay Agreement)

Maintenance Agreement dated June 4, 2003 between Holiday Inn-Downtown ATL and Rodeo Communications, Inc.

Software License Agreement dated September 8, 1994 between Crown American Associates ("CAA") and Newmarket International, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Wireless Service Agreement dated October 10, 2002 between Holiday Inn, Atlanta and Cingular Wireless.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Orkin Pest Control Agreement between Orkin Exterminating Co., Inc. and Holiday Inn effective April 1, 2001.

Georgia Trane service Company Preventative Service Agreement between Comfort Inn and Georgia Trane Service Company dated June 4, 1996, as amended by a Service Agreement and Renewal Pricing accepted and agreed to June 23, 1999.

Fire Alarm and Life Safety Services Agreement between Mitec and Holiday Inn dated February 7, 2000.

Music Service Agreement between Muzak and Holiday Inn Atlanta Downtown dated August 12, 2003.

Exhaust System Cleaning between Besal Services, Inc. and Holiday Inn dated December 8, 2000.

Carpet Cleaning Agreement between Classic Commercial Services, Inc. and Holiday Inn Downtown as accepted and agreed to April 8, 2003.

Parking Agreement by and between SafeKey Parking, Inc. d/b/a AmeriPark and Holiday Inn Downtown Atlanta dated May 8, 2003.

Service Agreement between LF&Co. and Holiday Inn International dated June 12, 2003.

Agreement between Elevator Specialists, Inc. and Crown American Hotels, Comfort Inn Atlanta dated October 17, 1998.
--------------------------------------------------------------------------------
Beaver Falls Holiday Inn
------------------------

Guest Pay Agreement dated August 11, 2000 between Crown American Associates ("CAA") d.b.a. Beaver Falls Holiday Inn and LodgeNet Entertainment Corporation, as amended by Addendum to LodgeNet Guest Pay Agreement dated August 11, 2000, as amended by letter agreement dated February 14, 2002.

LodgeNet Free-to-Guest Agreement dated June 28, 2002 between Crown American Associates ("CAA") and LodgeNet Entertainment Corporation.

Service Agreement dated March 5, 2003 between Holiday Inn-Beaver Falls and Adelphia Business Solutions.

Post Warranty Service contract dated [ ] between Crown American Associates ("CAA") and Percipia, Inc.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Beaver Falls Holiday Inn and CTR Systems, Inc.

USA Today Order Form dated as of January 5, 2004 by Holiday Inn Beaver Falls and USA Today.

Waste Disposal and Recycling Proposal by Joseph J. Brunner, Inc. as accepted and agreed to by Holiday Inn dated November 25, 2003.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Entertainment Advertising Agreement between Holiday Inn of Beaver Falls and Ellwood City Ledger dated February 7, 2003.

Maintenance Agreement between Plantscape, Inc. and CAC dated July 17, 2002.

Commercial Service Agreement between TruGreen ChemLawn and Holiday Inn Beaver Falls as accepted and agreed to February 11, 2003.

Exclusive Directory Distribution Agreement effective January 18, 2004 by and between Verizon Directories Corp. and Holiday Inn of Beaver Falls.

Renewal Bulletin Contract between Lamar Companies and Crown Hotel Partners October 9, 2003 (Panel No. 7081).

Renewal Bulletin Contract between Lamar Companies and Crown Hotel Partners dated June 11, 2002 (Panel No. 50186).

Standard Agreement for Guard Services between Beaver Falls Holiday Inn and Firm Security Systems, Division of ServNet, Inc. dated April 2, 2003.

Travel Board Lease Agreement for Advertising Space dated March 24, 1995 between Travel Boards Leasing Company, a division of Travel Boards, Inc., and Holiday Inn - Beaver Falls, as amended by Addendum to Agreement for Advertising Space dated December 20, 1998.
--------------------------------------------------------------------------------
Bensalem Marriott Courtyard
---------------------------

Service Subscription Agreement dated [ ] between Courtyard Bensalem and STSN.

Master Services Agreement dated [ ] between Crown American Associates ("CAA") and STSN.

Service Agreement dated August 7, 2003 between Crown American Associates ("CAA") and Line Systems, Inc.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Bensalem Courtyard by Marriott and CTR Systems, Inc.

Renewal Bulletin Contract between Lamar Companies and Courtyard Bensalem dated May 13, 2002 (Panel No. 50075).

Travel Board Lease between Courtyard by Marriott and Travel Boards Leasing Company dated June 9, 1995, as amended by Addendum accepted and agreed to April 17, 1998.
--------------------------------------------------------------------------------
Charlotte Holiday Inn University
--------------------------------

ADVANTAGE Customer Service Agreement dated December 26, 2002 between Crown American Associates ("CAA") and US LEC of North Carolina, Inc.

Instant Entertainment Agreement dated September 19, 1997 between Crown American Associates ("CAA") and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated November 18,
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
1997, as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001.

Standard Maintenance Agreement dated July 14, 2003 between Holiday Inn Charlotte and Moore's Communications.

Computer Software End-User License Agreement dated November 18, 1999 between Crown Hotel Partners and Newmarket International, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Charlotte University Holiday Inn and CTR Systems, Inc.

Bulletin Display Contract between Adams Outdoor Display Advertising of Charlotte and Holiday Inn University dated February 3, 2004 (Bulletin No. 12217).

Specific Service Logo Signing Agreement between Crown American Hotels d/b/a Holiday Inn University and Specific Service (Logo) Signing Program of the North Carolina Department of Transportation (Contract 40010569) (undated).

[No original agreement] Letter Agreement amending original agreement between Holiday Inn University and Loss Prevention Services, Inc. dated December 12, 2003. (Base agreement identical to Contract for Security Services for Holiday Inn Airport dated January 24, 2000)
--------------------------------------------------------------------------------
Charlotte Holiday Inn (Airport)
-------------------------------

Post Warranty Service Contract dated [ ] between Crown Hotel Partners and Percipia, Inc., as modified by Rider to Services Agreement dated [ , 2002].

Master Services Agreement dated effective March 3, 2003 between Crown Hotel Partners and STSN, Service Subscription Form (Appendix A) dated August 26, 2003.

[No Original Agreement] dated [ ] between Crown Hotel Partners and LodgeNet Entertainment Corporation and Hotel, as amended by Addendum to LodgeNet Guest Pay Agreement dated April 4, 1999, as amended by Addendum to LodgeNet Guest Pay Agreement dated October 10, 1999. (Base agreement identical to Cumberland LodgeNet Guest Pay Agreement)

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Charlotte Holiday Inn (Airport) and CTR Systems, Inc.

Bulletin Display Contract between Adams Outdoor Display Advertising of Charlotte and Holiday Inn University dated November 21, 2002 (Bulletin No. 8727).

Bulletin Agreement between Douglas Displays and Crown Hotel Partners dated June 17, 2003, effective July 5, 2003. (Shared agreement with Charlotte University Holiday Inn).

Agreement for Display of Advertising between Charlotte Douglas International Airport and Holiday Inn Airport effective July 1, 2003.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Contract for Security Services between Loss Prevention Services, Inc. and Crown American Hotels, Inc. d/b/a Holiday Inn Airport dated January 24, 2000, as amended by letter agreement dated December 12, 2003 (unexecuted).
--------------------------------------------------------------------------------
Clarion Holiday Inn
-------------------

Agreement dated February 1, 1988 between The Clarion Holiday Inn and TCI of Pennsylvania, Inc., Grant of Easement dated June 3, 1988 from Clarion Holiday Inn to TCI of Pennsylvania, Inc.

Service Agreement dated April 16, 2003 between Clarion Holiday Inn and ATX Telecommunications Services, Ltd.

Instant Entertainment Agreement dated January 8, 1996 between Crown American and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated March 19, 1997, as amended by letter agreement dated August 28, 2001, as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001.

Standard Maintenance Agreement dated February 20, 2001 between Crown Hotel Partners and Moore's Communications.

Maintenance Agreement dated [ ] between Holiday Inn-Clarion and Roth Computer Register Co., Inc.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Clarion Holiday Inn and CTR Systems, Inc.

Advertising Agreement between Clarion County Broadcasting, Inc. and Clarion Holiday Inn dated February 6, 2004.

Advertising Agreement between Mega Rock 105.5 and Clarion Holiday Inn dated November 5, 2003.

Bulletin Contract between Clarion signs and Holiday Inn, dated January 2, 2002.

Renewal Bulletin Contract between Lamar Companies and Crown American Hotels dated September 19, 2002 (I-80 Clintonville/Emlenton W/F, MM 39).

Bulletin Contract between Lamar Companies and Crown American Hotels accepted and agreed to February 13, 2003 (I-80 1 MI E/O Stratnville Exit 70 E/F, MM 71).

Bulk Service Agreement with Valley Proteins, Inc. and Holiday Inn for Waste Kitchen Grease Removal Service dated January 10, 2000, as accepted and agreed to January 12, 2001.

Pest Elimination Services Agreement between EcoLab Pest Elimination Division and Holiday Inn - Clarion dated April 10, 2002.

Nuco, Inc. Bulk Co-Budget Plan Agreement between Nuco, Inc and Crown American Hotels Inc. dated [February 24, 1999].

Service Agreement between Superior Waste Services - DuBois and Holiday Inn of Clarion dated October 8, 2001, effective September 9, 2001.

Pennsylvania Department of Transportation Application for Annual Renewal of Outdoor Advertising Device
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Permit by Crown American Hotels (Hotel Div), as signed March 5, 2004 (Application No. 04307404).

Bulletin Contract between Lamar Companies and Crown American Hotels dated February 12, 2003, as accepted and agreed to February 13, 2003 (Panel No. 55007).

Renewal Bulletin Contract between Lamar Companies and Crown American Hotels dated September 19, 2002 (Panel No. 60164).

Renewal Bulletin Contract between Lamar Companies and Crown American Hotels dated March 7, 2002(Panel No. 60037).

Bulletin Contract between Clarion Signs and Holiday Inn dated January 1, 2002 (Permit No. 10-1293).

Contract for Displays dated March 4, 1998 between Holiday Inn, Inc. and USA Display, as amended by Addendum to Contract for displays between Holiday Inn, Inc. and USA Display assigning USA Display's interest to On-Site Leasing dated March 31, 2000.

Pennsylvania Logo Sign Agreement between Pennsylvania Logo Signing Trust and Holiday Inn Clarion dated July 7, 1988, please note Exhibit A, "Logo Program" was revised as of March 29, 2002.

Service Agreement between Holiday Inn of Clarion and Verizon dated May 23, 2001.

Music Services Agreement between Holiday Inn Clarion and Muzak Limited Partnership dated September 28, 1995.

Maintenance Agreement between Holiday Inn Clarion and Muzak Limited Partnership dated September 28, 1995.
--------------------------------------------------------------------------------
Cumberland Holiday Inn
----------------------

LodgeNet Free-to-Guest Agreement dated June 30, 2001 between Maryland Motel Management, Inc. and LodgeNet Entertainment Corporation, as amended by Contract Addendum to Lodgenet Free-to-Guest Agreement dated November, 29, 2001.

Guest Pay Agreement dated November 15, 2000 between Crown American Associates ("CAA") d/b/a Holiday Inn Cumberland, Cumberland, Maryland and LodgeNet Entertainment Corporation, as amended by Addendum to the LodgeNet Guest Pay Agreement dated November 15, 2000.

Standard Maintenance Agreement dated July 14, 2003 between Holiday Inn, Cumberland, Maryland and Moore's Communications.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Cumberland Holiday Inn and CTR Systems, Inc.

Renewal Bulletin Contract between Lamar Companies and Crown American dated March 10, 2004 (Panel No. 40011).

Bulletin Contract between Lamar Companies and CAC dated August 30, 2001 (Panel No. 1159).
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Renewal Bulletin Contract between Lamar Companies and CAA dated March 18, 2003 (Panel No. 40011).

Airport Advertising Contract dated 11/17/97 by and between Interspace Airport Advertising and Holiday Inn (Cumberland, MD).

--------------------------------------------------------------------------------

Durham Wyndham Garden
---------------------

Wyndham Hotels Site Agreement dated November 11, 2000 between Crown American Hotels ("CAA") and Hotelevision Inc.

Satellite Programming License and Equipment Lease dated June 24, 1999 between Crown American Associates ("CAA") d/b/a Wyndham Garden Hotel and World Cinema, Inc.

Master Services Agreement dated [ ] between Crown American Associates ("CAA") and STSN., Service Subscription form (Appendix A) dated May 30, 2003.

ADVANTAGE Customer Service Agreement dated August 7, 2003 between Durham Wyndham Garden and US LEC of North Carolina, Inc.

Instant Entertainment Agreement dated December 31, 1998 between Crown American Hotels d.b.a. WGH-Durham and SVI Systems, Inc., as amended by letter agreement dated August 28, 2001, as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Durham Wyndham Garden and CTR Systems, Inc.

Landscape Management Agreement dated as of 2/1/00 between Greenscape Inc. and Wyndham Gardens Hotel.

Fitroom Installation and Service Contract between Fitroom, LLC and Wyndham RTP, accepted and agreed to 1/17/02.

Maintenance Service Agreement between Facilities Maintenance, Inc. (FMI) and Wyndham Garden Hotel c/o Crown American Hotels, dated as of 9/18/98.

Specific Service Logo Signing Agreement between Wyndham Garden Hotel - Durham and Specific Service (Logo) Signing Program of the North Carolina Department of Transportation (Contract 400009984) (undated).

Specific Service Logo Signing Agreement between Wyndham Garden Hotel and Specific Service (Logo) Signing Program of the North Carolina Department of Transportation (Contract 400009980) (undated).

Agreement for Dover Master Maintenance Service between Raleigh-Durham Compri Hotel and Dover Elevator Company dated August 15, 1989, effective as of August 1, 1989.

Airport Advertising Agreement between Interspace Airport Advertising and Durham Wyndham Garden Hotel dated March 10, 2000.

--------------------------------------------------------------------------------

Frederick Holiday Inn
---------------------

LodgeNet Free-to-Guest Agreement dated July 23, 2002 between Crown American Associates ("CAA") d/b/a
--------------------------------------------------------------------------------

                                    Exhibit A

                                   (continued)

--------------------------------------------------------------------------------
Holiday Inn-Frederick and LodgeNet Entertainment Corporation, LodgeNet Free-to-Guest Agreement Fee Schedule dated July 23, 2002.

Agreement for Wireless Services dated December [ ], 2002 between Holiday Inn FSK Mall and Frederick Wireless, Inc.

Guest Pay Agreement dated April 12, 2000 between Crown American Associates ("CAA") and LodgeNet Entertainment corporation, as amended by Addendum to LodgeNet Guest Pay Agreement dated April 12, 2000.

Computer Software End-User License Agreement dated May 8, 1995 between Crown American Associates ("CAA") and Newmarket International, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Frederick Holiday Inn and CTR Systems, Inc.

Invoice for highway logo with the Maryland State Highway Administration dated November 12, 2003.

Service Agreement between Holiday Inn - Frederick and Waste Management of Montgomery County dated October 10, 1996.

Service Agreement between Holiday Inn and SimplexGrinnell dated November 26,
2002.

ATM Location Placement Agreement between Crown American Hotels and Nationwide Automated Systems, Inc. dated April 18, 2002.

Bioremediation Service Agreement between Holiday Inn and J.C. Company, Inc. dated November 27, 2001.

Service Agreement between Crown American and The Brickman Group, Ltd. as accepted and agreed to October 7, 2003.
--------------------------------------------------------------------------------

Frederick Holiday Inn Express
-----------------------------

LodgeNet Free-to Guest Agreement dated September 9, 2002 between Crown Partners d/b/a Holiday Inn Express-Frederick and LodgeNet Entertainment Corporation, LodgeNet Free-to-Guest Agreement Fee Schedule dated July 23, 2002.

Instant Entertainment Agreement dated September 11, 1997 between Crown American Corp. and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated January 13, 1998 and by letter agreement dated August 28, 2001 between Crown American Hotel Company and SVI Systems, Inc.

Computer Software End-User License Agreement dated May 8, 1995 between Holiday Inn Frederick and Newmarket Software Systems, Inc.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Bulletin Contract between Lamar Companies and Crown American Hotels dated December 6, 2002 (Panel No. 1012) (Id No. (I.D. #207-300726).
--------------------------------------------------------------------------------

                                    Exhibit A

                                   (continued)

--------------------------------------------------------------------------------

Greensburg Four Points
----------------------

Service Subscription Form dated [ ] between Crown Hotel Investments, LP (Greensburg Sheraton) and STSN.

Master Services Agreement dated [  ] between Crown Hotel Investments, LP and
STSN.

Service Agreement dated January 31, 2003 between Greensburg Four Points Sheraton and Adelphia Business Solutions.

Guest Pay Agreement dated [ ] between Crown Hotel Partners d/b/a Four Points Hotel by Sheraton and LodgeNet Entertainment Corporation, as amended by Extension of Term Addendum to LodgeNet Guest Pay Agreement dated January 21, 2001, as modified by letter agreement dated January 21, 2001.

Standard Maintenance Agreement dated February 20, 2001 between Crown Hotel Investments, L.P. and Moore's Communications.

Computer Software End-User License Agreement dated November 23, 1999 between Crown Hotel Investments, LP and Newmarket International, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.

Service Agreement dated November 1, 2003 between Crown Hotel Investments, L.P. and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Greensburg Four Points and CTR Systems, Inc.

Airport Advertising Contract between Interspace Airport Advertising and Four Points Sheraton Greensburg dated March 24, 1998.

Outdoor Bulletin Agreement dated 5/1/03 by and between Viacom Outdoor and Four Points Sheraton (Greensburg, PA).
--------------------------------------------------------------------------------

Harrisburg East Comfort Inn
---------------------------

LodgeNet Free-to-Guest Agreement dated April 20, 2002 between Crown American Associates ("CAA") and LodgeNet Entertainment Corporation.

Instant Entertainment Agreement dated September 27, 1995 between Harrisburg East Comfort Inn and SVI Systems, Inc., as amended by letter agreement dated August 28, 2001 between Crown American Hotel Company and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001.

Standard Maintenance Agreement dated February 20, 2001 between Crown American Associates ("CAA") and Moore's Communications.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Bulletin Contract between Lamar Companies and Crown American dated July 22, 2003(Space Contract #303967) and related commercial contract dated July 22, 2003 (I.D. No. 271754857).

Bulletin Contract between Lamar Companies and Crown American dated July 22, 2003, entered into August 7,
--------------------------------------------------------------------------------

                                    Exhibit A

                                   (continued)

--------------------------------------------------------------------------------
2003 (Panel No. 1268).

Renewal Bulletin Contract between Lamar Companies and Crown American dated July 22, 2002, entered into August 20, 2002 (Panel No. 1912).

License Agreement between Sebastian Brothers, Inc. and CAA dated November 6,
2000.

Outdoor Advertising Display Agreement dated 1/9/02 by and between APB Outdoor Advertising Company and Comfort Inn Harrisburg East.

Preventative Maintenance Program Agreement between Comfort Inn Harrisburg East and Commercial Industrial Laundry Service, Inc. dated April 29, 2003.

Maintenance Agreement between Comfort Inn and Otis Elevator Company as approved June 8, 2000.

Guest Pay Agreement dated April 20, 2002 between Crown American Associates ("CAA") and LodgeNet Entertainment Corporation, as amended by Addendum to the LodgeNet Guest Pay Agreement dated April 20, 2002, as amended by letter agreement dated April 20, 2002.
--------------------------------------------------------------------------------

Harrisonburg Four Points Hotel Sheraton
---------------------------------------

Service Subscription Form dated [  ] between Harrisonburg Sheraton and STSN.

Master Services Agreement dated [  ] between Crown Hotel Partners and STSN.

LodgeNet Guest Pay Agreement dated November 18, 2002 between Crown Hotel Partners and LodgeNet Entertainment Corporation.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Harrisonburg Four Points and CTR Systems, Inc.

Groundforce Ant Program Agreement between EcoLab Past Elimination Division and Four Points Sheraton for services to begin on 3/30/01.

Agreement for Complete Elevator Equipment Protection between General Elevator Company, Inc. and Sheraton Four Points dated 8/12/99.

Life Safety Service Agreement between Simplex Time Recorder and Four Points Sheraton dated October 17, 2001.

Commercial Contract between Lamar Companies and Crown American Hotels dated September 26, 2003, as accepted and agreed to September 30, 2003 (Panel No. 50587).

Renewal Bulletin Contract between Lamar Companies and Crown American Hotels dated December 27, 2002 (Panel No. 50587).

Airport Advertising Contract dated 3/27/98 by and between Interspace Airport Advertising and Sheraton Four Points Hotel Harrisonburg.

Participation Agreement for Travel Services (Logo) Signing Program between Crown American Hotels and
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Virginia Logos, Inc. dated November 8, 2001. (Harrisonburg Four Points).
--------------------------------------------------------------------------------

Indiana Holiday Inn
-------------------

Cable Television Service and Right of Entry Agreement dated December 18, 2001 between Crown Hotel Partners and Highland Video L.P. d/b/a Adelphia Cable Communications.

Commercial Cable Television Service Agreement dated January 1, 1998 between Holiday Inn Express and TWFanch-One Co. d/b/a CABLECOMM.

Commercial Cable Television Service Agreement dated February 1, 1998 between Holiday Inn and TWFanch-One Co. d/b/a CABLECOMM.

Service Agreement dated January 31, 2003 between Holiday Inn-Indiana and Adelphia Business solutions.

Standard Maintenance Agreement dated July 14, 2003 between Holiday Inn Indiana, Pa and Moore's Communications.

VCROCONTRACT dated [ ] between Crown Hotel Partners and Six Continents Hotels, Inc.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Indiana Holiday Inn and CTR Systems, Inc.

Lawn Services Agreement between David Milsop Lawn Care & Landscaping Services and Holiday Inn dated September 13, 2001 for landscaping services.

Lawn Services Agreement between David Milsop Lawn Care & Landscaping Services and Holiday Inn dated January 12, 2004 for landscaping maintenance services.

Lawn Services Agreement between David Milsop Lawn Care & Landscaping Services and Holiday Inn dated September 13, 2001 for snow removal services.

Standard Maintenance Agreement between Holiday Inn, Indiana, PA and Moore's Communication dated July 1, 2003.

Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Hotels dated November 18, 2003, accepted and agreed to November 23, 2003 (No. 3836).

Renewal Outdoor Bulletin Display Contract between Holiday Inn and PNE Media, LLC dated October [15], 2002, to commence January 1, 2003 (Market 1590).

Renewal Bulletin Contract between Lamar Companies and Crown American Corp. dated May 21, 2003 (Panel No. 10004).

Renewal Bulletin Contract between Lamar Companies and Crown American Corp. dated May 21, 2003 (Panel No. 10002).

Renewal Bulletin Contract between Lamar Companies and Crown American Corp. dated July 25, 2001 (Panel No. 01175).

Renewal Bulletin Contract between Lamar Companies and Crown American Corp. dated July 25, 2001 (Panel
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
No. 10001).

Bulletin Contract between Lamar Companies and Crown American Corp. dated July 23, 2001(Panel No. 10005).

Outdoor Bulletin Renewal Agreement between Tri-State Outdoor Media Group, Inc. and Crown American Hotels d/b/a/ Holiday Inn dated December 29, 2000.

Outdoor Bulletin Display Contract dated [DATE] by and between PNE Media (Ace Sign Services Division), LLC and Holiday Inn (Indiana, PA).
--------------------------------------------------------------------------------

Leesburg Holiday Inn
--------------------

Communications Service Agreement dated October 9, 1998 between Leesburg Holiday Inn and Benchmark Acquisition Fund I, L.P. d/b/a Cablevision of Loudoun.

Agreement for Grant of Easement dated October 9, 1998 between Holiday Inn Leesburg and Benchmark Acquisition Fund I, L.P. d/b/a Cablevision of Loudoun.

LodgeNet Guest Pay Agreement dated March 30, 2002 between Crown American Hotels and LodgeNet Entertainment Corporation, as amended by letter agreement dated March 30, 2002.

Computer Software End-User License Agreement dated September 5, 1997 between Crown American Hotels and Newmarket International, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Leesburg Holiday Inn and CTR Systems, Inc.

Snow Removal Services Agreement between Madigan Construction, Inc. and Leesburg Holiday Inn as accepted and agreed to November 19, 2003.

Landscape Management Contract between TruGreen LandCare and Holiday Inn Leesburg as accepted and agreed to March 25, 2003.

Arrivals On-Line Touch Screen Kiosk System Agreement dated 11/14/03 by and between Washington Flyer Magazine and Holiday Inn Leesburg, VA.
--------------------------------------------------------------------------------

Newport News Comfort Inn
------------------------

Bulk Telecommunications Services Agreement dated February 16, 2000 between Crown Hotel Partners and Cox Communications Hampton Roads, Inc.

Memorandum of Agreement dated June 20, 2000 between Crown Hotel Partners and Cox Communications Hampton Roads, Inc.

Instant Entertainment Agreement dated May 9, 1995 between Comfort Inn Newport News and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001 and by letter agreement dated August 28, 2001 between Crown American Hotel Company and SVI Systems, Inc.

Standard Maintenance Agreement dated February 20, 2001 between Crown Hotel Partners and Moore's
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Communications.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Technology Services Agreement and Software License dated May 29, 2003 between Crown Hotel Partners and Choice Hotels International, Inc.

Pest Elimination Agreement between Western Termite & Pest Control and Crown American - Comfort Inn dated August 17, 1988.

Valet Service Agreement between Mr. B's Professional Valet Service and Comfort Inn-Newport News dated April 1, 1990.

Customer Service Agreement between CHP and Sun Com (AT&T) dated December 12,
2000.

Subscription Wireless Agreement between CHP and Sun Com (AT&T) dated March 26, 2003.

Otis Maintenance Agreement between Otis Elevator Company and Comfort Inn dated November 1, 2001.

Participation Agreement for Travel Services (Logo) Signing Program between Comfort Inn and Virginia Logos, Inc. dated February 12, 2002 as accepted and agreed to February 14, 2002.

Service Agreement between Comfort Inn and Superior Disposal, Inc. dated March 29, 2004.

Airport Advertising Agreement between Interspace Airport Advertising and Comfort Inn dated [ ]
--------------------------------------------------------------------------------

Oak Ridge Comfort Inn
---------------------

Customer Service Agreement dated January 30, 2003 between Comfort Inn Oakridge and US LEC of Tennessee Inc.

Instant Entertainment Agreement dated July 13, 1995 between Comfort Inn and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated September 19, 2000, as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001 and letter agreement dated August 28, 2001.

Standard Maintenance Agreement dated February 20, 2001 between Crown Hotel Partners and Moore's Communications.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Technology Services Agreement and Software License dated May 29, 2003 between Crown Hotel Partners and Choice Hotels International, Inc.
--------------------------------------------------------------------------------

Pittsburgh Wyndham Garden Hotel
-------------------------------

Maintenance Agreement dated February 4, 2004 between Wyndham Garden Hotel and CBM Business Machines.

Bulk Service Agreement dated February 7, 2003 between Crown Hotel Partners by:
Crown American Hotels Co. and Comcast of
California/Ohio/Pennsylvania/Utah/Washington, Inc.

Grant of Easement dated February 7, 2003 between Crown American Hotels Co. and Comcast of
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
California/Ohio/Pennsylvania/Utah/Washington, Inc.

Customer Service Agreement dated August 28, 2003 between Wyndham Garden Hotel and US LEC of Pennsylvania Inc.

Agreement dated July 15, 1998 between Crown American Associates ("CAA") and GuestServe Networks, Inc., as amended October 7, 2003

Nondisclosure Agreement dated July 15, 1998 between Crown American Associates ("CAA") and GuestServe Networks, Inc., as amended by Amendment dated October 7, 2003.

Post Warranty Service Contract dated [ ] between Crown Hotel Partners and Percipia, Inc.

Rider to Services Agreement dated March 28, 2002 between Crown Hotel Partners and Percipia, Inc.

Computer Software End-User License Agreement dated October 6, 1997 between Crown American Hotels and Newmarket International, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Pittsburgh Wyndham Garden and CTR Systems, Inc.

Service Agreement between Wyndham Garden Hotel and BFI Waste Systems effective August 17, 1998.

Service Agreement between Wyndham Garden Hotels and Bev-O-Matic Company dated June 15, 1998.

Intelligent Electronic Systems Fire Alarm System Service/Maintenance Agreement between Wyndham Garden Hotel and Intelligent Electronic Systems dated October 14, 2003 (partially unexecuted).

Service Agreement between Crown American Hotels and Schindler Elevator Corporation dated March 12, 2001 (partially unexecuted).

Music Program Service Agreement between Wyndham Garden Hotel and Independence Communications, Inc. dated April 9, 1998 and accepted April 16, 1998.

Service Agreement between Wyndham Garden Hotel and Plantscape, Inc. dated April 23, 1999, as accepted and agreed to April 29, 1999 - Landscape Maintenance Contract.

Service Agreement between Wyndham Garden Hotel and BFI Waste Systems, Inc. dated June 18, 1998.
--------------------------------------------------------------------------------

Pottstown Comfort Inn
---------------------

Letter agreement dated January 20, 2004 between Pottstown Comfort Inn and
Comcast.

Instant Entertainment Agreement dated September 6, 1995 between Comfort Inn and SVI Systems, Inc., as amended by Addendum to the Instant Entertainment Agreement dated August 28, 2001, as amended by letter agreement dated August 28, 2001 between Crown American Hotel Company and SVI Systems, Inc.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Technology Services Agreement and software License dated May 29, 2003 between Crown American Associates ("CAA") and Choice Hotels International, Inc.

Independence Communications, Inc. Music Service Agreement dated August 18, 2000 by and between Independence Communications Inc. and Comfort Inn.

Preventative Maintenance Agreement dated October 17, 1989 between Comfort Inn and Westinghouse Elevator Company, a Division of Schindler Corporation, as rate is adjusted per letter dated December 1, 2003.

Letter Agreement between Competitor's Family Fitness Center, Inc. and Comfort Inn dated July 8, 2003, as accepted and agreed to July 10, 2003.

Simplex Building System Service Agreement between The Comfort Inn and Simplex Time Recorder Co. dated December 1, 1989.

Valley Fire Protection, Inc. Inspection, Test and Report to Comfort Inn, Pottstown, dated January 30, 2002.

Valley Fire Protection, Inc. Inspection for Comfort Inn, dated June 27, 1991.

Agreement between Audio Paging, Inc. and Daniel E. Loube, dated June 8, 2001 (Pager).

Waste Management Service Agreement between Waste Management of Eastern PA and Comfort Inn (unsigned) (garbage removal).

Fire Alarm System Services and Central Station Monitoring Contract between SimplexGrinnell LP and Comfort Inn dated March 22, 2004.

Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Hotels dated June 4, 2002 as accepted and agreed to June 7, 2002 (Panel No. 21288).

Security Services Agreement between St. Moritz Security Services, Inc. and Comfort Inn dated February 5, 2004.
--------------------------------------------------------------------------------

Uniontown Holiday Inn
---------------------

LodgeNet Free-to-Guest Agreement dated July 23, 2002 between Crown Hotel Partners and LodgeNet Entertainment Corporation, as amended by letter agreement dated July 23, 2002.

Service Agreement dated January 31, 2003 between Holiday Inn-Uniontown and Adelphia Business Solutions.

Guest Pay Agreement dated August 11, 2000 between Crown Hotel Partners and LodgeNet Entertainment Corporation, as amended by Addendum to LodgeNet Guest Pay Agreement dated August 11, 2000, as amended by Contract Addendum to LodgeNet Free-to-Guest Agreement dated June 27, 2003.

Standard Maintenance Agreement dated February 20, 2001 between Crown Hotel Partners and Moore's Communications.

Service Agreement dated November 1, 2003 between Crown Hotel Partners and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between Uniontown Holiday Inn and CTR Systems, Inc.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Hotels dated July 25, 2001 (No. 9022).

Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Corp. dated July 25, 2001 (No. 2839).

Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Corp. dated July 25, 2001 (No. 9036).

Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Corp. dated July 25, 2001 (No. 9072).

Renewal Poster or Poster Paper Contract between Lamar Companies and Crown American Corp. dated July 26, 2001 (No. 9065).

Security Guard Contract between Stephens' Investigative and Patrol Services, Inc. and Holiday Inn of Uniontown dated November 1, 2003.
--------------------------------------------------------------------------------

York Holiday Inn
----------------

Security Services Agreement between Schaad Detective Agency Inc. and Holiday Inn of York dated February 9, 2004.

LodgeNet Free-to-Guest Agreement dated August 12, 2001 between Crown American Associates ("CAA") (Holiday Inn York) and LodgeNet Entertainment Corporation.

Guest Pay Agreement dated August 12, 2001 between Crown American Associates ("CAA") and LodgeNet Entertainment Corporation, as amended by Addendum to the LodgeNet Guest Pay Agreement dated August 12, 2001.

Computer Software End-User License Agreement dated March 12, 1996 between Holiday Inn York Holidome and Newmarket Software Systems, Inc., as amended by Amendment to Newmarket International, Inc. Software License Agreement dated January 30, 2001.

Subscriber Agreement dated January 19, 2004 between Holiday Inn Holidome and Nextel.

Service Agreement dated November 1, 2003 between Crown American Associates ("CAA") and Zestra Communications.

Time and Attendance Maintenance Agreement dated [ ] between York Holiday Inn and CTR Systems, Inc.

Renewal Bulletin Contract between Lamar Companies and Holiday Inn dated February 9, 2004 (Panel No. 52014).

Renewal Bulletin Contract between Lamar Companies and Holiday Inn dated February 9, 2004 (Panel No. 52064).

Renewal Bulletin Contract between Lamar Companies and Holiday Inn dated February 9, 2004 (Panel No. 52065).

Painted Display Contract between Trone Outdoor Advertising and Crown American Hotels dated December 29,
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
2003 as accepted and agreed to February 17, 2004.

Bulletin Contract between Crown American Hotels and The Lamar Companies dated February 1, 2003 (Panel No. 1012)(I.D. No. 300726).

Service Agreement between York Holiday Inn and Coyne Textile Services dated May 1, 2003, as approved May 15, 2003.

Pennsylvania DOT dated [ ] Permit #08-5861) and (Permit #08-6480) (No written agreement. Evidence of permit Nos. obtained from accounts payable records). (Identical to Clarion, Pennsylvania DOT application # Application No. 04307404.
--------------------------------------------------------------------------------

Vendor Agreements
-----------------

Supply Chain Access Agreement dated May 15, 2002 between Crown American Hotels and Avendra, LLC, as amended by Addendum to the Crown American Supply Chain Access Agreement dated August 16, 2002, as amended by Letter of Termination dated January 19, 2004 terminating Avendra contract effective May 14, 2004.

Letter agreement dated September 24, 1999 between Crown American Hotels and Pepsi Bottling Group, as amended by letter agreement dated November 18, 1999.

Term Sale Gas Contract (No. 20020028S) between Snyder Brothers, Inc. and Crown American Hotels dated October 3, 2002, including Exhibit A, which is signed and agreed to as of October 14, 2002.

Natural Gas Agreement between Crown Energy Services, Inc. and Crown American Hotels dated January 16, 2001, and confirmation letter as acknowledged August 7, 2003.

Pepco Energy Service Confirmation Notice dated September 25, 2003.

Microsoft Volume Licensing Agreement and related terms and conditions.
--------------------------------------------------------------------------------

Trade Agreements
----------------

Advertising Trade-out Agreement by and between Performance Publishing Group and Holiday Inn Leesburg dated 6/11/03.

Application and Agreement for the Green Apple Trade Network by Wyndham Garden Hotel dated 10/1/98.

Development Office Agreement with Eastern Mennonite University by Sheraton Four Points Hotel, Harrisonburg, VA dated 1/28/04.

Motel/Hotel Trade-out Agreement with Sports Display, Inc. for the Comfort Inn, Newport News, VA dated __/11/03.

Advertising Agreement by and between Frederick Holiday Inn and Clipper Magazine dated 10/23/03.

Gold's Gym Reciprocal Trade Form by and between Summit Fitness, Inc. and Holiday Inn, University Executive Park, Charlotte, NC dated 12/17/03.

Harrisonburg Four Points (verbal agreement) - Hampton Inn overbooked meeting space in July 2003 and Four Points let Hampton Inn use its space in trade for sleeping rooms. As of February 2004, still owed sleeping rooms.
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Harrisonburg Four Points (verbal agreement) - local radio station had Christmas Social on December 12, 2003 in trade for radio advertising to be received during 2004.

Newport News Comfort Inn (verbal agreement with Bally's Total Fitness) - hotel guests, hotel employees (and their guests) may use Bally's facilities free of charge in exchange for complimentary rooms. Verbal agreement in effect for 10-12 years.

Letter Agreement between the Lytle Group Management Consultants and Crown American dated September 2, 2003 (Indiana, Holiday Inn).

Advertising Trade Agreement between Harrisonburg Four Points and Clear Channel Broadcasting Inc. dated March 12, 2004, signed [March 15, 2004].

Agreement between Harrisonburg Four Points and The Heritage Company dated [  ].
--------------------------------------------------------------------------------

Other Service Contracts
-----------------------

Equifax Welcome Check Warranty Agreement between Equifax Check Services, Inc. and CAA effective as of ___, 2001 accepted and agreed to June 8, 2001, as amended by Hospitality Industry Addendum to Welcome Check Warranty Agreement and by Full Stop Payment Warranty Addendum to Equifax Welcome Check Warranty Agreement.

Equifax Welcome Check Warranty Agreement between Equifax Check Services, Inc. and CHP effective as of ___, 2001 as accepted and agreed to June 8, 2001, as amended by Hospitality Industry Addendum to Welcome Check Warranty Agreement and by Full Stop Payment Warranty Addendum to Equifax Welcome Check Warranty Agreement.

Equifax Welcome Check Warranty Agreement between Equifax Check Services, Inc. and CHI effective as of ____, 2001, as accepted and agreed to June 8, 2001, as amended by Hospitality Industry Addendum to Welcome Check Warranty Agreement and by Full Stop Payment Warranty Addendum to Equifax Welcome Check Warranty Agreement.

Sales Agreement dated as of May 4, 1995 among Card Establishment Services, Inc., Bank of American Illinois and CAA (unexecuted copy by all parties).
--------------------------------------------------------------------------------

Third-Party Booking/Room Rate Agreements
----------------------------------------

Asheville Comfort Suites
------------------------

Confidential Rate Contract between Americantours International, Inc. and Comfort Suites - Biltmore Square Mall effective April 1, 2004

Bid Agreement between Corporate Lodging Consultants, Inc. and Comfort Suites dated October 10, 2001

Bid Agreement between Corporate Lodging Consultants, Inc. and Comfort Suites dated September 17, 2003, effective December 9, 2003

Piedmont Airlines Employee/Flight Crew Accommodations Lease Agreement between Piedmont Airlines and Comfort Suites dated as of February 7, 2002

Comair Flight Crew Housing Agreement between Crown American Hotels d/b/a/ Comfort Suites and Comair
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Air Lines, Inc. dated March 1, 2003

Continental Airlines/Comfort Suites Biltmore Square Mall Housing Agreement #030812203AVL between CAA d/b/a/ Comfort Suites - Biltmore Square Mall and Continental Airlines, Inc., Corporate Travel Services dated August 1, 2003, [as amended September 29, 2003][was this done?]

Atlanta Holiday Inn
-------------------

Show Agreement between AmericasMart Real Estate, LLC and Holiday Inn Atlanta Downtown dated 3/11/03, as amended February 12, 2003

2004/2005 F.I.T. Rate Agreement between AlliedTPro - East and Holiday Inn Atlanta Downtown (undated)

Rate Contract between Tourco and Holiday Inn Atlanta Downtown dated May 2, 2003 as agreed to August 18, 2003

Fit Rooms Agreement between Tourco and Holiday Inn Atlanta Downtown dated May 2, 2003 as agreed to August 18, 2003

Agreement between International Communications Industries Association, Inc. and Holiday Inn Atlanta Downtown for InfoComm International June 9-11, 2004 accepted and agreed to as of March 6, 2003

Group Sales Contract dated 12/14/01 by and between National Educational Computing Association and Holiday Inn Downtown (Atlanta, GA) for National Educational Computing Conference, June 21-28, 2007

Hotel Agreement dated 9/9/03 by and between Southern Forest Products Association and Holiday Inn Atlanta Downtown Hotel for Forest Products Machinery & Equipment Exposition, June 18-23, 2007

Agreement dated 2/20/04 by and between VNU Expositions and Holiday Inn Downtown (Atlanta, GA) for Medtrade Annual Convention, October 9-12, 2006

Hotel Contract dated 11/23/02 by and between International Woodworking Machinery and Furniture Supply Fair - USA and Holiday Inn Downtown Atlanta for International Woodworking Fair ("IWF 2006"), August 24-27, 2006

Hotel Confirmation/Agreement dated 9/27/02 by and between Hepco and Holiday Inn Atlanta Downtown for [CONVENTION TITLE], March 10-15, 2006

Official Hotel Contract dated 2/18/04 by and between U.S. Poultry & Egg Association and the Holiday Inn Downtown (Atlanta, GA) for the International Poultry Exposition, January 25-27, 2006

Hotel Confirmation/Agreement dated 1/30/03 by and between American Meteorological Society and Holiday Inn Atlanta Downtown for [CONVENTION NAME], January 27-February 4, 2006

Official Overflow Contract dated 7/9/03 by and between Produce Marketing Association and Holiday Inn Downtown (Atlanta, GA) for Produce Marketing Association Fresh Summit, November 6-8, 2005

Letter of Agreement dated 11/6/03 by and between National Federation for Catholic Youth Ministry, Inc. and Holiday Inn Atlanta Downtown for 2005 National Catholic Youth Conference, October 27-30, 2005

Agreement dated 2/20/04 by and between VNU Expositions and Holiday Inn Downtown (Atlanta, GA) for Medtrade Annual, October 17-21, 2005
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------

Hotel Agreement dated 8/26/03 by and between Southern Forest Products Association and Holiday inn Atlanta Downtown for 2005 Forest Products Machinery & Equipment Exposition, June 15-25, 2005

Hotel Agreement dated 12/11/01 by and between Girl Scouts of the USA and Holiday Inn Atlanta Downtown for [CONVENTION TITLE], October 3-11, 2005 as amended by Contract Addendum dated 10/20/03

Hotel Confirmation/Agreement dated 2/16/04 by and between United Church of Christ and Holiday Inn Atlanta Downtown for [CONVENTION TITLE] June 28-July 7, 2005

Convention Hotel Agreement dated 7/29/03 by and between National Baptist Convention USA, Inc. and Holiday Inn Atlanta Downtown for National Baptist Convention, September 5-9, 2005

Show Agreement dated 10/15/02 by and between AmericasMart Real Estate, LLC and Holiday Inn Atlanta Downtown for Atlanta International Area Rug Show, July 18-24, 2005

Hotel Confirmation/Agreement dated 11/20/03 by and between The National Glass Association and Holiday Inn Atlanta Downtown for GlassBuild America: the Glass, Window & Door Expo, March 15-27, 2005

Hotel Agreement dated 2/12/04 by and between TruServ and Holiday Inn Atlanta Downtown for TruServ's 2005 Spring Market, February 27-March 9, 2005 as amended by Addendum dated 2/12/04

Hotel Confirmation/Agreement dated 3/16/04 by and between Cheersport, Inc. and Holiday Inn Atlanta Downtown for [CONVENTION NAME], February 17-21, 2005

Official Hotel Contract dated 12/31/03 by and between U.S. Poultry & Egg Association and Holiday Inn Downtown for International Poultry Exposition, January 26-28, 2005

Show Agreement dated 3/11/03 by and between AmericasMart Real Estate, LLC and Holiday Inn Atlanta Downtown for 2005 Atlanta Gift & Home Furnishings Market January Show, January 9-20, 2005 as amended by Amendment Number 1 dated 3/11/03

Hotel Confirmation/Agreement dated 10/21/03 by and between American Mathematical Society and Holiday Inn Atlanta Downtown for Joint Mathematics Meeting January 2-10, 2005, as amended by Standard Joint Mathematics Meetings Clauses dated 10/21/03 [ADDENDUM IS MISSING PAGE(S)]

Hotel Confirmation/Agreement dated 1/26/04 by and between Tappi and Holiday Inn Atlanta Downtown for TAPPI Super Corr Expo, November 4-14, 2004

Hotel Contract dated 2/9/04 by and between EMS Productions, Inc. and Holiday Inn Atlanta for EMS Expo 2004, October 16-27, 2004

Official Hotel Contract dated 2/24/04 by and between American Society for Therapeutic Radiology and Oncology, Inc. and Holiday Inn Atlanta Downtown for 46th Annual Meeting, October 2-7, 2004 as amended by Amendment Number 1 dated 2/24/04

Show Agreement dated 6/25/02 by and between Decor Expo and Holiday inn Atlanta Downtown for 2004 Decor Expo Atlanta, September 9-13, 2004

Hotel Contract dated 12/5/02 by and between International Woodworking Machinery and Furniture Supply Fair-USA and Holiday Inn Downtown Atlanta for International Woodworking Fair ("IWF 2004"), August 26-29, 2004
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Hotel Contract dated 12/12/02 by and between Ancient Egyptian Arabic Order Nobles Mystic of North and South American and Its Jurisdictions, Inc. (AEAONMS) and Holiday Inn Atlanta Downtown for AEAONMS Annual Convention August 11-22, 2004

Group Sales Contract dated 2/10/04 by and between Joyce Meyer Ministries and Holiday inn Atlanta Downtown for [CONVENTION NAME] August 10-15, 2004

Hotel Confirmation/Agreement dated 3/23/04 by and between Bronmer Brothers and Holiday inn Atlanta Downtown for [CONVENTION NAME], August 11-18, 2004

Hotel Confirmation/Agreement dated 10/1/03 by and between Southern Nursery Association and Holiday Inn Atlanta Downtown for [CONVENTION NAME], August 9-16, 2004

Letter of Agreement dated 4/1/03 by and between American Bar Association and Comfort Inn Atlanta Downtown (now, Holiday inn Atlanta Downtown) for Annual Meeting August 5-11, 2004

Agreement dated 11/9/2001 by and between PartyLite Gifts, Inc. and Holiday inn Downtown (Atlanta, GA) for National Conference July 21-24, 2004

Show Agreement dated 4/25/03 by and between AmericasMart Real Estate, LLC and Holiday Inn Atlanta Downtown for 2004 Atlanta International Area Rug Show, July 11-14, 2004

Show Agreement dated 3/11/03 by and between AmericasMart Real Estate, LLC and Holiday Inn Atlanta Downtown for 2004 Atlanta Gift & Home Furnishings Market July Show, July 4-15, 2004 as amended by Amendment Number 1 dated 3/11/03

Hotel Contract dated 8/5/02 by and between CBA and Holiday Inn Downtown (Atlanta, GA) for 2004 CBA International Convention, June 28-July 1, 2004

Agreement dated 10/28/03 by and between T.D. Jakes Ministries/The Potter's House of Dallas, Inc. and Holiday Inn Atlanta Downtown for 2004 Mega Conference, June 20-28, 2004

Hotel Confirmation/Agreement dated 3/24/04 by and between National Minority AIDS Council and Holiday inn Atlanta Downtown for HIV Prevention Leadership Summit, June 14-20, 2004

Agreement dated 3/6/03 by and between International Communications Industries Association, Inc. and Holiday inn Atlanta Downtown for InfoComm International, June 9-11, 2004

Hotel Confirmation/Agreement dated 11/19/03 by and between US Taekwondo Union (as represented by the THS Company) and Holiday Inn Atlanta Downtown for U.S. Taekwondo Junior Olympics '04, June 27-July 6, 2004, as amended by Block Agreement dated 11/19/03

Hotel Confirmation/Agreement dated 11/19/03 by and between USA Volleyball Association (as represented by the THS Company) and Holiday Inn Atlanta Downtown for USA Open '04, May 25-June 1, 2004 as amended by Block Agreement dated 3/11/04

Group Sales Contract dated 11/16/01 by and between American Industrial Hygiene Association and Holiday Inn Atlanta for American Industrial Hygiene Conference and Exposition, May 6-14, 2004

Hotel Confirmation/Agreement dated 5/6/02 by and between Paperloop and Holiday Inn Atlanta Downtown for Paper Summit 2004, April 29-May 8, 2004
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------
Revised Contract dated 5/3/02 by and between Holiday inn Downtown (Atlanta, GA) and Americas' SAP Users' Group for Americas SAP Users Group 2003 Annual Conference and Vendor Fair, April 17-21, 2004

Hotel Confirmation/Agreement dated 11/26/03 by and between For Inspiration & Recognition in Science Technology ("FIRST") for First Robotics Championship Comp 2004, April 12-19, 2004

Tourico 2004/2005 FIT Contract between Tourico Holiday Flights and Holiday Inn Atlanta Downtown (undated)

Rate Agreement between FTI North America and Holiday Inn Atlanta - Downtown dated September 8, 2003, effective April 1, 2004

Contract Rates Agreement between Holiday Inn Atlanta Downtown and Gulliver's Travel Associates effective April 1, 2004, as accepted and agreed to September 30, 2003

2004/2005 Commission Renewal Contract between Holiday Inn Atlanta Downtown and Quickbook, Inc. dated October 2, 2003 for rates effective January 1, 2004

Hotel Contract between New World Travel Inc. and Holiday Inn Atlanta Downtown effective April 1, 2004 as accepted and agreed to July 2, 2003

Hotel Rates Agreement between STS Specialized Travel Systems, Inc. and Holiday Inn Atlanta Downtown for rates effective May 1, 2004 as accepted and agreed to July 24, 2003

Bensalem Marriott
-----------------

Agreement for Attraction Reseller Services (Commission Structure) Preferred Hotels and Other Attractions between Busch Entertainment Corporation (d/b/a Sesame Place) and Crown American Hotels dated January 1, 2004, as amended by Hotel Addendum (undated).

Charlotte Airport
-----------------

Standard Lodging Agreement between [LJK] Companies and Holiday Inn effective March 1, 2004

Rate Agreement between Northwest Airlink/Pinnacle Airlines Inc. and Holiday Inn Airport/CLT, effective November 1, 2003

Charlotte University
--------------------

Room Allotment Agreement between hotels.com and Holiday Inn University-Charlotte dated as of November 26, 2003

Property Agreement between Travelscape, Inc. d/b/a Expedia Travel and Holiday Inn Charlotte-University Hotel effective November 26, 2003

Durham Wyndham Garden
---------------------

US Airways Flight Crew/Employee Accommodation Lease Agreement between US Airways, Inc. and Crown American Hotels d/b/a RDU Wyndham Garden Hotel dated April 29, 2002, as amended by a certain Amendment dated December 12, 2003 [unexecuted copy]
--------------------------------------------------------------------------------

                                   Exhibit A

                                  (continued)

--------------------------------------------------------------------------------

Harrisonburg Four Points
------------------------

FIT/Tour Operator Agreement dated December 4, 2002 by and between CHP d/b/a Four Points Sheraton and Expedia Travel d/b/a Travelscape, Inc.

Newport News Comfort Inn
------------------------

Bid Agreement between Corporate Lodging Consultants, Inc. and Comfort Inn dated May 25, 2001 effective June 1, 2001

Bid Agreement between Corporate Lodging Consultants and Comfort Inn dated January 22, 2002, as amended by letter agreement dated December 17, 2003

Airtran Airways Agreement for Crew Room Accommodations between Airtran Airways and The Comfort Inn dated October 31, 2002

Pittsburgh Wyndham Garden
-------------------------

Room Allotment Agreement between Wyndham Garden Hotel University Place and hotels.com, as amended by addendum dated as of November 17, 2003

York Holiday Inn
----------------

Bid Agreement between Corporate Lodging Consultants, Inc. and Holiday Inn accepted and agreed to October 16, 2003

National Sales Accounts
-----------------------

Motor Coach Rooms Agreements between White Star Tours and Asheville Comfort Suites dated December 9, 2003

Guestroom Contract between Classic Reservation Service and Holiday Inn at Historic Carradoc Hall (Leesburg Holiday Inn) (unexecuted copy)

Rooms Agreement between East New York Kids Power and Newport News Comfort Inn dated December 8, 2003

Bid Agreement between Corporate Lodging Consultants, Inc. and Holiday Inn (Cumberland) dated April 7, 2003

Bid Agreement between Corporate Lodging Consultants, Inc. and Comfort Suites (Asheville) dated August 28, 2002
--------------------------------------------------------------------------------

                                                                       Exhibit B
                                                                       ---------

                                     FORM OF

                                  BILL OF SALE

BY THIS BILL OF SALE, for [Ten Dollars ($10.00)] cash and other good and valuable consideration, receipt of which is hereby acknowledged, [NAME OF SELLER], a [jurisdiction/entity] ("Seller"), does hereby sell, assign, convey, transfer and set over to [NAME, entity type and jurisdiction of Buyer] ("Buyer"), all of the FF&E and Inventory, as those terms are defined in that certain Agreement of Purchase and Sale for [Name of Hotel], between Seller and AP/APMC Partners, LLC, including, without limitation, all of the items and classes of tangible personal property described in Exhibit A attached hereto (and hereby made a part hereof), without warranty, express or implied, except that Seller shall warrant and defend unto Buyer and Buyer's successors and assigns title to such property against all persons claiming by, through or under Seller.

Seller further hereby covenants to execute and deliver such further instrument(s) as Buyer may hereafter request to evidence or confirm any of the sales made herein, in such form as Buyer may reasonably request and promptly upon Buyer's request therefor.


Dated: [insert date]                   [NAME OF SELLER], a [jurisdiction/entity]

                                       By:
                                             -----------------------------------
                                       Name:
                                             -----------------------------------
                                       Title:
                                             -----------------------------------

                                    EXHIBIT A

                           Tangible Personal Property

                                                                       Exhibit C
                                                                       ---------

                             [INTENTIONALLY OMITTED]

                                                                       Exhibit D
                                                                       ---------

                                     FORM OF

           AGREEMENT OF ASSIGNMENT AND ASSUMPTION OF ASSUMED CONTRACTS


THIS AGREEMENT OF ASSIGNMENT AND ASSUMPTION (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [NAME, entity type and jurisdiction of Buyer or nominee] ("Assignee"), on the other.

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement") for the [Name of Hotel] (the "Hotel"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer." All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

          B. In conjunction with the sale and purchase of the Hotel, the Purchase Agreement obligates Assignor to assign to Assignee, and Assignee to assume, the Assumed Contracts as defined in the Purchase Agreement including those contracts identified in the Schedule of Contracts attached hereto as Exhibit A, subject to the terms and conditions set forth in this Assignment.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Effective on the date hereof, Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, all of Assignor's rights in, under and to each of the Assumed Contracts and to all benefits and privileges hereafter arising or accruing to Assignor thereunder.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes all of the obligations and liabilities of Assignor under each of the Assumed Contracts arising or accruing on and after the date hereof.

     3. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     4. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     5. Counterparts. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     6. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

     7. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     8. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                          [NAME OF SELLER], a [jurisdiction/entity]


                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

ASSIGNEE:                          [NAME, entity, jurisdiction of Buyer nominee]


                                   By:
                                         ---------------------------------------
                                   Name:
                                         ---------------------------------------
                                   Title:
                                         ---------------------------------------

                                ACKNOWLEDGEMENTS
                                ----------------

STATE OF            )
                    ) ss.:
COUNTY OF           )

On _________________________, before me, _______________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

_____________________[SEAL]


STATE OF            )
                    ) ss.:
COUNTY OF           )

On _________________________, before me, _______________________, personally appeared _______________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal

_____________________[SEAL]


                                    ********

                                    EXHIBIT A

                              Schedule of Contracts

                                                                       Exhibit E
                                                                       ---------

                                     FORM OF

                                      DEEDS

                                  See attached.

                                    Maryland
                                    --------

     THIS DEED, Made this _______ day of ________, ____, by and between _____________________, Grantor, party of the first part and ______________,
Grantee, party of the second part.

     WITNESSETH, That in consideration of the sum of _________________, the actual consideration paid and other good and valuable considerations, the receipt of which is hereby acknowledged, the said party of the first part does grant and convey to the party of the second part, ______________________________, in fee simple, all that parcel of land situate in County/City, State of Maryland, and described as follows, that is to say:

              SEE LEGAL DESCRIPTION ATTACHED HERETO AS EXHIBIT "A".

     BEING subject to non-delinquent taxes and matters of record.

     BY the execution of this Deed, the party of the first part hereby certifies under the penalties of perjury that the actual consideration paid or to be paid, including the amount of any mortgage or deed of trust outstanding, is as hereinbefore set forth.

     TOGETHER WITH the buildings thereupon, and the rights, alleys, ways, waters, privileges, appurtenances and advantages thereto belonging, or in anywise appertaining.

     TO HAVE AND TO HOLD the described parcel of land and premises to the said party of the second part, its successors and/or assigns, in fee simple.

     AND the said party of the first part hereby covenants that it has not done or suffered to be done any act, matter or thing whatsoever, to encumber the property hereby conveyed; that it will warrant specially the property hereby granted; and that it will execute such further assurances of the same as may be requisite.

     WITNESS the name and corporate seal of said body corporate and the signature of ___________________ the ____________ President thereof.

WITNESS:                                  (GRANTOR)


______________________________________    BY: ____________________________(SEAL)
                                              Name:
                                              Title:

STATE OF MARYLAND,

CITY/COUNTY OF _________________, to wit:

     I HEREBY CERTIFY, That on this day of _____________, ____, before me, the subscriber, a Notary Public of the State aforesaid, personally appeared ____________________ who acknowledged himself to be the ___________________ of a corporation, and that he as such ____________________, being authorized so to do, executed the foregoing instrument for the purposes therein contained by signing in my presence, the name of the corporation by himself as such
___________________________.

     IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                          --------------------------------------
                                          NOTARY PUBLIC

My Commission Expires: _______________

THIS IS TO CERTIFY THAT THE WITHIN INSTRUMENT HAS BEEN PREPARED BY OR UNDER THE SUPERVISION OF THE UNDERSIGNED MARYLAND ATTORNEY.

                                                         -----------------------

RETURN TO:
---------

File No. _____________________________

  Certification of Exemption from Withholding Upon Disposition of Maryland Real
              Estate Affidavit of Residence or Principal Residence

Based on the certification below, Transferor claims exemption from the tax withholding requirements of Section10-912 of Maryland's Tax General Article.
Section 10-912 states that certain tax payments must be withheld when a deed or other instrument that affects a change in ownership of real property is recorded. The requirements of Section10-912 do not apply when a transferor provides a certification of Maryland residence or certification that the transferred property is the transferor's principal residence.

--------------------------------------------------------------------------------
                            1. Transferor Information
--------------------------------------------------------------------------------
Name of Transferor

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             2. Reason for Exemption
--------------------------------------------------------------------------------
Resident    [_]  I, Transferor, am a resident of the State of Maryland.
Status      [_]  Transferor is a resident entity under Section10-912(A)(4) of
                 Maryland's Tax General Article, I am an agent of Transferor, and I have authority to sign this document on Transferor's behalf.
--------------------------------------------------------------------------------
Principal   [_]  Although I am no longer a resident of the State of Maryland,
Residence        the Property is my principal residence as defined in IRC
                 Section121.
--------------------------------------------------------------------------------

Under penalty of perjury, I certify that I have examined this declaration and that, to the best of my knowledge, it is true, correct, and complete.

--------------------------------------------------------------------------------
                           3a. Individual Transferors
--------------------------------------------------------------------------------

______________________________________    ______________________________________
Witness                                   Name

                                          ______________________________________
                                          Signature

--------------------------------------------------------------------------------
                             3b. Entity Transferors
--------------------------------------------------------------------------------

______________________________________    ______________________________________
Witness/Attest                            Name of Entity


                                          By: __________________________________

                                          ______________________________________
                                          Name

                                          ______________________________________
                                          Title

--------------------------------------------------------------------------------

                          AFFIDAVIT AS TO TOTAL PAYMENT

The undersigned certify(ies) under the penalties of perjury, that the following is true to the best of my/our knowledge, information and belief, in accordance with Section 10-912(b)(2) of the Tax-General Article of the Annotated Code of Maryland, (the "Withholding Law"):

     1. That I am/we are the transferor(s), [or agent of the transferor(s) if so indicated], of that real property described in the accompanying deed.

     2. That I/we have examined the settlement statement prepared in connection with the transfer of the property and with respect to the determination of "total payment," stated below: (a) only my/our expenses arising out of the sale or exchange of the property have been deducted from the gross proceeds and (b) no "debts incurred in contemplation of sale" (meaning debts secured by a mortgage, deed of trust or other instrument on the property, having an effective date not more than 90 days before the sale) have been deducted from the gross proceeds.

     3. The amount of total payment for the real estate described in the accompanying deed is $_________.

DATED this ______ day of ____________, 20__.

WITNESS:                                  TRANSFEROR(S)

______________________________________    ______________________________________

______________________________________    ______________________________________

                                   EXHIBIT "A"

                                Legal Description

                                    Tennessee
                                    ---------

OWNER/RESPONSIBLE TAXPAYER:               THIS INSTRUMENT PREPARED BY:
______________________________________    __________________, Attorney
______________________________________    CROLEY, DAVIDSON & HUIE PLLC
______________________________________    1500 First Tennessee Plaza
Map ____ Group ____ Parcel ___________    Knoxville, Tennessee 37929
                                          File No.

                                  WARRANTY DEED

     THIS INDENTURE made as of this ____ day of ___________, 2004, between ________________, a ________ _____________ corporation, First Party, and
_________________________, a _____________ limited liability company, Second
Party:

                               W I T N E S S E T H

     THAT SAID FIRST PARTY, for and in consideration of the sum of TEN NO/100 ($10.00) DOLLARS, and other good and valuable consideration, to it in hand paid by said Second Party, the receipt of which is hereby acknowledged, has granted, bargained, sold and conveyed, and does by these presents grant, bargain, sell and convey unto Second Party, the real property described in Exhibit "A" attached hereto.

     THIS CONVEYANCE is made subject to non-delinquent taxes and any and all applicable restrictions, easements and building setback lines and other matters as are shown in the records of the Anderson County Register's Office;

with the hereditaments and appurtenances thereto appertaining, hereby releasing all claims therein, including homestead. TO HAVE TO HOLD the same unto the Second Party, its successors, representatives and assigns forever.

     AND said First Party, for itself and its successors, representatives and assigns, does hereby covenant with said Second Party, its successors, representatives and assigns, that it is lawfully seized in fee simple of the premises above conveyed and has full power, authority and right to convey the same, and that it will forever warrant and defend the said premises and the title thereto against the lawful claims of all persons claiming by, through or under the First Party; provided, however, this conveyance is made subject to the matters set forth herein.

     Whenever in this instrument a pronoun is used it shall be construed to represent either singular or plural, or the masculine, feminine or neuter gender, as the case may demand.

     IN WITNESS WHEREOF, the said First Party hereunder has caused this instrument to be executed as of the day and year first above written.

                                        NAME OF CORPORATION


                                        BY:
                                            ------------------------------------
                                        TITLE:

STATE OF ________________
COUNTY OF _______________

     PERSONALLY appeared before me, the undersigned authority, a Notary Public in and for said County and State, ____________________________, with whom I am personally acquainted, or proved to me on the basis of satisfactory evidence, and who, upon oath, acknowledged __self to be the ______________of _____________, the within named bargainor, a corporation, and that _he as such
_______________, being authorized so to do, executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by _self as ________________.

WITNESS my hand and official seal of office at ____________ County, _____________, this _____ day of _________, 200_.

                                        ________________________________________
                                        Notary Public


My Commission Expires: ____________

     I hereby swear of affirm that the actual consideration or true value of this transfer, whichever is greater, is $________________.

                                        ________________________________________
                                        Affiant

     Subscribed and sworn to before me this _____________ day of ___________, 200_.

                                        ________________________________________
                                        Notary Public

My Commission Expires: _______________

                                    EXHIBIT A

                          Description of Real Property

                                     Georgia
                                     -------

                              Limited Warranty Deed

STATE OF GEORGIA      )
                      )
COUNTY OF             )

     THIS INDENTURE, Made the _________ day of ______________, in the year two thousand ______________, between _____________ of the County of _____________, and State of Georgia, as party or parties of the first part, hereinafter called Grantor, and ___________________ as party or parties of the second part, hereinafter called Grantee (the words "Grantor" and "Grantee" to include their respective heirs, successors and assigns where the context requires or permits).

     WITNESSETH that: Grantor, for and in consideration of the sum of TEN DOLLARS ($10.00) AND OTHER VALUABLE CONSIDERATION in hand paid at and before the sealing and delivery of these presents, the receipt whereof is hereby acknowledged, has granted, bargained, sold, aliened, conveyed and confirmed, and by these presents does grant, bargain, sell, alien, convey and confirm unto the said Grantee all that certain land described in Exhibit "A" attached hereto, subject to non-delinquent taxes and matters of record.

     TO HAVE AND TO HOLD the said tract or parcel of land, with all and singular the rights, members and appurtenances thereof, to the same being, belonging, or in anywise appertaining, to the only property use, benefit and behoof of the said Grantee forever in FEE SIMPLE.

     AND THE SAID Grantor will warranty and forever defend the right and title to the above described property unto the said Grantee against the claims of all persons claiming by, through or under said Grantor.

     IN WITNESS WHEREOF, the Grantor has signed and sealed this deed, the day and year above written.

Signed, sealed and delivered in the
presence of:


                                          By  __________________________________

______________________________________
WITNESS

______________________________________    My commission expires: _______________

NOTARY PUBLIC

(Affix Notary Seal)

Return to:

GEORGIA REAL ESTATE TRANSFER TAX DECLARATION

PT 51 (Rev. 10/92)                                          (PLEASE PRINT OR TYPE)

-----------------------------------------------------------------------------------------------
SECTION A-SELLER'S INFORMATION               SECTION E-TAX COMPUTATION
-----------------------------------------------------------------------------------------------
1. NAME                                      1. Actual value of consideration
                                             received by seller (Fill out below
                                             only when actual value is not
                                             known)
-----------------------------------------------------------------------------------------------
                                             1a. Estimated fair market value of
                                             Real and Personal property conveyed
-----------------------------------------------------------------------------------------------
2. MAILING ADDRESS (STREET & NUMBER)
-----------------------------------------------------------------------------------------------
                                             2. Fair market value of Personal
                                             property only conveyed
-----------------------------------------------------------------------------------------------
3. CITY, STATE, ZIP CODE   4. DATE OF SALE
-----------------------------------------------------------------------------------------------
                                             3. Amount of Liens and Encumbrances
                                             not removed by transfer
-----------------------------------------------------------------------------------------------
                                             4. Net Taxable Value (1 or 1a minus 3)
-----------------------------------------------------------------------------------------------
SECTION B-BUYER'S INFORMATION
-----------------------------------------------------------------------------------------------
1. NAME                                      5. TAX DUE at 10CENTS per $100 or
                                             fraction thereof (Minimum $1.00)
-----------------------------------------------------------------------------------------------
2. MAILING ADDRESS FOR TAX NOTICES,          SECTION F-CERTIFICATIONS
BILLS, ETC. (STREET & NUMBER)
-----------------------------------------------------------------------------------------------
                                             SELLER: I hereby certify that all
                                             the items of information entered on
                                             this transfer form PT-61 are true
                                             and correct to the best of my
                                             knowledge and belief.

                                             Signature
                                                      ---------------------------   -----------
                                                      (Seller or Authorized Agent)     (Date)
-----------------------------------------------------------------------------------------------
3. CITY, STATE, ZIP CODE   4. INTENDED USE
                           [ ] [ ] [ ] [ ]
                            R   A   C   I
------------------------------------------------------------ ----------------------------------

-----------------------------------------------------------------------------------------------
SECTION C-PROPERTY INFORMATION
------------------------------------------------------------ ----------------------------------
                                             BUYER: I hereby certify that all information on
                                             this form is true and correct to the best of my
                                             knowledge and belief. I acknowledge that if the
                                             above property if taxable and is subdivided or
                                             improved during the year of this transfer, that I
                                             must return if for taxation the following year,
                                             but if there are no changes and I di not elect to
                                             file a return, I will be deemed to have returned
                                             the property at the same valuation as was finally
                                             determined for the year of this transfer. I
                                             further acknowledge that this form does not
                                             relieve me of the responsibility of filing a
                                             return for personal property or of applying for
                                             homestead or other exemptions.

                                             Signature
                                                      ----------------------------  -----------
                                                      (Seller or Authorized Agent)     (Date)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
1. LOCATION (STREET,              2. COUNTY
ROUTE, HWY. ETC.)
-----------------------------------------------------------------------------------------------
3. CITY (IF APPLICABLE)    4. MAP & PARCEL
                           NUMBER
-----------------------------------------------------------------------------------------------
5. ACRES    6. DISTRICT    7. LAND  8. SUB
                           LOT      LOT &
                                    BLOCK
-----------------------------------------------------------------------------------------------
                                             CLERK OF COURT: I hereby certify that the
                                             recording information in Section D is correct and
                                             that the tax due in Section E5 is computed
                                             correctly based upon the information supplied in
                                             Section E by the seller or authorized agent.

                                             Signature
                                                      ----------------------------  -----------
                                                      (Clerk or Deputy of Superior     (Date)
                                                                   Court)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
SECTION D-RECORDING INFORMATION
-----------------------------------------------------------------------------------------------
1. DATE    2. DEED PAGE    3. PLAT  PAGE
           BOOK            BOOK
-----------------------------------------------------------------------------------------------
                                          REVENUE COPY

                                    EXHIBIT A

                                      Land

                                 North Carolina
                                 --------------

--------------------------------------------------------------------------------


               Excise Tax                      Recording Time, Book and Page
--------------------------------------------------------------------------------
Tax Lot No. __________________       Parcel Identifier No. _____________________

Verified by ___________________   County on the ___ day of ______________, ____,

by ________________.

Mail after recording to _______________________________________________________.

This instrument was prepared by _______________________________________________.

Brief description for the Index _______________________________________________.

                      NORTH CAROLINA SPECIAL WARRANTY DEED

       THIS DEED made this ____ day of _____________, ____, by and between

--------------------------------------------------------------------------------
               GRANTOR                                   GRANTEE


--------------------------------------------------------------------------------
     Enter in appropriate block for each party: name, address, and, if appropriate, character of entity, e.g., corporation or partnership.

     ______________________________________________________________________

     The designation Grantor and Grantee as used herein shall include said parties, their heirs, successors, and assigns, and shall include singular, plural, masculine, feminine or neuter as required by context.

     WITNESSETH, that the Grantor, for a valuable consideration paid by the Grantee, the receipt of which is hereby acknowledged, has and by these presents does grant, bargain, sell and convey unto the Grantee in fee simple, all that certain lot or parcel of land situated in the City of ______________________, _____________________ Township, _____________________ County, North Carolina and
more particularly described on Exhibit "A" attached hereto, subject to non-delinquent taxes and matters of record:

     The property herein described was acquired by Grantor by instrument recorded in ___________________________________________________________________.

     A map showing the above described property is recorded in Plat Book _____ page _____.

     TO HAVE AND TO HOLD the aforesaid lot or parcel of land and all privileges and appurtenances thereto belonging to the Grantee in fee simple.

     And the Grantor covenants with the Grantee, that Grantor is seized of the premises in fee simple, has the right to convey the same in fee simple, that the title is marketable and free and clear of all encumbrances, except as set forth herein, and that Grantor has done nothing to impair such title as Grantor received, and Grantor will warrant and defend the title against the lawful claims of all person claiming by, through or under Grantor, except for the exceptions set forth or referenced herein.

     IN WITNESS WHEREOF, the Grantor has hereunto set his hand and seal, or if corporate, has caused this instrument to be signed in its corporate name by its duly authorized officers and its seal to be hereunto affixed by authority of its Board of Directors, the day and year first above written.

______________________________________    _______________________________ (SEAL)
         (Corporate Name)


By: __________________________________    _______________________________ (SEAL)
____________ President

ATTEST:                                   _______________________________ (SEAL)

______________________________________
__________ Secretary (Corporate Seal)

SEAL - STAMP         NORTH CAROLINA, ____________________ County. ______________
USE BLACK INK   I, a Notary Public of the County and State aforesaid, certify that ______________________________________ Grantor, personally appeared before me this day and acknowledged the execution of the foregoing instrument. Witness my hand and official stamp or seal, this _____ day of ____________, ____.
                My commission expires: _____________________.
                __________________________ Notary Public.

--------------------------------------------------------------------------------

SEAL - STAMP         NORTH CAROLINA, ____________________ County.
USE BLACK INK   I, a Notary Public of the County and State aforesaid, certify that ______________________________________ Grantor, personally appeared before me this day and acknowledged the execution of the foregoing instrument. Witness my hand and official stamp or seal, this _____ day of ____________, ____.
                My commission expires: _____________________.
                __________________________ Notary Public.

--------------------------------------------------------------------------------

The foregoing Certificate(s) of __ is/are certified to be correct. This instrument and this certificate are duly registered at the date and time and in the Book and Page shown on the first page hereof.

REGISTER OF DEEDS FOR ____________ COUNTY


By ________________________________ Deputy/Assistant-Register of Deeds.

                                    EXHIBIT A

                                      Land

                                  Pennsylvania
                                  ------------

     This Indenture Made this ___ day of _______, 2004.

     Between ________________________________________________________________

                        (hereinafter called the Grantor)

                                       and

________________________________________________________________________________

                        (hereinafter called the Grantee)

     Witnesseth That the said Grantor for and in consideration of the sum of ___________________ lawful money of the United States of America, unto him well and truly paid by the said Grantee and at or before the sealing and delivery hereof, the receipt whereof is hereby acknowledged, has granted, bargained and sold, released and confirmed, and by these presents does grant, bargain and sell, release and confirm unto the said Grantee, its successors and assigns:

     ALL THAT CERTAIN tract or parcel of land described in Exhibit "A" attached hereto.

     BEING the same premises which ___________________ by Deed dated _____________ and recorded __________________ in _________________ County in
Deed Book ________ page ________ conveyed unto _________________________.

     Together with all and singular the buildings improvements, ways, streets, alleys, driveways, passages, waters, water-courses, rights, liberties, privileges, hereditaments and appurtenances, whatsoever unto the hereby granted premises belonging, or in any wise appertaining, and the reversions and remainders, rents, issues, and profits thereof; and all the estate, right, title, interest, property, claim and demand whatsoever of the said Grantor, as well at law as in equity, of, in, and to the same.

     Under and Subject to non-delinquent taxes and all matters of record.

     To have and to hold the said lot(s) or piece(s) of ground above described with the buildings and improvements thereon erected hereditaments and premises hereby granted, or mentioned, and intended so to be, with the appurtenances, unto the said Grantee, its successors and assigns to and for the only proper use and behoof of the said Grantee, its successors and assigns, forever, under and subject to the matters hereinabove set forth.

     And the Grantor, for itself and its successors, hereby Warrants Specially the property conveyed hereby.

     [Add coal notice to deeds for western PA sites.]

     In Witness Whereof, the said Grantor has caused these presents to be duly executed dated the day and year first above written.

WITNESS:                                GRANTOR:


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------

-------------------------------
Name

STATE OF            )
                    )SS
COUNTY OF           )

On this, the _______ day of _______________, A.D 2004, before me, a notary public the undersigned officer, personally appeared _________________________ known to me (or satisfactorily proven) to be the person(s) whose name(s) is/are subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained.

In Witness Whereof, I hereunto set my hand and official seal.

                                        ________________________________________
                                        Notary Public

                                        My Commission Expires: _________________

                                      DEED

Grantor:


                                       TO

Grantee:

Certificate of Residence:
-------------------------

The address of the above named Grantee is:
___________________________________________
___________________________________________
___________________________________________

Certified by: _____________________________

                                    EXHIBIT A

                                      Land

                                    Virginia
                                    --------

                              SPECIAL WARRANTY DEED

     THIS DEED is made as of ___________________ (date), by and between ______________ (seller's name(s)), as Grantor(s) and ______________________
(buyer's name(s)), as Grantee(s). Grantee's address is ________________________:

     WITNESSETH:

     That for and in consideration of the sum of Ten Dollars ($10.00), cash in hand paid, and other good and valuable consideration, the receipt of which is hereby acknowledged, the Grantor(s) do(es) hereby grant and convey, with Special Warranty of Title, unto the Grantee(s) the property located in the County/City of ______________, Virginia and described on Exhibit "A" attached hereto (the "Property").

     This conveyance is made subject to non-delinquent taxes, and easements, conditions, restrictions and all other matters of record insofar as they may lawfully affect the Property.

     WITNESS the following signature(s) and seal(s):

                                        ________________________________________
                                        (Seal)

STATE OF VIRGINIA
County/City of _________________ to wit:

     The foregoing instrument was acknowledged before me this _____ day of ___________, ____, by ___________________________.


                                        ________________________________________
                                        Notary Public

My Commission expires: __________________________
This instrument was prepared by _________________

Tax Map Reference: ______________________________
Consideration: __________________________________
Mailing Address of Grantee: _____________________

     [Virginia Code Section 17.1-223 requires that before an instrument can be recorded in Virginia "the first page of the document "must bear" an entry showing the name of either the person or the entity who drafted the instrument, except that papers or documents prepared outside of the Commonwealth shall be recorded without such an entry."

     Capitalize entire name. Underscore surname (last name) only of individuals. Virginia Code Section 17.1-223. Indicate marital status of individual Grantor(s).

     CONSIDERATION: should be stated at top of first page. [If the recording is exempt from recording tax, the following language should be inserted at the top of the first page: TAX EXEMPTION PURSUANT TO CODE SECTION ___________.]

     Virginia Code Section 17.1-252 permits clerks to require that any deed or other instrument conveying or relating to an interest in real property bear in the left margin of the first page of the deed or other instrument the tax map reference number or numbers, or the parcel identification number (PIN) or numbers, of the affected parcel or parcels.

     If Grantor is a corporation or partnership, use appropriate acknowledgement as provided in Virginia Code Section 55-118.6.]

                                    EXHIBIT A

                                    Property

                                                                       Exhibit F
                                                                       ---------

                                     FORM OF

                               FIRPTA CERTIFICATE

To inform [name, entity, jurisdiction of Buyer or nominee] ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1954, as amended (the "Code"), will not be required upon the transfer of certain real property to Transferee by [NAME OF SELLER], a [jurisdiction/entity] ("Transferor"), the undersigned hereby certifies the following on behalf of
Transferor:

     1. Transferor is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder).

     2.   Transferor's U.S. employer identification number is _________________.

     3.   Transferor's office address is ______________________________________.

Transferor understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

Under penalty of perjury the undersigned declares that he/she has examined this Certification and to the best of his/her knowledge and belief it is true, correct and complete and that he/she has authority to sign this document on behalf of Transferor.

Dated: [insert date]                    [NAME OF SELLER],
                                        a [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                                                       Exhibit G
                                                                       ---------

                                     FORM OF

                   GENERAL ASSIGNMENT AND ASSUMPTION AGREEMENT

THIS ASSIGNMENT (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [NAME, entity type and jurisdiction of Buyer or nominee] ("Assignee"), on the other.

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement") for the [name of the Hotel] (the "Hotel"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer." All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

          B. In conjunction with the sale and purchase of the Hotel, the Purchase Agreement obligates Assignor to assign to Assignee all of the "Intangibles" (as such term is defined in the Purchase Agreement), subject to the terms and conditions set forth in this Assignment.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment and Assumption. Effective on the date hereof, Assignor hereby assigns, sets over and transfers to Assignee all of Assignor's rights (if any and to the extent transferable) in, under and to the following:

          (a) Permits. Each permit, certificate, license or other form of authorization or approval issued by a government agency or authority and legally required for the proper operation and use of the Hotel (including, without limitation, any certificates of occupancy with respect to the Hotel Improvements (as defined in the Purchase Agreement), elevator permits, conditional use permits, zoning variances and business licenses, but excluding liquor licenses) to the extent transferable with the Hotel.

          (b) Repair Warranties. Each written guaranty, warranty or other obligation for repair or maintenance, from any contractor, manufacturer or vendor, with respect to any of the Hotel improvements, furnishings, fixtures or equipment, to the extent assignable in connection with a sale of the Hotel.

          (c) Reservations. Each reservation, commitment or agreement for the use of guest rooms, conference rooms, dining rooms or other facilities in the Hotel, to the extent pertaining to periods from and after the date hereof ("Reservations").

          (d) Accounts. The Guest Ledger Accounts (as defined in the Purchase Agreement) and all other Accounts (as defined in the Purchase Agreement) of the Hotel, other than Excluded Accounts (as defined in the Purchase Agreement), set forth on Exhibit A hereto (collectively, "Assumed Accounts").

          (e) Records, Plans and Studies. On-site records, files and other written materials and electronic data pertaining to the operation of the Hotel, all existing plans and specifications for the Hotel improvements and any and all studies, analyses, reports and other such written materials or electronic data pertaining to the condition of the Hotel.

          (f) Other Intangibles. All other intangible personal property rights of whatever nature constituting part of the good will of the Hotel, except for "Leases" and "Contracts" (as defined in the Purchase Agreement) and rights which are expressly excluded from the sale of the Hotel under the Purchase Agreement.

Assignee accepts such assignment subject to all of the reservations, restrictions, limitations and other conditions applicable to Assignor's own use, exploitation and enjoyment of the Intangibles and hereby assumes all of the obligations and liabilities of Assignor, arising or accruing from and after the date hereof, with respect to each of the Marks, Permits, Reservations, Reservation Deposits and Assumed Accounts.

     2. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     3. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     4. Counterparts. This Assignment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument.

     5. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

     6. Binding Effect. This Assignment shall be binding upon and inure to the benefit of, respectively, Assignor and Assignee and their respective successors and assigns.

     7. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of Assignor hereby represents and warrants to Assignee that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                               [NAME OF ASSIGNOR],
                                        a [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


ASSIGNEE:                               [NAME OF ASSIGNEE],
                                        a [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                    EXHIBIT A

                                Assumed Accounts

                                                                       Exhibit H
                                                                       ---------

                                     FORM OF

                      GROUND LEASE ASSIGNMENT AND CONSENTS

Recording requested by and when
recorded return to:


______________________________________
______________________________________
______________________________________
Attn: ________________________________
________________________________________________________________________________
                                       Space above line for recorder's use

                        [FORM OF] GROUND LEASE ASSIGNMENT

THIS ASSIGNMENT OF GROUND LEASE is made as of [insert date], by and between Crown American Associates, a Pennsylvania business trust ("Assignor") and _________________________ ("Assignee").

                                    RECITALS
                                    --------

     A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement"), dated as of ___________, 2004, between Assignor and others, as "Seller," and [Assignee] [____________________________], as "Buyer"
for purchase of, inter alia, certain assets including, but not limited to, that certain hotel ("Hotel") having a street address of 4021 Union Deposit Road, Harrisburg, Pennsylvania, commonly known as the Comfort Inn, as more particularly described in the Purchase Agreement together with the leasehold interest of Assignors in and to the land described on Exhibit A attached hereto (the "Land").

     B. Assignor is the successor by merger to Crown American Corporation, a Pennsylvania corporation, the tenant under that certain ground lease for the real estate upon which the Hotel is situated with Amritlal N. Patel and Kantaben Patel, husband and wife ("Landlord") dated October 11, 1989, a memorandum of which was recorded October 13, 1989 in Record Book 1336, Page 5 of the Dauphin County Records, as Amended by Amendment of Lease dated October 24, 1989 (collectively, the "Ground Lease").

     C. All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

     NOW, THEREFORE, for good and valuable consideration, the adequacy and receipt of which are hereby acknowledged by Assignor, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Effective on the date hereof, Assignor hereby sells, assigns, transfers, grants and conveys unto Assignee all of the right, title and interest of Assignor under the Ground Lease:

          (a) In and to the land described on Exhibit A hereto, together with all easements and other rights appurtenant thereto (collectively, the "Land") and in and to the hotel and other improvements situated on the Land, including without limitation all of the right, title and interest of Assignor in and under the following:

               (i) that certain Ground Lease between Amritlal N. Patel and Kantaben Patel, husband and wife, as landlord, and Crown American Corporation, as tenant, dated October 11, 1989, a memorandum of which was recorded October 13, 1989 in Record Book 1336, Page 5 of the Dauphin County Records; and

               (ii) that certain Amendment of Lease between Amritlal N. Patel and Kantaben Patel, husband and wife, as landlord, and Crown American Corporation, as tenant, dated October 24, 1989.

          (b) In and to the fixtures appurtenant to the Hotel that comprise or constitute the heating, ventilation and air conditioning system, fire-protection system, security system and alarms servicing the Hotel, lighting fixtures and all additional fixtures appurtenant to the Hotel.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby accepts the foregoing assignment from Assignor of the above-described interests, without warranty, express or implied, except as set forth in the Purchase Agreement, and assumes all of the obligations and liabilities of Assignor thereunder, to the extent arising or accruing from and after the date hereof.

     3. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party, or to waive or abrogate any limits on liability specified in the Purchase Agreement, and none of such provisions in the Purchase Agreement shall be deemed to have merged into the assignment made by this Assignment.

     4. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     5. Counterparts; Recording. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Only Assignee, or its successor or assign, shall have the right to record this Assignment and Assignor shall not record any counterpart hereof.

     6. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the state where the Land is located and for all purposes shall be governed by and construed in accordance with such laws.

     7. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     8. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

              [The remainder of the page intentionally left blank]

     IN WITNESS WHEREOF, the Parties have caused this Assignment of Ground Lease to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

                                        ASSIGNOR:

                                        CROWN AMERICAN ASSOCIATES, a
                                        Pennsylvania business trust

                                        By:
                                             -----------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------


STATE OF ______________ )
                        ) ss.
COUNTY OF _____________ )

On ____________ ____, 2004, before me, the undersigned, a notary public in and for said State, personally appeared ___________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS MY HAND AND OFFICIAL SEAL.


Signature  ___________________________ [SEAL]

                                        ASSIGNEE:

                                        ________________________________, a

                                        __________________

                                        By:
                                            ------------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

STATE OF ______________ )
                        ) ss.
COUNTY OF _____________ )

On ____________ ____, 2004, before me, the undersigned, a notary public in and for said State, personally appeared ___________________________ personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS MY HAND AND OFFICIAL SEAL.


Signature  ___________________________ [SEAL]

                                    EXHIBIT A

                               DESCRIPTION OF LAND

                                   [to follow]

                                                                       Exhibit I
                                                                       ---------

                                  GROUND LEASES

                                   [ATTACHED]

                                    Exhibit I

                                  Ground Leases

-----------------------------------------------------------------------------------------------------
  No.     Location       Hotel Property                     Ground Lease Description
-----------------------------------------------------------------------------------------------------
1.      Pennsylvania  Harrisburg Comfort Inn  Lease Agreement between Amritlal N. Patel and Kantaben
                                              Patel, as landlord, and CAC (now CAA), as tenant, dated
                                              October 11, 1989, as amended October 24, 1989.
-----------------------------------------------------------------------------------------------------

                                                                       Exhibit J

                                 HOTEL PARCELS

                                   [ATTACHED]

                                                                      Beaver, PA

                                    EXHIBIT J

ALL THAT CERTAIN tract of land situate in the Borough of Big Beaver, County of Beaver, and Commonwealth of Pennsylvania, more fully bounded and described according to the plan thereof prepared by Daniel G. Baker, P.E. on August 19, 1991, and last revised on August 30, 1991, as follows, to-wit:

BEGINNING at a point in the centerline of a bituminous paved road known as Norwood Drive, also designated as Big Beaver Borough Road No. 680, said point being on the dividing line between land of Crown American Corporation and land now or formerly of Edward T. Kolch, et ux.: thence by the centerline of said Norwood Drive the following seven courses and distances: North 24DEG. 45' East, a distance of 296.00 feet; thence North 14DEG. 05' 30" East, a distance of 91.98 feet; thence North 10DEG. 03' 30" East, a distance of 100.00 feet; thence North 6DEG. 03' 00" East, a distance of 100.00 feet; thence North 2DEG. 02' 30" East, a distance of 100.00 feet; thence North 1DEG. 58' 00" West, a distance of 100.00 feet; thence North 5DEG. 41' 00" West, a distance of 64.31 feet to a point in the centerline of Norwood Drive on line dividing land of Crown American Corporation from land of Alex and Michael Szimkanich; thence by line of land of Alex and Michael Szirakanich, South 88DEG. 07' 00" East, a distance of 382.51 feet to a point in the centerline of Eastwood Drive being designated as Big Beaver Borough Road No. 694; thence by the centerline of said Eastwood Drive and by land now or formerly of Anthony Lorusso, South 35DEG. 33' 30" West, a distance of 294.51 feet to a railroad spike in the centerline of said Eastwood Drive on line dividing land of Crown American Corporation from land of Anthony Lorusso; thence by line of land of said Anthony Lorusso by a line running diagonally across said Eastwood Drive, South 27DEG. 33' East, a distance of
44.95 feet to a concrete monument on the eastern right of way line of Eastwood Drive; thence by line of land of Anthony Lorusso the following five courses and distances: South 88DEG. 15' East, a distance of 137.05 feet to a concrete monument; thence by same South 1DEG. 45' West, a distance of 11.00 feet to a brass pin; thence by same South 88DEG. 15' East, a distance of 23.00 feet to a brass pin; thence by same South 1DEG. 45' West, a distance of 5.00 feet to a brass pin; thence by same South 88DEG. 15' East, a distance of 49.29 feet to a brass pin on said dividing line and on the western right of way line of Big Beaver Boulevard, which is designated as Pennsylvania Legislative Route No. 77 and Pennsylvania Traffic Route No. 18; thence in a southerly direction by the western right of way line of Big Beaver Boulevard by a curve to the right having a radius of 6,815.50 feet for an arc distance of 161.42 feet to a point on the western right of way line of said Big Beaver Boulevard; thence in an eastwardly direction by a line crossing said highway and crossing the eastern right of way line of said highway and by the line of land (continued)

                                       J-l
now or formerly of Earnest L. Biagianti, et ux., South 88DEG. 15' East, a distance of 124.99 feet to a point where said line intersects the western right of way line of the Pittsburgh, Youngstown and Ashtabula Railroad Company; thence by the western right of way line of said Railroad Company, South 21DEG. 56' West, a distance of 14.85 feet to a point where the western right of way line of said Railroad Company intersects the eastern right of way line of Big Beaver Boulevard (Pennsylvania Legislative Route No. 77); thence, in a northerly direction by the eastern right of way line of Big Beaver Boulevard by a curve to the left having a radius of 6,935.50 feet, for an arc distance of 13.92 feet to a point on the eastern right of way line of said Big Beaver Boulevard; thence in a westerly direction by a line crossing said highway, North 88DEG. 15' West, a distance of 120.01 feet to a point on the western right of way line of Big Beaver Boulevard; thence in a southwardly direction along the western right of way line of said highway by a curve to the right having a radius of 6,815.50 feet, an arc distance of 293.23 feet to a point on the western right of way line of Big Beaver Boulevard where the same intersects the western right of way line of the Pittsburgh, Youngstown and Ashtabula Railroad Company, also said point being on the eastern right of way line of a forty (40) foot wide street having been reserved in prior deed; thence by the western right of way line of said Railroad Company and by the eastern right of way line of said forty foot wide street the three following courses and distances: South 33DEG. 17' West, a distance of 79.11 feet; thence by the same South 37" 37' West, a distance of
113.58 feet; thence by the same South 42DEG. 55' West, a distance of 48.07 feet to a point on the western right of way line of aforesaid Pittsburgh, Youngstown and Ashtabula Railroad Company on the dividing line between land of Crown American Corporation and land of Len B. Kemp, et ux.; thence by line of land of Len B. Kemp, et ux., North 85DEG. 07' 49" West, a distance of 260.89 feet to an iron pin at corner common to land of Crown American Corporation, land of Len B. Kemp, et ux. and land of Edward T. Kolch, et ux.; thence by line of land of Edward T. Kolch, et ux., the three following courses and distances: North 16DEG. 50' 23" East, a distance of 63.00 feet to an iron pin; thence by same North 88DEG. 02' .33" West, a distance of 81.10 feet to an iron pin; thence by the same North 65DEG. 15' West, a distance of 130.00 feet to a point in the centerline of bituminous road known as Norwood Drive (Big Beaver Borough Road No. 680), the place of beginning.

                                                                    Bensalem, PA

ALL THAT CERTAIN tract of land known and designated as Parcel Number 2-1-65-5 situate in the Township of Bensalem, County of Bucks and Commonwealth of Pennsylvania, also known as Lot Number 6 as shown on a map entitled "Revised Subdivision plan, Greenwood Square. Bensalem Township, Bucks County, Pennsylvania" prepared by Alpha Engineer Associates, Inc, dated October 23, 1986 and last revised January 6, 1987 and filed in the Bucks County Office of the Recorder of Deeds on October 27, 1987 in Plan Book 242, Page 29.

The above premises being further described as follows:

BEGINNING at an iron pin set, said iron pin being the northeasterly corner of Tax Parcel 2-1-65 now or formerly Greenwood Square Associates and along the southwesterly property line of Tax Parcel 2-33-2 now or formerly Continental Thoroughbred Racing Association, said iron pin set being the following course from a railroad spike found in the centerline of Richlieu Road (L.R. 09124), said iron pin set also being the beginning point as set forth in Deed Book 2739, Page 569; thence:

a) South 35DEG. 10' 03" East, a distance of 890.55 feet along said tax Parcel 2-1-65 now or formerly Greenwood Square Associates to the place of beginning.

1) South 35DEG. 10' 03" East, a distance of 482.22 feet along said Tax Parcel 2-33-2 now or formerly Continental Thoroughbred Racing Association and Eagle Downs Racing Association to an iron pin set; thence (2) South 62DEG. 26' 11" West, a distance of 472.00 feet along Tax Parcel 2-1-1 now or formerly William
F. Kalinowski to an iron pin set; thence (3) North 27DEG. 33' 49" West, a distance of 417.49 feet along Tax Parcel 2-1-65-4 now or formerly Greenwood Square Associates to an iron pin set; thence (4) North 38DEG. 26' 11" East, a distance of 148.62 feet along said Tax Parcel 2-1-65 now or formerly Greenwood Square Associates to an iron pin set; thence (5) North 62DEG. 25' 42" East, a distance of 272.42 feet along the same to the point and place of beginning

BEING County Tax Parcel Number 2-1-65-5.

BEING the same premises which Bucks County Industrial Development Authority and Greenwood Square Associates, a Pennsylvania limited partnership by deed dated December 1, 1987 and recorded December 1, 1987 in the Office for the Recorder of Deeds in and for the County of Bucks, Commonwealth of Pennsylvania in Deed book 2789, Page 569, granted and conveyed unto Crown American Corporation, a Pennsylvania corporation, its successors and assigns, in fee.*

Together with Easement Rights for ingress and utility rights to a public street as contained in Deed Book 2516, Page 574 and Deed Book 2789, Page 660.

*The said Crown American Corporation merged into Crown American Associates, a Pennsylvania business trust by Articles of Merger filed on August 17, 1993.

                                                                     Clarion, PA

PARCEL I: ALL that certain piece or parcel of land situate in the Township of Monroe, County of Clarion and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the easterly right of way of State Highway Route 68 at its intersection with the northerly right of way line of Sheridan Road, and being the southwest corner of the herein described tract; thence along the right of way of State Highway Route 68 as described in Deed Book Volume 358, page 281 the following courses and distances: North 15DEG. 2' 00" East, a distance of
139.00 feet; thence North 22DEG. 53' 00" East, a distance of 101.00 feet; thence North 12DEG. 47' 00" East, a distance of 94.00 feet; thence North 01DEG. 58' 35" West, a distance of 205.95 feet; thence North 74DEG. 47' 00" West, a distance of
19.50 feet to a point on the old centerline of State Highway Route 68; thence along centerline North 15DEG. 13' 00" East, a distance of 76.75 feet to a point on the south right of way of Kane Drive; thence along said south right of way the following courses and distances: South 76DEG. 30' 00" East, a distance of 35,00 feet; thence along a curve to the left having a radius of 146.22 feet for an arc distance of 59.18 feet; thence North 80DEG. 18' 38" East, a distance of
3.46 feet; thence along a curve to the right having a radius of 146.22 feet for an arc distance of 59,18 feet; thence South 76DEG. 30' 00" East a distance of
387.56 feet; thence leaving said south right of way of Kane Drive, North 12DEG. 24' 00" East, a distance of 20.00 feet to a point in Kane Drive; thence through said Kane Drive, South 76DEG. 30' 00" East, a distance of 13.55 feet to a point on the westerly right of way of Sheridan Drive; thence along said west right of way line of Sheridan Drive the following courses and distances: South 12DEG. 24' 00" West, a distance of 126.43 feet; thence South 22DEG. 30' 00" West, a distance of 206.84 feet; thence South 43DEG. 54' 00" West, a distance of 67.00 feet; thence South 55DEG. 10' 00" West, a distance of 307.63 feet; thence North 85DEG. 03' 00" West, a distance of 235.22 feet to the point of beginning.

PARCEL II: TOGETHER with the perpetual non-exclusive right, privilege, and liberty to use the 50 foot wide right of way adjacent to the southerly and easterly boundaries of the premises for ingress and egress from and to the premises by pedestrian and vehicular traffic and for the installation, maintenance and replacement of utility, drainage, and sanitary sewer facilities under, over and upon or through said right of way, which rights shall end, automatically, if, as, and when said right of way shall become a public street or road, as set forth in deed from James A. Mays and Esther S. Mays, his wife, to Clarion Holding Corporation, a Pa. corporation, dated May 15, 1972 and recorded May 17, 1972 in Deed Book Volume 218, page 186.

RESERVING, nevertheless, unto Clarion Holding Company, their successors and assigns, the right to dedicate said right of way or any portion thereof to Monroe Township or any other appropriate public body or authority, as set forth in deed from James A. Mays and Esther S. Mays, his wife, to Clarion Holding Corporation, a Pa, corporation, dated May 15, 1972 and recorded May 17, 1972 in Deed Book Volume 218, page 186.

Map No. 19-03.0-029-000

Being the same premises which Crown American Associates by Deed dated May 3, 1999 and recorded May 6, 1999 in Clarion County in Book 511, Page 1008 conveyed unto Crown Hotel Partners, in fee.

                                                                  Harrisburg, PA

ALL THOSE CERTAIN four (4) tracts of land situated in Lower Paxton Township, Dauphin County, Pennsylvania, being more particularly described in a survey by Statler-Brehm, dated June 14, 1989, and described as follows:

TRACT NO. 1: BEGINNING at a point along the north side of Peiffer's Lane, being the southeast corner of Lot No. 2 on the Plan of Lots of Chester C. Weber and Charlotte V. Weber, recorded June 18, 1980 in the Recorder's Office in and for Dauphin County in Plan Book I, Volume 3, Page 85, and being the southwest corner of a portion of the right of way known as Peiffer's Lane (T-392) marked "To Be Vacated" on said plan of lots and more specifically described as Tract No. 3 herein, from thence along the northern right of way line of Peiffer's Lane, the following course and distance: South 83DEG. 10' 45' West, a distance of 252.87 feet to a point; thence along the lands now or formerly of McDonald's Corporation, North 23DEG. 57' 52" West, a distance of 208.60 feet to a point along the right of way line of Union Deposit Road (S.R. 3020), being limited access right of way; thence along said right of way line the following course and distance: North 85DEG. 29' 33" East, a distance of 250.40 feet to a point; thence along Old Peiffer's Lane, now Tract No. 3 herein, the following course and distance: South 25DEG. 33' 06" East, a distance of 199.80 feet to the place of BEGINNING.

TRACT NO. 2: BEGINNING at a point on the former eastern right of way line of Peiffer's Lane, now Tract No. 3, said point being the southwest corner of Tract No. 4 herein; thence North 73DEG. 48' 10" East, a distance of 143.12 feet to a point along the western right of way line of the entrance ramp to Interstate 83; thence along said right of way line the following courses and distances: South 46DEG. 17' 33" East, a distance of 20.74 feet to a point; thence along said right of way line, South 41DEG. 01' 33" East, a distance of 160.45 feet to a point of curvature, said curve to the right having a chord bearing of South 32DEG. 33' 01" East, and a chord distance of 36.17 feet, a radius of 1352.69 feet and an arc length of 36.17 feet to a point; thence along the boundary of lands now or formerly of Harry C. Nye, Jr. and Mary E. Nye, South 57DEG. 33' 07" West, a distance of 81.00 feet to a point; thence along the boundary of lands now or formerly of Mary E. Pae, North 24DEG. 24' 16" West, a distance of 88.00 feet to a point; thence along said boundary, South 66DEG. 00' 24" West, a distance of 112.12 feet to a point along the right of way line of Peiffer's Lane (T-392); thence along said right of way line, North 25DEG. 38' 06" West, a distance of 32.40 feet to a point; thence along said right of way line, South 83DEG. 10' 45" West, a distance of 5.28 feet (continued) to a point along the former eastern right of way line of Peiffer's Lane, now Tract No. 3 herein; thence along Tract No. 3, North 25DEG. 33' 06" West, a distance of 117.78 feet to the place of BEGINNING.

TRACT NO. 3: BEGINNING at a point along the north side of Peiffer's Lane, being the southeast corner of Lot No. 2 on the Plan of Lots of Chester C. Weber and Charlotte V. Weber, recorded June 18, 1989 in the Recorder's Office in and for Dauphin County in Plan Book I, Volume 3, Page 85; thence along the northern right of way line of Peiffer's Lane, North 25DEG. 29' 33" East, a distance of
199.80 feet to a point along the southern right of way line of Union Deposit Road (S.R. 3020); thence along said right of way line, North 85DEG. 29' 33" East, a distance of 42.86 feet to a point being the northwest corner of Tract No. 4 described herein; thence along the boundary of Tract No. 4 and Tract No. 2, South 25DEG. 33' 06" East, a distance of 205.97 feet to a point along the northern right of way of Peiffer's Lane; thence along said right of way, South 83DEG. 10' 45" West, a distance of 42.24 feet to the place of BEGINNING.

TRACT NO. 4: BEGINNING at a point on the former eastern right of way line of Peiffer's lane, now Tract No. 3, being the northwest corner of Lot No. 3 of the Plan of Lots of Chester C. Weber and Charlotte V. Weber, recorded June 18, 1980, in Plan Book I, Volume 3, Page 85; thence along said boundary of Tract No. 3, the following course and distances: North 25DEG. 33' 06" West, a distance of
88.19 feet to a point along the southern right of way line of Union Deposit Road (S.R. 3010); thence along the said right of way line, North 85DEG. 29' 33" East, a distance of 127.98 feet to a point of intersection between the southern right of way line of Union Deposit Road (S.R. 3020) and the western right of way line of the Interstate 83 entrance ramp; thence along said right of way line, South 46DEG. 17' 33" East, a distance of 61.48 feet to a point, being the northeast corner of Tract No. 2 described herein; thence along the boundary of Tract No. 2, South 73DEG. 48' 10" West, a distance of 143.12 feet to the place of BEGINNING.

                                                                     Indiana, PA

ALL THAT CERTAIN lot, piece or parcel of land situate in the Township of White County of Indiana and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point at the intersection of the centerline of the former Legislative Route No. 32046 with the eastern right of way line of the former Legislative Route No. 68 (Old Traffic Route No. 119); thence along the eastern right of way line of Legislative Route No. 68 North 3DEG. 10' 00" East, 420.00 feet to a point; thence by other lands of Crown American Corporation, of which this tract of land was formerly a part, South 86DEG. 50' East, 40.00 feet to a point; thence through same lands South 03DEG. 10' 00" West, 2.00 feet to a point; thence through same lands South 86DEG. 50' 00" East, 525.30 feet to an iron pin on line of lands of Joseph Lebrato; thence along line of land of Joseph Lebrato South 3DEG. 30' 00" West, 485.40 feet to a point in the centerline of former Legislative Route No. 32046 and adjoining lands now or formerly of Alex Bennett and Floyd Scott; North 80DEG. 00' 00" West, 566.50 feet to the place of BEGINNING.

BEING known as Parcel D of the Crown American Corporation Plan of Lots, recorded in Plan Book Volume 5, Page 107.

                                                                  Pittsburgh, PA

All that certain parcel of land, being Lots 3 and 4 in the McKee Place Plan of Lots, situate in the 4/th/ Ward, City of Pittsburgh, Allegheny County, Pennsylvania, more particularly bound and described as follows:

Beginning at a point at the intersection of the southwesterly right of way line of McKee Place, 60.07 feet wide, and the southeasterly right of way line of Forbes Avenue, 60.07 feet wide; thence from said point of beginning by the southwesterly right of way line of McKee Place S 43 31' 30" E a distance of
150.25 feet to a point on the northwesterly right of way line of Iroquois Way,
20.02 feet wide; thence by the northwesterly right of way line of Iroquois Way S 46 29' 40" W a distance of 100.10 feet to a point on the line dividing Lots 2 and 3 in the McKee Place Plan of Lots as recorded in the Office of the Recorder of Deeds of Allegheny County, Pennsylvania, in Plan Book Volume 12, Page 184; thence by the line dividing Lots 2 and 3 in said McKee Place Plan of Lots N 43 31' 50" W a distance of 150.25 feet to a point on the southeasterly right of way line of said Forbes Avenue; thence by the southeasterly right of way line of said Forbes Avenue N 46 29' 40" E a distance of 100.11 feet to a point on the southwesterly right of way line of said McKee Place, at the point of beginning.

BEING designated as Block 28-F, Lot 219 in the Deed Registry Office of Allegheny County, Pennsylvania.

The legal description set forth above was prepared by The Gateway Engineers, Inc., ALTA/ACSM Land Title Survey dated July, 1997, last revised April 26, 1999, Drawing No. 39,663.

                                                                   Pottstown, PA

ALL THAT CERTAIN lot or piece of ground situate in Pottstown Borough, Montgomery County, Pennsylvania, bounded and described according to Plan of Subdivision of Lots 1A and 1B Tri-County Business Campus prepared by Robert H. Kinney, Jr. Associates, Inc., dated February 18, 1988 said plan being recorded in Plan Book A-49, Page 56 as follows, to-wit:

BEGINNING at a point on the southwesterly right of way line of Robinson Street said point of beginning being a corner of lands now or late of Brookside Road Associates (Perkins); thence extending from said point of beginning along the southwesterly right of way line of Robinson Street, North 37DEG. 34' 43" East,
240.00 feet to a point a corner of Lot 13 as shown on the above mentioned plan; thence extending along the same, North 86DEG. 31' 04" East, 232.86 feet to a point in line of land now or late of the Reading Railroad; thence along said South 01DEG. 29' 03" East, 216.31 feet to a point on the northwesterly line of LR 100; thence extending along the same, South 41DEG. 59' West, 225.67 feet to a point a corner of land now or late of Brookside Road Associates (Perkins); thence extending along the same, North 52DEG. 25' 17" West, 294.56 feet to the first mentioned point and place of BEGINNING.

Containing in area 2.2 acres.

BEING Lot 1A as shown on the above mentioned plan.

BEING Assessment Parcel Number 16-00-24718-37-6.

BEING the same premises which Montgomery County Industrial Development Authority and Tri-county Business Campus. Joint Venture by deed dated November 21, 1988 and recorded in Montgomery County Deed Book 4894, Page 622, conveyed unto Crown American Corporation, its successors and/or assigns, in fee. The said Crown American Corporation merged into Crown American Associates, a Pennsylvania business trust by Articles of Merger filed August 17, 1993.

                                                                   Uniontown, PA

PARCEL ONE:
ALL that certain lot, piece or parcel of land situate in the Township of North Union, County of Fayette and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point in U.S Route 40 which is North 46DEG. 37' 50" West, a distance of 505.72 feet from the point of beginning of the larger tract of which this is a part; thence from said point along the centerline of U.S. Route 40, North 46DEG. 37' 50" West, a distance of 65.00 feet to a point; thence leaving said road through the larger tract of which this is a part, North 41DEG. 39' East, a distance of 326.87 feet to a point; thence by the same, North 46DEG. 37' 50" West, a distance of 505.00 feet to a point; thence by the property of Fayette County, North 41DEG. 39' East, a distance of 615.58 feet to a point; thence by the same, South 80DEG. 50' 10" East, a distance of 686.58 feet to a point; thence by the property of the Sisters of Saint Basil the Great, South 4DEG. 34' West, a distance of 370.00 feet to a point; thence by the property of Null Land, Inc., the following four courses and distances: North 80DEG. 50' 10" West, a distance of 213.36 feet to a point; thence South 43DEG. 22' 10" West, a distance of 339.88 feet to a point; thence North 46DEG. 37' 50" West, a distance of 25.00 feet to a point; thence South 43DEG. 22' 10" West, a distance of 579.87 feet to a point in U.S. Route 40, the place of beginning.

PARCEL TWO:
ALL that certain lot, piece or parcel of land situate in the Township of North Union, County of Fayette and Commonwealth of Pennsylvania, bounded and described as follows:

BEGINNING at a point on the centerline of U.S. Highway Route 40 at the corner of land now or formerly of the Fayette County Institution District; thence along said line of the Fayette County Institution District North 41DEG. 39' 00" East a distance of 284.09 feet to the southwest corner of other land of Crown American Corporation; thence along said line of land of Crown American Corporation South 46DEG. 37' 50" East a distance of 505.00 feet to a point; thence along said other land of Crown American Corporation South 41DEG. 39' 00" West a distance of
326.87 feet to a point on the centerline of U.S. Highway Route 40, aforesaid; thence along said centerline of said U.S. Highway Route 40, North 46DEG. 37' 50" West a distance of 111.30 feet to a point; thence along the same by the arc of a circle curving to the right having a radius of 1910.08 feet and an arc distance of 397.81 feet to the place of beginning.

                                                                        York, PA

PARCEL I:

ALL THAT CERTAIN piece or parcel of land situate in West Manchester Township, York County, Pennsylvania, bounded and described as follows:

BEGINNING at a point on the southern right of way line of Loucks Road (Legislative Route 66041) and the eastern right of way line of Haviland Road (Township Road (836); thence along the southern right of way line of the said Loucks Road North 57DEG. 40DEG. 37" East, a distance of 1,028 feet to a point at lands now or formerly of Crown American Financing Partnership, said lands being designated as Parcel Number 2C on the "Final Subdivision Plan of Parcel 2" prepared for Crown American Corporation by C. S. Davidson, Inc., Consulting Civil Engineers, York, Pennsylvania, a Plan Number 1574.3.01.00 dated October 26, 1981, and recorded in York County on December 3, 1981 in Plat Book CC, Page 993; thence along said Parcel Number 2C the following four (4) courses and distances, namely: (1) by a curve to the left, having a chord bearing of South 12DEG. 40' 38" West, a distance of 56.57 feet, having a radius of 40.00 feet, for an arc length of 62.83 feet; (2)S32DEG. 19' 23" East a distance of 70.00 feet; (3) by a curve to the left, having a chord bearing of South 47DEG. 42' 34" East, a distance of 418.92 feet; having a radius of 789.45 feet, for an arc length of 424.00 feet; (4) South 63DEG. 05' 45" East, a distance of 42.95 feet, to a point at lands now or formerly of Crown American Financing Partnership; thence along the aforesaid lands now or formerly of Crown American Financing Partnership, the following two (2) courses and distances, namely; (1) South 26DEG. 54' 15" West, a distance of 87.35 feet; (2) by a curve to the left, having a chord bearing of South 11DEG. 16' 41" West, a distance of 296.29 feet, having a radius of 550.00 feet, for an arc length of 300.00 feet to a point at lands now or formerly of Crown American Financing Partnership, said lands being designated as Parcel Number 2B on the "Final Subdivision Plan of Parcel 2" prepared for Crown American Corporation by C. S. Davidson, Inc., Consulting Civil Engineers, York, Pennsylvania, as Plan Number 1574.3.01.00 dated October 26, 1981, and recorded in York County on December 3, 1981 in Plat Book CC, Page 993; thence along said Parcel Number 2B South 57DEG. 23' 30" West, a distance of 386.36 feet to a point on the eastern right of way line of Haviland Road; thence along the eastern right of way line of Haviland Road the following four
(4) courses and distances, namely; (1) by a curve to the left, having a chord bearing of North 51DEG. 57' 39" West, a distance of 134.70 feet, having a radius of 614.28 feet, for an arc length of 134.97 feet; (2) North 58DEG. 15' 19" West, a distance of 317.58 feet; (3) by a curve to the left, having a chord bearing of North 63DEG. 09' 18" West, a distance of 153.72 feet, having a radius of
899.89 feet, for an arc length of 153.91 feet; (4) North 68DEG. 03' 17" West, a distance of 329.55 feet to a point on the southern right of way line of Loucks Road and the eastern right of way line of Haviland Road and the point of BEGINNING.

BEING shown in greater detail on the approved "Final Subdivision Plan of Parcel 2", prepared for Crown American Corporation by C. S. Davidson, Inc., Consulting Civil Engineers, York, Pennsylvania, as Plan Number 1574.3.01.00 dated October 26, 1981 and recorded in York County on December 3, 1981 in Plat Book CC, Page 993, and being designated Parcel Number 2A.

(continued)

                                      J-ll

                                                                        York, PA

PARCEL II:

TOGETHER with a right of way or easement for ingress, egress and regress, more particularly bounded and described as follows:

BEGINNING at a point on the easterly right of way line of Haviland Road, raid point also being the place of BEGINNING of Land Parcel No. 3 as shown on the As-Built Plan No. 1574.2.01.00 of West Manchester Mall by C. S, Davidson, Inc., Consulting Civil Engineers, York, Pennsylvania dated June 26, 1981; thence, continuing along said right of way line North 45DEG. 39' 59" West, 88.17 feet to a point; thence leaving said line North 69DEG. 11' 26" East, 153.25 feet to a point; thence North 20DEG. 48' 34" West, 350.50 feet to a point; thence by a curve to the right with a radius of 550.00', an arc length of 467.74 feet a chord bearing North 02DEG. 32' 27" East, 453.77 feet to a point; thence North 26DEG. 54' 15" East, 675.21 feet to a point; thence North 57DEG. 38' 39" East,
510.00 feet to a point; thence North 26DEG. 10' 39" West, 199.45 feet to a point; thence by a curve to the left with a radius of 40.00 feet, an arc length of 63.73 feet, a chord bearing North 71DEG. 49' 05' West, 57.20 feet to a point, on the southerly right of way line of Loucks Road; thence along said right of way line by a curve to the right with a radius of 2229.56 feet, an arc length of
49.84 feet a chord bearing North 63DEG. 10' 55" East, 49.84 feet to a point; thence continuing along said right of way North 63DEG. 49' 21" East, 111.06 feet to a point; thence leaving said right of way by a curve to the left with a radius of 40.00 feet, an arc length of 62.83 feet, a chord bearing South 18DEG. 49' 21" West, 56.57 feet to a point; thence South 26DEG. 10' 39" East, 315.00 feet to a point; thence South 63DEG. 49' 21" West, 225.00 feet to a point; thence South 57DEG. 38' 39" West, 321.24 feet to a point; thence South 26DEG. 54' 15" West, 653.61 feet to a point; thence by a curve to the left with a radius of 450.00 feet, an arc length of 382.70 feet, a chord bearing South 02DEG. 32' 27" West, 371.27 feet to a point; thence South 20DEG. 48' 34" East,
430.50 feet to a point; thence South 69DEG. 11' 26" West, 216.20 feet to the place of BEGINNING.

PARCEL III:

TOGETHER ALSO with the free, uninterrupted right, liberty, privileges, easement and right of way for storm water drainage and gas, water, sanitary sewer, electric and telephone service, in, upon, across and over a part or tract of land which Crown American corporation, by its deed dated September 25, 1981 and recorded in the Office for the Recording of Deeds in and for York County, Pennsylvania, in Deed Book 83N, Page 436, granted and conveyed to West Manchester Hall, a Joint Venture, as located and depicted on the "Final Subdivision Plan of the West Manchester Mall" prepared for Crown American Corporation by C. S, Davidson, Inc., Consulting Civil Engineers, as Plan number 1574.3.23.00 dated August 14, 1981, and recorded in York County, Pennsylvania, in Plat Book CC, Page 854, and in Plat Book CC, Page 993 and with the right, liberty and privilege to construct, install, reconstruct, operate, clean, maintain, repair, improve, renew and replace such facilities as Crown American Corporation and/or Crown American Associates, their respective successors and assigns, deem necessary for the aforesaid purposes, and with the right, liberty and privilege of pedestrian and vehicular access for such purposes.

                                                                     Atlanta, GA

PARCEL A:

     All that tract or parcel of land lying and being in Land Lot 78 of the 14th District of Fulton County, Georgia, and being more particularly described as follows:

     BEGINNING at the intersection formed by the northerly right of way of International Boulevard (variable right of way) and the westerly right of way of Williams street (variable right of way) and running thence N89DEG. 57'35" W along the northerly right of way of International Boulevard (variable right of way) a distance of 246.83 feet to a point; running thence N00DEG. 10' 37" E, and departing from the northerly right of way of International Boulevard, a distance of 190.01 feet to a point; running thence S89DEG. 55'23" E a distance of 5O.O6 feet to a point; running thence N88DEG. 25'49" E a distance of 195.00 feet to the westerly right of way of Williams Street (variable right of way); running thence S00DEG. 22'16" E along the westerly right of way of Williams Street (variable right of way) a distance of 195.46 feet to the northerly right of way of International Boulevard (variable right of way) and the point of beginning; said property containing 1.08482 acres.

     TOGETHER WITH the appurtenant rights reserved for construction of one or more vaults beneath the pedestrian sidewall as reserved in Quitclaim Deed, Reservation of Rights and Maintenance Agreement dated October 24, 1985, recorded in Deed Book 9798, Page 227, Fulton County, Georgia Records, and being more particularly described as follows:

PARCEL B:

     ALL THOSE TRACTS or parcels of land lying and being in Land Lot 78 of the 14th District of Fulton County, Georgia, being more particularly described as follows:

                          PARCEL 1 - INTERNATIONAL HLVD
                          -----------------------------

     A strip having a consistent width of 9.7 feet and extending 251.93 feet in length, parallel with and adjacent to the northerly right-of-way line of International Boulevard (as shown on that certain plat pf survey prepared by Watts & Browning, Engineers, dated November 29, 1982, revised December 8, 1983), and running from the intersection of said northerly right-of-way line of International Boulevard and the westerly right-of-way line of Williams Street (as shown on that certain plat of survey prepared by Watts & Browning, Engineers, dated November 28, 1982, revised December 8, 1983) in a westerly direction along said northerly right-of-way line of International Boulevard, a distance of 251.93 feet to the southwesterly corner of the property described on Exhibit "A" attached to and conveyed by that certain Limited Warranty Deed dated November 15, 1983, from Ibis Corp. to International and Williams Limited Partnership, recorded in Deed HOOK 8731, Page 360, Fulton County, Georgia Records; and being the Southerly 9.7 feet of the property described in said Limited Warranty Deed.

                           PARCEL 2 - WILLIAMS STREET
                           --------------------------

     A strip having a consistent width of 5 feet and extending 205.3 feet in. length, parallel with and adjacent to the westerly right-of-way line of Williams Street (as shown on that certain plat of survey prepared by Watts & Browning, Engineers, dated November 28, 1982, revised December 8, 1983), and running from the intersection of said westerly right-of-way line of Williams Street and the northerly right-of-way line of International Boulevard (as shown on that certain plat of survey prepared by watts & Browning, Engineers, dated November 28, 1982 revised December 8, 1983) in a northerly direction along said westerly right-of-way line of Williams Street, a distance of 205.3 feet to the northensterly corner of the property described on Exhibit "A" attached to and conveyed by that certain Limited Warranty Deed dated November 15, 1983, from Ibis Corp. to International and Williams Limited Partnership, recorded in Deed Book 8731, Page 360, Fulton County, Georgia Records; being the easterly 5 feet of the property described in said Limited Warranty Deed.

                                                                  Cumberland, MD

     BEGINNING FOR THE SAME AT AN IRON PIPE SET AT THE INTERSECTION OF TWO PUBLIC ROADS NOW KNOWN AS QUEEN CITY DRIVE AND HARRISON STREET. THENCE,

1.) ALONG THE NORTHERN MARGIN OF HARRISON STREET SOUTH 72 DEGREES 22'19" WEST
108.04 (FEET) TO AN "X" CUT SET ON THE EASTERN MARGIN OF A PUBLIC ROAD NOW KNOWN AS GEORGE STREET. THENCE,

2.) ALONG THE EASTERN MARGIN OF SAID STREET NORTH 17 DEGREES 42'17" WEST 326.95
(FEET) TO A P.K. NAIL SET. THENCE,

3.) LEAVING SAID ROAD NORTH 72 DEGREES 22'13" EAST 68.86 (FEET) TO AN IRON PIPE FOUND. THENCE,

4.) NORTH 19 DEGREES 21'47" WEST 70.00 (FEET) TO AN IRON PIPE FOUND. THENCE,

5.) SOUTH 72 DEGREES 22'13" WEST 4.90 (FEET) TO AN IRON PIPE FOUND. THENCE,

6.) NORTH 18 DEGREES 39'47" WEST 72.40 (FEET) TO A P.K. NAIL SET. THENCE,

7.) SOUTH 72 DEGREES 16'13" WEST 0.58 FEET TO A P.K. NAIL SET. THENCE,

8.) NORTH 18 DEGREES 09'47" WEST 73.49 FEET TO "X" CUT SET IN THE SOUTHERN MARGIN OF A PUBLIC ROAD NOW KNOWN AS BALTIMORE STREET. THENCE,

9.) ALONG THE SOUTHERN MARGIN OF SAID STREET NORTH 72 DEGREES 16'50" EAST 137.52
(FEET) TO A POINT IN THE STONE WALL OF A STREET UNDERPASS STAIRCASE, SAID POINT ALSO BEING THE WESTERN MARGIN OF AFOREMENTIONED PUBLIC ROAD (QUEEN CITY DRIVE). THENCE,

10.) CURVING TO THE RIGHT AT AN ARC DISTANCE OF 357.09 (FEET), A RADIUS OF 1599.02 (FEET) AND A CHORD BEARING OF SOUTH 10 DEGREES 42'47" EAST 356.35
(FEET) TO AN IRON PIPE FOUND. THENCE,

11.) SOUTH 04 DEGREES, 18'51" EAST 161.97 (FEET) TO AN IRON PIPE FOUND. THENCE,

12.) CURVING TO THE RIGHT AT AN ARC DISTANCE OF 32.78 FEET, A RADIUS OF 887.56
(FEET) AND A CHORD BEARING OF SOUTH 03 DEGREES 14'10" EAST 32.78 FEET TO THE POINT OF BEGINNING CONTAINING 75,619 SQUARE FEET OR 1.7360 ACRES +/-.

                                                                   Frederick, MD
                                                                   (Holiday Inn)
Parcel 1

     ALL THAT PIECE OR PARCEL OF LAND SITUATE, LYING AND BEING IN THE FREDERICK ELECTION DISTRICT OF FREDERICK COUNTY, MARYLAND.

     BEING THE REMAINDER OF LOT 3, SECTION 5, "HARDING FARM" AS RECORDED IN PLAT BOOK 20 AS PLAT 27; AFTER SAVING AND EXCEPTING PARCELS "C" AND "D" AS DELINEATED ON A PLAT ENTITLED "ADDITION PLAT - HARDING FARM" AS RECORDED IN PLAT BOOK 45 AS PLAT 164, ALL AMONG THE LAND RECORDS OF FREDERICK COUNTY, MARYLAND. AND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

     BEGINNING FOR THE SAME AT A POINT AT THE NORTHWESTERN MOST CORNER OF LOT 3 OF HARDING FARM SECTION 5 AS RECORDED IN PLAT BOOK 20 AT PAGE 27 AMONG THE LAND RECORDS OF FREDERICK COUNTY, MARYLAND. SAID POINT BEING ON THE SOUTHERN RIGHT-OF-WAY LINE OF HOLIDAY DRIVE, THENCE ALONG SAID RIGHT-OF-WAY LINE WITH A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 10DEG. 28 MINUTES 29 SECONDS, A RADIUS OF 330.00 (FEET), A LENGTH OF 60.33 (FEET) AND A CHORD BEARING AND DISTANCE OF

     1.) S68DEG. 54' 23" E 60.25 (FEET) TO A POINT, THENCE ALONG THE LANDS OF CROWN AMERICAN "F.S.K. MALL PARCEL" THE FOLLOWING FOUR COURSES AND DISTANCES
     2.) S26DEG. 14 MINUTES 48" E 60.84 (FEET) TO A POINT, THENCE WITH A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 13DEG. 07' 08", A RADIUS OF
          390.00 (FEET), A LENGTH OF 89.30 (FEET) AND A CHORD BEARING AND DISTANCE OF
     3.)  S 79DEG. 05' 44" E 89.10 (FEET) TO A POINT, THENCE
     4.) S58DEG. 56' 19" E 288.95 (FEET) TO A POINT, THENCE WITH A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 65DEG. 32' 27", A RADIUS OF 225.00
          (FEET), A LENGTH OF 257.38 (FEET) AND A CHORD BEARING AND DISTANCE OF 5.) N88DEG. 17' 27" E 243.57 (FEET) TO A POINT, THENCE ALONG THE LANDS NOW
          OR FORMERLY OF M.O.R.F. 6 ASSOCIATES LTD. (L.1404, F.44) THE
          FOLLOWING FOUR COURSES AND DISTANCES
     6.)  S71DEG. 21' 48" E 34.57 (FEET) TO A POINT, THENCE
     7.)  S22DEG. 11' 02" W 402.37 (FEET) TO A POINT, THENCE
     8.)  S67DEG. 48' 58" E 55.00 (FEET) TO A POINT, THENCE
     9.) S18DEG. 38' 12" W 588.61 (FEET) TO A POINT, THENCE ALONG LOT 3 OF FREDERICK OFFICE AND RESEARCH PARK (P.B. 29, PG. 138)
     10.) N71DEG. 21' 46" W 392.40 (FEET) TO A POINT ON THE EASTERN RIGHT-OF-WAY
          LINE OF INTERSTATE 270, THENCE ALONG SAID RIGHT-OF-WAY LINE WITH A CURVE TO THE LEFT HAVING A CENTRAL ANGLE OF 4DEG. 24 MINUTES 00 SECONDS, A RADIUS OF 7739.44 (FEET), A LENGTH OF 594.35 (FEET) AND A CHORD BEARING AND DISTANCE OF
     11.) N23DEG. 49' 36" E 594.21 (FEET) TO A POINT, THENCE ALONG LOT 4 OF
          HARDING FARM SECTION 5 (P.B. 20, PG. 27)

     12.) N26DEG. 14' 52" E. 588.83 (FEET) TO THE POINT OF BEGINNING AND
          CONTAINING 14.4737 ACRES OF LAND.

Parcel 2

     TOGETHER with an appurtenant, non exclusive, easement for ingress and egress as contained in a certain instrument recorded at Deed Book 1308, page 893, which said easement provides access to Spectrum Drive.

                                                                  Frederick,  MD
                                                           (Holiday Inn Express)

All that certain lot or piece of ground situate in the Frederick Election District (No. 28), County of Frederick, State of Maryland, said parcel now known as Lot 6B, Section Five, Harding Farm, recorded among the Plat Records for Frederick County, Maryland in Plat Book 35, page 21, and being further described by the following:

                                    PARCEL A
                                    --------

From a northern corner common to Lot 1, Section 1, Harding Farm, and said Lot 6A of the resubdivision of Lot 6, as shown on the aforesaid Plat (Plat Book 35, page 21), and traveling south 85 degrees 08 minutes 57 seconds East a distance of 253.50 feet to the true point or place of beginning; thence from said point of beginning and traveling along the same South 85 degrees 08 minutes 57 seconds East a distance of 570.43 feet (formerly a record distance of 570.97 feet) to a point; thence south 25 degrees 50 minutes 36 seconds East a distance of 154.79 feet to a point; thence South 64 degrees 11 minutes 28 seconds West a distance of 439.54 feet (formerly a record bearing and distance of South 64 degrees 14 minutes 11 seconds West 440.00 feet) to a point; thence North 18 degrees 00 minutes 16 seconds West a distance of 80.08 feet (formerly a record bearing and distance of North 17 degrees 57 minutes 05 seconds West 80.00 feet) to a point (designated as L-l on a final plat by Rothenhaefer Engineers, Inc., dated November 25, 1986, and approved by the Frederick County Planning commission on April 21,1987, thence South 57 degrees 37 minutes 45 seconds West a distance of
60.00 feet to a point (L-3 on said Plat); thence turning and running along area dedicated for ingress and egress to Lots 6A, 6B and 6C, North 32 degrees 22 minutes 19 seconds West a distance of 80.00 feet to a point of curve (L- 5 on said Plat); thence with said curve (C-3 on said Plat); and traveling along Lot 6A by way of said curve to the left having a radius of 200.00 feet, an arc length of 169.03 feet and a chord bearing of North 56 degrees 35 minutes 01 seconds West a distance of 164.04 feet (formerly by way of record curve to the left having a radius of 200.00 feet, an arc length of 169.09 feet and a chord bearing of North 56 degrees 35 minutes 37 seconds West a distance of 164.10 feet) to a point (C-3 on said Plat) thence turning and continuing along the northeastern line of Lot 6A, North 04 degrees 51 minute 03 seconds East a distance of 177.61 feet (formerly a record distance of 177.58 feet) to the place of beginning, containing 155,045 square feet or 3.5594 acres, more or less.

Ingress and egress to the above Lot No. 6B from Spectrum Drive by way of area dedicated as described below:

                                    PARCEL B
                                    --------

Said access area having a common centerline with Holiday Drive (formerly known as "Sheraton Drive") (80' R/W), thence from the point of intersection of said centerline and the northern right-of-way line of Spectrum Drive (80' R/W) and traveling along said northern right-of-way line by way of a curve to the left having a radius of 440.00 feet, an arc length of 81.06 feet, and a chord bearing of North 42 degrees 45 minutes 09 seconds West a distance of 80.94 feet to a point of cusp. Thence turning and by way of curve to the left having a radius of
50.00 feet, an arc length of 64.88 feet and a chord bearing of South 85 degrees 12 minutes 03 seconds East a distance of 60.42 feet to a point, thence North 57 degrees 37 minutes 45 Seconds East a distance of 70.00 feet to a point on a line of Lot 6B, thence turning and traveling along Lot 6B South 32 degrees 22 minutes 19 seconds East a distance of 80.00 feet to a point, thence turning and leaving said line of Lot 6B South 57 degrees 37 minutes 45 seconds West a distance of
45.60 feet to a point of curve, thence by way of said curve having a radius of
50.00 feet, an arc length of 82.99 feet and a chord bearing of South 10 degrees 04 minutes 36 seconds West a distance of 73.79 feet to a point on the northern right-of-way line of Spectrum Drive, thence with said right-of-way line North 37 degrees 28 minutes 31 seconds West a distance of 91.70 feet to the centerline of access area and the place of beginning, said access area containing 0.216 acre of land, more or less, as shown on the aforesaid Plat recorded at Plat Book 35, page 21, as a cross-hatched area.

                                                                   Asheville, NC

Lying and being in Lower Hominy Township, Buncombe County, North Carolina and being the same property conveyed to Seven Seas Partnership as described in Deed Book 1563, Page 296, Exhibit A, as recorded in the Office of the Register of Deeds for Buncombe County, North Carolina and being more particularly described as follows:

Beginning on a concrete monument with N.C. grid coordinates NAD 1927 of Northing = 668657.77, Easting = 928233.27; thence S 40DEG. 26' 20" W a distance of
423.08' to a point; said point also being the Northwest Corner of aforementioned deed; thence along the Eastern right of way line of Brevard Rd. the following bearings and distances; S 49DEG. 59' 24" W. 125.86 feet to a point; S 41DEG. 57' 08" W, a distance of 125.16 feet to a point; thence S 33DEG. 42' 39" W, a distance of 125.95 feet to a point; thence S 23DEG. 10' 59".W, a distance of
312.30 feet to a point; thence S 19DEG. 49' 57" W, a distance of 309.28 feet to a point, thence S 19DEG. 49' 56.9" W, a distance of 86.00 feet to a point; thence S 18DEG. 32' 21.6" W, a distance of 70.00 feet to a point; thence S 20DEG. 21' 00.4" W, a distance of 243.31 feet to a point; S 16DEG. 22' 45.9" W, a distance of 378.70 feet to a point; thence 80.64 feet along a curve to the left, having a Radius of 5,683.06 feet and a chord of 80.64 feet, Bearing S 15DEG. 58' 22.4"W to a point; thence S 74DEG. 26' 01" E, a distance of 12.00 feet to a point; thence 202.91 feet along a curve to the left, having a Radius of 5,671.08 feet and a chord of 202.90 feet, Bearing S 14DEG. 32' 29" W to a point; thence S 15DEG. 32' 54.2" W a distance of 76.94 feet to the Principle Point and Place of Beginning of the following description.

Thence leaving said eastern right-of-way of Brevard Road, S 76DEG. 00' 00" E, a distance of 266.72 feet to a point; thence 92.64 feet along a curve to the left, having a radius of 265.00 feet and a chord of 92.17 feet, bearing S 42DEG. 05' 25" E to a point; thence S 20DEG. 43' 00" E, a distance of 50.06 feet to a point; thence S 14DEG. 00' 00" W, a distance of 179.20 feet to a point; thence S 59DEG. 00' 00" W, a distance of 35.14 feet to a point along the northern right-of-way line of Sardis Road; thence along said right-of-way line, 195.14 feet along a curve to the left having a radius of 1192.58 feet and a chord of
194.92 feet, bearing N 80DEG. 57' 06" W to a point; thence continuing along said right-of-way line N 85DEG. 38' 21" W a distance of 91.60 feet to a point on the eastern right-of-way line of Brevard Road; thence along said eastern right-of-way line, N 43DEG. 30' 09.5" W, 60.21 feet to a point; thence N 10DEG. 19' 24.9" E, 215.19 feet to a point; thence N 15DEG.32' 54.2" E, 81.72 feet to the principal point and place of beginning and containing 2.500 acres or 108,
902.059 square feet of land, more or less.

Together with the following:

                                                                       continued
                                      J-19
continued

                            GRANTED, ACCESS EASEMENT

Lying and being Lower Hominy Township, Buncombe County. North Carolina and being the same property conveyed to Seven Seas Partnership as described in Deed Book 1459 Page 396 as recorded in the office of the Register of Deeds for Buncombe County, North Carolina and being more particularly described as follows:

BEGINNING on a concrete monument with N.C. Grid coordinates NAD 1927 of Northing = 666405.554 Easting = 928406.281 said concrete monument also being the beginning corner of the property conveyed to N.C.N.B. National Bank of North Carolina as described in Deed Book 1454 Page 628 as recorded in the office of the Register of Deeds for Buncombe County; thence from said beginning South 17DEG. 40' 34" West with the West line of said N.C.N.B. National Bank property a distance of 736.64 feet to a point, said point also being a point on the northerly right-of-way line of Sardis Road; thence along said northerly right-of-way line 178.31 feet along an arc to the right having a radius of
527.70 feet and a chord of 177.46 feet bearing N 80DEG. 19' 42" W; thence continuing along said northerly line N 70DEG. 38' 54" N a distance of 527.61 feet to a point; continuing along said northerly line 11.38 feet along an arc to the left having a radius of 1192.58 feet and a chord of 11.37 feet bearing N 70DEG. 55' 17.7" W to the principal point and place of beginning of the following description:

Thence leaving said northern right-of-way line of Sardis Road, S 14DEG. 00' 00" W, a distance of 106.46 feet to a point on the southern right-of-way line of Sardis Road; thence along said southern right-of-way line, 283.01 feet along an arc to the left, having a radius of 1087.58 feet and a chord of 282.21 feet, bearing N 78DEG. 11' 04.6" W to a point; thence continuing along said right-of-way line, N 85DEG. 38' 21" W, a distance of 91.60 feet to a point on the proposed eastern right-of-way line of. Brevard Road; thence along said eastern right-of-way line. N 04DEG. 21' 39" E, a distance of 105.00 feet to a point on the northern right-of-way line of Sardis Read; thence along said northern right-of-way line. S 85DEG. 38' 21" E. a distance of 91.60 feet to a point; thence continuing along said northern right-of-way line, 195.14 feet along a curve to the right, having a radius of 1192.58 feet and a chord of
194.92 feet, bearing S 80DEG. 57' 05.6" E to a point; thence leaving said northern right-of-way line, N 59" 00' 00" E. a distance of 35.14 feet to a point; thence N 14DEG. 00' 00" E, a distance of 179.20 feet to a point; thence N 20DEG. 43' 00" E, a distance of 50.06 feet to a point; thence 248.91 feet along an arc to the right, having a radius of 265.00 feet and a chord of 239.86 feet, bearing N 25DEG. 12' 07.8" W to a point; thence N. 29DEG. 46' 02" W, a distance of 32.44 feet to a point; thence N 73DEG. 32' 04" W, a distance of 137.31 feet to a point; thence S 61DEG. 27' 56" W. a distance of 40.85 feet to a point on the proposed eastern right-of-way line of Brevard Road; thence along said eastern right-of-way line. 133.56 feet along an arc to the right, having a radius of 5671.08 feet and a chord of 133.55 feet, bearing N 14DEG. 47' 22.5" E to a point; thence leaving said proposed eastern right-of-way line, S 28DEG. 32' 04". E, a distance of 43.31 feet to a point, thence S 73DEG. 32' 04" E, a distance of 202.65 feet to a point; thence S 14DEG. 00' 00" W, a distance of
93.62 feet to a point; thence 255.09 feet along an arc to the left, having a radius of 190.00 feet and a chord of 236.36 feet, bearing S 37DEG. 32' 17.3" E to a point; thence S 76DEG. 00' 00" E, a distance of 31.73 feet to a point; thence S 14DEG. 00' 00" W, a distance of 288.18 feet to a point on the northern right-of-way line of Sardis Road, said point being the principal point and place of beginning.

Together with, all rights and interests under that certain Easement and Operating Agreement by and among Hess's Department Stores, Inc. Profitt's, Inc., and Biltmore Square Associates, and others, dated 3/15/89, recorded in the Buncombe County Registry on 3/17/89 at 3:41 PM in Deed Book 1554. Page 596.

Together with all rights and interests, under that certain Declaration of Easement and Subordination between Proffitt's, Inc., Crown American Corporation, Biltmore Square Associates, and Chemical Bank dated December 29, 1989, recorded December 29, 1989 in Deed Book 1589, page 299, Buncombe County Registry.

                                                                   Charlotte, NC
                                                                   (Holiday Inn)

     Situated in the State of North Carolina, County of Mecklenburg, City of Charlotte and known as Lot 2, University Executive Park as recorded in Map Book 22, Page 622, further bounded and described as follows:

     Beginning at an iron pin found, said iron pin being located N 58DEG. 55' 05" W a ground distance of 1,005.49' from the NCGS Monument "Patrol", said monument having NCGS Co-Ordinates of N = 570,175.392' and E = 1,477,704.065', said point of beginning having NCGS Co-ordinates of N = 570,694.406' and East = 1,476,843.070', said point of beginning being located in northeastern edge of University Executive Park Drive, said Drive having a 60' Right-of-Way, and running thence along the northeastern edge of University Executive Park Drive, N 25DEG. 08' 07" E 281.05' to PK Nail found in the northeastern edge of said Drive, PK Nail being also the corner of Lot 1, University Executive Park Drive as shown in Map Book 25, Page 147 of the Mecklenburg County Register of Deeds;

     Thence with five (5) courses and distances with said Lot1, (1) S 64DEG.
58' 39" E 69.47' to a PK Nail found, (2) S 25DEG. 06' 28" W 36.00' to a PK Nail found, (3) 64 DEG; 56' 49" E 386.45' to PK Nail found, (4) N 30.DEG. 00' 44" E
49.88' to an iron pin found, and (5) s 59DEG. 53' 32" E 49.51' to an iron pin found, said iron pin being in the line of the land or College Town Properties as shown in deed Book 4951, Page 349 of the Mecklanburg Register of Deeds, also shown in Map Book 21, Page 267 of the Mecklenburg County Register of Deeds;

     Thence with the line of the land of College Town Properties, S 30DEG. 00' 02" W 315.66' to an iron pin found said ron pin being the corner of the land of Pizzagalls Investment Company as shown in Deed Book 4936, Page 349 of the Mecklenburg County Register of Deeds;

     Thence with said land of Pizzagalli Investment Comany, N 62DEG. 05' 23"W 482.72' to the place of beginning, the same containing 3.0297 Acres (131,976 square feet) as shown of survey by Robinson & Sawyer, Inc. and dated March 27, 1995.

     The above description describes Lot 2 of University Executive Park Drive as shown in Map Book 22, Page 622 of the Mecklenburg County Register of Deeds.

     Together with the easements, rights and benefits set forth in or arising out of that certain (a) Easement Agreement with Subordination Attached by and between Pizzagalli Investment Company and Harris Boulevard Partners dated January 14, 1986 and recorded in Real Estate Book 5186, Page 258; Mecklenbrug County Registry, (b) Development Agreement among Collins & Aikman Corporation, Caikor, Inc., Harris Boulevard Partners and Pizzagalli Investment Company dated May 9, 1985 and recorded in Real Estate Book 5855, Page 844, Mecklenburg County Registry; (c) Easement Agreement and Agreement Re Covenants, Conditions and Restrictions by Harris Boulevard Partners, and Crown American Corporation, dated September 15, 1988 and recorded in Real Estate Book 5860, Page 80, Mecklenburg County Registry, and (d) the Storm Water Runoff Easement and Detention Agreement by and between Harris Boulevard Partners, Crown American Corporation, One University Place and University Place Owners Association dated January 30, 1989 and recorded in Real Estate Book 5984, Page 455 Mecklenburg County Registry.

                                                                   Charlotte, NC
                                                                  (Best Western)

BEGINNING AT AN EXISTING RIGHT-OF-WAY DISK (P.O.B.) ON THE EASTERLY RIGHT-OF-WAY MARGIN OF LITTLE ROCK ROAD (RIGHT-OF-WAY WIDTH VARIES). SAID POINT ALSO'BEING THE POINT OF INTERSECTION WITH THE SOUTHERN RIGHT-OF-WAY MARGIN OF AN EASTBOUND RAMP FOR INTERSTATE 85: THENCE WITH THE, SAID SOUTHERN RIGHT-OF-WAY MARGIN OF 1-85 RAMP
THE FOLLOWING SIX'(6) CALLS:
(1) N. 52DEG.23' 41" E. 126.99 FEET TO A RIGHT-OF-WAY DISK:
(2) N. 76DEG.03'48" E. 81.15 FEET TO A RIGHT-OF-WAY DISK:
(3) N. 66DEG.18'47" E. 108.71 FEET- TO A RIGHT-OF-WAY DISK:
(4) S. 83DEG.46'54" E. 92.53 FEET To A RIGHT-OF-WAY DISK:
(5) S. 14DEG.53'20" E. 74.70 FEET TO A RIGHT-OF-WAY DISK:
(6) S. 73DEG.53'11" E. 50.96 FEET TO A RIGHT-OF-WAY DISK:
(7) S. 12DEG.40'44" W. 553,67 TO AN EXISTING IRON PIN IN THE
NORTHEASTERN CORNER OF PROPERTY OWNED BY RICHARD T. MEEK AS TRUSTEE. BY DEED RECORDED IN BOOK 6088 AT PAGE 472 OF THE MECKLENBURG COUNTY REGISTRY: THENCE S. 84DEG.07'38" W. 238.00 FEET TO AN EXISTING IRON PIN: THENCE S. 84DEG.06'55" W,
315.72 FEET TO A CONCRETE NAIL IN A TELEPHONE PAD IN THE EASTERN RIGHT-OF-WAY MARGIN OF LITTLE ROCK ROAD (RIGHT-OF-WAY VARIES); THENCE WITH SAID RIGHT-OF-WAY MARGIN FOUR (4) CALLS:
(1) WITH THE ARC OF A CIRCULAR TO THE RIGHT HAVING A RADIUS OF 4501 66 FEET AND ARC DISTANCE OF 87.81 FEET, SUCH-ARC BEING SUBTENDED BY A CHORD BEARING N. 20DEG.42'11" E WITH LENGTH 87.81 FEET;
(2) N.22DEG.O0'22" E. 200 40 FEET TO A POINT:
(3) N.25DEG.51'03" E. 150.28 FEET-TO A POINT:
(4) N.22DEG.25'02" E. 161.48 FEET- TO THE POINT AND PLACE OF
BEGINNING AND CONTAINING 6.72 ACRES ALL AS SHOWN ON A SURVEY BY JACK R. CHRISTIAN AND ASSOCIATES DATED APRIL 16, 1999

                                                                     [ILLEGIBLE]
                                                              Raleigh-Durham, NC

     Situated In the Slate of North Carolina, County of Durham, Township of Triangle, near Research Triangle Park and the City of Durham, and being further bounded and described as follows:

     BEGINNING at an existing Iron pipe in the western right-of-way margin of Miami Boulevard (controlled access -- right of way varies), said Iron pipe being also the southeastern corner of International Business Machines ("IBM"). Deed Book 1099 at Page 999. Durham County Registry, on said Miami Boulevard;

     Thence from said BEGINNING point along and with the western right-of-way margin of Miami Boulevard the following three (3) bearings and distances: South 03DEG. 05' 41" West 200.51 feet (formerly a record distance of 200.75 feet) to an existing NC DOT aluminum right-of-way disc;

     Thence South 11DEG. 02' 54" West 212.56 feet (formerly a record distance of
212.27 feet) to an existing NC DOT right-of-way monument;

     Thence South 11DEG. 16' 51" West 237.57 feel (formerly a record distance of
237.57 feel) to an existing NC DOT right-of-way monument at the Intersection of the western right-of-way margin of Miami Boulevard with the northern right-of-way margin of Interstate 40 (controlled access -- right of way varies);

     Thence along and with the northern right-of-way margin of interstate 40 North 86DEG. 53' 24" West 247.09 feet (formerly a record distanced 246.37 feet) to an existing NC DOT right-of-way monument and beyond to an existing Iron plpe said Iron pipe being the eastern right-of-way margin of Southern Railroad 200' right-of-way at its intersection with interstate 40;

     Thence along and with the eastern right-of-way margin of Southern Railroad 200' right-of-way, a curve to the left having a radius of 3,129.28 feet (formerly a record distance of 3,129.28 feet), an arc length of 662.60 feet (formerly a record distance of 662.42 feet), a tangent of 332.54 feet (formerly a record distance of 332.45 feet), a chord length of 661.36 feet (formerly a record distance of 661.18 feet), a chord bearing of North 05DEG. 13' 48" East and a delta of 12DEG. 07' 55" to an existing Iron pipe, the southwestern boundary comer of a tract of land now or formerly owned by International Business Machine's ("IBM");

     Thence along and with the southern boundary line of the aforemantioned "IBM" property South 83DEG. 58' 28" East 286.07 feet (formerly a record distance of 286.05 feet) to the point and place of BEGINNING, containing within said bounds 3.975 ACRES, more or less by D.M.D. (173.135:25 square fast), and being all of that property shown on a survey entitled 'Final As Built Survey of Compri Hotel at Durham" owned by Crown American Corporation, by Murphy Yelle Associates, Registered Land Surveyor, dated May 18, 1989, revised June 5, 1989, and recertified August 3, 1993.

     TOGETHER WITH the easements, right and benefits set forth in the Deed dated- December 5, 1988, and recorded in the Office of the Durham County Registry in Deed Book 1496, Page 220, and, in Plat Book 118, Page 164.

                                                                   Oak Ridge, TN

TRACT I: SITUATED in District No. 2 of Anderson County, Tennessee, and within the City limits of Oak Ridge, Tennessee, and being known and designated as Parcel 485.11 of the resubdivision of Parcel 455.07, Block 20CB, a subdivision to Anderson County, Tennessee, as shown by map of same of record in Map Cabinet 4, Envelope 83D, end being more fully described as follows:

BEGINNING at the northwest right-of-way intersection of South Illinois Avenue (SR 62) and Rutgers Avenue; thence along the north right-of-way line of South Illinois Avenue (SR 62), North 23 deg. 50 min. 07 sec. West, 101.03 feet to an existing iron rod; thence leaving said right-of-way line, North 31 deg. 37 min. 00 sec. East, 295.73 feet to an iron rod set; thence North 05 deg. 41 min. 34 sec. West, 55.90 feet to an existing iron rod; thence South 70 deg. 04 min, 00 sec. East, 280.87 feet to an existing iron rod in the west right-of-way line of Rutgers Avenue; thence the following calls along the west right-of-way line of Rutgers Avenue, South 19 deg. 56 min. 00 sec. West, 64.72 feet to an existing iron rod; thence 137.58 feet along a curve to the right having a radius of 1,385.69 feet, and a chord bearing of South 22 deg. 46 min. 58 sec. West, and a chord distance of 137.52 feet to an existing punch point; thence 123.56 feet along a curve to the right, having a radius of 393.90 feet, and a chord bearing of South 34 deg. 36 min. 44 sec. West, and a chord distance of 123.05 feet to an existing iron rod; thence South 46 deg. 24 min. 00 sec. East, 6.00 feet to an existing iron rod; thence 146.41 feet along a curve to the right, having a radius of 192.40 feet, and a chord bearing of South 65 deg. 23 min. 51 sec. West, and a chord distance of 142.90 feet to an existing iron rod; thence 117.48 feet along a curve to the right, having a radius of 119.70 feet, and a chord bearing of North 64 deg. 35 min. 23 sec. West, and a chord distance of 112.82 feet to the point of BEGINNING, containing 110,519 square feet or 2.537 acres, more or less, as shown on the survey prepared by Barge, Waggoner, Sumner & Cannon, Inc., Gary C. Clark, RLS No. 1329.

TRACT II: SITUATED in District NO. 2 of Anderson County, Tennessee, and being known and designated as part of Parcel 485.07, a subdivision to Anderson County, Tennessee, as shown by map of same of record in Map Cabinet 4, Envelope 83D, and being more fully described as follows:

TO REACH THE POINT OF BEGINNING commence at a point in the westerly right-of-way of Rutgers Avenue and Tract 2, said point being North 19 deg. 56 min, __ sec. East, 36.23 feet from the northeast corner of Parcel 485.11; thence along easement for area herein described the following calls: North 69 deg. 50 min. 09 sec. West, 162.09 feet to a point; thence 30.15 feet along a curve to the right, having a radius of 70.00 feet and a chord bearing of North 57 deg. 29 min. 44 sec. West, and a chord distance of 29.92 feet to a point; thence North 45 deg. 09 min. 20 sec. West, 27.98 feet to a point; thence 30.96 feet along a curve to the left, having a radius of 20.00 feet, and a chord bearing of North 89 deg. 30 min. 31 sec. West, and a chord distance of 27.96 feet to a point; thence South 46 deg. 08 min, 17 sec. West, 10.18 feet to a point; thence 38.96 feet along a curve to the left, having a radius of 35.00

                                                                Page 2 continued

feet, and a chord bearing of South 14 deg. 15 min. 05 sec. West; and a chord distance of 36.98 feet to a point in the northerly property line of Parcel 485.11; thence with the property line of Parcel 485.11, North 70 deg. 04 min.
00 sec. West, 32.60 feet to a point; thence 51.03 feet along a curve to the right, having a radius of 64.00 feet and a chord bearing of North 23 deg. 17 min. 49 sec. East, and a chord distance of 49.69 feet leaving Parcel 485.11 to a point; thence North 46 deg. 08 min. 17 sec. East, 8.63 feet to a point; thence
31.87 feet along a curve to the left, having a radius of 20.00 feet and a chord bearing of North 00 deg. 29 min. 28 sec. East, and a chord distance of 28.60 feet to a point; thence North 45 deg. 09 min. 20 sec. West, 10.00 feet to a point; thence North 44 deg. 50 min. 40 sec. East, 36.56 feet to a point; thence South 44 deg. 49 min. 20 sec. East, 115.03 feet to a point; thence 27.78 feet along a curve to the left, having a radius of 60.00 feet and a chord bearing of South 58 deg. 05 min. 19 sec. East, and a chord distance of 27.54 feet to a point; thence South 71 deg. 21 min. 17 sec. East, 142.00 feet to a point in the Westerly right-of-way of Rutgers Avenue; thence along the Westerly right-of-way. South 19 deg. 56 min. 00 sec. West, 33.82 feet to the point of BEGINNING, containing 12,145 square feet or .0278 acres, more or less, as shown on the survey prepared by Barge, Waggoner, Sumner & Cannon, Gary C. Clark, RLS No. 1329.

BEING the same property conveyed to Crown Hotel Partners by Special Warranty Deed from Crown American Associates, a Pennsylvania business trust, dated May 3, 1999, of record in Book 1107, page 549, in the Anderson county Register's office.

                                                                Harrisonburg, VA

All that certain lot or parcel of land containing 7.114 acres, located on the northeastern side of East Market Street and the southeastern side of Interstate Highway 81 of the City of Harrisonburg, Virginia, and being described by metes and bounds to a survey dated April 29, 1999 by Willard T. Sigley, L.S. of Berkley-Howell & Associates, P.C., which is attached as Schedule I.

Together with an easement 20 feet wide for the installation, repair maintenance and operation of a natural gas pipeline. The easement shall extend from Country Club Road to the property described herein and shall be located along the southeastern boundary of a five-acre tract of land acquired by Hokeli, Ltd., a Virginia Corporation by deed dated October 30, 1980, from Walter Hopkins and J. Clark Hopkins, which is of record in the Clerk's Office of the Circuit Court of Rockingham County, Virginia, in Deed Book 602, page 410.

Together with easement for ten (10) foot retaining wall and drainage easement reserved for benefit of subject parcel described by instrument of record in Deed Book 1305, page 263 and shown on the aforesaid plat.

EXCEPTING THEREOUT AND THEREFROM that certain parcel situate in the City of Harrisonburg, Rockingham County, Virginia and being more particularly described as follows, to-wit:

     BEGINNING at an iron pin found at the intersection of the northern line of East Market Street with the western line of Linda Lane; thence with East Market Street, N 47DEG. 29' 37" W, 14.00 feet; thence through the lands now or formerly of Crown Hotel Partners the following two courses: N 19DEG. 20' 51" E, 49.77 feet; thence N 54DEG. 32' 02" E, 45.10 feet to the common line between lands now or formerly of Crown Hotel Partners and lands now or formerly of Mark Stephen Trubitz and Suellen Goodman [Trubitz]; thence with said common line, S 47DEG. 28' 21" E, 40.00 feet to a railroad spike found on the western line of Linda Lane; thence with Linda Lane, S 52DEG. 29' 46" W, 91.24 feet to the beginning and enclosing an area of 3,073 square feet, more or less.

                                   SCHEDULE I

     All that certain tract or parcel of land situate on East Market Street, Linda Lane and the on-ramp to the northbound lane of Interstate Highway 81 at Exit 247 in the City of Harrisonburg, Virginia and further described as follows:

     Beginning at an iron pin set (IPS) at the intersection of the northerly line of Linda Lane with the easterly line of East Market Street;

     Thence, with the line of said East Market Street, North 48DEG.26'14" west, passing a Virginia Department of Highways concrete monument (VDH Mon.) at 39.47', a total of 388.85' to a VDH Mon. found;

     Thence, leaving said East Market Street and with said on-ramp right-of-way line, North 32DEG.17'28" west 363.82' to an IPS at the base of a disturbed VDH Mon. found;

     Thence, further with said on-ramp, North 14DEG. 49'28" west 477.20' to a VDH Mon. found;

     Thence, further with said on-ramp, North 16DEG. 51'37" East 405.63' to an IPS at the base of a disturbed VDH Mon. found;

     Thence, further with said on-ramp, North 44DEG. 58'43" East 31.66' to an iron pin found (IPF), which IPF is a common corner with Harrisonburg Hotel Associates Limited partnership;

     Thence, leaving said on-ramp and with said Harrisonburg Hotel Associates, South 36DEG.15'03" East 494.96' to an IPF, which IPF is a common corner with Harrisonburg Hotel Associates and Lowe's Home Centers, Inc.;

     Thence, with said Lowe's, South 53DEG.39'15" west 73.03' to an IPF;

     Thence, further with said Lowe's, along a curve to the right, having a radius of 180.00' and a length of 188.98', and whose chord bears South 02DEG.35'09" East 180.42' to on IPF;

     Thence, further with said Lowe's, South 36DEG.14'42" East 197.85' to a [ILLEGIBLE] mark on a concrete retaining wall, which mark is located North 36DEG.14'42" west 1.22' from an IPF, which IPF is a common corner with between said Lowe's and Harrisonburg Inn Limited Partnership;

     Thence, with said Harrisonburg Inn, South 53DEG.44'24" west 326.98' to a PK Nail set in the edge of pavement of the entrance road to the Four Points Sheraton Hotel;

     Thence, along or near said edge of pavement, South 33DEG.04'00" East 191.47' to a magnetic nail found;

     Thence, further along or near said edge of pavement, South 40DEG.00'19" East 52.95' to a magnetic nail found;

     Thence, further along or near said edge of pavement, South 46DEG.31'05" East 51.69' to a magnetic nail found;

(cont.)

                                      cont.

     Thence, further along or near said edge of pavement, South 53DEG.25'38" East 41.46' to a magnetic nail found;

     Thence, further along or near said edge of pavement, South 62DEG.14'00" East 66.93' to a magnetic nail found;

     Thence, leaving said edge of pavement, North 51DEG.01'29" East 32.40' to an IPF, which IPF is a common corner with said Harrisonburg Inn and Marc Stephen Trubitz;

     Thence, with said Trubitz, South 48DEG.26'30" East 200.41' to a railroad spike found, which spike is a common corner with said Trubitz, located on said northerly right-of-way line of Linda Lane)

     Thence, with said right-of-way line of Linda Lane, South 5lDEG.35'49" west 91.39' to the point of beginning, containing 7.114 Acres.

                                                                    Leesburg, VA

                                    Exhibit A
                                    ---------

All that certain land situate in Town of Leesburg, Loudoun County, Virginia, more particularly described

     BEGINNING at an iron pipe found in the north right of way of State Route 7 (60 feet from the centerline of the Westbound Inae), 1.25 miles east of the intersection of State Route 15 Bypass, said point being the southwest corner of the land of William R. Hamblet, et als;
     thence running along the said north right of way of State Route 7, 885.99 feet on the arc of a curve to the right, which curve has a radius of 4347.39 feet and the chord of which arc bears North 37DEG.53'17" West, 884.46 feet to an iron pipe found being the southeast corner of the land of Goose Creek Communities, LLC;
     thence departing from the said north right of way line of State Route 7 and running with the easterly and southerly lines of said land of Goose Creek Communities the following courses and distances:
     South 44DEG.32'56" East, 69.35 feet to an iron pipe found.
     North 76DEG.56'04" East, 519.25 feet to an iron pipe set.
     South 47DEG.51'53" East, 547.21 feet to an iron pipe found, being the northwest corner of the aforementioned land of William R. Hamblet, et als;
     thence running along the line common to the herein described tract and the said Hamblet property, South 46DEG.16'46" West 577.12 feet, to the POINT OF BEGINNING.
     Containing 367,410 square feet or 8.4355 acres.

                                                                Newport News, VA

PARCEL A:

All that certain lot, piece or parcel of land, together with the buildings and improvements thereon, situate, lying and being in the City of Newport News, Virginia, and being known, described and designated as "Parcel 'B-1' 2.51 Ac," on that certain plat entitled "Subdivision of Property of Crown American Corporation at Patrick Henry Mall Located in Newport News, Virginia," made by Talbot & Associates, Ltd., dated August 24, 1987, and recorded in the Clerk's Office of the Circuit Court of the City of Newport News, Virginia, in Deed Book 1160, at page 8, et seq.

Said property is also described as containing approximately 2.507 Acres, known and designated as Parcel "B-l" on that certain unrecorded plat entitled, 'ALTA/ACSM SURVEY OF PARCEL 'B-l', SUBDIVISION OF PROPERTY OF PROPERTY OF AT PATRICK HENRY MALL (DB 1160, PG 8), NEWPORT NEWS, VIRGINIA, CROWN AMERICAN CORPORATION", dated March 13, 1995, and more particularly described as follows:

Beginning at a railroad spike found on the southwest corner of said Parcel "B-l", a common corner with parcel "A" and the north right-of-way line of a variable width private access easement; thence N25DEG.44'00" W 303.56' leaving said variable width private easement, a common line with said Parcel "A", crossing two entrances to a found iron pin; thence N64DEG.16'00"E 338.29' continuing with said Parcel "A" to a found iron pin; thence S70DEG.43'19"E 100.00' continuing with said Parcel "A" to a found iron pin; thence N64DEG.16'00E 28.28' continuing with said Parcel "A: to a found iron pin; thence S70DEG.43'19" E 208.28' continuing with said Parcel "A" to a found iron pin; thence S64DEG.16'00"W 309.62' with said Parcel "A" and said easement to a point of curvature; thence 292.31' along a curve to the left having a radius of 484.52' continuing with said easement to the point of beginning.

PARCEL B:

Together with rights of ingress and egress granted under a Declaration of Easement, dated January 26, 1989, recorded in the Clerk's Office.aforesaid in Deed Book 1192, at page 1977 as amended by an Amendment to Declaration of Easement dated February 26, 1990, recorded in the Clerk's Office aforesaid in Deed Book 1218, page 1954, which said Declaration provides access to Jefferson Avenue, a public street.

It being the same property conveyed to CROWN HOTEL PARTNERS by deed from CROWN AMERICAN ASSOCIATES, dated May 3, 1999 and filed for record in Deed Book 1556, page 2125.

                                                                  Greensburg, PA

ALL that certain tract of land lying and situate in Hempfield Township, Westmoreland County, Pennsylvania being known as Parcel 1 of the Four Points Plan No. 1 recorded in Plan Book Volume 91, page 1416, and more particularly described as follows, to-wit:

BEGINNING at a point in the center of a 24 foot private road, said point being North 43DEG. 24' 49" West, 442.00 feet from the intersection of the 24 foot private road and Donahoe Road (SR 1026); thence along said private road North 43DEG. 24' 49" West, 10.00 feet to a point; thence South 44DEG. 22' 00" West,
265.20 feet to a point; thence North 43DEG. 24' 49" West 613.43 feet to a point; thence North 28DEG. 42' 48" East, 172.08 feet to a point; thence North 8DEG. 29' 57" West, 130.87 feet to a point; thence North 43DEG. 24' 49" West, 88.30 feet to a point; thence North 46DEG. 35' 11" East, 368.55 feet to a point; thence North 43DEG. 24' 49" West, 30.00 feet to a point; thence North 46DEG. 35' 11" East, 114.17 feet to a point; thence South 18DEG. 07' 50" East, 33.18 feet to a point; thence South 43DEG. 24' 49" East, 853.45 feet to a point; thence South 48DEG. 50' 00" West, 470.69 feet to a point, the place of beginning.

TOGETHER with all of the rights and benefits established by that certain Reciprocal Easement Agreement between Adam Eidemiller, Inc. and Crown Hotel Partners dated April 26, 1999 and recorded in Deed Book Volume 3664, page 300, including without limitation vehicular and pedestrian ingress, egress and regress over, across and upon (a) that certain 50 foot private drive, (b) that certain 40 foot private drive and (c) that certain 24 foot private drive leading from the property line of the parcel of land described above to Donahoe Road
(SR 1026), all as shown on the ALTA/ACSM Land Title Survey prepared by Tri-Coutny Engineering dated December 30, 1998.

Tax Map No. 50-16-00-0-313

                                                                       Exhibit K
                                                                       ---------

                                HOTEL PROPERTIES

                                   [ATTACHED]

                                    Exhibit K

                              Hotels and Locations

a. Holiday Inn, Beaver Falls, Pennsylvania located at 7195 Eastwood Road, Beaver Falls, PA;

b. Courtyard Marriott, Bensalem, Pennsylvania located at 3327 Street Road, Bensalem, PA;

c. Holiday Inn, Clarion, Pennsylvania located at I-80 at Route 68, Clarion, PA;

d. Four Points Hotel, Greensburg, Pennsylvania located at 100 Sheraton Drive, Greensburg, PA;

e. Comfort Inn, Harrisburg, Pennsylvania located at 4021 Union Deposit Road, Harrisburg, PA;

f. Holiday Inn, Indiana, Pennsylvania located at 1395 Wayne Avenue, Indiana, PA;

g. Wyndham Garden Hotel, Pittsburgh, Pennsylvania located at 3454 Forbes Avenue, Pittsburgh, PA;

h. Comfort Inn, Pottstown, Pennsylvania located at Rt. 100 and Shoemaker Rd., Pottstown, PA;

i. Holiday Inn, Uniontown, Pennsylvania located at 700 West Main Street, Uniontown, PA;

j. Holiday Inn, York, Pennsylvania located at 2000 Loucks Road, York, PA;

k. Holiday Inn, Atlanta, Georgia located at 101 A. Young Int'l Blvd., Atlanta,
GA;

l. Holiday Inn, Cumberland, Maryland located at 100 S. George Street, Cumberland, MD;

m. Holiday Inn, Frederick, Maryland located at 5400 Holiday Drive, Frederick,
MD;

n. Holiday Inn Express, Frederick, Maryland located at 5579 Spectrum Drive, Frederick, MD;

o. Comfort Suites, Asheville, North Carolina located at 890 Brevard Road, Asheville, NC;

p. Holiday Inn University, Charlotte, North Carolina located at 8520 University Park Dr., Charlotte, NC;

q. Holiday Inn Airport, Charlotte, North Carolina located at 2707 Little Rock Road, Charlotte, NC 28214;

r. Wyndham Garden Hotel, Durham, North Carolina located at 4620 South Miami Blvd., Durham, NC;

s. Comfort Inn, Oak Ridge, Tennessee located at 433 S. Rutgers Avenue, Oak Ridge, TN;

t. Four Points Hotel, Harrisonburg, Virginia located at 1400 East Market Street, Harrisonburg, VA;

u. Holiday Inn, Leesburg, Virginia located at 1500 East Market Street, Leesburg, VA; and

v. Comfort Inn, Newport News, Virginia located at 12330 Jefferson Avenue, Newport News, VA.

                                                                       Exhibit L
                                                                       ---------

                                     FORM OF

                                MARKS AGREEMENTS

                                   [ATTACHED]

   [Notwithstanding anything to the contrary herein, the Parties agree to make such modifications to this form of License as appropriate to provide that during the term of this License: (1) Licensor shall maintain ownership and control over the domain:
   crownamericanhotels.com, (2) Licensor shall continue to maintain hypertext links from crownamericanhotels.com to the domains that describe Hotels, and (3) Licensee shall maintain ownership and control over the domain names that describe the Hotels.]

                                     LICENSE
                                     -------

     This License (this "License") is made effective as of ____________________, 2004 by and among Crown Hotel Holding Company, a Delaware corporation ("Holdings"), Crown Hotel Partners, a Pennsylvania limited partnership ("CHP"), Crown American Associates, a Pennsylvania business trust ("CAA"), Maryland Motel Management, Inc., a Maryland corporation ("MMM"), Crown Hotel Investments, L.P., a Delaware limited partnership ("CHI") (Holdings, CHP, CAA, MMM and CHI are collectively referred to herein as the "Licensors"), and AP/APMC Partners, LLC, a Delaware limited liability company ("Licensee").

                                    RECITALS
                                    --------

     WHEREAS, Licensors and Licensee are parties to that certain Agreement for purchase and sale dated as of _________________, 2004 (the "Sale Agreement"), pursuant to which, among other things, the Licensors will sell certain Hotels to the Licensee.

     WHEREAS, the Licensors own or have the right to use and license the marks, names, brand names, logos, designs, trade dress, trade names, domain names, corporate names, and other assets and rights identified in Schedules A and B attached hereto and made a part hereof (collectively, the "Marks").

     WHEREAS, the Licensors have agreed to grant to Licensee a non-exclusive, non-assignable, non-transferable, non-sublicensable, royalty-free license for Licensee to use the Marks for the purposes more fully set forth herein following consummation of the Sale Agreement.

     WHEREAS, the parties desire to set forth the terms of the License and certain other related matters.

     NOW, THEREFORE, in consideration of the premises and the covenants contained herein, and intending to be legally bound, the parties agree as follows.

                                     LICENSE
                                     -------

     1.1 Grant of License; Scope. Subject to the terms and conditions of this License, and those set forth in the Sale Agreement, Licensors hereby grant to Licensee a non-exclusive, non-assignable, non-transferable, non-sublicensable, royalty-free license for Licensee to use and display the Marks solely in connection with the operation of the Hotels acquired by Licensee pursuant to the Sale Agreement, in substantially the same manner and to the same extent that the Marks have been used in connection with the operation of the Hotels immediately prior to the Sale Agreement.

     1.2 Limitation on Use. Licensee agrees that it shall not use or authorize others to use the Marks in any manner other than as specifically permitted by this License, including without limitation use in connection with any properties or businesses of Licensee other than those acquired from Licensors pursuant to the Sale Agreement. Notwithstanding the foregoing, Licensee shall be permitted to use the Marks in such reasonable and appropriate manner as Licensee determines to be consistent with the proper operation and promotion of the Hotels acquired by Licensee in connection with the Sale Agreement; provided, however, that if any proposed use is materially greater than the use as of the effective date of this License, then Licensee shall give Licensors notice of the proposed use and Licensors shall have a period of thirty (30) days to approve such use, which approval shall not be unreasonably withheld.

     1.3 No Assignment or Sub-Licensing. The grant to Licensee under this License is personal to Licensee and is not assignable or sub-licensable by Licensee except that the License herein may be assigned to a successor-in-interest to any of the assets of Licensee acquired in connection with the Sale Agreement or in connection with the assignment of the Sale Agreement as contemplated therein.

     1.4 No Other Rights Granted. Nothing in this License shall be construed as an assignment or grant to Licensee of any right, title or interest in or to the Marks other than the limited license expressly granted hereby.

     1.5 Linking. For three (3) years from the date of this License, unless earlier terminated in accordance with Section 6.2, Licensor shall continue to place hypertext links ("Links") on its wepages identified on Schedule C hereto, for each domain name being assigned to Licensee pursuant to the Sales Agreement. Textual and graphic content of the Links shall be in the same form as currently provided.

               COVENANTS AND OBLIGATIONS OF LICENSEE AND LICENSORS
               ---------------------------------------------------

     2.1 Information Concerning Use. Licensee shall, as reasonably requested by Licensors from time to time, inform Licensors of the details of the use of the Marks by Licensee, including signage, graphics, position, size, colors and script.

     2.2 Quality Controls. Licensee shall cause the nature and quality of its use of the Marks to materially conform to the quality standards established by Licensors and communicated to Licensee from time to time for the Marks. Licensors acknowledge that the quality standards with which the Marks are associated as of the effective date of this License meet the quality standards of this License. Licensors shall not unreasonably vary the quality standards for the Marks. Licensee shall be permitted such time as is reasonable under the circumstances in order to materially conform the quality of its use of the Marks to any reasonable changes in the quality standards set by Licensors under this License.

     2.3 Right to Inspect. Licensors shall have the right, at all reasonable times and with reasonable advance written notice, to inspect the uses of the Marks by Licensee on the premises of Licensee and elsewhere, as Licensors consider necessary to carry out the purposes of inspection as part of appropriate quality control. Licensors shall have the right to receive from Licensee upon reasonable request, without charge, a reasonable number of samples of any materials on which the Marks appear or are otherwise used. Licensee shall amend any such materials which are not reasonably satisfactory to Licensors based upon applicable quality controls, practice and uses. Upon Licensee's request, samples shall be returned in saleable condition.

     2.4 Licensors' Rights in the Marks. Licensee shall reasonably cooperate with Licensors for the purpose of securing and preserving Licensors' rights in and to the Marks, at Licensors' expense. All use of the Marks by Licensee under this License and all goodwill associated with such use shall inure to the benefit of Licensors. At the termination of this License, Licensee shall be deemed to have assigned, transferred and conveyed to Licensors, any rights, equities, goodwill, title or other rights in and to the Marks which may have been obtained by Licensee or which may have vested in Licensee, and Licensee shall execute any instrument reasonably requested by Licensors to accomplish or confirm the foregoing. Any such assignment, transfer or conveyance shall be without further consideration.

     2.5 Compliance with Laws. Licensee shall comply with all laws, rules and/or regulations applicable to the use of the Marks.

     2.6 Non-Interference. Licensee shall not apply for the registration of, or cause or allow the filing of an application for the registration of, a tradename, trademark or service mark which is identical to or confusingly similar to any of the Marks. Licensee shall not take any action that may interfere with or diminish Licensor's right, title or interest in or to the Marks or any goodwill associated therewith. Without limiting the generality of the foregoing, Licensee shall not directly or indirectly through any other entity, attempt to or actually register or acquire, or claim adversely to Licensors, any right, title or interest in or to the Marks or distinctive features thereof. Licensee shall not take any action which contests or impairs Licensors' right, title and interest in and to the Marks or which challenges the validity of this License. Notwithstanding the foregoing, Licensee shall be permitted to undertake such filings, registrations or submissions as may be required by statute, rule or regulation or as may be necessary to the conduct of the businesses and properties of Licensee acquired in connection with the Sale Agreement and the transactions contemplated thereby; provided, that such filings, registrations and submissions shall not be made with the U.S. Patent and Trademark Office or any state or foreign trademark registrar.

     2.7 No Disparagement. Neither Licensee nor Licensors, with respect to the Marks or the name or mark "CROWN", shall, directly or indirectly, use them or direct third parties to use them: (i) so as to disparage or bring them into disrepute or (ii) so as to damage the reputation of Licensee or Licensors.

     2.8 Infringement Claims and Proceedings. Licensee shall promptly notify Licensors of any actual, alleged or threatened infringement or potential infringement or unauthorized use of the Marks of which Licensee is actually aware. Licensee shall not take any legal action to protect against any infringement of the Marks without Licensor's prior written consent. Licensors shall have the sole right and discretion to bring or defend proceedings in connection with any actual, alleged or threatened infringement or unauthorized use of the Marks or any claims related thereto. Licensee shall reasonably cooperate with Licensors, at Licensors' request and expense, in taking steps with respect to any such proceeding. If Licensor fails to bring or defend an action that Licensee, in its reasonable business judgment, believes is necessary to enjoy this License, Licensee may take such action, at its expense, with Licensors' reasonable cooperation, and Licensee may keep the proceeds of any damage award obtained in any such action; provided, however, Licensee will not settle any such case without Licensors' consent, which shall not be unreasonable withheld.

     2.9 Injunctive Relief. Licensee acknowledges and agrees that any unauthorized use or misuse of the Marks by or for Licensee may result in irreparable harm to Licensors and that, in addition to any other rights or remedies specified in this License, Licensors shall be entitled to seek equitable relief, including preliminary injunctive relief, to prevent or correct any harm which results from such violation that is not cured within thirty (30) days of written notice from Licensors identifying the violation.

     2.10 Indemnification By Licensee. Licensee shall indemnify and hold harmless Licensors, officers, directors, trustees, employees, agents, legal representatives, successors and assigns (collectively, "Licensor Indemnified Parties") from and against any losses, damages, claims, suits, actions or proceedings (including reasonable attorneys' fees and expenses) suffered, incurred or asserted against any Licensor Indemnified Parties arising from or relating to (i) any breach by Licensee of its covenants and obligations under this License or (ii) use by Licensee of any of the Marks in a manner other than as specifically contemplated by this License. Licensors shall notify Licensee of any such third party claim(s) in a timely manner. Licensee shall have the authority to control the defense of any third party claim that is subject to indemnification hereunder, provided that Licensee shall not settle or compromise any such claim without the prior written consent of Licensors, which shall not be unreasonably withheld or delayed.

     2.11 Indemnification by Licensors. Licensors shall indemnify and hold harmless Licensee, officers, directors, trustees, employees, agents, legal representatives, successors and assigns (collectively, "Licensee Indemnified Parties") from and against any losses, damages, claims, suits, actions or proceedings (including reasonable attorneys' fees and expenses) suffered, incurred or asserted against any Licensee Indemnified Parties arising from or relating to (i) any breach by any Licensor of its covenants and obligations under this License; and (ii) use by Licensor or any of their affiliates of any of the Marks. Licensors shall have the authority to control the defense of any third party claim that is subject to indemnification hereunder, provided that

Licensors shall not settle or compromise any such claim without the prior written consent of Licensee, which shall not be unreasonably withheld or delayed.

                                  RIGHTS TO USE
                                  -------------

     3.1 Ownership. As between Licensors and Licensee, Licensee acknowledges that the right to use the Marks is the property of Licensors and that Licensors have substantial and valuable goodwill in the Marks. Licensee shall take such reasonable measures to maintain and protect Licensor's rights as Licensors shall reasonably require. Licensee shall cooperate with Licensors and execute any documents reasonably required by Licensors to protect the Marks. Any reasonable out-of-pocket expenses incurred by Licensee in connection therewith shall be paid directly by Licensors or reimbursed directly to Licensee as Licensee shall reasonably request.

                   COVENANTS AND RESPONSIBILITIES OF LICENSORS
                   -------------------------------------------

     4.1 Limitation on Certain Uses of Marks. Licensors agree that, so long as this License is in effect, Licensors shall not use the Marks in any manner that would be likely to materially impair the value or utility of the Marks in connection with the continued use and operation by Licensee of the Hotels acquired pursuant to the Sale Agreement.

                    DISCLAIMERS AND LIMITATIONS ON LIABILITY
                    ----------------------------------------

     5.1 Warranty by Licensors. Licensors represent and warrant that (i) to Licensors' knowledge, Licensors either own all right, title and interest in and to the Marks or have rights to use and license the Marks; (ii) Licensors have the right to license the Marks to Licensee as set forth in this License; and
(iii) to Licensors' knowledge, use of the Marks consistent with Licensors' current usage thereof does not infringe upon or otherwise violate any valid rights of any third party.

     5.2 Warranty Disclaimers. Except as set forth in the Sale Agreement Licensors expressly disclaim, and nothing contained in this License shall be construed as:

          5.1.1 A WARRANTY WITH RESPECT TO THE MARKS, WHETHER STATUTORY, EXPRESSED OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.
          5.1.2 A WARRANTY OR REPRESENTATION THAT ANY USE OF THE MARKS WILL BE FREE FORM INFRINGEMENT OF TRADEMARKS OR SERVICE MARKS OF THIRD PARTIES.

     5.3 Non-Exclusivity. The grant to Licensee under this License is non-exclusive and, subject to Section 4.1, nothing contained herein shall prevent or preclude Licensors from entering into any other licenses with any third party in connection with the Marks.

     5.4 Limitation of Liability. UNDER NO CIRCUMSTANCES WILL EITHER PARTY BE LIABLE TO THE OTHER FOR ANY SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY KIND FOR ANY REASON WHATSOEVER.

                              TERM and TERMINATION
                              --------------------

     6.1 Term. The license granted hereunder as applied to the Marks listed on Schedules A shall continue for three (3) years from the date of this License, unless terminated in accordance with Section 6.2. The license granted hereunder for the Marks listed on Schedule B shall remain in perpetual effect, unless terminated in accordance with Section 6.2.

     6.2 Termination by Licensors. Licensors may terminate this License and the other rights granted hereunder in the event of any material breach by Licensee of this

License which is not cured within thirty (30) days of written notice from Licensors identifying the material breach, provided that if Licensee has commenced reasonable efforts within such thirty (30) day period to cure any such breach but such material breach cannot be cured within such thirty (30) day period, Licensee shall have an additional thirty (30) day period to cure such material breach. Notwithstanding the foregoing, Licensors may terminate this License and the other rights granted hereunder immediately in the event Licensee ceases to operate the Hotels in the ordinary course of business.

     6.3 No Waivers, Etc. Waiver by Licensors of their right to terminate because of any material breach shall not constitute a waiver of any subsequent material breach, regardless of whether of the same or of a different nature. No termination of this License shall relieve or release any party from any of its obligations hereunder with respect to obligations due or acts committed under this License.

     6.4  Effect of Termination. Upon termination of this License:

          6.4.1  all rights granted to Licensee hereunder shall terminate;

          6.4.2 Licensee shall have ninety (90) days to discontinue any and all use of the Marks; and

          6.4.3 the expiry or withdrawal of Licensee's right to use the Marks by Licensors pursuant to the terms of this License shall not entitle Licensee to compensation or damages of any description.

                                  MISCELLANEOUS
                                  -------------

     7.1 Governing Law. This License shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to its conflicts of law principles.

     7.2 Notices. Any notice, request or statement hereunder shall be deemed to be sufficiently given or rendered when sent by registered, certified or first class mail, or by national overnight delivery service, in each case postage and charges pre-paid, and if given or rendered to Licensee or Licensors at the address set forth in the Sale Agreement.

     7.3 Assignment. Licensee shall not assign this License or its rights hereunder in whole or in part without the prior written consent of Licensors, except that, Licensee may assign this License or its rights hereunder in whole or in part to an affiliate or to a successor-in-interest to any of the assets of Licensee acquired directly or indirectly in connection with the Sale Agreement, provided that such successor-in-interest agrees in writing to be bound by the terms of this License. Licensors may assign this License in whole or in part to any person or entity which becomes the owner of the Marks, provided that any such successors or assigns agree to be bound by the terms of this License. This License shall be binding upon the parties and their permitted successors and assigns.

     7.4 Severability. The provisions of this License are severable, and in the event that any provision of this License is determined to be invalid or unenforceable under any controlling body of law, such provision shall be enforced to the fullest extent permitted by applicable law and such invalidity or unenforceability shall not in any way affect the validity or enforceability of the remaining provisions hereof.

     7.5 Entire License. This License sets forth the entire License among the parties hereto with respect to the subject matter hereof, reflects and merges all pertinent prior discussions and correspondence pertaining thereto, and supersedes and cancels all preexisting Licenses pertaining thereto. Any representation, promise, definition, warranty or condition pertaining thereto and not incorporated herein shall not be binding upon either party.

     7.6 Amendments. This License may not be amended, modified or changed in any way hereafter except by a written amendment signed by each of the parties hereto.

     7.7 Independent Contractors. The relationship hereby established between Licensee and Licensors is solely that of independent contractors. This License shall not create an agency, partnership, joint venture or employer/employee relationship, and nothing hereunder shall be deemed to authorize either party to act for, represent or bind the other.

     7.8 Counterparts. This License may be executed in counterparts and upon facsimiles, each such counterpart and facsimile to constitute one and the same instrument.

                            [Signature Page follows]

     IN WITNESS WHEREOF, the parties hereto have caused this License to be signed by their proper officers thereunto duly authorized.

LICENSORS:
                                          Witness:


By:
    ----------------------------------    --------------------------------------
    Crown Hotel Holding Company

    ----------------------------------
       (typed name and title)

Crown Hotel Partners                      Witness:


By:
    ----------------------------------    --------------------------------------
    Crown Hospitality Holdings, Inc.,
    its general partner

    ----------------------------------
       (typed name and title)

                                          Witness:


By:
    ----------------------------------    --------------------------------------
    Crown American Associates

    ----------------------------------
       (typed name and title)

                                          Witness:


By:
    ----------------------------------    --------------------------------------
    Maryland Motel Management, Inc.

    ----------------------------------
       (typed name and title)

Crown Hotel Investments, L.P.             Witness:


By:
    ----------------------------------    --------------------------------------

    Crown Hospitality Holdings, Inc.,
    its general partner

    ----------------------------------
       (typed name and title)

LICENSEE:

                                          Witness:


By:
    ----------------------------------    --------------------------------------
    AP/APMC Partners, LLC

    ----------------------------------
       (typed name and title)

                              Schedule A to License
                              ---------------------

 Marks, Brand Names, Logos, Designs, Trade Dress, Trade Names, Corporate Names,
 ------------------------------------------------------------------------------
                           "MARKS" Subject to Limited
                           --------------------------

CROWN AMERICAN HOTELS

MISCELLANEOUS DESIGN (INVERTED CROWN)

                              Schedule B to License
                              ---------------------

  Marks, Brand Names, Logos, Designs, Trade Dress, Trade Names, Corporate Names
  -----------------------------------------------------------------------------
                    "MARKS" Subject to Perpetual Term License
                    -----------------------------------------

HARRIGAN'S AND DESIGN

Casey's Grill (Beaver Falls, PA and Charlotte, NC (Airport))

                              Schedule C to License
                              ---------------------

crownamericanhotels.com

                        DOMAIN NAME ASSIGNMENT AGREEMENT
                        --------------------------------

             This Domain Name Assignment Agreement (the "Assignment
Agreement"), effective __________________, 2004, is by and among CROWN HOTEL HOLDING COMPANY, a Delaware corporation ("HOLDINGS"), CROWN HOTEL PARTNERS, a Pennsylvania limited partnership ("CHP"), CROWN AMERICAN ASSOCIATES, a Pennsylvania business trust ("CAA"), MARYLAND MOTEL MANAGEMENT, INC., a Maryland corporation ("MMM"), and CROWN HOTEL INVESTMENTS, L.P., a Delaware limited partnership ("CHI") (collectively the "Assignor") and AP/APMC PARTNERS, LLC, a
                                       --------
Delaware limited liability company, ("Assignee").
                                      --------

             WHEREAS, Assignor and Assignee have entered into that certain Agreement for purchase and sale dated as of April ___, 2004 (the "Sale Agreement) pertaining to the sale and purchase of certain Hotels of Assignor, and Assignor has agreed, inter alia, to assign, and Assignee has agreed, inter
                         ----- ----                                      -----
alia, to acquire Assignor's right, title and interest in, to and under the
----
registrations for the domain names referred to in Schedule A attached hereto and made a part hereof (the "Domain Name Registrations");

             NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, the parties agree as follows:

1. Assignor agrees to transfer and assign to Assignee any and all of Assignor's worldwide right, title and interest in and to the Domain Name Registrations.

2. Assignor represents that the Domain Name Registrations are and will remain in paid status and in good standing such that Assignor continues to be in a position to legally transfer complete ownership of the Domain Name Registrations to Assignee until the transfers contemplated hereunder are completed.

3. Upon signing this Assignment Agreement, Assignor agrees to cooperate with Assignee to affect the transfer of the Domain Name Registrations to Assignee, and will take any and all other actions reasonably necessary or requested by Assignee (or any agent thereof) to transfer ownership of the Domain Name Registrations to Assignee, all at Assignee's expense.

4. This Assignment Agreement may be executed in counterparts, each of which, including those with facsimile signatures, will be deemed an original, but all of which constitute one and the same agreement.

5. This Assignment Agreement, the Agreement for Purchase and Sale, and the applicable domain name registration transfer agreements shall constitute the entire agreement among the parties concerning the Domain Name Registrations, and shall be binding on them and their respective successors and assigns.

     IN WITNESS WHEREOF, the parties indicate acceptance of this Assignment Agreement as of the date set forth above:

                            [Signature Page follows]

ASSIGNOR:

                                               Witness:

By:
       ----------------------------            ---------------------------------
       Crown Hotel Holding Company

       ----------------------------
         (typed name and title)


Crown Hotel Partners                           Witness:


By:
       ---------------------------             ---------------------------------
       Crown Hospitality Holdings, Inc.,
       its general partner

       ----------------------------
         (typed name and title)

                                               Witness:

By:
       ----------------------------            ---------------------------------
       Crown American Associates

       ----------------------------
         (typed name and title)

                                               Witness:

By:
       ----------------------------            ---------------------------------
       Maryland Motel Management, Inc.

       ----------------------------
         (typed name and title)

Crown Hotel Investments, L.P.              Witness:


By:
       ---------------------------------   ----------------------------------
       Crown Hospitality Holdings, Inc.,
       its general partner

       ---------------------------------
         (typed name and title)


ASSIGNEE:

                                           Witness:

By:
       ---------------------------------   ----------------------------------
       AP/APMC Partners, LLC

       ---------------------------------
         (typed name and title)

                 SCHEDULE A to Domain Name Assignment
                 ------------------------------------

Domain Names
------------

..        ashevillenccomfort.com

..        durhamncwyndham.com

..        bensalempacourtyard.com

..        harrisburgpacomfortinn.com

..        pottstownpacomfortinn.com

..        wyndhampittsburgh.com

..        newportnewscomfort.com

..        harrisonburgva4points.com

..        pittsburghpawyndham.com

..        greensburgpa4points.com

..        oakridgetncomfortinn.com

..        terranovarestaurant.com

                                   ASSIGNMENT
                                   ----------

     This Assignment, effective __________________, 2004, is by and among CROWN HOTEL HOLDING COMPANY, a Delaware corporation ("HOLDINGS"), CROWN HOTEL PARTNERS, a Pennsylvania limited partnership ("CHP"), CROWN AMERICAN ASSOCIATES, a Pennsylvania business trust ("CAA"), MARYLAND MOTEL MANAGEMENT, INC., a Maryland corporation ("MMM"), and CROWN HOTEL INVESTMENTS, L.P., a Delaware limited partnership ("CHI") (collectively the "ASSIGNOR") and AP/APMC PARTNERS,
                                               --------
LLC, a Delaware limited liability company, ("ASSIGNEE").
                                             --------

     WHEREAS, Assignor and Assignee have entered into that certain Agreement for purchase and sale dated as of April ___, 2004 (the "Sale Agreement"), pertaining to the sale and purchase of certain Hotels of Assignor, and Assignor has agreed, inter alia, to assign, and Assignee has agreed, inter alia, to acquire
----------                                      ----------
Assignor's right, title and interest in, to and under the marks, names, brand names, logos, designs, trade dress, trade names, corporate names, and other assets and rights identified in Schedule A attached hereto and made a part hereof (collectively, the "PROPERTIES").

     NOW, THEREFORE, TO ALL WHOM IT MAY CONCERN, intending to be legally bound, be it known that in consideration of the promises and covenants set forth in the Sale Agreement, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ASSIGNOR hereby sells, assigns, transfers and conveys to ASSIGNEE, its successors and assigns, ASSIGNOR's entire worldwide right, title and interest in and to the PROPERTIES identified in Schedule A attached hereto and made a part hereof and any applications and registrations therefor and such other rights as ASSIGNOR may have in the PROPERTIES identified in Schedule A, if any, together with the goodwill associated with the Hotels connected with the Properties and any common law rights associated therewith, including any and all prior causes of action and damages relating thereto worldwide. ASSIGNOR agrees that it will not seek to register any of the Properties, or a confusing variation thereof and will not challenge Assignee's rights to the Properties.

         ASSIGNOR HEREBY COVENANTS that upon the request of the ASSIGNEE
(or its successors and assigns) ASSIGNOR will provide ASSIGNEE (or its successors and assigns) with such pertinent facts and documents if available relating to the PROPERTIES and to any applications and registrations therefor, and legal equivalents in the United States and foreign countries as may be reasonably known and accessible to ASSIGNOR and will execute and deliver to ASSIGNEE (or its successors and assigns) such documents as ASSIGNEE may reasonably request in connection with the assignment contemplated by this Agreement. Any and all actual reasonable expenses incurred by ASSIGNOR in connection with its obligations under this paragraph shall be paid by ASSIGNEE (or its successors and assigns).

         WITH RESPECT TO THE PROPERTIES AND THE RIGHTS, IF ANY, REFERRED TO HEREIN, ASSIGNOR MAKES NO WARRANTY: OF EXISTENCE, VALIDITY, NON-INFRINGEMENT, TRANSFERABILITY OR OWNERSHIP; OR WHETHER STATUTORY, EXPRESS OR IMPLIED, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR
PURPOSE OR ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

         ASSIGNOR MAKES NO INDEMNIFICATION BEYOND THOSE PROVIDED IN THE SALE AGREEMENT.


                            [Signature Page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this License to be signed by their proper officers thereunto duly authorized.

ASSIGNOR:

                                              Witness:

By:
       ---------------------------------     ----------------------------------
       Crown Hotel Holding Company

       ---------------------------------
         (typed name and title)


Crown Hotel Partners                           Witness:


By:
       ---------------------------------      ---------------------------------
       Crown Hospitality Holdings, Inc.,
       its general partner

       ---------------------------------
         (typed name and title)

                                              Witness:

By:
       ---------------------------------     ----------------------------------
       Crown American Associates

       ---------------------------------
         (typed name and title)

                                               Witness:

By:
       -----------------------------------     ---------------------------------
       Maryland Motel Management, Inc.

       -----------------------------------
         (typed name and title)


Crown Hotel Investments, L.P.                  Witness:


By:
       -----------------------------------     ---------------------------------
       Crown Hospitality Holdings, Inc.,
       its general partner

       -----------------------------------
         (typed name and title)


ASSIGNEE:

                                               Witness:

By:
       -----------------------------------     ---------------------------------
       AP/APMC Partners, LLC

       -----------------------------------
         (typed name and title)

                            Schedule A to ASSIGNMENT
                            ------------------------

  Marks, Brand Names, Logos, Designs, Trade Dress, Trade Names, Corporate Names
  -----------------------------------------------------------------------------

                                  "PROPERTIES"
                                  ------------

MR. P'S AND DESIGN

Casey's Sports Grill & Spirits (Harrisonburg, VA)
Casey's Lounge (Frederick, MD-Holiday Inn)
5400 Market Place Restaurant (Frederick, MD - Holiday Inn)
University Patio and Grill (Charlotte, NC (University))
Vista Plateau (Greensburg, PA)
Prospect Lounge (Greensburg, PA)
Mixer's (York, PA)
Olympic Room Restaurant (Harrisonburg, VA)
Mansion House Restaurant (Leesburg, VA)
Lighthorse Tavern (Leesburg, VA)
International Boulevard Cafe (Atlanta, GA)
Timberlands (Clarion, PA)
Mulligan's (Clarion, PA)
Garden Cafe (Dunham, NC-Wyndham)
Terranova Cal-Ital Bar & Grill (Pittsburgh, PA-Wyndham)

                                                                       Exhibit M
                                                                       ---------
                                     FORM OF

                             NEWCO WARRANT AGREEMENT

                                   [ATTACHED]

[NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, THE TERMS OF THIS WARRANT SHALL BE CONFORMED TO THE TERMS SET FORTH IN THE ISSUER'S STOCK OPTION PLAN IN CONNECTION WITH THE ISSUER'S IPO.]

THIS WARRANT AND UNDERLYING SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAW AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT PURSUANT TO AN EXEMPTION FROM OR OTHERWISE IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF SUCH ACT OR ANY APPLICABLE STATE SECURITIES LAW.

                                 Capital Lodging

            WARRANT TO PURCHASE COMMON SHARES OF BENEFICIAL INTEREST

This Warrant to Purchase Common Shares of Beneficial Interest ("Warrant") is issued as of the ____ day of ______, 2004, by Capital Lodging, a Maryland real estate investment trust ("Issuer"), to _____________________ (together with any subsequent assignee or transferee hereof collectively referred to as the "Warrantholder").

1. Issuance of Warrant. For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Warrantholder is hereby entitled to purchase from Issuer, having a place of business at ______________________, Dallas, Texas _____, a maximum of [_____________ (___)]
[5% of the total number of shares authorized for issuance under the Issuer's stock option plan in connection with Capital Lodging's IPO] fully paid and nonassessable shares of the Issuer's Common Shares (the "Warrant Shares") for cash (including check or money order) at a price of $[___] per share (as adjusted in accordance with the terms hereof, the "Exercise Price") at any time or from time to time up to and including [________, 2014] (the "Expiration Date"), any such date of exercise shall be an "Exercise Date." The Exercise Price and the number of shares purchasable hereunder are subject to adjustment as provided in Section 8 of this Warrant.

2.   Exercise.

     (a) This Warrant is exercisable at the option of the holder of record hereof, at any time or from time to time, up to the Expiration Date for all or any part of the Warrant Shares (but not for a fraction of a share) which may be purchased hereunder. The Issuer agrees that the common shares of beneficial interest of the Issuer ("Common Shares") purchased under this Warrant shall be and are deemed to be issued to the Warrantholder hereof as the record owner of such shares as of the close of business upon surrender to the Issuer at its principal office (or at such other location as the Issuer may advise the Warrantholder in writing) of this Warrant together with a properly completed notice in the form attached as Annex A hereto ("Exercise Notice") and, if applicable, upon payment in cash or by check of the aggregate Exercise Price for the number of shares for which this Warrant is being exercised. The Issuer shall pay any applicable documentary or transfer tax and any other taxes or governmental charges; provided, however, that the Issuer shall not be required to pay any tax or taxes or other charges which may be payable in respect of any transfer involved in the issue of any Warrant Shares in a name other than that of the registered holder of a Warrant Share surrendered upon the exercise of this Warrant, and the Issuer shall not be required to issue or deliver such Warrant Shares unless or until the Person or Persons requesting the issuance thereof shall have paid to the Issuer the amount of such tax or shall have established to the satisfaction of the Issuer that such tax has been paid; provided further, that, the Warrantholder shall pay any income taxes which the Issuer may be required by law to collect in respect of such exercise. Certificates for the shares of Warrant Shares so purchased, together with any other securities or property to which the Warrantholder hereof is entitled upon such exercise, shall be delivered to the Warrantholder hereof by the Issuer within a reasonable time after the rights represented by this Warrant have been so exercised. In case of a purchase of less than all the shares which may be purchased under this Warrant, the Issuer shall cancel this Warrant and execute and deliver a new Warrant of like tenor for the balance of the shares purchasable under this Warrant surrendered upon such purchase to the Warrantholder hereof within a reasonable time. Each stock certificate shall be registered in the name of the Warrantholder. All certificates representing Warrant Shares shall bear the legend described in
Section 0 below and any other legends generally placed on certificates for Common Shares, including a legend provided for in the Declaration of Trust with regard to restrictions on transferability for the purpose of the Issuer's maintenance of its status as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986, as amended, and to prohibit exceeding the ownership limits set forth in the Issuer's Declaration of Trust, and the transfer and/or sale of any Warrant Shares so issued shall be limited in the manner and to the extent provided by such legends and ownership limits and the Declaration of Trust and bylaws of the Issuer.

     (b) Net Issue Exercise. Notwithstanding any provisions herein to the contrary, if the Fair Market Value (as defined in Section 0) of one share of the Common Shares is greater than the Exercise Price (at the date of calculation as set forth below), in lieu of exercising this Warrant for cash, the Warrantholder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Issuer together with the properly completed Exercise Notice and notice of such election in which event the Issuer shall issue to the Warrantholder a number of Warrant Shares computed using the following formula:

          X = Y (A-B)
              -------
                 A

          Where X = the number of shares of Warrant Shares to be issued to the Warrantholder

                    Y = the number of Warrant Shares purchasable under this Warrant or, if only a portion of this Warrant is being exercised, the portion of this Warrant being canceled (at the date of such calculation)

                    A = the Fair Market Value of one share of the Common Shares (at the date of such calculation)

                    B = Exercise Price (as adjusted to the date of such calculation)

     (c) The Issuer shall at all times have authorized, and reserve and keep available, free from preemptive rights, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon the exercise of this Warrant, the number of Common Shares deliverable upon exercise of this Warrant. All Warrant Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof.

     (d) Any Exercise Notice delivered under Section 0 hereof may condition the exercise of this Warrant on the consummation of a sale contemplated by or on the consummation of a sale of Warrant Shares pursuant to a public offering registered under the Securities Act, and such exercise or exchange shall not be deemed to have occurred except concurrently with the consummation of any such sale.

3. Transfer. This Warrant may not be transferred to any person or entity without the prior written consent of the Issuer in its sole discretion; provided, however, that no such consent shall be required for the Warrantholder to transfer this Warrant to any affiliate of the Warrantholder. A transfer in accordance with the foregoing may be effected by presentation of this Warrant with written instructions for such transfer to the Issuer at the Issuer's Offices. Upon such presentation for transfer, this Warrant shall be canceled, and the Issuer shall promptly execute and deliver a new warrant in the form hereof in the name of the assignee and in the denominations specified in such instructions. Each warrant issued upon transfer shall bear the legend that appears on the face of this Warrant.

4. Fractional Interest. The Issuer shall not be required to issue fractional Common Shares or securities upon the exercise of this Warrant. If any such fractional Common Shares would, except for the provisions of this Section 0, be issuable upon the exercise of this Warrant (or any specified portion thereof), the Issuer may, at its election, pay an amount in cash equal to the then Fair Market Value per Common Share multiplied by such fraction.

5. Warrantholder Not Shareholder. Except as otherwise provided herein, this Warrant does not confer upon the Warrantholder, as such, any right whatsoever as a shareholder of the Issuer prior to the exercise thereof, either at law or in equity, and the rights of the Warrantholder are limited to those expressed in this Warrant.

6. Loss, Theft, Destruction or Mutilation. If this Warrant shall be mutilated, lost, stolen or destroyed, the Issuer shall issue, in exchange and substitution for and upon cancellation of the mutilated Warrant, or in lieu of and substitution for this Warrant lost, stolen or destroyed, a new warrant of like tenor and representing the right to purchase a like number of Warrant Shares, but only upon receipt of evidence satisfactory to the Issuer of such loss, theft or destruction of this Warrant and, if requested, indemnity satisfactory to the Issuer. No service charge shall be made for any such substitution, but all expenses and reasonable charges associated with procuring such indemnity and all stamp, tax and other governmental duties that may be imposed in relation thereto shall be borne by the Warrantholder. Each warrant issued in any such substitution shall bear the legend set forth on the face of this Warrant.

7.   Notice Of Certain Events. For so long as this Warrant remains outstanding:
(a) notice of any contemplated merger, consolidation, exchange of shares, separation, reorganization or liquidation of the Issuer, or other similar event, shall be given to the Warrantholder at least ten (10) Business Days prior to the proposed consummation of such event; and (b) copies of all notices, packages and documents provided to any or all holders of capital stock of the Issuer shall be provided in like manner to the Warrantholder.

8. Adjustment of Exercise Price and Number of Warrant Shares. Prior to the Expiration Date, the Exercise Price and the number of Warrant Shares purchasable upon the exercise of this Warrant are subject to adjustment from time to time upon the occurrence of any of the events enumerated in this Section 0.

     (a)  Changes in Common Shares.

          (i) In the event that the Issuer shall at any time prior to the Expiration Date (A) declare a dividend on Common Shares in shares or other securities of the Issuer, (B) split or subdivide the outstanding Common Shares,
(C) combine the outstanding Common Shares into a smaller number of shares, or
(D) issue by reclassification of its Common Shares any shares or other securities of the Issuer or other corporation, then, in each such event, (x) the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Warrantholder shall be entitled to receive the kind and number of such shares or other securities of the Issuer or other corporation which the Warrantholder would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event (or any record date with respect thereto) and (y) the Exercise Price per Warrant Share payable upon exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such event by a fraction, the numerator of which shall be the number of Warrant Shares purchasable upon the exercise of this Warrant immediately prior to such event, and the denominator of which shall be the number of Warrant Shares purchasable immediately after such event. Such adjustment shall be made whenever any of the events listed above shall occur. An adjustment made pursuant to this Section 0 shall become effective immediately after the effective date of the event, retroactive to the record date, if any, for the event.

          (ii) In the event that the Issuer's outstanding Common Shares shall be changed into or exchangeable for a different number or kind of shares of stock or other securities of the Issuer or another corporation, or cash or other property, whether through reorganization, recapitalization, merger or consolidation, then there shall be substituted for each Common Share subject to this Warrant, the number and kind of shares of stock or other securities or the cash or other property into which each outstanding Common Share shall be so changed or for which each such share shall be exchangeable. In the case of any adjustment or substitution as provided for in this Section 0, the aggregate Exercise Price for all Warrant Shares then purchasable prior to such adjustment or substitution shall be the aggregate Exercise Price for all Warrant Shares (including any fraction), cash or other property to which such Warrant Shares shall have been adjusted or which shall have been substituted for such shares.

          (iii) If at any time, as a result of an adjustment made pursuant to Sections 8(a)(i) and 8(a)(ii), the Warrantholder shall become entitled to receive any shares of capital stock of the Issuer other than Common Shares, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Warrant Shares contained in this Section 0, and the provisions of this Warrant with respect to the Warrant Shares shall apply on like terms to such other shares.

     (b) De Minimis Adjustment. Anything herein to the contrary notwithstanding, no adjustment in the Exercise Price or the number of Warrant Shares issuable upon exercise of this Warrant shall be required unless such adjustment, either by itself or with other adjustments not previously made, would require a change of at least one percent (1%) in the Exercise Price or number of Warrant Shares issuable upon exercise of this Warrant; provided, however, that any adjustment which by reason of this Section 0 is not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 0 shall be made to the nearest one-tenth of a cent ($.001) (rounded to the nearest cent ($.01)) with respect to any monetary amount to be actually paid) or to the nearest one hundredth (0.01) of a share, as the case may be.

9. Report as to Adjustments. In each case of any adjustment or readjustment in the number of Common Shares (or other securities) issuable upon the exercise of this Warrant or the Exercise Price, the Issuer at its expense shall promptly compute such adjustment or readjustment in accordance with the terms of this Warrant and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of
(a) the consideration received or to be received by the Issuer for any additional Common Shares issued or sold or deemed to have been issued, (b) the number of Common Shares outstanding or deemed to be outstanding and (c) the Exercise Price in effect immediately prior to such issue or sale and as adjusted and readjusted on account thereof. The Issuer shall forthwith mail a copy of each such report to the Warrantholder and shall keep copies of all such reports at the Issuer's Offices and will cause the same to be available for inspection during normal business hours by the Warrantholder or its designee.

10. Early Termination. If at any time the Issuer proposes to (i) effect a consolidation of the Issuer with or the merger of the Issuer with or into any other Person with the effect that the shareholders of the Issuer immediately prior to the consummation of the transaction will hold less than 50% of the surviving entity (or its parent) immediately after the consummation of the proposed transaction or (ii) the sale of the properties and assets of the Issuer as, or substantially as, an entirety to any other Person, the Issuer shall provide notice to the Warrantholder in accordance with Section 0 hereof and the Warrantholder shall have until the closing date of the proposed transaction to exercise the Warrant. If the Warrantholder receives proper advance notice as required herein and if the Warrant has not been exercised by the closing date of such transaction, this Warrant shall terminate on such closing date.

11. Transfer To Comply with the Securities Act. Notwithstanding any other provision contained herein, (A) this Warrant and any Warrant Shares have not been and will not be registered under the Securities Act or the securities laws of any state of the United States and are therefore "restricted securities" within the meaning of Rule 144 under the Securities Act, (B) this Warrant and any Warrant Shares can be offered, sold, pledged or otherwise transferred only

(1) (a) in a transaction meeting the requirements of Rule 144 under the Securities Act or (b) in accordance with another exemption from the registration requirements of the Securities Act (and based upon an opinion of counsel if the Issuer so requests), (2) to the Issuer or (3) pursuant to an effective registration statement and, in each case, in accordance with any applicable securities laws of any state of the United States or any other applicable jurisdiction and (C) the purchaser will, and each subsequent holder is required to, notify any subsequent purchaser from it of the resale restrictions set forth in (B) above.

12. Legend. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of this Warrant and the issuance of any of the Warrant Shares, all certificates representing such securities shall bear on the face thereof substantially the following legend:

          THE COMMON SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE US SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY APPLICABLE STATE SECURITIES LAW, AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AS EVIDENCED BY AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE STATE AND OTHER SECURITIES LAWS.

13. Specific Performance. The Warrantholder shall have the right to specific performance by the Issuer of the provisions of this Warrant. The Issuer hereby irrevocably waives, to the extent that it may do so under applicable law, any defense based on the adequacy of a remedy at law which may be asserted as a bar to the remedy of specific performance in any action brought against the Issuer for specific performance of this Warrant by the Warrantholder or holders of Warrant Shares.

14. Definitions. The following terms used herein shall have the meanings indicated below, unless the context otherwise requires:

          "Board of Trustees" shall mean the board of trustees of the Issuer.

          "Business Day" shall mean a day other than a Saturday, a Sunday or a day on which banking institutions in Dallas, Texas are not required to be open.

          "Common Shares" shall have the meaning set forth in Section 2 hereof.

          "Declaration of Trust" shall mean the declaration of trust of the Issuer, as amended from time to time.

          "Exercise Date" shall have the meaning set forth in Section 1 hereof.

          "Exercise Notice" shall have the meaning set forth in Section 2 hereof.

          "Exercise Price" shall have the meaning set forth in Section 1 hereof.

          "Expiration Date" shall have the meaning set forth in Section 1 hereof.

          "Fair Market Value" as of any date shall mean the amount equal to the closing price of the Common Shares on the securities exchange, national automated quotation system or other over-the-counter market on which the Common Shares are then traded, on the Trading Day immediately prior to such date, or if the Common Shares are not publicly traded, then as determined by the Issuer's Board of Trustees in good faith.

          "Issuer's Offices" shall mean _______________________, Dallas, Texas _____, or such other address as the Issuer shall designate by written notice to the Warrantholder.

          "Person" means any individual person or any corporation, partnership, limited liability company, trust or other entity.

          "REIT" shall have the meaning set forth in Section 2 hereof.

          "Securities Act" shall mean the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations promulgated thereunder.

          "Trading Day" shall mean a day on which the principal national securities exchange, national automated quotation system or other over-the-counter market on which the Common Shares are listed or admitted to trading is open for the transaction of business or, if the Common Shares are not publicly traded, shall mean a Business Day.

          "Warrant Shares" shall have the meaning set forth in Section 1 hereof.

15.  Notices.

     (a) Any notice or demand to be given or made by the Warrantholder of this Warrant or the Warrant Shares to or on the Issuer pursuant to this Agreement shall be in writing and shall be sufficiently given or made if personally delivered or transmitted by overnight courier or by facsimile to and received by the Issuer, or in lieu of such personal delivery or overnight courier or facsimile transmission, if sent by any means providing confirmation of receipt or inability to deliver such notice if delivery was attempted using certified or registered, return receipt service of the U.S. Post Office, addressed to the Issuer at the Issuer's Offices.

     (b) Any notice to be given by the Issuer to the Warrantholder or any holder of the Warrant Shares in writing and shall be sufficiently given if personally delivered or transmitted by overnight courier or by facsimile to and received by such holder, or in lieu of such personal delivery or overnight courier or facsimile transmission, if sent by any means providing confirmation of receipt or inability to deliver such notice if delivery was attempted using certified or registered, return receipt service of the U.S. Post Office, addressed to such holder as such holder's name and address shall appear on the warrant register or the Common Shares registry of the Issuer, as the case may be.

16. Amendments and Waivers. Any provision of this Warrant may be amended or waived, but only pursuant to a written agreement signed by the Issuer and the Warrantholder. No course of dealing or any delay or failure to exercise any right, power or remedy hereunder on the part of the Warrantholder shall operate as a waiver of or otherwise prejudice the Warrantholder's rights, powers or remedies hereunder.

17. Severability. Any provision of this Warrant which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remainder of such provision or the remaining provisions of this Warrant.

18. Binding Effect. This Warrant shall be binding upon and inure to the sole and exclusive benefit of Issuer, the Warrantholder, their respective permitted successors and assigns and the registered holders from time to time of the Warrant Shares.

19. Benefits of this Warrant. Nothing in this Warrant shall be construed to give to any Person other than Issuer and the registered holders of this Warrant and the Warrant Shares any legal or equitable right, remedy or claim under this Warrant. Until this Warrant is transferred on the books of the Issuer, the Issuer may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

20. Governing Law. THIS WARRANT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF MARYLAND (WITHOUT REFERENCE TO CONFLICTS OF LAW RULES).

IN WITNESS WHEREOF, the Issuer has caused this Warrant to be duly executed and delivered as of the date first above written.

                                        Capital Lodging,
                                        a Maryland real estate investment trust


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                     ANNEX A

                         [FORM OF ELECTION TO PURCHASE]

                    (To be executed upon exercise of warrant)

Check One:

_____      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase the Warrant Shares as stated below and herewith tenders payment for such Warrant Shares in the amount of $____________.

_____      The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase the Warrant Shares as stated below pursuant to the Net Issue Exercise provisions of Section 2(b) of this Warrant and herewith tenders this Warrant in exchange for __________ Warrant Shares.

The undersigned requests that a certificate for the Warrant Shares be registered in the name of _____________________________ whose address is
______________________________ and that such certificate be delivered to
___________________________ whose address is __________________________________.

Number of Common Shares: ______


Signature:_____________________________
(Signature must conform in all respects to name of holder as specified on the face of this Warrant)


Date: ___________________________

                                                                       Exhibit N
                                                                       ---------

RECORDING REQUESTED BY:

AND WHEN RECORDED, MAIL TO:

--------------------------------------------------------------------------------
                                                       [FOR RECORDER'S USE ONLY]

                                     FORM OF

                     AGREEMENT FOR ASSIGNMENT AND ASSUMPTION
                                OF OFFSITE RIGHTS

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [legal name, entity type and jurisdiction of Buyer or nominee] ("Assignee"), on the other.

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement"), dated as of ___________, 2004, between Assignor and others, as "Seller," and [Assignee] [___________], as "Buyer" for purchase of, inter alia, certain assets including, but not limited to, that certain hotel ("Hotel") having a street address of [_________________] commonly known as the [____________], as more particularly described in the Purchase Agreement.

          B. In conjunction with the sale and purchase of the Hotel, the Purchase Agreement obligates Assignor to assign to Assignee, and Assignee to assume, all of Assignor's rights, title and interest in, to and under the "Offsite Rights" (as identified in the Schedule of Offsite Rights attached hereto as Exhibit A), subject to the terms and conditions set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Effective on the date hereof, Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, all of Assignor's rights, title and interest in, to and under each of the leases, licenses, agreements, instruments and other documents identified as the Offsite Rights in Exhibit A hereto and to all rights, benefits and privileges accruing thereunder or appurtenant thereto.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes all of the obligations and liabilities of Assignor under each of the Offsite Rights accruing from and after the date hereof.

     3. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     4. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     5. Counterparts; Recording. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Only Assignee, or its successor or assign, shall have the right to record this Assignment and Assignor shall not record any counterpart hereof.

     6. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the State of New York and for all purposes shall be governed by and construed in accordance with such laws.

     7. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     8. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                               [NAME OF SELLER],
                                        a [jurisdiction/entity]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

ASSIGNEE:                               [NAME, entity, jurisdiction of Buyer or
                                        nominee]


                                        By:
                                               ---------------------------------
                                        Name:
                                               ---------------------------------
                                        Title:
                                               ---------------------------------

                                ACKNOWLEDGEMENTS

STATE OF                  )
                          ) ss:
COUNTY OF_________________)

On __________________________________, before me, _____________________________, personally appeared ___________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

______________________________________    [SEAL]


STATE OF CALIFORNIA       )
                          ) ss:
COUNTY OF ________________)


On __________________________________, before me, _____________________________, personally appeared _____________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

______________________________________    [SEAL]

                                    EXHIBIT A

                           Schedule of Offsite Rights

                                                                       Exhibit O
                                                                       ---------

                         SCHEDULED CAPITAL EXPENDITURES

Description                                                Feb-04          Mar-04              Apr-04            May-04
Uniontown Relicensing
      Dining/Lounge/Lobby                                                                      200,000 /(6)/     250,000 /(6)/
      Exterior of Building                                                                                        75,000 /(13)/
      Courtyard/Pool Fence                                                                      20,000 /(7)/      25,000 /(14)/
      Meeting Rooms/Ballroom                                                                    60,000 /(8)/      20,000 /(8)/
      Back-of-House Areas                                                                       10,000 /(9)/      50,000 /(15)/
      Stairwells/Corridors                                                                      20,000 /(10)/     40,000 /(10)/
      Architectural/Engineering                                                                 10,000            10,000
      Guestrooms                                                                                30,000 /(11)/     10,000 /(11)/
      Roofing                                                                                   30,000 /(12)/     20,000 /(12)/

Greensburg PIP
      Exterior                                                                                                   150,000 /(16)/
      Design/Architect
      Lounge                                                                                                      35,000 /(17)/
      Interior Signage
      Fitness Center
      Pool Area
      Guestroom Corridors
      Guestrooms                                                                                                  12,000 /(18)/
      Guestroom Baths
      Storage & Contingency
      Taxes/Freight/Disposal                                                                                      10,000
      ADA Rooms
      Signage
      Back of House

Basic Capital Expenditures (Paid out of FF&E Reserves)

      Clarion Holiday Inn              Swimming Pool Liner                  16,000 /(3)/
      Indiana Holiday Inn              Swimming Pool Repairs
                                       (coping stone, drains, tile work)    16,000 /(3)/
      Pittsburgh Wyndham Garden        Elevator Mechanics Upgrade           50,000 /(4)/        50,000 /(4)/      40,000 /(4)/
      Atlanta Holiday Inn              Guestroom HVAC Units                 14,000 /(5)/
      Atlanta Holiday Inn              PC and Printer Replacement(s)
      Harrisburg Comfort Inn           Bedspreads                           19,000 /(1)(5)/
      York Holiday Inn                 Roof Repairs                         20,000 /(5)/
      Charlotte University Holiday Inn Neon Edging                           7,000 /(5)/
      Clarion Holiday Inn              Banquet Chairs                                            7,800
      Indiana Holiday Inn              Door Closures for Guestrooms                              4,250
      Pittsburgh Wyndham Garden        Vinyl/Wall Repair above HVAC units                       23,000
      Beaver Falls Holiday Inn         Fire Alarm System                                        25,000 /(1)/
      Asheville Comfort Suites         High Speed Internet Access                               13,600
      Atlanta Holiday Inn              Mechanical Room Repairs                                   8,500
      Harrisburg Comfort Inn           Mattresses                                               13,200 /(1)/
      Bensalem Courtyard by Marriott   Marriott Recommended Improvements                        15,000 /(1)/
      Durham Wyndham Garden            Guestroom Carpet                                         69,000


Description                                                Feb-04           Jun-04                Jul-04            Total
Uniontown Relicensing
      Dining/Lounge/Lobby                                                   120,000 /(6)/                           570,000
      Exterior of Building                                                   75,000 /(13)/        250,000 /(13)/    400,000
      Courtyard/Pool Fence                                                   30,000 /(14)/         30,000 /(14)/    105,000
      Meeting Rooms/Ballroom                                                 20,000 /(8)/                           100,000
      Back-of-House Areas                                                    40,000 /(19)/         30,000 /(25)/    130,000
      Stairwells/Corridors                                                   10,000 /(10)/                           70,000
      Architectural/Engineering                                              15,000                15,000            50,000
      Guestrooms                                                                                                     40,000
      Roofing                                                                                                        50,000

Greensburg PIP
      Exterior                                                              200,000 /(16)/        140,000 /(16)/    490,000
      Design/Architect                                                       15,000                25,000            40,000
      Lounge                                                                 40,000 /(17)/                           75,000
      Interior Signage                                                        8,000                                   8,000
      Fitness Center                                                         13,000 /(20)/                           13,000
      Pool Area                                                              11,000 /(21)/                           11,000
      Guestroom Corridors                                                    45,000 /(22)/         45,000 /(22)/     90,000
      Guestrooms                                                            112,000 /(23)/        100,000 /(26)/    224,000
      Guestroom Baths                                                        34,000 /(24)/                           34,000
      Storage & Contingency                                                  15,000                15,000            30,000
      Taxes/Freight/Disposal                                                                                         10,000
      ADA Rooms                                                                                    25,000            25,000
      Signage                                                                                     100,000 /(27)/    100,000
      Back of House                                                                                10,000 /(28)/     10,000

Basic Capital Expenditures (Paid out of FF&E Reserves)

      Clarion Holiday Inn              Swimming Pool Liner                                                           16,000
      Indiana Holiday Inn              Swimming Pool Repairs
                                       (coping stone, drains, tile work)                                             16,000
      Pittsburgh Wyndham Garden        Elevator Mechanics Upgrade                                                   140,000
      Atlanta Holiday Inn              Guestroom HVAC Units                                                          14,000
      Atlanta Holiday Inn              PC and Printer Replacement(s)                                                     --
      Harrisburg Comfort Inn           Bedspreads                                                                    19,000
      York Holiday Inn                 Roof Repairs                                                                  20,000
      Charlotte University Holiday Inn Neon Edging                                                                    7,000
      Clarion Holiday Inn              Banquet Chairs                                                                 7,800
      Indiana Holiday Inn              Door Closures for Guestrooms                                                   4,250
      Pittsburgh Wyndham Garden        Vinyl/Wall Repair above HVAC units                                            23,000
      Beaver Falls Holiday Inn         Fire Alarm System                                                             25,000
      Asheville Comfort Suites         High Speed Internet Access                                                    13,600
      Atlanta Holiday Inn              Mechanical Room Repairs                                                        8,500
      Harrisburg Comfort Inn           Mattresses                                                                    13,200
      Bensalem Courtyard by Marriott   Marriott Recommended Improvements                                             15,000
      Durham Wyndham Garden            Guestroom Carpet                                                              69,000

Description                                                Feb-04          Mar-04              Apr-04            May-04
      Harrisonburg Four Points         Drapes & Bedspreads                                      24,000 /(1)/
      Oak Ridge Comfort Inn            Bedspreads                                               16,000 /(1)/
      Beaver Falls Holiday Inn         ADA Room                                                 12,000 /(1)/
      Harrisonburg Four Points         Roof Replacement - Commercial Area                                         40,000
      Atlanta Holiday Inn              High Speed Internet Access                                                 77,120
      Beaver Falls Holiday Inn         Fire Alarm System Upgrade                                                  50,000 /(1)/
      Newport News Comfort Inn         Casegoods
      Cumberland Holiday Inn           Hallway HVAC Unit
      Bensalem Courtyard by Marriott   Roof Repairs
      Frederick Holiday Inn            Courtyard Skylight Replacements
      Indiana Holiday Inn              Sidewalk Replacements and Repairs
      Pittsburgh Wyndham Garden        Upgrade Suites & Executive Level
      Pittsburgh Wyndham Garden        Sofa Beds for Suites
      Pittsburgh Wyndham Garden        Hotel Window Sheers

Description                                                Feb-04           Jun-04                Jul-04            Total
      Harrisonburg Four Points         Drapes & Bedspreads                                                           24,000
      Oak Ridge Comfort Inn            Bedspreads                                                                    16,000
      Beaver Falls Holiday Inn         ADA Room                                                                      12,000
      Harrisonburg Four Points         Roof Replacement - Commercial Area                                            40,000
      Atlanta Holiday Inn              High Speed Internet Access                                                    77,120
      Beaver Falls Holiday Inn         Fire Alarm System Upgrade                                                     50,000
      Newport News Comfort Inn         Casegoods                            161,000 /(1),(25)/                      161,000
      Cumberland Holiday Inn           Hallway HVAC Unit                     17,000                                  17,000
      Bensalem Courtyard by Marriott   Roof Repairs                          50,000                                  50,000
      Frederick Holiday Inn            Courtyard Skylight Replacements       19,200                                  19,200
      Indiana Holiday Inn              Sidewalk Replacements and Repairs                            5,000             5,000
      Pittsburgh Wyndham Garden        Upgrade Suites & Executive Level                            30,000            30,000
      Pittsburgh Wyndham Garden        Sofa Beds for Suites                                         5,000             5,000
      Pittsburgh Wyndham Garden        Hotel Window Sheers                                          4,396             4,396

Description                                                Feb-04          Mar-04              Apr-04            May-04
Opera PMS
      Charlotte Airport Holiday Inn                         87,750 /(1)/
      Atlanta Holiday Inn                                  114,400 /(1)/
      Charlotte University Holiday Inn                                      90,000 /(1)/
      Frederick Holiday Inn                                                                                    79,200 /(1)/

Enterprise Software Agreements
    1 Frederick Holiday Inn Express                            993 /(2)/
    2 Clarion Holiday Inn                                    1,192 /(2)/
    3 Indiana Holiday Inn                                    1,391 /(2)/
    4 Uniontown Holiday Inn                                  1,391 /(2)/
    5 OakRidge Comfort Inn                                     795 /(2)/
    6 Newport News Comfort Inn                               1,192 /(2)/
    7 Leesburg Holiday Inn                                   1,788 /(2)/
    8 Pittsburgh Wyndham Garden                              2,583 /(2)/
    9 Harrisonburg Four Points                               1,589 /(2)/
   10 Charlotte Airport Holiday Inn                          2,185 /(2)/
   11 Beaver Falls Holiday Inn                               1,391 /(2)/
   12 Asheville Comfort Suites                                 795 /(2)/
   13 Atlanta Holiday Inn                                    2,583 /(2)/
   14 Harrisburg Comfort Inn                                   596 /(2)/
   15 Cumberland Holiday Inn                                 1,391 /(2)/
   16 Frederick Holiday Inn                                  1,987 /(2)/
   17 York Holiday Inn                                       1,788 /(2)/
   18 Bensalem Courtyard by Marriott                         1,391 /(2)/
   19 Pottstown Comfort Inn                                    596 /(2)/
   20 Durham Wyndham Garden                                  1,192 /(2)/
   21 Charlotte University Holiday Inn                       1,589 /(2)/

PC Anywhere Software Licenses
    1 Atlanta Holiday Inn                                      715 /(2)/
    2 Charlotte University Holiday Inn                         385 /(2)/
    3 Clarion Holiday Inn
    4 Indiana Holiday Inn
    5 Uniontown Holiday Inn
    6 OakRidge Comfort Inn
    7 Newport News Comfort Inn
    8 Leesburg Holiday Inn
    9 Charlotte Airport Holiday Inn
   10 Harrisonburg Four Points
   11 Pittsburgh Wyndham Garden
   12 Frederick Holiday Inn Express
   13 York Holiday Inn
   14 Beaver Falls Holiday Inn
   15 Asheville Comfort Suites
   16 Harrisburg Comfort Inn
   17 Cumberland Holiday Inn


Description                                                Jun-04                Jul-04            Total
Opera PMS
      Charlotte Airport Holiday Inn                                                                 87,750
      Atlanta Holiday Inn                                                                          114,400
      Charlotte University Holiday Inn                                                              90,000
      Frederick Holiday Inn                                                                         79,200

Enterprise Software Agreements
    1 Frederick Holiday Inn Express                                                                    993
    2 Clarion Holiday Inn                                                                            1,192
    3 Indiana Holiday Inn                                                                            1,391
    4 Uniontown Holiday Inn                                                                          1,391
    5 OakRidge Comfort Inn                                                                             795
    6 Newport News Comfort Inn                                                                       1,192
    7 Leesburg Holiday Inn                                                                           1,788
    8 Pittsburgh Wyndham Garden                                                                      2,583
    9 Harrisonburg Four Points                                                                       1,589
   10 Charlotte Airport Holiday Inn                                                                  2,185
   11 Beaver Falls Holiday Inn                                                                       1,391
   12 Asheville Comfort Suites                                                                         795
   13 Atlanta Holiday Inn                                                                            2,583
   14 Harrisburg Comfort Inn                                                                           596
   15 Cumberland Holiday Inn                                                                         1,391
   16 Frederick Holiday Inn                                                                          1,987
   17 York Holiday Inn                                                                               1,788
   18 Bensalem Courtyard by Marriott                                                                 1,391
   19 Pottstown Comfort Inn                                                                            596
   20 Durham Wyndham Garden                                                                          1,192
   21 Charlotte University Holiday Inn                                                               1,589

PC Anywhere Software Licenses
    1 Atlanta Holiday Inn                                                                              715
    2 Charlotte University Holiday Inn                                                                 385
    3 Clarion Holiday Inn                                                            275               275
    4 Indiana Holiday Inn                                                            275               275
    5 Uniontown Holiday Inn                                                          330               330
    6 OakRidge Comfort Inn                                                           220               220
    7 Newport News Comfort Inn                                                       330               330
    8 Leesburg Holiday Inn                                                           495               495
    9 Charlotte Airport Holiday Inn                                                  605               605
   10 Harrisonburg Four Points                                                       385               385
   11 Pittsburgh Wyndham Garden                                                      715               715
   12 Frederick Holiday Inn Express                                                  220               220
   13 York Holiday Inn                                                               550               550
   14 Beaver Falls Holiday Inn                                                       275               275
   15 Asheville Comfort Suites                                                       165               165
   16 Harrisburg Comfort Inn                                                         165               165
   17 Cumberland Holiday Inn                                                         330               330

Description                                                Feb-04          Mar-04              Apr-04            May-04
   18 Frederick Holiday Inn
   19 Bensalem Courtyard by Marriott
   20 Pottstown Comfort Inn
   21 Durham Wyndham Garden

Breeze Upgrade (Sales Software)
      Atlanta Holiday Inn

Network Switch Replacement
      Clarion Holiday Inn                                      500 /(2)/
      Indiana Holiday Inn                                      500 /(2)/
      Uniontown Holiday Inn                                    500 /(2)/
      Leesburg Holiday Inn                                     500 /(2)/
      Pittsburgh Wyndham Garden                                500 /(2)/
      Harrisonburg Four Points                                 500 /(2)/
      Charlotte Airport Holiday Inn                            500 /(2)/
      Beaver Falls Holiday Inn                                 500 /(2)/
      Atlanta Holiday Inn                                      500 /(2)/
      Cumberland Holiday Inn                                   500 /(2)/
      Frederick Holiday Inn                                    500 /(2)/
      York Holiday Inn                                         500 /(2)/
      Bensalem Courtyard by Marriott                           500 /(2)/
      Durham Wyndham Garden                                    500 /(2)/
      Charlotte University Holiday Inn                         500 /(2)/

PC and Printer Replacement(s)
      Charlotte University Holiday Inn                       4,045
      Atlanta Holiday Inn                                                    6,775
      Charlotte Airport Holiday Inn                                                                               6,475
      Clarion Holiday Inn
      Indiana Holiday Inn
      Uniontown Holiday Inn
      Newport News Comfort Inn
      Harrisonburg Four Points
      Frederick Holiday Inn Express
      Beaver Falls Holiday Inn
      Asheville Comfort Suites
      Harrisburg Comfort Inn
      Cumberland Holiday Inn
      Frederick Holiday Inn
      Bensalem Courtyard by Marriott
      Pottstown Comfort Inn
      Durham Wyndham Garden

Monthly Contingency                                         68,840          68,840              68,840            68,840

Total Capital Expenditures                                 314,033         307,615             730,190         1,068,635


Description                                                Jun-04                Jul-04            Total
   18 Frederick Holiday Inn                                                          550               550
   19 Bensalem Courtyard by Marriott                                                 385               385
   20 Pottstown Comfort Inn                                                          165               165
   21 Durham Wyndham Garden                                                          330               330

Breeze Upgrade (Sales Software)
      Atlanta Holiday Inn                                                         23,500            23,500

Network Switch Replacement
      Clarion Holiday Inn                                                                              500
      Indiana Holiday Inn                                                                              500
      Uniontown Holiday Inn                                                                            500
      Leesburg Holiday Inn                                                                             500
      Pittsburgh Wyndham Garden                                                                        500
      Harrisonburg Four Points                                                                         500
      Charlotte Airport Holiday Inn                                                                    500
      Beaver Falls Holiday Inn                                                                         500
      Atlanta Holiday Inn                                                                              500
      Cumberland Holiday Inn                                                                           500
      Frederick Holiday Inn                                                                            500
      York Holiday Inn                                                                                 500
      Bensalem Courtyard by Marriott                                                                   500
      Durham Wyndham Garden                                                                            500
      Charlotte University Holiday Inn                                                                 500

PC and Printer Replacement(s)
      Charlotte University Holiday Inn                                                               4,045
      Atlanta Holiday Inn                                                                            6,775
      Charlotte Airport Holiday Inn                                                                  6,475
      Clarion Holiday Inn                                                          2,980             2,980
      Indiana Holiday Inn                                                          3,380             3,380
      Uniontown Holiday Inn                                                        2,830             2,830
      Newport News Comfort Inn                                                     2,430             2,430
      Harrisonburg Four Points                                                     5,410             5,410
      Frederick Holiday Inn Express                                                1,365             1,365
      Beaver Falls Holiday Inn                                                       150               150
      Asheville Comfort Suites                                                       550               550
      Harrisburg Comfort Inn                                                       2,015             2,015
      Cumberland Holiday Inn                                                       1,100             1,100
      Frederick Holiday Inn                                                        1,365             1,365
      Bensalem Courtyard by Marriott                                               2,980             2,980
      Pottstown Comfort Inn                                                        1,615             1,615
      Durham Wyndham Garden                                                          550               550

Monthly Contingency                                         68,840                68,840           413,040

Total Capital Expenditures                               1,119,040               957,221         4,496,734

Notes

(1) Franchisor required capital expenditure.
(2) Actual amounts paid.
(3) Work began 03/22/04.
(4) Elevator mechanical upgrade is anticipated to be delayed until September 2004. However, a portion of the cost of materials would have to be paid for 10 weeks in advance of work commencing.
(5) Work not yet commenced.
(6) Full lobby, dining room and lounge renovation, including registration desk, lobby seating and accent tables, floors, bartops, bar equipment, fixtures, banquettes, ceilings, tabletops, chairs, buffet and window treatments.
(7) Fence.
(8) Ballroom work began in 08/03. Remaining items include cost of tables, chairs, meeting room furniture and carpets. Work on two new meeting rooms began on 2/24/04.
(9) Kitchen renovation.
(10) Work will include painting exit doors to stairwell, replacing existing vinyl with new vinyl, closing open risers amd providing additional handrails.
(11) Work on guest rooms began in 06/03 and is substantially completed. April and May expenses are PIP requirements include changing auxiliary door locks, connecting doors and hardware, soft goods (carpet, window treatments, activity chair, lounge chair, ergonomic desk chairs, sofas), hard goods (vinyls, floor and table lighting, entry lights, case goods), equipment (telephones, refrigerators, microwaves) and ADA compliant rooms. April and May of 2004 w
(12) Roofline enhancements.
(13) Crown received permission to delay exterior work due to inclement weather in PA. Work is expected to be done between May and September with the majority of the dollars spent in July through September. Work includes total renovation of of the exterior of guestroom buildings, louver panel replacements, brick repairs, permanent cover for auxiliary entrances, parking lot asphalt paving and striping and drive through surface under porte-cochere.
(14) Paint, lighting in courtyard, carpets.
(15) Includes gameroom ($10K), interior signage ($12K), employee's breakroom, waiters station, and dining room restrooms ($20K) and window glass replacement ($10K). Some of this work is not required under the PIP.
(16) Work expected to occur from May through July. Although the PIP required completion of this work by April 1, 2004, Crown received permission to delay this work due to inclement weather in PA. Work to include landscaping, porte-cochere enhancements, lighting, main entrance doors, secondary aluminum door refinishing, canopies, parking lot repairs, sealing and restriping.
(17) Complete lounge renovation. Waiting for design approval from Starwood.
(18) Two line phones for all guest rooms.
(19) Public restrooms ($20K), administrative offices ($20K). Adminstrative office work not required under PIP.
(20) Bike replacement. Replacement of flooring with new standard.
(21) Addition of no diving signage and chaise lounge chairs with small tables.
(22) Work includes new carpeting, new vinyl, vending area house phone and signage, guest entrance door refinishing, ceiling tile replacement, service door refurbishment.
(23) New mattresses ordered.
(24) Includes new grab bars, new curtain rods, new curtains and liners and refinishing of tub area and mirrors.
(25) Case goods must be completed by May 31, 2004.
(26) Firesafety (work expected to extend into Aug 2004).
(27) Includes new phones, locks on connector doors, carpet and Standard Four Points Guest Room Package (softgoods, artwork and lighting). Work to be done between June and August.
(28) Exterior signage.
(29) Work includes new carpet/flooring and paint in banquet storage area and upgrades to existing employee cafeteria.

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property

February 2004     Paid         Paid         Frederick Holiday Inn Express
                  Paid         Paid         Clarion Holiday Inn
                  Paid         Paid         Clarion Holiday Inn
                  Paid         Paid         Indiana Holiday Inn
                  Paid         Paid         Indiana Holiday Inn
                  Paid         Paid         Uniontown Holiday Inn
                  Paid         Paid         Uniontown Holiday Inn
                  Paid         Paid         OakRidge Comfort Inn
                  Paid         Paid         Newport News Comfort Inn
                  Paid         Paid         Leesburg Holiday Inn
                  Paid         Paid         Leesburg Holiday Inn
                  Paid         Paid         Pittsburgh Wyndham Garden
                  Paid         Paid         Pittsburgh Wyndham Garden
                  Paid         Paid         Harrisonburg Four Points
                  Paid         Paid         Harrisonburg Four Points
                  Paid         Paid         Charlotte Airport Holiday Inn
                  Paid         Paid         Charlotte Airport Holiday Inn
                  Paid         Paid         Charlotte Airport Holiday Inn
                  Paid         Paid         Beaver Falls Holiday Inn
                  Paid         Paid         Beaver Falls Holiday Inn
                  Paid         Paid         Asheville Comfort Suites
                  Paid         Paid         Atlanta Holiday Inn
                  Paid         Paid         Atlanta Holiday Inn
                  Paid         Paid         Atlanta Holiday Inn
                  Paid         Paid         Atlanta Holiday Inn
                  Paid         Paid         Harrisburg Comfort Inn
                  Paid         Paid         Cumberland Holiday Inn
                  Paid         Paid         Cumberland Holiday Inn
                  Paid         Paid         Frederick Holiday Inn
                  Paid         Paid         Frederick Holiday Inn
                  Paid         Paid         York Holiday Inn
                  Paid         Paid         York Holiday Inn
                  Paid         Paid         Bensalem Courtyard by Marriott
                  Paid         Paid         Bensalem Courtyard by Marriott
                  Paid         Paid         Pottstown Comfort Inn
                  Paid         Paid         Durham Wyndham Garden
                  Paid         Paid         Durham Wyndham Garden
                  Paid         Paid         Charlotte University Holiday Inn
                  Paid         Paid         Charlotte University Holiday Inn
                  Paid         Paid         Charlotte University Holiday Inn
                  Paid         Paid         Charlotte University Holiday Inn
                                            Debt Pool 1

   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
February 2004     Enterprise Software Agreement               993              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,192              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,391              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,391              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement               795              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,192              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,788              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             2,583              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,589              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             2,185              Debt Pool 1 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 1 Reserves - FYE 01/31/05
                  Opera PMS                                87,750              Debt Pool 1 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,391              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement               795              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             2,583              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                715              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Opera PMS                               114,400              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement               596              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,391              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,987              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,788              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,391              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement               596              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,192              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Enterprise Software Agreement             1,589              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                385              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             4,045              Debt Pool 2 Reserves - FYE 01/31/05
                  Network Switch Replacement                  500              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,337              Debt Pool 1 Reserves - FYE 01/31/05

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property

                                            Debt Pool 2

March 2004         3/22/2004                Clarion Holiday Inn
                   3/22/2004                Indiana Holiday Inn

                                            Pittsburgh Wyndham Garden
                                            Atlanta Holiday Inn
                                            Atlanta Holiday Inn
                                            Harrisburg Comfort Inn
                                            York Holiday Inn
                                            Charlotte University Holiday Inn
                                            Charlotte University Holiday Inn
                                            Debt Pool 1
                                            Debt Pool 2

April 2004                                  Clarion Holiday Inn
                                            Indiana Holiday Inn
                                            Pittsburgh Wyndham Garden
                                            Pittsburgh Wyndham Garden
                                            Beaver Falls Holiday Inn
                                            Asheville Comfort Suites
                                            Atlanta Holiday Inn
                                            Harrisburg Comfort Inn
                                            Bensalem Courtyard by Marriott
                                            Durham Wyndham Garden
                                            Debt Pool 1
                                            Debt Pool 2
                                            Harrisonburg Four Points
                                            Oak Ridge Comfort Inn
                                            Beaver Falls Holiday Inn

                   1/20/2004    3/23/2004   Uniontown Holiday Inn
                   3/15/2004   6/30/2004E
                   2/24/2004     4/28/04E

                    6/1/2003

   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
                  Monthly Contingency                      34,503              Debt Pool 2 Reserves - FYE 01/31/05
                                    Monthly Subtotal      314,033

March 2004        Swimming Pool Liner                      16,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Swimming Pool Repairs
                  (coping stone, drains, tile work)        16,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Elevator Mechanics Upgrade               50,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Guestroom HVAC Units                     14,000              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             6,775              Debt Pool 2 Reserves - FYE 01/31/05
                  Bedspreads                               19,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Roof Repairs                             20,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Opera PMS                                90,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Neon Edging                               7,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,337              Debt Pool 1 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,503              Debt Pool 2 Reserves - FYE 01/31/05
                                    Monthly Subtotal      307,615

April 2004        Banquet Chairs                            7,800              Debt Pool 1 Reserves - FYE 01/31/05
                  Door Closures for Guestrooms              4,250              Debt Pool 1 Reserves - FYE 01/31/05
                  Vinyl/Wall Repair above HVAC units       23,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Elevator Mechanics Upgrade               50,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Fire Alarm System                        25,000              Debt Pool 2 Reserves - FYE 01/31/05
                  High Speed Internet Access               13,600              Debt Pool 2 Reserves - FYE 01/31/05
                  Mechanical Room Repairs                   8,500              Debt Pool 2 Reserves - FYE 01/31/05
                  Mattresses                               13,200              Debt Pool 2 Reserves - FYE 01/31/05
                  Marriott Recommended Improvements        15,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Guestroom Carpet                         69,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,337              Debt Pool 1 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,503              Debt Pool 2 Reserves - FYE 01/31/05
                  Drapes & Bedspreads                      24,000              Debt Pool 1 Reserves - FYE 01/31/04 (Carryover)
                  Bedspreads                               16,000              Debt Pool 1 Reserves - FYE 01/31/04 (Carryover)
                  ADA Room                                 12,000              Debt Pool 2 Reserves - FYE 01/31/04 (Carryover)
                                            Subtotal      350,190

                  Dining/Lounge/Lobby                     200,000              Relicensing - FYE 01/31/05
                  Courtyard/Pool Fence                     20,000              Relicensing - FYE 01/31/05
                  Meeting Rooms/Ballroom                   60,000              Relicensing - FYE 01/31/05
                  Back-of-House Areas                      10,000              Relicensing - FYE 01/31/05
                  Stairwells/Corridors                     20,000              Relicensing - FYE 01/31/05
                  Architectural/Engineering                10,000              Relicensing - FYE 01/31/05
                  Guestrooms                               30,000              Relicensing - FYE 01/31/05
                  Roofing                                  30,000              Relicensing - FYE 01/31/05
                                            Subtotal      380,000

                                    Monthly Subtotal      730,190

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property

May 2004                                    Pittsburgh Wyndham Garden
                                            Harrisonburg Four Points
                                            Charlotte Airport Holiday Inn
                                            Atlanta Holiday Inn
                                            Frederick Holiday Inn
                                            Debt Pool 1
                                            Debt Pool 2
                                            Beaver Falls Holiday Inn

                   2/24/2004    4/28/2004   Uniontown Holiday Inn

                   3/15/2004   6/30/2004E
                   2/24/2004     4/28/04E

                    6/1/2003

                                            Greensburg Four Points

June 2004                                   Newport News Comfort Inn
                                            Cumberland Holiday Inn
                                            Bensalem Courtyard by Marriott
                                            Frederick Holiday Inn
                                            Debt Pool 1
                                            Debt Pool 2

                   2/24/2004    5/30/2004   Uniontown Holiday Inn

                   3/15/2004   6/30/2004E
                   2/24/2004

   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
May 2004          Elevator Mechanics Upgrade               40,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Roof Replacement - Commercial Area       40,000              Debt Pool 1 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             6,475              Debt Pool 1 Reserves - FYE 01/31/05
                  High Speed Internet Access               77,120              Debt Pool 2 Reserves - FYE 01/31/05
                  Opera PMS                                79,200              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,337              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,503              Debt Pool 2 Reserves - FYE 01/31/05
                  Fire Alarm System Upgrade                50,000              Debt Pool 2 Reserves - FYE 01/31/04 (Carryover)
                                            Subtotal      361,635

                  Dining/Lounge/Lobby                     250,000              Relicensing - FYE 01/31/05
                  Exterior of Building                     75,000              Relicensing - FYE 01/31/05
                  Courtyard/Pool Fence                     25,000              Relicensing - FYE 01/31/05
                  Meeting Rooms/Ballroom                   20,000              Relicensing - FYE 01/31/05
                  Back-of-House Areas                      50,000              Relicensing - FYE 01/31/05
                  Stairwells/Corridors                     40,000              Relicensing - FYE 01/31/05
                  Architectural/Engineering                10,000              Relicensing - FYE 01/31/05
                  Guestrooms                               10,000              Relicensing - FYE 01/31/05
                  Roofing                                  20,000              Relicensing - FYE 01/31/05
                                            Subtotal      500,000

                  Exterior                                150,000              PIP - FYE 01/31/05
                  Lounge                                   35,000              PIP - FYE 01/31/05
                  Two-Line Phones                          12,000              PIP - FYE 01/31/05
                  Taxes/Freight/Disposal                   10,000              PIP - FYE 01/31/05
                                            Subtotal      207,000

                                    Monthly Subtotal    1,068,635

June 2004         Casegoods                               161,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Hallway HVAC Unit                        17,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Roof Repairs                             50,000              Debt Pool 2 Reserves - FYE 01/31/05
                  Courtyard Skylight Replacements          19,200              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,337              Debt Pool 1 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,503              Debt Pool 2 Reserves - FYE 01/31/05
                                            Subtotal      316,040

                  Dining/Lounge/Lobby                     120,000              Relicensing - FYE 01/31/05
                  Exterior of Building                     75,000              Relicensing - FYE 01/31/05
                  Courtyard/Pool Fence                     30,000              Relicensing - FYE 01/31/05
                  Meeting Rooms/Ballroom                   20,000              Relicensing - FYE 01/31/05
                  Back-of-House Areas                      40,000              Relicensing - FYE 01/31/05
                  Stairwells/Corridors                     10,000              Relicensing - FYE 01/31/05

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property

                                            Greensburg Four Points

 July 2004                                  Clarion Holiday Inn
                                            Clarion Holiday Inn
                                            Indiana Holiday Inn
                                            Indiana Holiday Inn
                                            Indiana Holiday Inn
                                            Uniontown Holiday Inn
                                            Uniontown Holiday Inn
                                            OakRidge Comfort Inn
                                            Newport News Comfort Inn
                                            Newport News Comfort Inn
                                            Leesburg Holiday Inn
                                            Charlotte Airport Holiday Inn
                                            Harrisonburg Four Points
                                            Harrisonburg Four Points
                                            Pittsburgh Wyndham Garden
                                            Pittsburgh Wyndham Garden
                                            Pittsburgh Wyndham Garden
                                            Pittsburgh Wyndham Garden
                                            Frederick Holiday Inn Express
                                            Frederick Holiday Inn Express
                                            York Holiday Inn
                                            Beaver Falls Holiday Inn
                                            Beaver Falls Holiday Inn
                                            Asheville Comfort Suites
                                            Asheville Comfort Suites
                                            Harrisburg Comfort Inn
                                            Harrisburg Comfort Inn

   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
                  Architectural/Engineering                15,000              Relicensing - FYE 01/31/05
                                            Subtotal      310,000

                  Exterior                                200,000              PIP - FYE 01/31/05
                  Design/Architect                         15,000              PIP - FYE 01/31/05
                  Lounge                                   40,000              PIP - FYE 01/31/05
                  Interior Signage                          8,000              PIP - FYE 01/31/05
                  Fitness Center                           13,000              PIP - FYE 01/31/05
                  Pool Area                                11,000              PIP - FYE 01/31/05
                  Guestroom Corridors                      45,000              PIP - FYE 01/31/05
                  Guestrooms                              112,000              PIP - FYE 01/31/05
                  Guestroom Baths                          34,000              PIP - FYE 01/31/05
                  Storage & Contingency                    15,000              PIP - FYE 01/31/05
                                            Subtotal      493,000

                                    Monthly Subtotal    1,119,040

 July 2004        PC Anywhere Software License                275              Debt Pool 1 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             2,980              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                275              Debt Pool 1 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             3,380              Debt Pool 1 Reserves - FYE 01/31/05
                  Sidewalk Replacements and Repairs         5,000              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                330              Debt Pool 1 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             2,830              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                220              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                330              Debt Pool 1 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             2,430              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                495              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                605              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Replacement 2                          5,410              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                385              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                715              Debt Pool 1 Reserves - FYE 01/31/05
                  Upgrade Suites & Executive Level         30,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Sofa Beds for Suites                      5,000              Debt Pool 1 Reserves - FYE 01/31/05
                  Hotel Window Sheers                       4,396              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                220              Debt Pool 1 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             1,365              Debt Pool 1 Reserves - FYE 01/31/05
                  PC Anywhere Software License                550              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                275              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)               150              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                165              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)               550              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                165              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             2,015              Debt Pool 2 Reserves - FYE 01/31/05

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property

                                            Cumberland Holiday Inn
                                            Cumberland Holiday Inn
                                            Frederick Holiday Inn
                                            Frederick Holiday Inn
                                            Bensalem Courtyard by Marriott
                                            Bensalem Courtyard by Marriott
                                            Pottstown Comfort Inn
                                            Pottstown Comfort Inn
                                            Durham Wyndham Garden
                                            Durham Wyndham Garden
                                            Atlanta Holiday Inn
                                            Debt Pool 1
                                            Debt Pool 2

                                            Uniontown Holiday Inn

                                            Greensburg Four Points


   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
                  PC Anywhere Software License                330              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             1,100              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                550              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             1,365              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                385              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             2,980              Debt Pool 2 Reserves - FYE 01/31/05
                  PC and Printer Replacement(s)             1,615              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                165              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Anywhere Software License                330              Debt Pool 2 Reserves - FYE 01/31/05
                  PC Replacement 2                            550              Debt Pool 2 Reserves - FYE 01/31/05
                  Breeze Upgrade                           23,500              Debt Pool 2 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,337              Debt Pool 1 Reserves - FYE 01/31/05
                  Monthly Contingency                      34,503              Debt Pool 2 Reserves - FYE 01/31/05
                                            Subtotal      172,221

                  Exterior of Building                    250,000              Relicensing - FYE 01/31/05
                  Courtyard/Pool Fence                     30,000              Relicensing - FYE 01/31/05
                  Back-of-House Areas                      30,000              Relicensing - FYE 01/31/05
                  Architectural/Engineering                15,000              Relicensing - FYE 01/31/05
                                            Subtotal      325,000

                  Exterior                                140,000              PIP - FYE 01/31/05
                  Signage                                 100,000              PIP - FYE 01/31/05
                  Design/Architect                         25,000              PIP - FYE 01/31/05
                  Back of House                            10,000              PIP - FYE 01/31/05
                  Guestroom Corridors                      45,000              PIP - FYE 01/31/05
                  Guestrooms                              100,000              PIP - FYE 01/31/05
                  ADA Rooms                                25,000              PIP - FYE 01/31/05
                  Storage & Contingency                    15,000              PIP - FYE 01/31/05
                                            Subtotal      460,000

                                    Monthly Subtotal      957,221
-----------------------------------------------------------------
Total February 1, 2004 - July 30, 2004                  4,496,734
-----------------------------------------------------------------

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property


   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
                  MONTHLY SUBTOTALS
                  February 2004                           314,033
                  March 2004                              307,615
                  April 2004                              730,190
                  May 2004                              1,068,635
                  June 2004                             1,119,040
                  July 2004                               957,221

                                                        4,496,734

                  LINE ITEM SUBTOTALS
                  Enterprise Software Agreement            30,398
                  Network Switch Replacement                7,500
                  Opera PMS                               371,350
                  PC Anywhere Software License              7,865
                  PC and Printer Replacement(s)            40,055
                  PC Replacement 2                          5,960
                  High Speed Internet Access               90,720
                  Elevator Mechanics Upgrade              140,000
                  Mechanical Room Repairs                   8,500
                  Swimming Pool Liner                      16,000
                  Swimming Pool Repairs
                  (coping stone, drains, tile work)        16,000
                  Guestroom HVAC Units                     14,000
                  Roof Repairs                             70,000
                  Roof Replacement - Commercial Area       40,000
                  Neon Edging                               7,000
                  Banquet Chairs                            7,800
                  Door Closures for Guestrooms              4,250
                  Vinyl/Wall Repair above HVAC units       23,000
                  Fire Alarm System                        25,000
                  Fire Alarm System Upgrade                50,000
                  Mattresses                               13,200
                  Marriott Recommended Improvements        15,000
                  Guestroom Carpet                         69,000
                  Drapes & Bedspreads                      24,000
                  Bedspreads                               35,000
                  ADA Room                                 12,000
                  Casegoods                               161,000
                  Hallway HVAC Unit                        17,000
                  Courtyard Skylight Replacements          19,200
                  Sidewalk Replacements and Repairs         5,000

   Scheduled                   Completion
(Calendar Year)   Start Date      Date              Hotel Property



   Scheduled
(Calendar Year)              Description                 Budget     Comments                 Excel Source
                  Upgrade Suites & Executive Level         30,000
                  Sofa Beds for Suites                      5,000
                  Hotel Window Sheers                       4,396
                  Breeze Upgrade                           23,500
                  Monthly Contingency                     413,040

                  Basic Capital Expenditures            1,821,734

                  Uniontown Relicensing                 1,515,000
                  Greensburg PIP                        1,160,000

                  Total                                 4,496,734

                                   Capital Expenditure Budget FYE 1/31/05
----------------------------------------------------------------------------------------------
Pool 1           Hotel Property                Description                 Account    Budget
----------------------------------------------------------------------------------------------
   Feb '04
               Frederick HIX        Enterprise Software Agreement          04106101        993
               Clarion HI           Enterprise Software Agreement          04107101      1,192
               Clarion HI           Network Switch Replacement             04107104        500
               Indiana HI           Enterprise Software Agreement          04108101      1,391
               Indiana HI           Network Switch Replacement             04108104        500
               Uniontown HI         Enterprise Software Agreement          04109101      1,391
               Uniontown HI         Network Switch Replacement             04109104        500
               OakRidge CI          Enterprise Software Agreement          04110101        795
               Newport News CI      Enterprise Software Agreement          04111101      1,192
               Leesburg HI          Enterprise Software Agreement          04100101      1,788
               Leesburg HI          Network Switch Replacement             04100104        500
               Pittsburgh W         Enterprise Software Agreement          04102101      2,583
               Pittsburgh W         Network Switch Replacement             04102104        500
               Harrisonburg 4 Pts.  Enterprise Software Agreement          04103101      1,589
               Harrisonburg 4 Pts.  Network Switch Replacement             04103104        500
               Charlotte Airport    Enterprise Software Agreement          04104101      2,185
               Charlotte Airport    Network Switch Replacement             04104104        500
               Charlotte Airport    Opera PMS                              04104105     87,750
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       140,686
                                                                                     ---------
  March '04
            x  Clarion HI           Swimming Pool Liner                    04107105     16,000
            x  Indiana HI           Swimming Pool Repairs (coping stone,
                                    drains, tile work)                     04108110     16,000
            x  Pittsburgh W         Elevator Mechanics Upgrade             04102103     50,000
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       116,337
                                                                                     ---------
  April '04
            x  Clarion HI           Banquet Chairs                         04107106      7,800
            x  Indiana HI           Door Closures for Guestrooms           04108109      4,250
            x  Pittsburgh W         Vinyl/Wall Repair above HVAC units     04102108     23,000
            x  Pittsburgh W         Elevator Mechanics Upgrade             04102103     50,000
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       119,387
                                                                                     ---------
   May '04
            x  Pittsburgh W         Elevator Mechanics Upgrade             04102103     40,000
            x  Harrisonburg 4 Pts.  Roof Replacement - Commercial Area     04103106     40,000
               Charlotte Airport    PC and Printer Replacement(s)          04104103      6,475
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       120,812
                                                                                     ---------
   June '04
            x  Newport News CI      Casegoods                              04111105    161,000
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       195,337
                                                                                     ---------

                                   Capital Expenditure Budget FYE 1/31/05
----------------------------------------------------------------------------------------------
Pool 1           Hotel Property                Description                 Account    Budget
----------------------------------------------------------------------------------------------
  July '04
               Clarion HI           PC Anywhere Software License           04107102        275
               Clarion HI           PC and Printer Replacement(s)          04107103      2,980
               Indiana HI           PC Anywhere Software License           04108102        275
               Indiana HI           PC and Printer Replacement(s)          04108103      3,380
            x  Indiana HI           Sidewalk Replacements and Repairs      04108108      5,000
               Uniontown HI         PC Anywhere Software License           04109102        330
               Uniontown HI         PC and Printer Replacement(s)          04109103      2,830
               OakRidge CI          PC Anywhere Software License           04110102        220
               Newport News CI      PC Anywhere Software License           04111102        330
               Newport News CI      PC and Printer Replacement(s)          04111103      2,430
               Leesburg HI          PC Anywhere Software License           04100102        495
               Charlotte Airport    PC Anywhere Software License           04104102        605
               Harrisonburg 4 Pts.  PC Replacement 2                       04103103      5,410
               Harrisonburg 4 Pts.  PC Anywhere Software License           04103102        385
               Pittsburgh W         PC Anywhere Software License           04102102        715
            x  Pittsburgh W         Upgrade Suites & Executive Level       04102106     30,000
            x  Pittsburgh W         Sofa Beds for Suites                   04102107      5,000
            x  Pittsburgh W         Hotel Window Sheers                    04102109      4,396
               Frederick HIX        PC Anywhere Software License           04106102        220
               Frederick HIX        PC and Printer Replacement(s)          04106103      1,365
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       100,978
                                                                                     ---------
  Aug. '04
               Pittsburgh W         Breeze Upgrade                         04102105     15,100
            x  Indiana HI           Parking Lot Repairs (Seal and Stripe)  04108106     18,000
            x  Indiana HI           Drainage Pipe & Catch Basin in
                                    Parking Lot                            04108107      8,000
            x  Frederick HIX        Guestroom Carpet                       04106105     30,000
            x  Frederick HIX        Bedspreads                             04106106     17,000
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       122,437  793,537
                                                                                     ---------
  Sept '04
            x  Clarion HI           Carpet for Small Meeting Rooms &
                                    Lobby Corridor                         04107107     15,000
            x  Leesburg HI          Mattresses                             04100103     50,000
               Leesburg HI          Breeze Upgrade                         04100105      2,780
               Frederick HIX        Phones/Wiring                          04106104      9,000
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       111,117
                                                                                     ---------
  Oct. '04
               Indiana HI           Opera PMS                              04108105     82,200
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                       116,537
                                                                                     ---------
  Nov. '04
            x  Leesburg HI          Guestroom Carpet                       04100107     15,000
            x  Leesburg HI          Desk Chairs                            04100106     21,420
               Harrisonburg 4 Pts.  Phones & Wiring                        04103105      8,250
               Newport News CI      PBX Interface                          04111104      1,000
                                    Monthly Contingency                                 34,337
                                                                                     ---------
                                                                                        80,007
                                                                           -------------------
                                                                              TOTAL  1,223,635
                                                                           -------------------

                                   Capital Expenditure Budget FYE 1/31/05
----------------------------------------------------------------------------------------------
Pool 2           Hotel Property                Description                 Account    Budget
----------------------------------------------------------------------------------------------
   Feb '04
               Beaver Falls HI      Enterprise Software Agreement          04569101      1,391
               Beaver Falls HI      Network Switch Replacement             04569104        500
               Asheville C.S.       Enterprise Software Agreement          04570101        795
               Atlanta HI           Enterprise Software Agreement          04571101      2,583
               Atlanta HI           PC Anywhere Software License           04571102        715
               Atlanta HI           Network Switch Replacement             04571104        500
               Atlanta HI           Opera PMS                              04571105    114,400
               Harrisburg CI        Enterprise Software Agreement          04574101        596
               Cumberland HI        Enterprise Software Agreement          04647101      1,391
               Cumberland HI        Network Switch Replacement             04647104        500
               Frederick HI         Enterprise Software Agreement          04686101      1,987
               Frederick HI         Network Switch Replacement             04686104        500
               York HI              Enterprise Software Agreement          04735101      1,788
               York HI              Network Switch Replacement             04735104        500
               Bensalem Cty.        Enterprise Software Agreement          05807101      1,391
               Bensalem Cty.        Network Switch Replacement             04807104        500
               Pottstown CI         Enterprise Software Agreement          04812101        596
               Durham W             Enterprise Software Agreement          04813101      1,192
               Durham W             Network Switch Replacement             04813104        500
               Charlotte Univ.      Enterprise Software Agreement          04818101      1,589
               Charlotte Univ.      PC Anywhere Software License           04818102        385
               Charlotte Univ.      PC & Printer Replacement               04818103      4,045
               Charlotte Univ.      Network Switch Replacement             04818104        500
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       173,347
                                                                                     ---------
  March '04
            x  Atlanta HI           Guestroom HVAC Units                   04571111     14,000
               Atlanta HI           PC and Printer Replacement(s)          04571103      6,775
            x  Harrisburg CI        Bedspreads                             04574105     19,000
            x  York HI              Roof Repairs                           04735103     20,000
               Charlotte Univ.      Opera PMS                              04818105     90,000
            x  Charlotte Univ.      Neon Edging                            04818107      7,000
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       191,278
                                                                                     ---------
  April '04
            x  Beaver Falls HI      Fire Alarm System                      04569107     25,000
               Asheville C.S.       High Speed Internet Access             04570106     13,600
            x  Atlanta HI           Mechanical Room Repairs                04571110      8,500
            x  Harrisburg CI        Mattresses                             04574106     13,200
            x  Bensalem Cty.        Marriott Recommended Improvements      04807106     15,000
            x  Durham W             Guestroom Carpet                       04813105     69,000
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       178,803
                                                                                     ---------
   May '04
               Atlanta HI           High Speed Internet Access             04571106     77,120
               Frederick HI         Opera PMS                              04686105     79,200
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       190,823
                                                                                     ---------
  June '04
            x  Cumberland HI        Hallway HVAC Unit                      04647105     17,000
            x  Bensalem Cty.        Roof Repairs                           04807107     50,000
            x  Frederick HI         Courtyard Skylight Replacements        04686109     19,200
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       120,703
                                                                                     ---------

                                   Capital Expenditure Budget FYE 1/31/05
----------------------------------------------------------------------------------------------
Pool 2           Hotel Property                Description                 Account    Budget
----------------------------------------------------------------------------------------------
  July '04
               York HI              PC Anywhere Software License           04735102        550
               Beaver Falls HI      PC Anywhere Software License           04569102        275
               Beaver Falls HI      PC and Printer Replacement(s)          04569103        150
               Asheville C.S.       PC Anywhere Software License           04570102        165
               Asheville C.S.       PC and Printer Replacement(s)          04570103        550
               Harrisburg CI        PC Anywhere Software License           04574102        165
               Harrisburg CI        PC and Printer Replacement(s)          04574103      2,015
               Cumberland HI        PC Anywhere Software License           04647102        330
               Cumberland HI        PC and Printer Replacement(s)          04647103      1,100
               Frederick HI         PC Anywhere Software License           04686102        550
               Frederick HI         PC and Printer Replacement(s)          04686103      1,365
               Bensalem Cty.        PC Anywhere Software License           04807102        385
               Bensalem Cty.        PC and Printer Replacement(s)          04807103      2,980
               Pottstown CI         PC & Printer Replacement               04812103      1,615
               Pottstown CI         PC Anywhere Software License           04812102        165
               Durham W             PC Anywhere Software License           04813102        330
               Durham W             PC Replacement 2                       04813103        550
               Atlanta HI           Breeze Upgrade                         04571107     23,500
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                        71,243  926,197
                                                                                     ---------
  Aug. '04
            x  Asheville C.S.       Parking Lot and Curb Repairs           04570107     18,000
            x  Frederick HI         Sofas, Chairs, Ottomans                04686107     19,250
            x  Frederick HI         Pull-up Lounge Chairs                  04686108     31,250
               York HI              Breeze Upgrade                         04735107      2,780
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       105,783
                                                                                     ---------
  Sept '04
               Frederick HI         Breeze Upgrade                         04686106     21,500
               York HI              Phones                                 04735105     15,000
               Beaver Falls HI      Restaurant Point of Sale System        04569106     47,000
               Beaver Falls HI      Phones                                 04569105      1,500
            x  Beaver Falls HI      Sidewalk Repairs (near Ballroom)       04569108     10,000
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       129,503
                                                                                     ---------
  Oct. '04
            x  Harrisburg CI        Guestbath Wall Vinyl/Paint             04574104     28,750
            x  Charlotte Univ.      Corridor Carpet                        04818106     30,000
            x  Asheville C.S.       Micro Fridges                          04570105     12,375
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       105,628
                                                                                     ---------
  Nov. '04
               York HI              Restaurant Point of Sale System        04735106     43,000
            x  York HI              Guestroom Carpet                       04735108     55,800
            x  Asheville C.S.       Sofabeds with Chairs                   04570104     60,000
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       193,303
                                                                                     ---------
  Dec. '04
            x  Atlanta HI           Guestroom Knockdown                    04571108     29,900
            x  Atlanta HI           ADA Rooms (4)                          04571109     12,000
            x  Bensalem Cty.        Marriott Sign Package                  04807105     50,000
            x  Frederick HI         Boiler System Repairs                  04686110      8,000
            x  Durham W             Guestroom Vanities                     04813106     30,000
                                    Monthly Contingency                                 34,503
                                                                                     ---------
                                                                                       164,403
                                                                           -------------------
                                                                              TOTAL  1,624,817
                                                                           -------------------

                   BUDGETED PRE-CLOSING CAPTITAL EXPENDITURES
                                 INCLUDED ASSETS
                                   FYE 1/31/05

                                                             CLOSING
                                                              AS IF
BASIC CAPITAL EXPENDITURES                                  7/30/2004
--------------------------                                  ----------
   FYE 1/31/04 CARRYFORWARD
   ------------------------
                     POOL 1                                     40,000
                     POOL 2                                     62,000
                                                            ----------
                                                               102,000
                FYE 1/31/05
                -----------
                     POOL 1                                    793,537
                     POOL 2                                    926,197
                                                            ----------
                                                             1,719,734
RELICENSING
-----------
                  UNIONTOWN                                  1,615,000
OTHER
-----
                 GREENSBURG                                  1,160,000
                                                            ----------
TOTAL                                                        4,596,734
                                                            ==========

                BALANCE OF FYE 1/31/04 CAPITAL EXPENDITURE BUDGET

                                     POOL I
                                     ------

Harrisonburg Four Points    Drapes & Bedspreads             APR           24,000
Oak Ridge Comfort Inn       Bedspreads                      APR           16,000
                                                         -----------------------
                                                               TOTAL      40,000
                                                         -----------------------

                                     POOL II
                                     -------

Beaver Falls Holiday Inn    ADA Room                        APR           12,000
Beaver Falls Holiday Inn    Fire Alarm System               MAY           50,000
                                                         -----------------------
                                                               TOTAL      62,000
                                                         -----------------------
                                                         GRAND TOTAL     102,000
                                                         -----------------------

                      FYE 1/31/03 & 04 RE-LICENSING PROJECT

                              UNIONTOWN HOLIDAY INN
                              ---------------------

Architectural/Engineering                           APR     Apr-04       10,000
Architectural/Engineering                           MAY     May-04       10,000
Architectural/Engineering                           JUN     Jun-04       15,000
Architectural/Engineering                           JUL     Jul-04       15,000
Back-of-House Areas                                 APR     Apr-04       10,000
Back-of-House Areas                                 MAY     May-04       50,000
Back-of-House Areas                                 JUN     Jun-04       40,000
Back-of-House Areas                                 JUL     Jul-04       30,000
Back-of-House Areas                                 AUG     Aug-04       20,000
Courtyard/Pool Fence                                APR     Apr-04       20,000
Courtyard/Pool Fence                                MAY     May-04       25,000
Courtyard/Pool Fence                                JUN     Jun-04       30,000
Courtyard/Pool Fence                                JUL     Jul-04       30,000
Dining/Lounge/Lobby                                 APR     Apr-04      200,000
Dining/Lounge/Lobby                                 MAY     May-04      250,000
Dining/Lounge/Lobby                                 JUN     Jun-04      120,000
Exterior of Building                                MAY     May-04       75,000
Exterior of Building                                JUN     Jun-04       75,000
Exterior of Building                                JUL     Jul-04      250,000
Exterior of Building                                AUG     Aug-04      200,000
Exterior of Building                                SEP     Sep-04      100,000
Guestrooms                                          APR     Apr-04       30,000
Guestrooms                                          MAY     May-04       10,000
Meeting Rooms/Ballroom                              APR     Apr-04       60,000
Meeting Rooms/Ballroom                              MAY     May-04       20,000
Meeting Rooms/Ballroom                              JUN     Jun-04       20,000
Roofing                                             APR     Apr-04       30,000
Roofing                                             MAY     May-04       20,000
Stairwells/Corridors                                APR     Apr-04       20,000
Stairwells/Corridors                                MAY     May-04       40,000
Stairwells/Corridors                                JUN     Jun-04       10,000
                                                   ----------------------------
                                                   TOTAL              1,835,000
                                                   ----------------------------

                                                                      1,765,000

                             GREENSBURG FOUR POINTS
                             ----------------------

                                 (Includes 2005)
                                 ---------------

------------------------------------------------------------
      AREA OF WORK                  MONTH           AMOUNT
------------------------------------------------------------
ADA Rooms                        July 2004            25,000
Back of House                    July 2004            10,000
Ballroom                         January 2005         50,000
Ballroom                         February 2005        50,000
Ballroom                         March 2005           40,000
Ballroom                         April 2005           29,000
Design/Architect                 June 2004            15,000
Design/Architect                 July 2004            25,000
Design/Architect                 August 2004          10,000
Design/Engineering               September 2004       25,000
Design/Engineering               October 2004         25,000
Exterior                         May 2004            150,000
Exterior                         June 2004           200,000
Exterior                         July 2004           140,000
Fire Safety                      February 2005        50,000
Fire Safety                      March 2005           50,000
Fitness Center                   June 2004            13,000
Freight/Contingency              December 2004        30,000
Guestroom Baths                  June 2004            34,000
Guestroom Corridors              June 2004            45,000
Guestroom Corridors              July 2004            45,000
Guestrooms                       June 2004           112,000
Guestrooms                       July 2004           100,000
Guestrooms                       August 2004         100,000
Interior Signage                 June 2004             8,000
Lobby                            January 2005         38,000
Lobby                            February 2005        38,000
Lounge                           May 2004             35,000
Lounge                           June 2004            40,000
Meeting Rooms                    November 2004        22,000
Pool Area                        June 2004            11,000
Pre-Function                     January 2005         35,000
Restaurant                       January 2005         74,000
Restaurant                       February 2005        50,000
Restaurant                       March 2005           50,000
Signage                          July 2004           100,000
Storage & Contingency            June 2004            15,000
Storage & Contingency            July 2004            15,000
Storage/Disposal/Taxes           November 2004        30,000
Taxes/Freight/Disposal           May 2004             10,000
Two-Line Phones                  May 2004             12,000
                                 ---------------------------
                                          TOTAL    1,956,000
                                 ---------------------------

                                                   1,173,000

                     FYE 1/31/05 CAPITAL EXPENDITURE SUMMARY
                                 INCLUDED ASSETS

BASIC CAPITAL EXPENDITURES
--------------------------
   FYE 1/31/04 CARRYFORWARD
   ------------------------
                     POOL 1                                     40,000
                     POOL 2                                     62,000
                                                            ----------
                                                               102,000
                FYE 1/31/05
                -----------
                     POOL 1                                  1,223,635
                     POOL 2                                  1,624,817
                                                            ----------
                                                             2,848,452
RELICENSING
-----------
                  UNIONTOWN                                  1,835,000
OTHER
-----
                 GREENSBURG                                  1,956,000
                                                            ----------
TOTAL                                                        6,741,452
                                                            ==========

                                                                       Exhibit P
                                                                       ---------

                                     FORM OF

                          SELLERS' CLOSING CERTIFICATE

[Name of Seller], a [jurisdiction/entity] ("Seller") has entered into that certain Agreement of Purchase and Sale Agreement for the [Name and location of Hotel], dated [insert date of Agreement] (the "Purchase Agreement") with AP/APMC Partners, LLC, which has assigned all of its rights, title and interest under the Purchase Agreement to [name of assignee] ("Buyer"). Seller hereby certifies to Buyer that, as of the date of this certificate:

     (1) The representations and warranties of Seller contained in the Purchase Agreement that are qualified as to materiality are true and correct, and the representations and warranties of Seller contained in the Purchase Agreement not so qualified as to materiality are true and correct in all material respects.

     (2) Each of the material obligations of Seller to be performed at or before the Closing have been duly performed.


Dated: [Insert Date]                   [NAME OF SELLER], a [jurisdiction/entity]


                                       By:
                                          --------------------------------------

                                                                       Exhibit Q
                                                                       ---------

                           SURVEY OF EACH HOTEL PARCEL

"Minium Standard Detail requirements for ALTA/ACSM Land Title Surveys", jointly established and adopted by ALTA, ACSM and NSPS in 1999, including Items 2, 3, 4, 6, 7a, 7b1, 7c, 8, 9, 10 and 11 of Table A thereof.

                                                                       Exhibit R
                                                                       ---------

                                     FORM OF

                           TENANT ESTOPPEL CERTIFICATE


TO:       AP/APMC Partners, LLC and its assigns ("Buyer")
          1301 Avenue of the Americas, 38th Floor
          New York, New York 10019
          Attention: Rick Koenigsberger

          Crown American Corporation and its assigns ("Seller")
          ______________________________
          ______________________________
          Attention: __________________

RE: Lease of Space (the "Lease") in [Name and location of Hotel] (the "Hotel") between [Name of Seller and, if applicable: as successor in title and interest {Lessor party named in Lease}], as lessor, and the undersigned [if applicable: as successor in interest to {Lessee party named in Lease}], as lessee

The undersigned is the tenant ("Tenant") under the Lease. Tenant hereby certifies and agrees as follows:

     1. The lease agreement and (if any) the amendment(s) and other documents identified in Exhibit A to this Certificate, hereinafter referred to as the "Lease", are the only agreements evidencing and governing the Lease, and the Lease, as so identified in Exhibit A hereto, is in full force and effect and constitutes the entire agreement between the parties. Tenant acknowledges that the lessor identified above is currently its landlord (the "Landlord") under the Lease.

     2. The commencement date for the initial term of the Lease is [insert date], [if applicable: the rent commencement date of the Lease is [insert date] and Tenant took occupancy of the leased premises under the Lease on [insert date]. The initial term of the Lease will expire on [insert date] and Tenant has no rights to extend or renew the Lease except as set forth here: _______________
__________________.

     3. There are not, to the best of Tenant's knowledge, any uncured defaults on the part of Landlord, or any events or conditions now in existence which will, with notice or the passage of time or both, constitute a default on the part of Landlord.

     4. There are not any uncured defaults on Tenant's part, or any events or conditions now in existence which will, with notice or the passage of time or both, constitute a default on its part.

     5. Tenant has made no agreements with Landlord, or with any predecessor or agent of Landlord, concerning free rent, partial rent, rebate of rental payments or other rental concession except as set forth in the Lease. Any such period of free rent or other rent concession has already expired (except as indicated here:
_________________________________).

     6. There are no unsatisfied obligations on the part of Landlord to construct, install, alter or repair, or to pay or reimburse the costs of installing, altering or repairing, any improvements to Tenant's leased premises, or to make any other payments to or on behalf of Tenant (except as indicated here:______________________________).

     7. Except for a security deposit (if any) in the amount specified below and for the current month's base rent, Tenant has not made any deposit or paid any rents or other sums in advance with respect to the Lease.

Amount of Security Deposit: $________________________ (if left blank, none).

     8.   The current base monthly rent under the Lease is $__________________.

     9. The Premises consist of approximately ___________ [net rentable] or [gross] square feet of [office] [retail] space. [If there are expense passthroughs: Tenant's share of common area maintenance, taxes and other operating expenses under the Lease is __% of such expenses {if applicable: in excess of [stop amounts] [those for calendar year ______]} and Tenant currently pays $_______ per month on account of such expenses. Tenant has no claims with respect to any such expense payments made for prior years.]

     10. Tenant currently maintains the commercial premises liability and property hazard insurance policies with respect to its premises in the minimum amounts and coverage required by the Lease.

     11. Tenant has no options, rights of first offer or negotiation or other such preemptive rights to lease additional space within the Hotel (or to purchase the Hotel), except for the rights and space(s) specifically described here: ____________________________________________.

     12. There is not currently pending with respect to Tenant, or any majority shareholder or equity holder (direct or indirect) in Tenant, any proceeding under the Bankruptcy Code, or under any other law or process for the relief of debtors or the protection of creditors generally, nor does Tenant (or, to Tenant's knowledge, any other party) contemplate such a proceeding.

     13. The Lease entitles Tenant to the [non-exclusive] or [exclusive] use of _______________ parking spaces at the Hotel.

     14. Tenant has not assigned its rights under the Lease or sublet any portion of the Premises.

     15. Tenant has no notice of any prior assignment, hypothecation, grant of security interest, or pledge by Landlord of the Lease or the rents due thereunder other than ______________________. Tenant has not assigned, hypothecated, granted a security interest or pledged its interest in the Lease to any person or entity.

     16.  Tenant's current address for notices under or concerning the Lease is:

                         ______________________________
                         ______________________________
                         ______________________________

     17. The individual executing this Certificate on behalf of Tenant is empowered and authorized to do so.

This Certificate is being delivered in connection with the transfer of the Hotel to Buyer and Tenant understands and agrees that Buyer, its successors, assigns and lenders, will be relying upon this Certificate and agrees that each of them is entitled to do so.


Dated: [insert date]


TENANT:                                   [Name of Tenant]


                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                    EXHIBIT A

                                 Lease Agreement

                                                                       Exhibit S
                                                                       ---------

RECORDING REQUESTED BY:

AND WHEN RECORDED, MAIL TO:
--------------------------------------------------------------------------------
                                                       [FOR RECORDER'S USE ONLY]

                                     FORM OF

                            TENANT LEASES ASSIGNMENT

THIS ASSIGNMENT AND ASSUMPTION AGREEMENT (this "Assignment") is made as of [insert date], by and between [NAME OF SELLER], a [jurisdiction/entity] ("Assignor"), and [NAME, entity type and jurisdiction of Buyer or nominee] ("Assignee").

                                    RECITALS
                                    --------

          A. Assignor has entered into that certain Agreement of Purchase and Sale (the "Purchase Agreement") for the [Name and location of Hotel], including all the parcels of land described in Exhibit A hereto (altogether, the "Property"), dated as of [insert date of Purchase Agreement], between Assignor, as "Seller," and AP/APMC Partners, LLC, as "Buyer," for purchase of the land described in Exhibit A attached hereto, together with the improvements thereon (altogether, the "Property").

          B. In conjunction with the sale and purchase of the Property, the Purchase Agreement obligates Assignor to assign to Assignee, and Assignee to assume, all of the lessor's interest under the space leases encumbering the Property, as identified in the Schedule of Leases attached hereto as Exhibit B, subject to the terms and conditions set forth in this Agreement.

          C. All of Buyer's rights under the Purchase Agreement have been assigned to Assignee.

NOW, THEREFORE, in consideration of the foregoing, and of the mutual covenants and conditions herein contained, the parties hereto (together, the "Parties," and each sometimes a "Party") hereby act and agree as follows:

     1. Assignment. Effective on the date hereof, Assignor hereby assigns, sets over and transfers to Assignee, and Assignee hereby takes and accepts from Assignor, all of Assignor's rights, title and interest as lessor in, under and to each of the Leases and to all rents and other sums hereafter owing and all other rights, benefits and privileges hereafter accruing to the lessor thereunder.

     2. Assumption of Obligations and Liabilities by Assignee. Assignee hereby assumes all of the obligations and liabilities of Assignor under each of the Leases arising or accruing on and after the date hereof.

     3. No Impairment of Purchase Agreement Provisions. Nothing contained in this Assignment shall be deemed to limit, waive or otherwise derogate from any warranty, representation, covenant or indemnification made in the Purchase Agreement by either Party and none of such provisions in the Purchase Agreement shall be deemed to have merged into this Assignment.

     4. Further Assurances. Assignor shall promptly execute and deliver to Assignee any additional instrument or other document which Assignee reasonably requests to evidence or better effect the assignment contained herein.

     5. Counterparts; Recording. This Assignment may be executed in any number of counterparts and by each Party on a separate counterpart or counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute but one and the same instrument. Only Assignee, or its successor or assign, shall have the right to record this Assignment and Assignor shall not record any counterpart hereof.

     6. Governing Law. This Assignment shall be deemed to be an agreement made under the laws of the [state where the Property is located] [State of New York] and for all purposes shall be governed by and construed in accordance with such laws.

     7. Binding Effect. This Assignment shall be binding upon and inure to the benefit of each of the Parties and its successors and assigns.

     8. Warranty of Signers. Each individual executing and delivering this Assignment on behalf of a Party hereby represents and warrants to the other Party that such individual has been duly authorized and empowered to make such execution and delivery.

                         [SIGNATURES ON FOLLOWING PAGE]

IN WITNESS WHEREOF, the Parties have caused this Assignment to be executed and delivered by their respective representatives, thereunto duly authorized, as of the date first above written.

ASSIGNOR:                                 [NAME OF SELLER], a
                                          [jurisdiction/entity]


                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

ASSIGNEE:                                 [NAME, entity, jurisdiction of Buyer
                                          or nominee]


                                          By:
                                                --------------------------------
                                          Name:
                                                --------------------------------
                                          Title:
                                                --------------------------------

                                ACKNOWLEDGEMENTS
                                ----------------

STATE OF                 )
                         ) ss:
COUNTY OF _______________)


On _________________, before me, ____________________, personally appeared
_________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

_________________________    [SEAL]


STATE OF CALIFORNIA      )
                         ) ss:
COUNTY OF _______________)

On _________________, before me, ____________________, personally appeared
_____________________________________, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

_________________________    [SEAL]

                                    EXHIBIT A

                                      Land

                                    EXHIBIT B

                               Schedule of Leases

                                                                       Exhibit T
                                                                       ---------

                                     FORM OF

                        GROUND LEASE ESTOPPEL CERTIFICATE

TO:       AP/APMC Partners, LLC and its assigns ("Buyer")
          1301 Avenue of the Americas, 38th Floor
          New York, New York 10019
          Attention: Rick Koenigsberger

          Crown American Corporation and its assigns ("Seller")
          ______________________________
          ______________________________
          Attention:  __________________

Re: Ground Lease between Amritlal N. Patel and Kantaben Patel, husband and wife ("Landlord"), and Seller, as Tenant, dated October 11, 1989, a Memorandum of which was recorded October 13, 1989 in Record Book 1336, Page 5 of the Dauphin County Records, as Amended by Amendment of Lease dated October 24, 1989 (collectively, the "Ground Lease")

Ladies and Gentlemen:

We understand that Buyer and Seller are entering a transaction pursuant to which Seller will assign its right, title and interest in and to the Ground Lease to Buyer or Buyer's assignee. Landlord is delivering this Certificate in the knowledge that Buyer and its assigns will rely upon it in acquiring Seller's right, title and interest in and to the Ground Lease.

Therefore, Landlord certifies to each of Buyer, Buyer's assigns and Seller as follows:

1. Except as referenced above, the Ground Lease has not been amended or supplemented.

2.   The Ground Lease is in full force and effect.

3. There are no existing defaults in the performance by Tenant of any of Tenant's obligations under the Lease, and Landlord has no knowledge of any condition or event which, with the giving of notice, the passage of time, or both, would constitute a default by Tenant under the Ground Lease.

4. Annual Rent has been paid in full through ________________, 2004. The monthly installment of Annual Rent paid on such date was equal to $____________.

5.   There are no sums currently due and payable to Landlord under the Ground
     Lease.

6. The term of the Ground Lease commenced on October 13, 1989 and the original term expires on October 12, 2039. Provided that the Tenant is not in material default of its obligations under the Ground Lease, the Tenant has the option to renew the Ground

     Lease for two consecutive additional terms of ten years each (or, alternatively, at Tenant's option, Tenant may renew for a period of time coinciding with any hotel franchise or license agreement then in existence with respect to the hotel, not to extend beyond October 12, 2059).

                                          Very truly yours,


                                          --------------------------------------
                                          Amritlal N. Patel


                                          --------------------------------------
                                          Kantaben Patel

                                                                       Exhibit U
                                                                       ---------

                                     FORM OF

                               NOTICE TO TENANT OF
                              SALE OF HOTEL (LEASE)


BY CERTIFIED MAIL ONLY

[Name and Address of Tenant]

Re:  Lease dated [date of lease] (the "Lease")

Dear Tenant:

On [Closing Date], the property known as the [Name of Hotel], located at [address of Hotel] (the "Hotel"), in which you are a tenant under the Lease, was sold to [name of Buyer] ("Buyer").

Henceforth, all rent and other payments due under the Lease should be remitted to Buyer's manager at the following address:

                           [Address for rent payments]

and notice and other communications to landlord under or with respect to the Lease should be delivered to:

                         [Name and address for notices]

until you are directed otherwise by Buyer or Buyer's manager.

                                          Very truly yours,


                                          [Name of Seller and/or the Manager,
                                          as appropriate]


                                          By:
                                                 -------------------------------
                                          Name:
                                                 -------------------------------
                                          Title:
                                                 -------------------------------

                                       U-1